                                                                   EXHIBIT 10(g)

                                                        COMPOSITE CONFORMED COPY


________________________________________________________________________________

________________________________________________________________________________





                    CREDIT, SECURITY AND GUARANTY AGREEMENT


                          Dated as of November 1, 1995


                                     Among


                           ORION PICTURES CORPORATION
                                  as Borrower

                                      and

                  THE CORPORATE GUARANTORS REFERRED TO HEREIN

                                      and

                         THE LENDERS REFERRED TO HEREIN

                                      and

                                 CHEMICAL BANK
                                    as Agent





________________________________________________________________________________

________________________________________________________________________________


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                               TABLE OF CONTENTS

INTRODUCTORY STATEMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

1.     DEFINITIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2

2.     THE LOANS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
       SECTION 2.1.  Revolving Credit Loans.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
       SECTION 2.2.  Term Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
       SECTION 2.3.  Making of Loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
       SECTION 2.4.  Letters of Credit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
       SECTION 2.5.  Notes; Repayment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
       SECTION 2.6.  Interest on Loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
       SECTION 2.7.  Commitment Fees and Other Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
       SECTION 2.8.  Optional and Mandatory Termination or
                     Reduction of Commitments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
       SECTION 2.9.  Default Interest; Alternate Rate of
                     Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
       SECTION 2.10. Interest Adjustments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
       SECTION 2.11. Continuation and Conversion of Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
       SECTION 2.12. Prepayment of Loans; Reimbursement of
                     Lenders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
       SECTION 2.13. Change in Circumstances  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
       SECTION 2.14. Change in Legality . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
       SECTION 2.15. Manner of Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
       SECTION 2.16. United States Withholdings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
       SECTION 2.17. Provisions Relating to the Borrowing Base  . . . . . . . . . . . . . . . . . . . . . . . . . . .  52

3.     REPRESENTATIONS AND WARRANTIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53

       SECTION 3.1.  Corporate Existence and Power  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
       SECTION 3.2.  Corporate Authority and No Violation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
       SECTION 3.3.  Governmental Approval  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
       SECTION 3.4.  Financial Condition  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
       SECTION 3.5.  No Material Adverse Change . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
       SECTION 3.6.  Title to Properties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
       SECTION 3.7.  UCC Filing Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
       SECTION 3.8.  Litigation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
       SECTION 3.9.  Federal Reserve Regulations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
       SECTION 3.10. Investment Company Act . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
       SECTION 3.11. Enforceability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
       SECTION 3.12. Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
       SECTION 3.13. Compliance with ERISA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
       SECTION 3.14. Agreements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
       SECTION 3.15. True and Complete Disclosure . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59





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
       SECTION 3.16. Security Interests; Other Security . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
       SECTION 3.17. Ownership of Pledged Securities, Inactive
                     Subsidiaries, etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
       SECTION 3.18. Ownership of Product; Copyrights and
                     Other Rights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
       SECTION 3.19. Distribution Rights  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
       SECTION 3.20. Fictitious Names . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
       SECTION 3.21.  Compliance with Laws  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
       SECTION 3.22.  Environmental Liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
       SECTION 3.23.  Fiscal Year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63

4.     CONDITIONS OF LENDING  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63

       SECTION 4.1.   Conditions Precedent to the Initial Loan  . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
       SECTION 4.2.   Condition Precedent to Each Loan and
                      Each Letter of Credit . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67

5.     AFFIRMATIVE COVENANTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67

       SECTION 5.1.   Financial Statement, Reports, etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68
       SECTION 5.2.   Corporate Existence; Compliance with
                      Statutes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  72
       SECTION 5.3.   Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  72
       SECTION 5.4.   Completion Guaranties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  74
       SECTION 5.5.   Taxes and Charges; Obligations in
                      Ordinary Course of Business . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  74
       SECTION 5.6.   Chief Executive Office; Corporate Name  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  74
       SECTION 5.7.   ERISA Compliance and Reports  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  75
       SECTION 5.8.   Use of Proceeds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  76
       SECTION 5.9.   Access to Books and Records;
                      Examinations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  77
       SECTION 5.10.  Third Party Audit Rights  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  77
       SECTION 5.11.  Maintenance of Properties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  78
       SECTION 5.12.  Material Adverse Effect . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  78
       SECTION 5.13.  Further Assurances; Security Interests  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  78
       SECTION 5.14.  Performance of Obligations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  79
       SECTION 5.15.  Copyright . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  79
       SECTION 5.16.  Film Properties and Rights; Credit
                      Parties to Act as Pledgeholder. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  80
       SECTION 5.17.  Laboratories; No Removal  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  80
       SECTION 5.18.  Lab Access Letter . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  81
       SECTION 5.19.  Cash Receipts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  81
       SECTION 5.20.  Subsidiaries  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  81
       SECTION 5.21.  Security Agreements with the Guilds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  82
       SECTION 5.22.  Bank Accounts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  82





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
       SECTION 5.23.  Liens . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  82
       SECTION 5.24.  Production  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  82
       SECTION 5.25.  Music . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  82
       SECTION 5.26.  Distribution Agreements; Negative
                      Pickups; etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  83
       SECTION 5.27.  Separate Corporate Structures . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  84
       SECTION 5.28.  Environmental Laws  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  85

6.     NEGATIVE COVENANTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  86

       SECTION 6.1.   Limitation on Indebtedness  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  86
       SECTION 6.2.   Limitation on Guaranties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  87
       SECTION 6.3.   No Change in Business . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  87
       SECTION 6.4.   Consolidation, Merger, Sale or
                      Purchase of Assets, etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  87
       SECTION 6.5.   Limitation on Loans and Investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  87
       SECTION 6.6.   Limitation On Liens . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  88
       SECTION 6.7.   Restricted Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  89

       SECTION 6.8.   Limitation on Leases. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  89
       SECTION 6.9.   Receivables . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  89
       SECTION 6.10.  Sale and Leaseback  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  90
       SECTION 6.11.  ERISA Compliance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  90
       SECTION 6.12.  Transactions with Affiliates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  90
       SECTION 6.13.  Hazardous Materials . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  91
       SECTION 6.14.  Use of Proceeds of Loans and Requests
                      for Letters of Credit . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  91
       SECTION 6.15.  Budgeted Negative Cost; etc . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  91
       SECTION 6.16.  Unrecouped Print and Advertising Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . .  91
       SECTION 6.17.  Development Costs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  91
       SECTION 6.18.  Principal Photography . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  91
       SECTION 6.19.  Joint Venture; Co-Production  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  92
       SECTION 6.20.  Free Cash Flow Ratio  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  92
       SECTION 6.21.  Limitations on Capital Expenditures . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  92
       SECTION 6.22.  Cumulative Film Investment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  93
       SECTION 6.23.  Limitations on Net Loss . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  93
       SECTION 6.24.  Overhead Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  93
       SECTION 6.25.  Fiscal Year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  93
       SECTION 6.26.  Special Purpose Distributors. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  93

7.     EVENTS OF DEFAULT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  94

       SECTION 7.1.   Term Loan Events of Default . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  94
       SECTION 7.2.   Revolving Loan Events of Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  97





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
8.     SECURITY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  99

       SECTION 8.1.  Security Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  99
       SECTION 8.2.  Use of Collateral  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  99
       SECTION 8.3.  Collection Accounts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  99
       SECTION 8.4.  Credit Parties to Hold in Trust  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 100
       SECTION 8.5.  Collections  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 100
       SECTION 8.6.  Possession, Sale of Collateral . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 101
       SECTION 8.7.  Application of Proceeds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 102
       SECTION 8.8.  Power of Attorney  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 103
       SECTION 8.9.  Financing Statements and Payment
                     Directions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 104
       SECTION 8.10. Further Assurances . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 104
       SECTION 8.11. Remedies Not Exclusive . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 104
       SECTION 8.12. Termination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 104
       SECTION 8.13. Quiet Enjoyment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 105
       SECTION 8.14. Release of Collateral  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 105

9.     GUARANTY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 105

       SECTION 9.1.  Guaranty . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 105
       SECTION 9.2.  No Impairment of Guaranty  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 107
       SECTION 9.3.  Continuation and Reinstatement, etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 107
       SECTION 9.4.  Limitation on Guaranteed Amount  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 108
       SECTION 9.5.  Termination. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 109

10.    CASH COLLATERAL  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 109

       SECTION 10.1.  Cash Collateral Account.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 109
       SECTION 10.2.  Investment of Funds.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 109
       SECTION 10.3.  Grant of Security Interest. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 110
       SECTION 10.4.  Remedies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 110

11.    THE AGENT AND THE ISSUING BANK . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 110

       SECTION 11.1.  Administration by Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 110
       SECTION 11.2.  Advances and Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 112
       SECTION 11.3.  Sharing of Setoffs  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 113
       SECTION 11.4.  Agreement of Required Lenders.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 113
       SECTION 11.5.  Notice to Lenders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 114
       SECTION 11.6.  Liability of Agent and Issuing Bank . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 114
       SECTION 11.7.  Reimbursement and Indemnification . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 115
       SECTION 11.8.  Rights of Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 116
       SECTION 11.9.  Independent Investigation by Lenders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 116
       SECTION 11.10. Notice of Transfer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 116

       SECTION 11.11. Successor Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 116

12.    MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 117

       SECTION 12.1.  Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 117
       SECTION 12.2.  Survival of Agreement, Representations
                      and Warranties, etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 117
       SECTION 12.3.  Successors and Assigns; Syndications;
                      Loan Sales; Participations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 118
       SECTION 12.4.  Expenses; Documentary Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 121
       SECTION 12.5.  Indemnity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 122
       SECTION 12.6.  CHOICE OF LAW . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 124
       SECTION 12.7.  No Waiver . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 124
       SECTION 12.8.  Extension of Maturity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 124
       SECTION 12.9.  Amendments; Waivers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 124
       SECTION 12.10. Severability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 125
       SECTION 12.11. WAIVER OF JURY TRIAL  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 125
       SECTION 12.12. SERVICE OF PROCESS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 126
       SECTION 12.13. Headings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 126
       SECTION 12.14. Execution in Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 127
       SECTION 12.15. Termination of Agreement. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 127
       SECTION 12.16. Confidentiality . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 127
       SECTION 12.17. Subordination of Intercompany Advances. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 128

Schedules



1                Schedule of Commitments
2                Approved Account Debtors/Allowable Amounts
3.2              Stock Transfer Restrictions
3.7              Chief Executive Offices; Location of Collateral
3.8              Litigation
3.13             ERISA
3.14             Material Agreements and Contracts
3.17(a)          Partnerships Interests; Etc.
3.17(b)          Subsidiaries
3.17(c)          Inactive Subsidiaries
3.18(a)          Product
3.18(b)          Copyrights
3.20             Fictitious Names
6.1              Indebtedness
6.6              Liens



Exhibits

Exhibit A-1      -        Form of Revolving Credit Note
Exhibit A-2      -        Form of Term Note
Exhibit B-1      -        Form of Copyright Security Agreement
Exhibit B-2      -        Form of Copyright Security Agreement Supplement
Exhibit C-1      -        Form of Pledgeholder Agreement (Uncompleted Product)
Exhibit C-2      -        Form of Pledgeholder Agreement (Completed Product)
Exhibit D-1      -        Form of Borrower Pledge Agreement
Exhibit D-2      -        Form of Parent Pledge Agreement
Exhibit D-3      -        Form of Subsidiary Pledge Agreement
Exhibit D-4      -        Form of Pledge Agreement Supplement
Exhibit E        -        Form of Subordination Agreement
Exhibit F        -        Form of Laboratory Access Letter
Exhibit G        -        Form of Assignment and Acceptance
Exhibit H-1      -        Opinion of Counsel to the Credit Parties
Exhibit H-2      -        Opinion of Counsel to the Credit Parties
Exhibit H-3      -        Opinion of Counsel to the Credit Parties
Exhibit I        -        Form of Compliance Certificate
Exhibit J        -        Form of Borrowing Base Certificate
Exhibit K        -        Form of Borrowing Certificate
Exhibit L        -        Form of Priority and Contribution Agreement
Exhibit M        -        Form of Guaranty Agreement
Exhibit N        -        Form of Instrument of Assumption and Joinder
Exhibit O        -        Form of Notice of Assignment and Irrevocable
                          Instructions

                                  CREDIT, SECURITY AND GUARANTY AGREEMENT,
                          dated as of November 1, 1995 among (i) ORION
                          PICTURES CORPORATION, a Delaware corporation (the "Borrower"), (ii) the Corporate Guarantors referred to herein, (iii) the Lenders referred to herein and
                          (iv) CHEMICAL BANK, a New York banking corporation, as agent for the Lenders (in such capacity, the "Agent") and as Issuing Bank.


                             INTRODUCTORY STATEMENT


                 All defined terms not otherwise defined above or in this Introductory Statement are as defined in Article 1 hereof, or as defined elsewhere herein.

                 On the date hereof the following mergers were consummated: (i) the merger (the "Orion Merger") of Orion Pictures Corporation, a Delaware corporation ("Old Orion") with and into, OPC Merger Corp., a Delaware corporation and a wholly-owned and newly formed subsidiary of The Actava Group Inc., a Delaware corporation ("Actava") with the Borrower being the survivor of the Orion Merger; the Borrower has changed its name to Orion Pictures Corporation; (ii) the merger (the "MITI Merger") of Metromedia International Telecommunications, Inc., a Delaware corporation, into a wholly-owned and newly formed subsidiary ("New MITI") of Actava, with New MITI being the surviving corporation of the MITI Merger; and (iii) the merger (the "MCEG Merger" and, together with the Orion Merger and the MITI Merger, the "Mergers") of MCEG Sterling Incorporated, a Delaware corporation ("MCEG"), into Actava, with Actava being the surviving corporation of the MCEG Merger. Actava has changed its name to Metromedia International Group, Inc. (hereinafter referred to as the "Parent"). Upon consummation of the Mergers the Parent transferred all of the assets formerly owned by MCEG to the Borrower (the "MCEG Transfer"). The Borrower will conduct the entertainment business formerly conducted by Old Orion and MCEG.

                 The Borrower has requested that the Lenders make available a $185,000,000 five-year secured credit facility consisting of a term loan of $135,000,000 and a revolving credit facility of $50,000,000. The proceeds of the term loan will be used to refinance and/or repay a portion of the Bankruptcy Plan Debt of Old Orion. The proceeds of the revolving credit facility will be used to finance the Borrower's development, production, acquisition, worldwide distribution and exploitation of motion pictures, video product and made-for-television product (other than the production of newly created deficit-financed made-for-television programming), in each case, including ancillary rights and for general working capital purposes.

                 To provide assurance and security for the repayment of the Loans and other Obligations of the Borrower hereunder, the Parent, the Borrower and the Corporate Guarantors will provide or will cause to be provided to the Agent for the benefit of the Lenders, the following (each as more fully described herein):

                          (i) a security interest in the Collateral pursuant to Article 8 hereof;

                          (ii)    a guaranty of the Obligations pursuant to
                 Article 9 hereof;

                          (iii)   a pledge of the capital stock of the
                 Corporate Guarantors pursuant to the Borrower Pledge Agreement; and

                          (iv) a pledge of the capital stock of the Borrower pursuant to the Parent Pledge Agreement.

                 As a result of the Mergers, a major shareholder of the Parent will be Metromedia Company, a Delaware general partnership ("Metromedia") whose general partners are John W. Kluge ("Kluge") and Stuart Subotnick (Kluge together with Metromedia, the "Guarantors"). To provide further assurance and in order to induce the Agent and the Lenders to enter into this Agreement, the Guarantors will provide to the Agent for the benefit of the Lenders, an unconditional guaranty of payment of the Obligations under the revolving credit facility.

                 Subject to the terms and conditions set forth herein, the Agent is willing to act as agent for the Lenders and each Lender is willing to make Loans to the Borrower and participate in the Letters of Credit in an aggregate amount not in excess of its Commitment hereunder.

                 Accordingly, the parties hereto hereby agree as follows:

1.  DEFINITIONS

                 For the purposes hereof unless the context otherwise requires, all Section references herein shall be deemed to correspond with Sections herein, the following terms shall have the meanings indicated, all accounting terms not otherwise defined herein shall have the respective meanings accorded to them under GAAP and all terms defined in the UCC and not otherwise defined herein shall have the respective meanings accorded to them therein. Unless the content otherwise requires, any of the following terms may be used in the singular or the plural, depending on the references:

                 "Acceptable L/C" shall mean an irrevocable letter of credit in form and on terms acceptable to the Agent, payable in Dollars in New York City (or another city acceptable to the Agent) and issued or confirmed by (i) any of the Lenders or (ii) any commercial bank that has (or which is the principal operating subsidiary of a holding company which has as of the time such Letter of Credit is issued) public debt outstanding with a rating of at least "A" (or the equivalent of an "A") from one of the nationally recognized debt rating agencies or (iii) any other bank which the Agent may in its discretion determine to be of acceptable credit quality.

                 "Active Preproduction" shall be defined with respect to any item of Product as commencing upon the earlier of (i) eight weeks prior to the scheduled date on which principal photography with respect to such item of Product is to commence or (ii) the date that such item of Product has been "greenlighted" as such term is understood in the motion picture industry.

                 "Affiliate" shall mean any Person, which, directly or indirectly, is in control of, is controlled by, or is under common control with, another Person. For purposes of this definition, a Person shall be deemed to be "controlled by" another Person if such latter Person possesses, directly or indirectly, power either to direct or cause the direction of the management and policies of such controlled Person whether by contract or otherwise.

                 "Affiliated Group" shall mean a group of Persons, each of which is an Affiliate (other than by reason of having common directors or officers) of some other Person in the group.

                 "Agent" shall mean Chemical Bank, in its capacity as agent for the Lenders hereunder, or such successor Agent as may be appointed pursuant to
Section 11.11.

                 "Aggregate Credit Exposure" shall mean the aggregate Credit Exposure of all of the Lenders.

                 "Agreement" shall mean this Credit, Security and Guaranty Agreement, as amended, supplemented, or restated from time to time in accordance with the provisions hereof.

                 "Allowable Amount" shall mean, with respect to any Person or Affiliated Group, such amount as may be specified as the maximum aggregate exposure for an Approved Account Debtor on Schedule 2, provided, however, that
(i) the Agent may from time to time by written notice to the Borrower (which notice shall be prospective only, i.e., to the extent that reducing such Allowable Amount for any Approved Account Debtor would otherwise result in a mandatory prepayment by the Borrower under Section 2.12, such reduction shall not be given effect for purposes of such Section, but such reduction shall nevertheless be effective for all other purposes under this Agreement immediately upon the Borrower's receipt of such notice), decrease such amount as the Agent, acting in good faith, may in its reasonable discretion deem appropriate or (ii) the Required Lenders may, by written notice to the Borrower, increase such amount as they may in their discretion deem appropriate.

                 "Alternate Base Rate" shall mean for any day, a rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Base CD Rate in effect on such day plus 1% and (c) the Federal Funds Effective Rate in effect for such day plus 1/2 of 1%. For purposes hereof, "Prime Rate" shall mean the rate of interest per annum publicly announced from time to time by the

Agent as its prime rate in effect at its principal office in New York City. "Base CD Rate" shall mean the sum of (a) the product of (i) the Three-Month Secondary CD Rate and (ii) Statutory Reserves and (b) the Assessment Rate. "Three-Month Secondary CD Rate" shall mean, for any day, the secondary market rate for three-month certificates of deposit reported as being in effect on such day (or, if such day is not a Business Day, the next preceding Business
Day) by the Board through the public information telephone line of the Federal Reserve Bank of New York (which rate will, under current practices of the Board, be published in Federal Reserve Statistical Release H.15(519) during the week following such day), or, if such rate shall not be so reported on such day or such next preceding Business Day, the average of the secondary market quotations for three-month certificates of deposit of major money center banks in New York City received at 10:00 a.m., New York City time, on such day (or, if such day shall not be a Business Day, on the next preceding Business Day) by the Agent from three New York City negotiable certificate of deposit dealers of recognized standing selected by it. "Statutory Reserves" shall mean a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board of Governors of the Federal Reserve System of the United States and any other banking authority to which the Agent is subject for new negotiable nonpersonal time deposits in dollars of over $100,000 with maturities approximately equal to three months. Statutory Reserves shall be adjusted automatically on and as of the effective date of any change in any reserve percentage. "Federal Funds Effective Rate" shall mean, for any day the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Agent from three Federal funds brokers of recognized standing selected by it. If for any reason the Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Base CD Rate or the Federal Funds Effective Rate, or both, for any reason, including without limitation the inability or failure of the Agent to obtain sufficient quotations in accordance with the terms hereof, the Alternate Base Rate shall be determined without regard to clause (b) or (c), or both, of the first sentence of this definition, as appropriate, until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Three-Month Secondary CD Rate or the Federal Funds Effective Rate shall be effective on the effective date of such change in the Prime Rate, the Three-Month Secondary CD Rate or the Federal Funds Effective Rate, respectively.

                 "Alternate Base Rate Loan" shall mean a Loan based on the Alternate Base Rate in accordance with the provisions of Article 2.

                 "Applicable Law" shall mean all provisions of statutes, rules, regulations and orders of a Governmental Authority applicable to a Person and decisional authorities, and all effective orders and decrees of all courts and arbitrators of Governmental Authorities in proceedings or actions in which the Person in question is a party.

                 "Applicable Margin" shall mean (i) as to Borrowings under the Term Loan Commitment (x) in the case of Alternate Base Rate Loans, 2% per annum and (y) in the case of Eurodollar Loans, 3% per annum and (ii) as to Borrowings under the Revolving Credit Commitment (x) in the case of Alternate Base Rate Loans, 1/2 of 1% per annum and (y) in the case of Eurodollar Loans, 1-1/2% per annum.

                 "Approved Account Debtor" shall mean any Person or Affiliated Group identified as such on Schedule 2 hereto; provided, however, that (i) the Agent may from time to time by written notice to the Borrower (which notice shall be prospective only, i.e., to the extent that removing such Person or Affiliated Group from the Approved Account Debtor list would otherwise result in a mandatory prepayment by the Borrower under Section 2.12, such removal shall not be given effect for purposes of such Section, but such removal shall nevertheless be effective for all other purposes under this Agreement immediately upon the Borrower's receipt of such notice) delete such Persons or Affiliated Groups as the Agent, acting in good faith may in its reasonable discretion deem appropriate and (ii) the Required

Lenders may add, by written notice to the Borrower, a Person or an Affiliated Group to the list of Approved Account Debtors as they may in their discretion deem appropriate.

                 "Approved Completion Guarantor" shall mean a financially sound and reputable completion guarantor approved by the Required Lenders in their reasonable discretion. Fireman's Fund Insurance Company acting through its agent International Film Guarantors, L.P. (the general partner of which is International Film Guarantors Inc.), Motion Picture Guarantors Ltd. (to the extent the Completion Guaranty is accompanied by a Wellington Insurance Company "cut-through"), Film Finances, Inc. (to the extent the Completion Guaranty is accompanied by a Lloyds of London "cut-through") and Cinema Completions International, Inc./Continental Casualty Company are hereby pre-approved as completion guarantors; provided, however, that such pre-approval may be revoked by the Agent if deemed appropriate in its sole discretion or if so instructed by the Required Lenders, at any time upon 30 days prior written notice to the Borrower; but further, provided, that such pre-approval may not be revoked with regard to any item of Product if a Completion Guaranty has already been issued for such item of Product.

                 "Assessment Rate" shall mean, for any day, the annual assessment rate (rounded upwards, if necessary, to the next higher 1/100 of 1%) most recently estimated by the Agent as the then current net annual assessment rate that will be employed in determining amounts payable by the Agent to the Federal Deposit Insurance Corporation (or any successor) for insurance by such Corporation (or such successor) of time deposits made in Dollars at the Agent's domestic offices.

                 "Assignment and Acceptance" shall mean an agreement in the form of Exhibit G hereto, executed by the assignor, assignee and other parties as contemplated thereby.

                 "Authorized Officer" shall mean, with respect to any Person, its chief financial officer, treasurer or secretary.

                 "Bankruptcy Code" shall mean the Bankruptcy Reform Act of 1978, as heretofore and hereafter amended, as codified at 11 U.S.C. Section 101 et seq.

                 "Bankruptcy Plan Debt" shall mean the obligations of Old Orion pursuant to (i) the Reimbursement Agreement dated as of October 20, 1992, among Old Orion, Kluge and Metromedia, (ii) the Talent Notes due March 1, 1999, (iii) the 10% Subordinated Debentures due October 31, 2001 and (iv) the Creditor Notes due March 1, 1999.

                 "Board" shall mean the Board of Governors of the Federal Reserve System.

                 "Borrower Pledge Agreement" shall mean the Pledge Agreement, dated the date hereof, delivered by the Borrower to the Agent for the benefit of the Lenders, substantially in the form of Exhibit D-1 as the same may be amended, modified or otherwise supplemented.

                 "Borrowing" shall mean a group of Loans of a single Interest Rate Type and as to which a single Interest Period is in effect on a single date.

                 "Borrowing Base" shall mean an amount equal to the sum, without double-counting, of:

                 (a) 100% of the Other Receivables which are guaranteed by Metromedia; provided that the amount included in the Borrowing Base at any time shall not exceed $20,000,000 in the aggregate for all such receivables; plus

                 (b) 100% of the Other Receivables which are supported by an Acceptable L/C; plus

                 (c)      90% of the Domestic Receivables; plus

                 (d)      85% of the Foreign Receivables; plus

                 (e) 50% of Other Receivables not included in clause (a) or (b) above; provided that the amount included in the Borrowing Base at any time shall not exceed $5,000,000 in the aggregate for all such receivables or $175,000 for any obligor; plus

                 (f)      the Library Credit.

                 "Borrowing Base Calculation Date" shall mean the monthly closing date of the Borrower for accounting purposes, but such date shall be no later than the last Business Day of each month.

                 "Borrowing Base Certificate" shall be as defined in Section 5.1(e).

                 "Borrowing Base Delivery Date" shall mean the 20th day of each calendar month after the date hereof based upon the prior month's Borrowing Base Calculation Date provided that if any such day shall not be a Business Day, the Borrowing Base Delivery Date shall be the next succeeding Business Day and provided further that the Borrower may, at its option deliver Borrowing Base Certificates more frequently.

                 "Borrowing Base Ratio" shall mean, at any date of determination, the ratio of (i) the amount of the Receivables Borrowing Base as reflected on the most recently delivered Borrowing Base Certificate, to (ii) the aggregate amount of Term Loans outstanding at such date.

                 "Borrowing Certificate" shall mean the borrowing certificate, substantially in the form of Exhibit K hereto, to be delivered by the Borrower to the Agent in connection with each Borrowing.

                 "Budgeted Negative Cost" shall mean, with respect to any item of Product, the amount of the cash budget (stated in Dollars) for such item of Product including all costs customarily included in connection with the acquisition of all underlying literary and musical rights with respect to such item of Product and in connection with the preparation, production and completion of such item of Product including costs of materials, equipment, physical properties, personnel and services utilized in connection with such item of Product, both "above-the-line" and "below-the-line", any Completion Guaranty fee, and all other items customarily included in negative costs, but excluding a contingency of up to 10%, production fees and overhead charges payable to a Credit Party, finance charges and interest expense.

                 "Business Day" shall mean any day other than a Saturday, Sunday or other day on which banks are permitted to close in the State of New York, the State of California or in Amsterdam, The Netherlands; provided, however, that when used in connection with a Eurodollar Loan, the term "Business Day" shall also exclude any day on which banks are not open for dealings in Dollar deposits on the London Interbank Market.

                 "Capital Expenditures" shall mean, with respect to any Person for any period, the sum of the aggregate of all expenditures (whether paid in cash or accrued as a liability) by such Person during that period which, in accordance with GAAP, are or should be included in "additions to property, plant or equipment or similar items included in cash flows" (including Capital Leases); provided, however, that Capital Expenditures shall not include expenditures of proceeds of insurance settlements in respect of lost, destroyed or damaged assets, equipment or other property to the extent such expenditures are made to replace or repair such lost, destroyed or damaged assets, equipment or other property within twelve months of such destruction or damage.

                 "Capital Lease" shall mean, as applied to any Person, any lease of any property (whether real, personal or mixed) by that Person as lessee which, in accordance with GAAP, is or should be accounted for as a capital lease on the balance sheet of that Person.

                 "Cash Collateral Account" shall be as defined in Section 10.1.

                 "Cash Equivalents" shall mean (i) marketable securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof) having maturities of not more than twelve months from the date of acquisition, (ii) time deposits, certificates of deposit or acceptances of a Lender, or any commercial bank having a short-term deposit rating of at least A-1 or the equivalent thereof by Standard & Poor's Corporation or at least P-1 or the equivalent thereof by Moody's

Investors Service, Inc. with maturities of not more than twelve months from the date of acquisition, or (iii) commercial paper rated at least A-2 or the equivalent thereof by Standard & Poor's Corporation or at least P-2 or the equivalent thereof by Moody's Investors Service, Inc. and in each case maturing within twelve months after the date of acquisition.


                 "Chemical Clearing Account" shall mean the account of the Agent (for the benefit of the Lenders) maintained at the office of the Agent at 270 Park Avenue, New York, New York 10017-2070, designated as the "Orion Pictures Corporation Agent Bank Clearing Account", Account No. 144-816770.

                 "Closing Date" shall mean the date on which (i) the Agent shall have received counterparts of this Agreement executed by the Borrower, each of the Corporate Guarantors as of such date, the Agent and each of the Lenders as of such date, (ii) the conditions for the initial Loan or Letter of Credit have been satisfied and (iii) the initial Loan is made hereunder.

                 "Code" shall mean the Internal Revenue Code of 1986 and the rules, regulations and notices issued thereunder, as heretofore and hereafter amended, as codified at 26 U.S.C. Section 1 et seq or any successor provision thereto.

                 "Collateral" shall mean, with respect to each Credit Party, all of such Credit Party's right, title and interest in personal property, tangible and intangible, wherever located or situated and whether now owned or hereafter acquired by such Credit Party, including but not limited to all goods, accounts, intercompany obligations, contract rights, general intangibles, equipment, copyrights and any proceeds thereon or income therefrom, further including but not limited to all of such Credit Party's right, title and interest in and to each and every item of Product, the scenario, screenplay or script upon which an item of Product is based, all of the properties thereof, tangible and intangible, and all domestic and foreign copyrights and all other rights therein and thereto, of every kind and character, whether now in existence or hereafter to be made or produced, and whether or not in possession of such Credit Party, including with respect to each and every item of Product and without limiting the foregoing language, each and all of the following particular rights and properties (to the extent they are owned or hereafter created or acquired by such Credit Party):

                          (i) all scenarios, screenplays and/or scripts at every stage thereof;

                          (ii) all common law and/or statutory copyright and other rights in all literary and other properties (hereinafter called "said literary properties") which form the basis of each item of Product and/or which are and/or will be incorporated into each item of Product, all component parts of each item of Product consisting of said literary and other properties, all motion picture rights in and to the story, all treatments of said story and other literary material, together with all preliminary and final screenplays used and to be used in connection with each item of Product, and all other literary material upon which each item of Product is based or from which it is adapted;

                          (iii) all motion picture rights in and to all music and musical compositions used and to be used in each item of Product, including, without limitation, all rights to record, rerecord, produce, reproduce or synchronize all of said music and musical compositions in and in connection with motion pictures;

                          (iv) all tangible personal property relating to each item of Product, including, without limitation, all exposed film, developed film, positives, negatives, prints, positive prints, answer prints, special effects, preparing materials (including interpositives, duplicate negatives, internegatives, color reversals, intermediates, lavenders, fine grain master prints and matrices, and all other forms of pre-print elements), sound tracks, cutouts, trims and any and all other physical properties of every kind and nature relating to such item of Product, whether in completed form or in some state of completion, and all masters, duplicates, drafts, versions, variations and copies of each thereof, in all formats whether on film, videotape, disk or otherwise and all music sheets and promotional materials relating to such item of Product (collectively, the "Physical Materials");

                          (v) all collateral, allied, subsidiary and merchandising rights appurtenant or related to each item of Product including, without limitation, the following rights: all rights to produce remakes or sequels to each item of Product based upon each item of Product, said literary properties or the theme of each item of Product and/or the text or any part of said literary properties; all rights throughout the world to broadcast, transmit and/or reproduce by means of television (including commercially sponsored, sustaining and subscription or "pay" television) or by any process analogous thereto, now known or hereafter devised, each item of Product or any remake or sequel to such item of Product; all rights to produce primarily for television or similar use a motion picture or series of motion pictures, by use of film or any other mechanical recording devise now known or hereafter devised, based upon each item of Product, said literary properties or any part thereof, including, without limitation, all properties based upon any script, scenario or the like used in each item of Product; all merchandising rights including, without limitation, all rights to use, exploit and license others to use and exploit any and all commercial tieups of any kind arising out of or connected with said literary properties, each item of Product, the title or titles of each item of Product, the characters of each item of Product or said literary properties and/or the names or characteristics of said characters and including further, without limitation, any and all commercial exploitation in connection with or related to each item of Product, any remake or sequel thereof and/or said literary properties;

                          (vi) all statutory copyrights, domestic and foreign, obtained or to be obtained on the initial item of Product, together with any and all copyrights obtained or to be obtained in connection with each item of Product or any underlying or component elements of such item of Product, including, without limitation, all copyrights on the property described in subparagraphs (i) through (v) inclusive, of this paragraph, together with the right to copyright and all rights to renew or extend such copyrights and the right to sue for past, present and future infringements of copyrights;

                          (vii) all insurance policies connected with each item of Product and all proceeds which may be derived therefrom;

                          (viii) all rights to distribute, sell, rent, license the exhibition of and otherwise exploit and turn to account each item of Product, the negatives, sound tracks, prints and motion picture rights in and to said story, other literary material upon which each item of Product is based or from which it is adapted, and said music and musical compositions used or to be used in each item of Product;

                          (ix) any and all sums, proceeds, money, products, profits or increases, including money profits or increases (as those terms are used in the UCC or otherwise) or other property obtained or to be obtained from the distribution, exhibition, sale or other uses or dispositions of each item of Product or any part of each item of Product, including, without limitation, all proceeds, profits, products and increases, whether in money or otherwise, from the sale, rental or licensing of each item of Product and/or any of the elements of each item of Product including from collateral, allied, subsidiary and merchandising rights;

                          (x) the dramatic, nondramatic, stage, television, radio and publishing rights, title and interest in and to each item of Product, and the right to obtain copyrights and renewals of copyrights therein;

                          (xi) the title of each item of Product and all rights of such Credit Party to the use thereof, including, without limitation, rights protected pursuant to trademark, service mark, unfair competition and/or the rules and principles of law and of any other applicable statutory, common law, or other rule or principle of law;

                          (xii) any and all contract rights and/or chattel paper which may arise in connection with each item of Product;

                          (xiii) all accounts and/or other rights to payment which such Credit Party presently owns or which may arise in favor of such Credit Party in the future, including, without limitation, any refund under a completion guaranty, all accounts and/or rights to payment due from exhibitors in connection with the distribution of each item of Product, and from exploitation of any and all of the collateral, allied, subsidiary, merchandising and other rights in connection with each item of Product;

                          (xiv) any and all "general intangibles" (as that term is defined in the UCC) not elsewhere included in this definition, including, without limitation, any and all general intangibles consisting of any right to payment which may arise in the distribution or exploitation of any of the rights set out herein, and any and all general intangible rights in favor of such Credit Party or the Lenders for services or other performances by any third parties, including actors, writers, directors, individual producers and/or any and all other performing or nonperforming artists in any way connected with each item of Product, any and all general intangible rights in favor of such Credit Party or the Lenders relating to licenses of sound or other equipment, and licenses for photographic or other processes, and any and all general intangibles related to the distribution or exploitation of each item of Product including general intangibles related to or which grow out of the exhibition of each item of Product and the exploitation of any and all other rights in each item of Product set out in this definition;

                          (xv) any and all goods including inventory (as that term is defined in the UCC) which may arise in connection with the creation, production or delivery of each item of Product and which goods pursuant to any production or distribution agreement or otherwise are owned by such Credit Party;

                          (xvi) all and each of the rights, regardless of denomination, which arise in connection with the creation, production, completion of production, delivery, distribution, or other exploitation of each item of Product, including, without limitation, any and all rights in favor of such Credit Party, the ownership or control of which are or may become necessary in the opinion of the Agent, in order to complete production of each item of Product in the event that the Agent exercises any rights it may have to take over and complete production of each item of Product;

                          (xvii)  any and all documents issued by any
                 pledgeholder or bailee with respect to each item of Product, the negatives, sound tracks or prints (whether or not in completed form) with respect thereto;

                          (xviii) any and all production accounts or other bank
                 accounts established by such Credit Party with respect to such item of Product;

                          (xix) any and all rights of such Credit Party under contracts relating to the production of each item of Product;

                          (xx) any and all rights of such Credit Party under Distribution Agreements relating to each item of Product; and

                          (xxi)   the Pledged Securities.

                 "Collection Account" shall mean each account of the Borrower maintained either at the office of the Agent at 270 Park Avenue, New York, New York 10017-2070 or at the office of a Collection Bank, other than the Concentration Account.

                 "Collection Bank" shall mean a bank acceptable to the Agent.

                 "Collection Account Letter" shall mean a collection account letter in form and substance satisfactory to the Agent, which letter shall be executed with respect to a Collection Account by a Credit Party or a Special Purpose Distributor in order to effectuate the provisions of Section 8.3 hereof.

                 "Commitment" shall mean the Term Loan Commitment and the Revolving Credit Commitment of each Lender up to an aggregate amount, at any one time, not in excess of the amount set forth (i) opposite its name under the column entitled "Total Commitment" in the Schedule of Commitments appearing in
Schedule 1 hereto, or (ii) in any applicable Assignment and Acceptance(s) to which it may be a party, as the case may be, as such amount may be reduced from time to time in accordance with the terms of this Agreement.

                 "Commitment Fee" shall be as defined in Section 2.7.

                 "Completed" and "Completion" shall mean, with respect to any item of Product, that (i) sufficient elements have been delivered to, and accepted by, a Person (other than the Borrower or an Affiliate thereof) to permit such Person to exhibit or distribute the item of Product in the initial market for which the item of Product is intended to be exhibited or distributed or (ii) (x) if the item of Product is initially intended to be exhibited or distributed in the theatrical market, the Borrower has certified to the Agent that an independent Laboratory has in its possession a complete final 35-mm composite positive print of the item of Product as finally cut, main and end titled, edited, scored and assembled with sound track printed thereon in perfect synchronization with the photographic action and fit and ready for theatrical exhibition and distribution or (y) if the item of Product is initially intended to be exhibited or distributed to the television or home video market, the Borrower has certified to the Agent that an independent Laboratory has in its possession a video master of the item of Product that is fit and ready for television and/or home video exhibition and distribution, provided that, in either case, if such certification shall not be verified to the Agent by such independent laboratory within 20 Business Days thereafter, such item of Product shall revert to being un-completed until the Agent receives such verification or (iii) the item of Product has been actually exhibited or distributed in the market for which it was intended to be initially exhibited or distributed.

                 "Completion Guaranty" shall mean a motion picture completion guaranty, in form and substance satisfactory to the Agent, issued by an Approved Completion Guarantor which guarantees that the item of Product will be Completed in a timely manner, or else payment made to the Agent on behalf of the Lenders of an amount at least equal to the aggregate amount expended on the production of such item of Product by or on behalf of any Credit Party plus interest on, and other bank charges with respect to, such amount.

                 "Concentration Account" shall mean the account of the Borrower maintained at the office of the Agent at 270 Park Avenue, New York, New York 10017-2070 designated as Orion Pictures Corporation Concentration Account, Account No. 323-212050.

                 "Consolidated Subsidiaries" shall mean all Subsidiaries of the Borrower that are required to be consolidated with the Borrower for financial reporting purposes in accordance with GAAP.

                 "Controlled Group" means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower and its Subsidiaries, are treated as a single employer under Section 414(b), (c), (m) or (o) of the Code.

                 "Copyright Security Agreement" shall mean a Copyright Security Agreement, substantially in the form of Exhibit B-1, as the same may be amended or supplemented from time to time by delivery of a Copyright Security Agreement Supplement or otherwise.

                 "Copyright Security Agreement Supplement" shall mean a Copyright Security Agreement Supplement, substantially in the form of Exhibit B-2.

                 "Corporate Guarantors" shall mean all corporate Subsidiaries of the Borrower (other than the Excluded Subsidiaries) now existing or hereafter acquired or formed.

                 "Credit Exposure" shall mean, without duplication, with respect to any Lender, the sum of such Lender's (i) aggregate outstanding Loans hereunder, (ii) Pro Rata Share of the then current L/C Exposure, and (iii) the amount by which the sum of such Lender's Revolving Credit Commitment exceeds the sum of its

Revolving Credit Loans plus its Pro Rata Share of the then current L/C
Exposure.

                 "Credit Party" shall mean the Borrower or any of the Corporate Guarantors.

                 "Cumulative Film Investment" shall mean, at any date for which it is to be determined, the aggregate amount of the Borrower's and its Consolidated Subsidiaries' investment in Product (including capitalized distribution expenditures) from October 1, 1995 through such date treated as a single accounting period as determined in accordance with GAAP.

                 "Currency Agreement" shall mean any foreign exchange contract, currency swap agreement, futures contract, option contract, synthetic cap or other similar agreement designed to protect the Borrower against fluctuations in currency values.

                 "Default" shall mean a Term Loan Default or a Revolving Loan Default, as the context requires.

                 "Department of Labor" shall mean the United States Department of Labor.

                 "Distribution Agreement" shall mean any agreement entered into by the Borrower or a Subsidiary of the Borrower or a Special Purpose Distributor pursuant to which the Borrower or such Subsidiary or such Special Purpose Distributor has licensed, leased, assigned or sold distribution or other exploitation rights to any item of Product in any media or territory to an un-Affiliated Person.

                 "Distributor Security Documents" shall mean individually or together, as the context so requires, any and all assignment agreement(s), security Agreement(s), pledge agreement(s) film lease agreement(s) or other documentation pursuant to which a Person who is hereafter approved by the Agent to be a Special Purpose Distributor grants a security interest in, or grants any right(s) relating to, an item of Product to a Credit Party, another Special Purpose Distributor or the Agent (for the benefit of the Lenders) and/or pursuant to which any such security interest or other right(s) is assigned to a Credit Party or the Agent for the benefit of the Lenders, provided, that any and all such agreement(s) and document(s) are in form and substance satisfactory to the Agent.

                 "Dollars" and "$" shall mean lawful money of the United States of America.

                 "Domestic Receivables" shall mean Eligible Receivables from Approved Account Debtors whose principal place of business and jurisdiction of incorporation or formation are located within the United States.

                 "Eligible Receivables" shall mean, at any date at which the amount thereof is to be determined, an amount equal to the sum of the present values (discounted, in the case of amounts which are not due and payable within 12 months following the date of determination, on a quarterly basis by a rate of interest equal to the greater of (x) the Alternate Base Rate in effect on the date of the computation or (y) 10% per annum) of (a) all net amounts which pursuant to a binding agreement are contractually obligated to be paid to any Credit Party (either directly or through a Special Purpose Distributor) either unconditionally or subject only to normal delivery requirements or other conditions solely within the Credit Party's control, and which are reasonably expected by the Credit Party to be payable and collected from Approved Account Debtors (including, without limitation, amounts which a distributor has reported to the Credit Party in writing (and such report has been forwarded to the Agent) will be paid to the Credit Party following receipt by the distributor of sums contractually obligated to be paid to the distributor from third parties) minus (except in the case of Other Receivables which are included in the Borrowing Base pursuant to clause (e) of the definition of the Borrowing Base) (b) the sum of (i) the following items attributable to the amounts referred to in clause (a) (based on the Credit Party's then best estimates): minimum guarantees or advances payable by the Credit Party, third party profit participations, residuals, commissions, foreign withholding, remittance and similar taxes chargeable in respect of such accounts receivable, and (ii) the outstanding amount of unrecouped advances to the extent subject to repayment or adjustment from the amounts referred to in clause (a) pursuant to approved Distribution Agreements, but Eligible Receivables shall not include amounts which:

                                  (i)              in the aggregate due from a
                          single Affiliated Group are in excess of the Allowable Amount with respect to such Affiliated Group;

                                  (ii)             to the extent such
                          receivables are more than 90 days past due in the case of a domestic Approved Account Debtor and 120 days past due in the case of a foreign Approved Account Debtor;

                                  (iii)            the portion of any
                          receivable which is not payable on or before December 31, 2000;

                                  (iv)             are in excess of 7-1/2% of
                          the Receivable Borrowing Base if they are to be paid in a currency other than United States Dollars;

                                  (v) may not be freely withdrawn from the country where paid;

                                  (vi)             have been included in the
                          Borrower's estimated bad debts;

                                  (vii)            any receivable amount from
                          any (x) domestic obligor which has any receivable amount from such obligor 120 or more days past due or
                          (y) any foreign obligor which has any receivable amount from such obligor 150 or more days past due (excluding for purposes hereof any receivable designated by the Borrower on the Closing Date as a "disputed receivable", any receivable amount designated by the Borrower after the Closing Date as such provided that such amount does not exceed $20,000 for any obligor or any receivable amount that is being disputed or contested in good faith);

                                  (viii) for which there is bona fide request for a material credit, adjustment, compromise, offset, counterclaim or dispute; provided, however, that only the amount in question shall be excluded from such receivable;

                                  (ix)             are attributable to an item
                          of Product in which the Borrower cannot warrant sufficient title to the underlying rights to justify such receivable;

                                  (x)              are attributable to an item
                          of Product that was acquired from a third party and
                          (x) the entire acquisition price or minimum advance for such item of Product shall not have been paid to the extent then due or (y) the third party has a contractual right to terminate the acquisition agreement;

                                  (xi)             the Agent (for the benefit
                          of the Lenders) does not have a first perfected security interest in such receivable subject only to guild liens on certain Product securing only residuals payable on each such item of Product on a non-crosscollateralized basis;

                                  (xii)            relate to Product as to
                          which the Agent has not received two fully executed copies of a Laboratory Access Letter or a Pledgeholder Agreement for Laboratories holding physical elements sufficient to fully exploit the rights held by the Credit Party in such Product;

                                  (xiii)           any receivable (x)
                          attributable to an item of Product which is subject to reduction because the obligor thereunder has not recouped a minimum advance that such obligor paid with respect to another item of Product or (y) that is otherwise subject to contractual rights of offset or reduction by the obligor;

                                  (xiv)            are attributable to Product
                          which has not been Completed;

                                  (xv)             in the sole and reasonable
                          discretion of the Agent, contain a material performance obligation on the part of the Credit Party where such obligation is contingent upon future events not within the Credit Party's absolute control; or

                                  (xvi)            any other receivable which
                          is reasonably determined by the Agent or Required Lenders to be unacceptable.

                 "Environmental Laws" shall mean any and all federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees or requirements of any Governmental Authority regulating, relating to or imposing liability or standards of conduct concerning any Hazardous Material or environmental protection or health and safety, without limitation, the Clean Water Act also known as the Federal Water Pollution Control Act ("FWPCA"), 33 U.S.C. Section 1251 et seq., the Clean Air Act ("CAA"), 42 U.S.C. Section Section 7401 et seq., the Federal Insecticide, Fungicide and Rodenticide Act ("FIFRA"), 7 U.S.C. Section Section 136 et seq., the Surface Mining Control and Reclamation Act ("SMCRA"), 30 U.S.C. Section
Section 1201 et seq. the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), 42 U.S.C. Section 9601 et seq., the Superfund Amendment and Reauthorization Act of 1986 ("SARA"), Public Law 99-499, 100 Stat. 1613, the Emergency Planning and Community Right to Know Act ("ECPCRKA"), 42 U.S.C. Section 11001 et seq., the Resource Conservation and Recovery Act ("RCRA"), 42 U.S.C. Section 6901 et seq., the Occupational Safety and Health Act, as amended ("OSHA"), 29 U.S.C. Section 655 and Section 657, together, in each case, with any amendment thereof, and the regulations adopted and the publications promulgated thereunder and all substitutions thereof.

                 "ERISA" shall mean the Employee Retirement Income Security Act of 1974 and the regulations promulgated thereunder, in each case, as amended from time to time.

                 "Eurodollar Loan" shall mean a loan based on the LIBO Rate in accordance with the provisions of Article 2.

                 "Event of Default" shall mean a Term Loan Event of Default or a Revolving Loan Event of Default, as the context requires.

                 "Executive Officer" shall mean an "executive officer", as such term is defined for purposes of Regulation S-K under the Securities Exchange Act of 1934, as amended.

                 "Excluded Subsidiaries" shall mean (i) Mintaka Films B.V., a wholly-owned subsidiary of the Borrower, organized under the laws of the Netherlands and (ii) each Inactive Subsidiary.

                 "Fee Letter" shall mean that certain letter agreement dated September 7, 1995 between Old Orion and the Agent, relating to the payment of certain fees by the Borrower as the successor to Old Orion.

                 "Foreign Receivables" shall mean all Eligible Receivables which are not Domestic Receivables.

                 "Free Cash Flow" shall mean, at any date for which it is to be determined, the aggregate amount of the Borrower's and its Consolidated Subsidiaries' Operating Cash Flow plus any net investment (whether as equity or Subordinated Indebtedness) by the Parent in the Borrower, minus the sum of (i) all Capital Expenditures and Investments (other than Investments in Product) and (ii) actual debt repayments (other than repayments of Revolving Credit Loans), from October 1, 1995 through such date treated as a single accounting period as determined in accordance with GAAP.

                 "Fundamental Documents" shall mean this Agreement, the Notes, the Pledgeholder Agreements, the Copyright Security Agreement, the Copyright Security Agreement Supplements, the Pledge Agreements, the Pledge Agreement Supplements, the Subordination Agreements, the Guaranty Agreement, the Instruments of Assumption and Joinder, the Notices of Assignment and Irrevocable Instruction, the Distributor Security Documents, or any other ancillary document which is required or otherwise executed in connection with this Agreement or any other Fundamental Document.

                 "GAAP" shall mean generally accepted accounting principles consistently applied (except for accounting changes in response to FASB releases or other authoritative pronouncements); provided, however, compliance with the financial covenants contained in Sections 6.20 through 6.24 shall be based on such GAAP as were in effect on September 7, 1995.

                 "Governmental Authority" shall mean any federal, state, municipal or other governmental department, commission, board, bureau, agency, or instrumentality, or other court or arbitrator, in each case whether of the United States or a foreign jurisdiction.

                 "Guaranteed Obligations" shall mean all the Obligations of the Borrower.

                 "Guaranty" shall mean, as to any Person, any direct or indirect obligation of such Person guaranteeing any Indebtedness, Capital Lease, dividend or other monetary obligation ("primary obligation") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (a) for the purchase or payment of any such primary obligation or
(b) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services, in each case, primarily for the purpose of assuring the owner of any such primary obligation of the repayment of such primary obligation or (iv) as a general partner of a partnership or a joint venturer of a joint venture in respect of Indebtedness of such partnership or such joint venture which is treated as a general partnership for purposes of Applicable Law except to the extent that such Indebtedness of such partnership or joint venture is nonrecourse to such Person. The amount of any Guaranty shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guaranty is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder). The term "Guaranty" shall not include the endorsement for deposit or collection in the ordinary course of business.

                 "Guaranty Agreement" shall mean the Guaranty Agreement, dated the date hereof, delivered by the Guarantors to the Agent for the benefit of the Lenders, substantially in the form of Exhibit M, as the same may be amended, modified or otherwise supplemented.

                 "Hazardous Materials" shall mean any flammable materials, explosives, radioactive materials, hazardous materials, hazardous wastes, hazardous or toxic substances, or similar materials defined in any Environmental Law.

                 "Inactive Subsidiary" shall mean each Subsidiary of the Borrower listed on Schedule 3.17(c).

                 "Indebtedness" shall mean (without double counting), at any time and with respect to any Person, (i) indebtedness of such Person for borrowed money (whether by loan or the issuance and sale of debt securities) or for the deferred purchase price of property or services purchased (other than amounts constituting accrued expenses and trade payables (payable within 120 days) arising in the ordinary course of business); (ii) obligations of such Person in respect of letters of credit, acceptance facilities, or drafts or similar instruments issued or accepted by banks and other financial institutions for the account of such Person; (iii) obligations of such Person under Capital Leases and (iv) indebtedness of others of the type described in clauses (i), (ii) and (iii) hereof which such Person has (a) directly or indirectly assumed or guaranteed in connection with a Guaranty or (b) secured by a Lien (other than Liens of carriers, warehousemens, mechanics, repairmens or other similar non-consensual Liens arising in the ordinary course of business) on the assets of such Person, whether or not such Person has assumed such indebtedness.

                 "Initial Date" shall mean (i) in the case of the Agent, the date hereof, (ii) in the case of each Lender which is an original party to this Agreement, the date hereof and (iii) in the case of any other Lender, the effective date of the Assignment and Acceptance pursuant to which it became a Lender.

                 "Instrument of Assumption and Joinder" shall mean the Instrument of Assumption and Joinder substantially in the form of Exhibit N pursuant to which Subsidiaries of the Borrower become parties to this Agreement as contemplated by Section 5.20.

                 "Interest Payment Date" shall mean (i) as to any Eurodollar Loan having an Interest Period of one, two or three months, the last day of such Interest Period, (ii) as to any Eurodollar Loan having an Interest Period of six months or more, the last day of an Interest Period and, in addition, each day during such Interest Period that would have been an Interest Payment Date had successive Interest Periods of three months' duration been applicable to such Eurodollar Loan, and (iii) as to Alternate Base Rate Loans, the last Business Day of each September, December, March and June.

                 "Interest Period" shall mean as to any Eurodollar Loan, the period commencing on the date of such Loan or the last day of the preceding Interest Period and ending on the numerically corresponding day (or if there is no corresponding day, the last day) in the calendar month that is one, two, three, six or twelve months thereafter as the Borrower may elect; provided, however, that if any Interest Period would end on a day which shall not be a Business Day, such Interest Period shall be extended to the next succeeding Business Day, unless with respect to Eurodollar Loans only, such next succeeding Business Day would fall in the next calendar month, in which case, such Interest Period shall end on the next preceding Business Day.

                 "Interest Rate Protection Agreements" shall mean any interest rate swap agreement, interest rate cap agreement or other financial agreement or arrangement designed to protect the Credit Parties against fluctuations in interest rates.

                 "Interest Rate Type" shall be as defined in Section 2.3.

                 "Investment" shall include any stock, evidence of indebtedness or other security of any Person, any loan, advance, contribution of capital (including obligations of a partner or joint venturer to satisfy additional capital calls), extension of credit or commitment therefor (except for current trade and customer accounts receivable for services rendered in the ordinary course of business and payable in accordance with customary trading terms in the ordinary course of business), and any purchase of (i) any security of another Person or (ii) any business or undertaking of any Person or any commitment to make any such purchase, or any other investment.

                 "Issuing Bank" shall mean Chemical Bank, a New York banking corporation.

                 "Laboratory" shall mean any laboratory which is located in the United States, Canada or United Kingdom and is reasonably acceptable to the Agent.

                 "Laboratory Access Letter" shall mean a letter agreement among
(i) a laboratory holding any elements of an item of Product to which any Credit Party has the right of access, (ii) such Credit Party and (iii) the Agent, substantially in the form of Exhibit F or a form otherwise acceptable to the Agent.

                 "L/C Exposure" shall mean, at any time, the amount expressed in Dollars of the aggregate face amount of all drafts which may then or thereafter be presented by beneficiaries under all Letters of Credit then outstanding plus (without duplication) the face amount of all drafts which have been presented under Letters of Credit but have not yet been paid or have been paid but not reimbursed, whether directly or from the proceeds of a Loan.

                 "Lender" and "Lenders" shall mean the financial institutions whose names appear on the signature pages hereof on the date hereof and any assignee of a Lender pursuant to Section 12.3.

                 "Lending Office" shall mean, with respect to any of the Lenders, the branch or branches (or affiliate or affiliates) from which any such Lender's Eurodollar Loans or Alternate Base Rate Loans, as the case may be, are made or maintained and for the account of which all payments of principal of, and interest on, such Lender's Eurodollar Loans or Alternate Base Rate Loans are made, as notified to the Agent from time to time.

                 "Letter of Credit" shall mean a letter of credit issued pursuant to Section 2.4.

                 "LIBO Rate" shall mean, with respect to the Interest Period for a Eurodollar Loan, an interest rate per annum equal to the quotient (rounded upwards to the next 1/16 of 1%) of (A) the rate at which Dollar deposits approximately equal in principal amount to the Agent's portion of such Eurodollar Loan and for a maturity equal to the applicable Interest Period are offered to the Eurodollar Lending Office of the Agent in immediately available funds in the London Interbank Market for Eurodollars at approximately 11:00 A.M., London time, two Business Days prior to the commencement of such Interest Period divided by (B) one minus the applicable statutory reserve requirements of the Agent, expressed as a decimal (including, without duplication or limitation, basic, supplemental, marginal and emergency reserves), from time to time in effect under Regulation D or similar regulations of the Board of Governors of the Federal Reserve System of the United States. It is agreed that for purposes of this definition, Eurodollar Loans made hereunder shall be deemed to constitute Eurocurrency Liabilities as defined in Regulation D and to be subject to the reserve requirements of Regulation D.

                 "Library Credit" shall mean the lesser of (i) $35,000,000 and
(ii) 26% of the aggregate Borrowing Base at the date of determination, representing the estimated value attributable to the unsold rights as set forth in that certain Library Valuation Schedule dated October 1995 in various markets and territories for the Borrower's Product, as such amount may be reduced from time to time by the value allocable to rights licensed, sold or otherwise exploited.

                 "Lien" shall mean any mortgage, copyright mortgage, pledge, security interest, encumbrance, lien or charge of any kind whatsoever (including any conditional sale or other title retention agreement, any lease in the nature of security, and the filing of, or agreement to give, any financing statement under the Uniform Commercial Code of any jurisdiction).

                 "Loans" shall mean the Term Loans and the Revolving Credit Loans made hereunder in accordance with the provisions of Article 2, whether made as a Eurodollar Loan or an Alternate Base Rate Loan, as permitted hereby.

                 "Margin Stock" shall have the meaning given to such term in Regulation U of the Board.

                 "Material Adverse Effect" shall mean any change or effect that
(a) has a materially adverse effect on the business, assets, properties, operations or financial condition of the

Borrower individually or of the Borrower and its Subsidiaries, taken as a whole, (b) materially impairs the ability of the Credit Parties to perform their respective obligations under the Fundamental Documents to which it is a party or (c) materially impairs the validity or enforceability of, or materially impairs the rights, remedies or benefits available to the Lenders under, the Fundamental Documents; provided, however, that any change or effect will be deemed to have a "Material Adverse Effect" if and only if such change or effect when taken together with all other current changes and effects (both positive and negative) with respect to the Borrower individually or of the Borrower and its Subsidiaries, taken as a whole, as the context requires (including all other changes and effects which would cause such representation or warranty to be untrue or such covenant to be breached but for the fact that such representation, warranty or covenant is subject to a "Material Adverse Effect" exception) would result in a "Material Adverse Effect", even though, individually, such change or effect might not do so.

                 "Metromedia Holders" shall mean collectively Metromedia Company, John W. Kluge, Stuart Subotnick, Met International, Inc., Met Telcell, Inc. and MetProductions, Inc.

                 "Multiemployer Plan" means a Plan which is a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA.

                 "Negative Pickup" shall mean, with respect to any item of Product produced by a third party, a commitment to pay a certain sum of money or other Investment made by a Credit Party in order to obtain ownership or distribution rights in such item of Product, but which does not require any payment unless such person has received delivery of all items necessary to exploit the distribution rights.

                 "Net Loss" shall mean, for any period, the net loss, if any, of the Borrower and its Consolidated Subsidiaries for such period as determined in accordance with GAAP.

                 "Notes" shall mean the Term Notes and the Revolving Credit
Notes.

                 "Notice of Assignment and Irrevocable Instructions" shall mean the Notice of Assignment and Irrevocable Instructions substantially in the form of Exhibit O or in such other form as shall be acceptable to the Agent, including without limitation the inclusion of such notice and instructions in a Distribution Agreement.

                 "Obligations" shall mean the obligation to make due and punctual payment of principal of and interest on the Loans, the Commitment Fees, reimbursement obligations in respect of Letters of Credit, costs and attorneys' fees and all other monetary obligations of the Borrower to the Agent, the Issuing Bank or any Lender under this Agreement, the Notes or the other Fundamental Documents or the Fee Letter and all amounts payable by the Borrower to any Lender under a Currency Agreement or Interest Rate Protection Agreement.

                 "Operating Cash Flow" shall mean, for any period for which it is to be determined, the amount of "Cash provided by operations" of the Borrower and its Consolidated Subsidiaries as determined in accordance with GAAP.

                 "Other Receivables" shall mean receivables that meet all of the requirements of an "Eligible Receivable" other than that the obligor is not an Approved Account Debtor or the amount of such receivables exceeds the Allowable Amount with respect to an Approved Account Debtor.

                 "Parent Pledge Agreement" shall mean the Pledge Agreement, dated the date hereof, delivered by the Parent to the Agent for the benefit of the Lenders, substantially in the form of Exhibit D-2 as the same may be amended, modified or otherwise supplemented.

                 "PBGC" means the Pension Benefit Guaranty Corporation or any successor thereto.

                 "Percentage" shall mean, with respect to any Lender, its ratable share expressed as a percentage equal to the ratio obtained by dividing the applicable Commitment of such Lender by the applicable aggregate Commitments of the Lenders.

                 "Permitted Indebtedness" shall mean the Indebtedness permitted under Section 6.1.

                 "Permitted Encumbrances" shall mean Liens permitted under
Section 6.6.

                 "Person" shall mean any natural person, corporation, division of a corporation, limited liability company, partnership, trust, joint venture, association, company, estate, unincorporated organization or government or any agency or political subdivision thereof.

                 "Plan" shall mean an "employee pension benefit plan" as defined in Section 3(2) of ERISA maintained by the Borrower or any member of the Controlled Group, or to which the Borrower or any member of the Controlled Group contributes or is required to contribute or any other plan covered by Title IV of ERISA.

                 "Pledge Agreements" shall mean collectively (i) the Parent Pledge Agreement, (ii) the Borrower Pledge Agreement and (iii) the Subsidiary Pledge Agreements.

                 "Pledge Agreement Supplement" shall mean a Pledge Agreement Supplement, substantially in the form of Exhibit D-4.

                 "Pledged Securities" shall be as defined in the Pledge Agreements.

                 "Pledgeholder Agreement" shall mean a laboratory pledgeholder agreement with respect to an item of Product among the appropriate Credit Party, the Agent, an Approved Completion Guarantor for such item of Product (if the Product is not completed) and one or more laboratories substantially in the form of Exhibit C-1 or Exhibit C-2, as the case may be, or in such other form as shall be acceptable to the Agent.

                 "Priority and Contribution Agreement" shall mean the Priority and Contribution Agreement substantially in the form of Exhibit L, as such Priority and Contribution Agreement may be amended, supplemented or otherwise modified from time to time.

                 "Product" shall mean any motion picture, film or video tape produced for theatrical, non-theatrical, television or video release or for release in any other medium, in each case whether recorded on film, videotape, cassette, cartridge, disc or on or by any other means, method, process or device whether now known or hereafter developed, with respect to which a Credit Party (i) is the initial copyright owner or (ii) has acquired or has contracted to acquire an equity interest or distribution rights. The term "item of Product" shall include, without limitation, the scenario, screenplay or script upon which such Product is based, all of the properties thereof, tangible and intangible, and whether now in existence or hereafter to be made or produced, whether or not in possession of the Credit Parties, and all rights therein and thereto, of every kind and character.

                 "Pro Rata Share" shall mean, with respect to any Obligation or other amount, each Lender's pro rata share of such Obligation or other amount determined in accordance with such Lender's Percentage.

                 "Quiet Enjoyment" shall be as defined in Section 8.13.

                 "Receivables Borrowing Base" shall mean, at any date for which it is to be determined, the amount of the Borrowing Base exclusive of the Library Credit adjusted to include any Eligible Receivable or any portion thereof which is payable on or before December 31, 2003.

                 "Regulation D" shall mean Regulation D of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

                 "Regulation G" shall mean Regulation G of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

                 "Regulation U" shall mean Regulation U of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

                 "Regulation X" shall mean Regulation X of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

                 "Reportable Event" shall mean any reportable event as defined in Section 4043 of ERISA.

                 "Required Lenders" shall mean Lenders whose then outstanding Credit Exposure collectively equals at least 66-2/3% of the Aggregate Credit Exposure; except in the case of waivers or amendments affecting Section 6.15 and Section 6.18, in which event Required Lenders shall equal at least 51%.

                 "Restricted Payment" shall mean (i) any distribution, dividend or other direct or indirect payment on account of shares of any class of stock of, partnership interest in, or any other equity interest of, a Credit Party, other than a dividend, distribution or other payment payable solely in additional shares of common stock, (ii) any redemption or other acquisition, re-acquisition or retirement by a Credit Party of any class of its own stock or other equity interest of a Credit Party or an Affiliate, now or hereafter outstanding, (iii) any payment made to retire, or obtain the surrender of any outstanding warrants, puts or options or other rights to purchase or acquire shares of any class of stock of, or any equity interest of a Credit Party, now or hereafter outstanding and (iv) any payment by a Credit Party of principal of, premium, if any, or interest on, or any redemption, purchase, retirement, defeasance, sinking fund or similar payment with respect to, any Subordinated Indebtedness now or hereafter outstanding.

                 "Revolving Credit Commitment" shall mean the commitment of each Lender to make Revolving Credit Loans to the Borrower and to participate in Letters of Credit from the Initial Date applicable to such Lender through the Revolving Credit Commitment Termination Date up to an aggregate amount, at any one time, not in excess of the amount set forth (i) opposite its name under the column entitled "Revolving Credit Commitment" in the Schedule of Commitments appearing in Schedule 1, or (ii) in any applicable Assignment and Acceptance(s) to which it may be a party, as the case may be, as such amount may be reduced from time to time in accordance with the terms of this Agreement.

                 "Revolving Credit Commitment Termination Date" shall mean the earliest to occur of: (i) December 31, 2000 or (ii) such earlier date on which the Revolving Credit Commitment shall terminate in accordance with Section 2.8 or Section 7.2.

                 "Revolving Credit Loans" shall be as defined in Section 2.1.

                 "Revolving Credit Notes" shall be as defined in Section 2.5.

                 "Revolving Loan Default" shall mean any event, act or condition which with notice or lapse of time, or both, would constitute a Revolving Loan Event of Default.

                 "Revolving Loan Events of Default" shall have the meaning given such term in Section 7.2.

                 "SEC Filings" shall mean collectively:

                 (i) Old Orion's Annual Report on Form 10-K for the fiscal year ended February 28, 1995 and Form 10-K/A Amendment No. 1 filed on June 28, 1995 amending Old Orion's Form 10-K for the fiscal year ended February 28, 1995;

                 (ii) Old Orion's Quarterly Report on Form 10-Q for the quarter ended May 31, 1995;

                 (iii) Old Orion's Quarterly Report on Form 10-Q for the quarter ended August 31, 1995;

                 (iv) Old Orion's Current Report on Form 8-K dated August 31, 1995;

                 (v) Old Orion's Current Report on Form 8-K dated September 7, 1995;

                 (vi) Old Orion's Current Report on Form 8-K dated September 27, 1995; and

                 (vii) the Joint Proxy Statement dated September 28, 1995 of Actava, Old Orion, MITI and MCEG, as supplemented by the Supplement dated October 16, 1995.

                 "Special Purpose Distributor" shall mean any Person that pursuant to Section 6.26 hereof, is hereafter approved by the Agent to be a Special Purpose Distributor.

                 "Subordinated Indebtedness" shall mean any Indebtedness of the Borrower as to which the obligee of such Indebtedness has agreed in writing, pursuant to the Subordination Agreement or on terms otherwise acceptable to the Required Lenders in their sole discretion, to be subordinate and junior in right of payment to the rights of the Lenders with respect to the Obligations.

                 "Subordination Agreement" shall mean collectively (i) the Subordination Agreement dated the date hereof, among the Borrower, Metromedia, Kluge and the Agent and (ii) the Subordination Agreement dated the date hereof, among the Borrower, certain Affiliates of the Borrower party thereto and the Agent, each substantially in the form of Exhibit E, as the same may be amended, supplemented or modified by from time to time.

                 "Subsidiary" shall mean with respect to any Person, any corporation, limited liability company, association, joint venture, partnership or other business entity (whether now existing or hereafter organized) of which at least a majority of the voting stock or other ownership interests having ordinary voting power for the election of directors (or the equivalent) is, at the time as of which any determination is being made, owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person.

                 "Subsidiary Pledge Agreements" shall mean the Pledge Agreements, dated the date hereof, delivered by each Corporate Guarantor that owns a Subisidiary to the Agent for the benefit of the Lenders, each substantially in the form of Exhibit D-3, as the same may be amended, modified or otherwise supplemented.

                 "Term Loan Commitment" shall mean the commitment of each Lender to make Term Loans to the Borrower up to an aggregate amount, at any one time, not in excess of the amount set forth (i) opposite its name under the column entitled "Term Loan Commitment" in the Schedule of Commitments appearing in Schedule 1, or (ii) in any applicable Assignment and Acceptance(s) to which it may be a party, as the case may be, as such amount may be reduced from time to time in accordance with the terms of this Agreement.

                 "Term Loan Default" shall mean any event, act or condition which with notice or lapse of time, or both, would constitute a Term Loan Event of Default.

                 "Term Loan Events of Default" shall have the meaning given such term in Section 7.1.

                 "Term Loans" shall be as defined in Section 2.2.

                 "Term Notes" shall be as defined in Section 2.5.

                 "Total Commitment" shall mean the aggregate amount of the Commitments then in effect, of all of the Lenders as such amount may be reduced from time to time in accordance with the terms of this Agreement.

                 "UCC" shall mean the Uniform Commercial Code as in effect in the State of New York on the date of execution of this Agreement.

                 "Unrecouped Print and Advertising Expense" shall mean, with respect to an item of Product initially released after the date hereof, an amount equal to (a) total print and advertising expenses minus (b) the sum of
(i) total billed receivables, plus (ii) total receipts plus (iii) estimated receivables computed on the basis of 40% of reported box office receipts for engagements which have not yet been billed or collected minus (c) any such expenses which have been written off.

                 "Welfare Plan" shall mean each "employee welfare benefit plan" as defined in Section 3(1) of ERISA maintained by the Borrower or any member of the Controlled Group, or to which the Borrower or any member of the Controlled Group contributes or is required to contribute.

2.  THE LOANS

                 SECTION 2.1.  Revolving Credit Loans.

                 (a) Each Lender, severally and not jointly, agrees, upon the terms and subject to the conditions hereof, to make loans (the "Revolving Credit Loans") to the Borrower, on any Business Day and from time to time from the Closing Date to but excluding the Revolving Credit Commitment Termination Date, each in an aggregate principal amount which when added to the aggregate principal amount of all Revolving Credit Loans then outstanding to the Borrower from such Lender, plus such Lender's

Pro Rata Share of the then current L/C Exposure does not exceed such Lender's Revolving Credit Commitment (after giving effect to all Revolving Credit Loans repaid and all reimbursements of Letters of Credit made concurrently with the making of any Revolving Credit Loans). Subject to Section 2.3, the Loans shall be made at such times as the Borrower shall request.

                 (b) Subject to the terms and conditions hereof, the Borrower may borrow, repay and re-borrow amounts constituting the Revolving Credit Commitments.

                 (c) No Revolving Credit Loan shall be made which would result in the sum of the aggregate amount of all outstanding Revolving Credit Loans, plus the then current L/C exposure exceeding the total Revolving Credit Commitment then in effect (after giving effect to all Revolving Credit Loans repaid and all reimbursements of Letters of Credit made concurrently with the making of any Revolving Credit Loans).

                 SECTION 2.2.  Term Loans.

                 (a) Each Lender, severally and not jointly, agrees, upon the terms and subject to the conditions hereof, to make loans (the "Term Loans") to the Borrower on the Closing Date in a total principal amount not exceeding the amount of such Lender's Term Loan Commitment. The aggregate amount of the Term Loans shall not exceed the lesser of (i) the Borrowing Base and (ii) the aggregate amount of the Term Loan Commitment then in effect.

                 (b) Once repaid, amounts constituting the Term Loan Commitment may not be reborrowed.

                 SECTION 2.3.  Making of Loans.

                 (a) Each Loan shall be either an Alternate Base Rate Loan or Eurodollar Loan (each such type of Loan, an "Interest Rate Type") as the Borrower may request; provided that no more than an aggregate of twenty separate Eurodollar Loans would be outstanding with respect to any Lender (for purposes of determining the number of such Loans outstanding, Loans with Interest Periods commencing or ending on different dates shall be counted as different Loans). Subject to Section 2.13(d), each Lender may at its option fulfill its Commitment with respect to any Eurodollar Loans by causing a foreign branch or affiliate to make such Loan, provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms hereof and of the relevant Note. Subject to the other provisions of this Section, Section 2.9(b) and Section 2.14, Loans of more than one Interest Rate Type may be outstanding at the same time.

                 (b) The Borrower hereby requests the Lenders to make the Term Loan, upon satisfaction of all the condition hereof, in the principal amount set forth on the initial Borrowing Certificate.

                 (c) The Borrower shall give the Agent prior written, telecopier or telephonic (promptly confirmed in writing) notice of each Borrowing consisting of a Revolving Credit Loan hereunder; such notice shall be irrevocable and to be effective, must be received by the Agent not later than 12:30 p.m., New York City time, (i) in the case of Alternate Base Rate Loans, on the Business Day preceding the date on which such Loan is to be made and
(ii) in the case of Eurodollar Loans, on the fourth Business Day preceding the date on which such Loan is to be made. Such notice shall specify (A) the amount of the proposed borrowing, (B) the date thereof (which shall be a Business Day) and (C) whether the Loan then being requested is to be (or what portion or portions thereof are to be) an Alternate Base Rate Loan or a Eurodollar Loan and the Interest Period or Interest Periods with respect thereto in the case of Eurodollar Loans. In the case of a Eurodollar Loan, if no election of an Interest Period is specified in such notice, such notice shall be deemed a request for an Interest Period of one month. If no election is made as to the Interest Rate Type of any Loan, such notice shall be deemed a request for an Alternate Base Rate Loan. The Lenders shall not be required to make Loans hereunder more often than three times each calendar week.

                 (d) Each Loan requested hereunder on any date shall be made by each Lender in accordance with its respective Percentage.

                 (e) The Agent shall promptly notify each Lender of its proportionate share of each Borrowing, the date of such Borrowing, the type or types of Loans being requested and the Interest Periods applicable thereto. On the Borrowing date specified in such notice, each Lender shall make its share of the Borrowing available at the office of Chemical Bank, Agent Bank Services Department, 140 East 45th Street, 29th Floor, New York, New York 10017-2070, Attention: Janet
M. Belden, for credit to the Chemical Clearing Account and in each case no later than 12:00 noon New York City time in Federal or other immediately available funds. Upon receipt of the funds to be made available by the Lenders to fund any Borrowing hereunder, the Agent shall disburse such funds by depositing them into an account of the Borrower maintained by the Agent.

                 (f) The aggregate amount of any Borrowing consisting of Eurodollar Loans shall be in a minimum aggregate principal amount of $1,000,000 or such greater amount which is an integral multiple of $100,000, and the aggregate amount of any Borrowing consisting of Alternate Base Rate Loans shall be in a minimum aggregate principal amount of $500,000 or such greater amount which is an integral multiple of $100,000 (or such lesser amount as shall equal
(i) the available but unused portion of the aggregate Commitments, then in effect or (ii) the amount of any Borrowing to fund drawings under Letters of Credit).

                 SECTION 2.4.     Letters of Credit.

                 (a) (i) Upon the terms and subject to the conditions hereof, the Issuing Bank agrees to issue Letters of Credit payable in Dollars from time to time after the Closing Date and prior to the Revolving Credit Commitment Termination Date upon the request of the Borrower, provided that (A) the Borrower shall not request that any Letter of Credit be issued if, after giving effect thereto, the sum of the then current L/C Exposure plus the aggregate Revolving Credit Loans then outstanding would exceed the Revolving Credit Commitment, (B) the Borrower shall not request that any Letter of Credit be issued if, after giving effect thereto, the L/C Exposure would exceed $10,000,000, and (C) in no event shall the Issuing Bank issue (x) any Letter of Credit having an expiration date later than the tenth day prior to the Revolving Credit Commitment Termination Date or (y) any Letter of Credit having an expiration date more than two years after its date of issuance.

                  (ii) Immediately upon the issuance of each Letter of Credit, each Lender shall be deemed to, and hereby agrees to, have irrevocably purchased from the Issuing Bank a participation in such Letter of Credit in accordance with such Lender's Percentage of the Revolving Credit Commitments.

                 (iii) Each Letter of Credit may, at the option of the Issuing Bank, provide that the Issuing Bank may (but shall not be required to) pay all or any part of the maximum amount which may at any time be available for drawing thereunder to the beneficiary thereof upon the occurrence of a Revolving Loan Event of Default and the acceleration of the maturity of the Loans, provided that, if payment is not then due to the beneficiary, the Issuing Bank shall deposit the funds in question in an account with the Issuing Bank to secure payment to the beneficiary and any funds so deposited shall be paid to the beneficiary of the Letter of Credit if conditions to such payment are satisfied or returned to the Issuing Bank for distribution to the Lenders (or, if all Obligations shall have been paid in full in cash, paid over to the Borrower) if no payment to the beneficiary has been made and the final date available for drawings under the Letter of Credit has passed. Each payment or deposit of funds by the Issuing Bank as provided in this paragraph shall be treated for all purposes of this Agreement as a drawing duly honored by such Issuing Bank under the related Letter of Credit.

                 (b) Whenever the Borrower desires the issuance of a Letter of Credit, it shall deliver to the Agent a written notice no later than 1:00 p.m. New York time at least five Business Days prior to the proposed date of issuance. That notice shall specify (i) the proposed date of issuance (which shall be a Business Day under the laws of the jurisdiction of the Issuing Bank), (ii) the face amount of the Letter of Credit, (iii) the expiration date of the Letter of Credit, and (iv) the name and address of the beneficiary. Such notice shall be accompanied by a brief description of the underlying transaction and upon request of the Issuing Bank, the Borrower shall provide additional details regarding the underlying transaction. Concurrently with the giving of written notice of a request for the issuance of a Letter of Credit, the Borrower shall provide a precise description of the documents and the verbatim text of any certificate to be presented by the beneficiary of such Letter of Credit which, if presented by such beneficiary prior to the expiration date of the Letter of Credit, would require the Issuing Bank to make payment under the Letter of Credit; provided that the Issuing Bank, in its reasonable discretion, may require changes in any such documents and certificates. Upon issuance, the Issuing Bank shall notify the Agent of the issuance of such Letter of Credit. Promptly after receipt of such notice, the Agent shall notify each Lender of the issuance and the amount of each such Lender's respective participation therein.

                 (c) The acceptance or payment of drafts under any Letter of Credit shall be made in accordance with the terms of such Letter of Credit and, in that connection, the Issuing Bank shall be entitled to honor any drafts and accept any documents presented to it by the beneficiary of such Letter of Credit in accordance with the terms of such Letter of Credit and believed by the Issuing Bank in good faith to be genuine. The Issuing Bank shall not have any duty to inquire as to the accuracy or authenticity of any draft or other drawing documents which may be presented to it, but shall be responsible only to determine in accordance with customary commercial practices that the documents which are required to be presented before payment or acceptance of a draft under any Letter of Credit have been delivered and that they comply on their face with the requirements of that Letter of Credit.

                 (d) If the Issuing Bank shall make payment on any draft presented under a Letter of Credit, the Issuing Bank shall give notice of such payment to the Agent and the Lenders and each Lender hereby authorizes and requests the Issuing Bank to advance for its account pursuant to the terms hereof its share of such payment based upon its participation in the Letter of Credit and agrees promptly to reimburse the Issuing Bank in immediately available funds for the Dollar equivalent of the amount so advanced on its behalf. If such reimbursement is not made by any Lender in immediately available funds on the same day on which the Issuing Bank shall have made payment on any such draft, such Lender shall pay interest thereon to the Issuing Bank at a rate per annum equal to the Issuing Bank's cost of obtaining overnight funds in the New York Federal Funds Market.

                 (e) If any draft is presented under a Letter of Credit, the payment of which is required to be made at any time on or before the Revolving Credit Commitment Termination Date, then a payment by the Issuing Bank on such draft shall constitute an Alternate Base Rate Loan, and interest shall accrue from the





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date the Issuing Bank makes payment on such draft under such Letter of Credit.
If any draft is presented under a Letter of Credit, the payment of which is required to be made after the Revolving Credit Commitment Termination Date or at the time when a Revolving Loan Event of Default or Default under Section 7.2 shall have occurred and then be continuing, then the Borrower shall upon demand by the Issuing Bank immediately pay to the Issuing Bank, in immediately available funds, the full amount of such draft together with interest thereon at the rate per annum of 2% in excess of the Alternate Base Rate from the date on which the Issuing Bank makes such payment of such draft until the date it receives full reimbursement for such payment from the Borrower. The Borrower further agrees that the Issuing Bank may reimburse itself for such drawing from the balance in the Concentration Account or from the balance in any other account of the Borrower maintained with the Issuing Bank.

                 (f) (i) The Borrower agrees to pay the following amount to the Issuing Bank with respect to Letters of Credit issued by it hereunder:

                          (A) with respect to the issuance, amendment or transfer of each Letter of Credit and each drawing made thereunder, documentary and processing charges in accordance with such Issuing Bank's standard schedule for such charges in effect at the time of such issuance, amendment, transfer or drawing, as the case may be; and

                          (B) a fronting fee, computed at a rate equal to 1/4 of 1% per annum of the daily average face amount of each outstanding Letter of Credit issued by the Issuing Bank, such fee to be due and payable quarterly in arrears on and through the last Business Day of each September, December, March and June (commencing the last business day of December 1995) prior to the Revolving Credit Commitment Termination Date, on the Revolving Credit Commitment Termination Date and on the expiration of the last outstanding Letter of Credit.

                  (ii) The Borrower agrees to pay to the Agent for distribution to each Lender in respect of all Letters of Credit outstanding such Lender's Pro Rata Share of a commission equal to

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1-1/2% per annum (calculated in the same manner as interest) of the maximum amount available from time to time to be drawn under such outstanding Letters of Credit, payable quarterly in arrears on and through the last Business Day of each September, December, March and June (commencing the last business day of December 1995) prior to the Revolving Credit Commitment Termination Date, and on the later of the Revolving Credit Commitment Termination Date and the expiration of the last outstanding Letter of Credit; and

                 (iii) Promptly upon receipt by the Issuing Bank or the Agent of any amount described in clause (ii) of this Section 2.4(f), or any amount described in Section 2.4(e) previously reimbursed to the Issuing Bank by the Lenders, the Issuing Bank or Agent shall distribute to each Lender its Pro Rata Share of such amount. Amounts payable under clauses (i)(A) and (i)(B) of this Section 2.4(f) shall be paid directly to the Issuing Bank and shall be for its exclusive use.

                 (g) If by reason of (i) any change after the date hereof in Applicable Law, or in the interpretation or administration thereof (including, without limitation, any request, guideline or policy not having the force of law) by any Governmental Authority charged with the administration or interpretation thereof, or (ii) compliance by the Issuing Bank or any Lender with any direction, request or requirement (whether or not having the force of law) issued after the date hereof by any Governmental Authority or monetary authority (including any change whether or not proposed or published prior to the date hereof), including, without limitation, Regulation D:

                          (A) the Issuing Bank or any Lender shall be subject to any tax, levy, charge or withholding of any nature (other than withholding tax imposed by the United States of America or political subdivision or taxing authority thereof or therein or any other tax, levy, charge or withholding (i) that is measured with respect to the overall net income of the Issuing Bank or such Lender (or is imposed in lieu of a tax on net income) or of a Lending Office of the Issuing Bank or such Lender, and that is imposed by the United States of America, or by the jurisdiction in which the Issuing Bank or such Lender is incorporated, or in which such

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                 Lending Office is located, managed or controlled or in which the Issuing Bank or such Lender has its principal office (or any political subdivision or taxing authority thereof or therein) or (ii) that is imposed solely by reason of the Issuing Bank or such Lender failing to make a declaration of, or otherwise to establish, nonresidence, or to make any other claim for exemption, or otherwise to comply with any certification, identification, information, documentation or reporting requirements prescribed under the laws of the relevant jurisdiction, in those cases where the Issuing Bank or such Lender may properly make the declaration or claim or so establish nonresidence or otherwise comply) or to any variation thereof or to any penalty with respect to the maintenance or fulfillment of its obligations under this
                 Section 2.4, whether directly or by such being imposed on or suffered by the Issuing Bank or any Lender;

                 (B) any reserve, deposit or similar requirement is or shall be applicable, imposed or modified in respect of any Letter of Credit issued by the Issuing Bank or participations therein purchased by any Lender; or

there shall be imposed on the Issuing Bank or any Lender any other condition regarding this Section 2.4, any Letter of Credit issued pursuant to this
Section 2.4 or any participation therein;

and the result of the foregoing is to directly or indirectly increase the cost to the Issuing Bank or any Lender of issuing, making or maintaining any Letter of Credit or of purchasing or maintaining any participation therein, or to reduce the amount receivable in respect thereof by the Issuing Bank or any Lender, then and in any such case the Issuing Bank or such Lender may, at any time, notify the Borrower, and the Borrower shall pay on demand such amounts as the Issuing Bank or such Lender may specify to be necessary to compensate the Issuing Bank or such Lender for such additional cost or reduced receipt. The determination by the Issuing Bank or any Lender, as the case may be, of any amount due pursuant to this Section 2.4 as set forth in a certificate setting forth the calculation thereof in reasonable detail shall, in the absence of manifest error, be final, conclusive and binding on all of the parties hereto.

                 (h) If at any time when a Revolving Loan Event of Default shall have occurred and be continuing, any Letters of Credit shall remain outstanding, then the Agent may, and if directed by the Required Lenders shall, require the Borrower to deliver to the Issuing Bank Cash Equivalents in an amount equal to the full amount of the L/C Exposure or to furnish other security acceptable to the Agent and the Issuing Bank. Any amounts so delivered pursuant to the preceding sentence shall be applied to reimburse the Issuing Bank for the amount of any drawings honored under Letters of Credit; provided, however, that if prior to the Revolving Credit Commitment Termination Date, (i) no Revolving Loan Event of Default is then continuing, the Issuing Bank shall return all of such collateral relating to such deposit to the Borrower if requested by them or (ii) Letters of Credit shall expire or be returned by the beneficiary so that the amount of the Cash Equivalents delivered to the Issuing Bank hereunder shall exceed the L/C Exposure, then such excess shall first be applied to pay any Obligations then due under this Agreement and the remainder shall be returned to the Borrower.

                 (i) Notwithstanding the termination of the Commitments and the payment of the Loans, the obligations of the Borrower under this
Section 2.4 shall remain in full force and effect until the Agent, the Issuing Bank and the Lenders shall have been irrevocably released from their obligations with regard to any and all Letters of Credit.

                 (j) This Section 2.4 shall not be amended without the written consent of the Issuing Bank and the Agent.

                 SECTION 2.5.  Notes; Repayment.

                 (a) The Revolving Credit Loans made by each Lender hereunder shall be evidenced by a Revolving Credit promissory note substantially in the form of Exhibit A-1 (each a "Revolving Credit Note") in the face amount of such Lender's Revolving Credit Commitment, payable to the order of such Lender, duly executed on behalf of the Borrower and dated the date hereof. The outstanding principal balance of each Revolving Credit Loan as evidenced by a Revolving Credit Note shall be payable on the Revolving Credit Commitment Termination Date.

                 (b) The Term Loans made by each Lender hereunder shall be evidenced by a promissory note substantially in the form of Exhibit A-2 (each a "Term Note") in the face amount of such Lender's Term Loan Commitment, payable to the order of such Lender, duly executed on behalf of the Borrower and dated the date hereof. The principal amount of the Term Loans as evidenced by the Term Notes shall be payable in twenty (20) equal quarterly installments payable on the last Business Day of each March, June, September and December commencing March 1996 with the balance of the Term Loans payable in full on December 31, 2000.

                 (c) Each of the Notes shall bear interest on the outstanding principal balance thereof as set forth in Section 2.6 hereof. Each Lender and the Agent on its behalf is hereby authorized by the Borrower, but not obligated, to enter the amount of each Loan and the amount of each payment or prepayment of principal or interest thereon in the appropriate spaces on the reverse of or on an attachment to the appropriate Note; provided, however, that the failure of any Lender or the Agent to set forth such Loans, principal payments or other information, or any error with respect thereto, shall not in any manner affect the obligation of the Borrower to repay the Loans.

                 SECTION 2.6.  Interest on Loans.

                 (a) In the case of a Eurodollar Loan, interest shall be payable at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) equal to the LIBO Rate plus the Applicable Margin. Interest shall be payable in arrears on each Eurodollar Loan on each applicable Interest Payment Date, at maturity and on the date of a conversion of such Eurodollar Loan to an Alternate Base Rate Loan. The Agent shall determine the applicable LIBO Rate for each Interest Period as soon as practicable on the date when such determination is to be made in respect of such Interest Period and shall notify the Borrower and the Lenders of the applicable interest rate so determined. Such determination shall be conclusive absent manifest error.

                 (b) In the case of an Alternate Base Rate Loan, interest shall be payable at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) equal to the Alternate Base Rate plus the Applicable Margin. Interest shall be payable in arrears on each Alternate Base Rate Loan on each applicable Interest Payment Date, on the Revolving Credit Commitment Termination Date and at maturity.

                 (c) Anything in this Agreement or the Notes to the contrary notwithstanding, the interest rate on the Loans or with respect to any drawing under a Letter of Credit shall in no event be in excess of the maximum rate permitted by Applicable Law.

                 (d) Interest in respect of any Loan hereunder shall accrue from and including the date of such Loan to but excluding the date on which such Loan is paid or, if applicable, converted to a Loan of a different Interest Rate Type.

                 SECTION 2.7.  Commitment Fees and Other Fees.

                 (a) The Borrower agrees to pay to the Agent quarterly in arrears for the account of each Lender in accordance with its Percentage, on the last Business Day of each March, June, September and December in each year (commencing December 1995) prior to the Revolving Credit Commitment Termination Date, and on the Revolving Credit Commitment Termination Date, an aggregate fee (the "Commitment Fee") of 1/2 of 1% per annum on the average daily amount by which such Lender's Revolving Credit Commitment exceeds the sum of the principal balance of such Lender's Revolving Credit Loans outstanding plus such Lender's Pro Rata Share of the L/C Exposure during the period then ended, computed on the basis of the actual number of days elapsed over a year of 360 days. Such Commitment Fees shall commence to accrue on the Closing Date and shall cease to accrue on December 31, 2000.

                 (b) In addition, the Borrower agrees to pay to the Agent, on the date this Agreement is executed by all the parties hereto, any and all fees that are then due and payable pursuant to the Fee Letter.

                 SECTION 2.8. Optional and Mandatory Termination or Reduction of Commitments.

                 (a) Upon at least three Business Days' prior written, telegraphic or telephonic notice (provided that such telephonic notice is immediately followed by written confirmation) to the Agent, the Borrower may at any time in whole permanently terminate, or from time to time in part permanently reduce, the aggregate Revolving Credit Commitment. In the case of a partial reduction, each such reduction of the Revolving Credit Commitment shall be in a minimum aggregate principal amount of $2,500,000 or an integral multiple thereof; provided, however, that the aggregate Revolving Credit Commitment may not be reduced by more than the amount of the then unused Revolving Credit Commitment and may not be reduced to an amount less than the aggregate principal amount of the Revolving Credit Loans outstanding plus the then current L/C Exposure. Any partial reduction of the Revolving Credit Commitment shall be made among the Lenders in accordance with their respective Percentages.

                 (b) Simultaneously with each such termination or reduction of the Revolving Credit Commitment, the Borrower shall pay to the Agent for the benefit of each Lender all accrued and unpaid Commitment Fees on the amount of the Revolving Credit Commitment so terminated or reduced through the date of such termination or reduction.

                 (c) Any reduction of the Revolving Credit Commitment pursuant to this Section shall be applied to reduce the Revolving Credit Commitment of each Lender in accordance with its respective Percentage.

                 SECTION 2.9.  Default Interest; Alternate Rate of Interest.

                 (a) If the Borrower shall default in the payment of the principal of, or interest on any Loan or any other amount becoming due hereunder, whether at stated maturity, by acceleration or otherwise, the Borrower shall on demand from time to time pay interest, to the extent permitted by Applicable Law on all Loans and overdue amounts outstanding up to the date of actual payment of such defaulted amount (after as well as before judgment) at the following rates per annum: (i) for the remainder of the then current Interest Period for each Eurodollar Loan, the rate applicable to such Loan plus 2% per annum and (ii) in the case of any other amount, the rate that would be applicable to an Alternate Base Rate Loan plus 2% per annum.

                 (b) In the event, and on each occasion, that on the day two Business Days prior to the commencement of any Interest Period for a Eurodollar Loan, (i) the Agent shall have received notice from any Lender of such Lender's determination (which determination, absent manifest error, shall be conclusive) that Dollar deposits in the amount of the principal amount of such Eurodollar Loan are not generally available in the London Interbank Market, or (ii) the Agent shall have determined that reasonable means do not exist for ascertaining the applicable LIBO Rate, the Agent shall, as soon as practicable thereafter, give written or telegraphic notice of such determination to the Borrower and the Lenders, such request and any further request by the Borrower for a Eurodollar Loan (or conversion to or continuation as a Eurodollar Loan pursuant to Section 2.11), made after receipt of such notice, shall be deemed a request for an Alternate Base Rate Loan; provided, however, that in the circumstances described in clause (i) above such deemed request shall only apply to the affected Lender's portion thereof. After such notice shall have been given and until the circumstances giving rise to such notice no longer exist, each request (or portion thereof, as the case may be) for a Eurodollar Loan, to the extent such request relates to such affected Lender's portion, shall be deemed to be a request for an Alternate Base Rate Loan.

                 SECTION 2.10.    Interest Adjustments.

                 If the provisions of this Agreement or the Notes would at any time require payment by the Borrower to any Lender of any amount of interest in excess of the maximum amount then permitted by the law applicable to the Loans, the interest payments to such Lender shall be reduced to the extent and in such a manner as is necessary in order that the Lenders not receive interest in excess of such maximum amount. To the extent that, pursuant to the foregoing sentence, the Lenders shall receive interest payments hereunder or under the Notes in an amount less than the amount otherwise provided hereunder, such deficit (hereinafter called the "Interest Deficit") will cumulate and will be carried

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forward (without interest) until the termination of this Agreement.  Interest otherwise payable to the Lenders hereunder and under the Notes for any subsequent period shall be increased by the maximum amount of the Interest Deficit that may be so added without causing the Lenders to receive interest in excess of the maximum amount then permitted by the law applicable to the Loans. The amount of the Interest Deficit relating to the Loans and the Notes shall be treated as a prepayment penalty and paid in full at the time of any optional prepayment by the Borrower to the Lenders of all the Loans at the time outstanding pursuant to Section 2.12(a) hereof. The amount of the Interest Deficit relating to the Loans and the Notes at the time of any complete payment of the Loans at that time outstanding (other than an optional prepayment thereof pursuant to Section 2.12(a)) shall be cancelled and not paid.

                 SECTION 2.11.    Continuation and Conversion of Loans.

                 The Borrower shall have the right, at any time, to convert any Loan or portion thereof to a Loan of a different Interest Rate Type or to continue a Eurodollar Loan for a successive Interest Period, subject to the following:

                 (a) the Borrower shall give the Agent prior notice of each continuation or conversion hereunder of at least four Business Days; such notice shall be irrevocable and to be effective, must be received by the Agent not later than 12:30 p.m. New York City time;

                 (b) no Event of Default or Default shall have occurred and be continuing at the time of any conversion to a Eurodollar Loan or continuation of any such Loan into a subsequent Interest Period;

                 (c) no Loan (or portion thereof) may be converted to a Eurodollar Loan if, after such conversion, and after giving effect to any concurrent prepayment of Loans, an aggregate of more than twenty separate Eurodollar Loans would be outstanding with respect to any Lender (for purposes of determining the number of such Loans outstanding, Loans with Interest Periods commencing or ending on different dates shall be counted as different Loans even if made on the same date);

                 (d) if fewer than all Loans at the time outstanding shall be continued or converted, such continuation or conversion shall be made pro rata among the Lenders in accordance with the respective Percentage of the principal amount of such Loans held by the Lenders immediately prior to such continuation or conversion;

                 (e) the aggregate principal amount of Loans continued as, or converted to, Eurodollar Loans as part of the same continuation or conversion, shall not be less than $1,000,000 or such greater amount which is an integral multiple of $100,000;

                 (f) the Interest Period with respect to a new Eurodollar Loan effected by a continuation or conversion shall commence on the date of such continuation or conversion;

                 (g) if a Eurodollar Loan is converted to an Alternate Base Rate Loan other than on the last day of the Interest Period with respect thereto, the amounts required by Section 2.12 shall be paid upon such conversion;

                 (h) each request for a continuation as or conversion to a Eurodollar Loan which fails to state an applicable Interest Period shall be deemed to be a request for an Interest Period of one month; and

                 (i) accrued interest on a Eurodollar Loan (or portion thereof) being converted to an Alternate Base Rate Loan shall be paid by the Borrower at the time of conversion.

                 In the event that the Borrower shall not give notice to continue or convert any Eurodollar Loan as provided above, such Loan (unless repaid) shall automatically be continued as a Eurodollar Loan with an Interest Period of one month at the expiration of the then current Interest Period. The Agent shall, after it receives notice from the Borrower, promptly give the Lenders notice of any continuation or conversion. It is understood by all parties to this Agreement that the continuation or conversion of any Loan pursuant to this Section 2.11 does not constitute a repayment and a reborrowing hereunder and is not subject to the conditions set forth in Section 4.2 and that the designation of a Loan as an Alternate Base Rate Loan or Eurodollar Loan, and the designation of applicable Interest

Periods, is solely a mechanism for determining the interest rate applicable to such Loan.

                 SECTION 2.12.  Prepayment of Loans; Reimbursement of Lenders.

                 (a) Subject to the terms of paragraph (b) of this Section 2.12, the Borrower shall have the right at any time and from time to time to prepay any (i) Alternate Base Rate Loan, in whole or in part, upon at least one Business Day's prior written, telephonic (provided that such telephonic notice is immediately followed by written confirmation) or telegraphic notice to the Agent in the minimum principal amount of $500,000 or such greater amount which is an integral multiple of $100,000 and (ii) any Eurodollar Loan, in whole or in part, upon at least four Business Days' written notice to the Agent, in the principal amount of $1,000,000 or such greater amount which is an integral multiple of $100,000. Each notice of prepayment shall specify the prepayment date, the principal amount to be prepaid and the Loans to be prepaid, shall be irrevocable and shall commit the Borrower to prepay each such Loan in the amount and on the date stated therein. All prepayments under this Section 2.12(a) shall be accompanied by accrued but unpaid interest on the principal amount being prepaid to the date of (but not including) prepayment. All prepayments under this Section 2.12 with regard to the Term Loan shall be applied against the remaining scheduled amortization payments in order of maturity.

                 (b) The Borrower shall reimburse each Lender on demand for any loss incurred or to be incurred by it in the reemployment of the funds released (i) by any prepayment or conversion (for any reason whatsoever) of a Eurodollar Loan required or permitted under this Agreement, if such Loan is prepaid or converted other than on the last day of the Interest Period for such Loan, or (ii) in the event that after the Borrower delivers a notice of Borrowing under Section 2.3(c) or notice of continuation or conversion in respect of Eurodollar Loans, such Loan is not made on the first day of the Interest Period specified in such notice of Borrowing for any reason other than
(A) a suspension or limitation under Section 2.9(b) of the right of the Borrower to select a Eurodollar Loan or (B) a breach by the Lenders of their obligations hereunder. Such loss shall be the amount as reasonably determined by such Lender as the excess, if any, of

(I) the amount of interest which would have accrued to such Lender on the amount so paid or not borrowed, continued or converted at a rate of interest equal to the interest rate applicable to such Loan pursuant to Section 2.6 hereof for the period from the date of such payment or failure to borrow, continue or convert to the last day (x) in the case of a payment other than on the last day of the Interest Period for such Loan, of the then current Interest Period for such Loan, or (y) in the case of such failure to borrow, continue or convert, of the Interest Period for such Loan which would have commenced on the date of such failure to borrow, continue or convert, over (II) the amount realized by such Lender in reemploying the funds not advanced or the funds received in prepayment or realized from the Loan so continued or converted during the period referred to above. Each Lender shall deliver to the Borrower from time to time one or more certificates setting forth the amount of such loss (and in reasonable detail the manner of computation thereof) as determined by such Lender, which certificates shall be conclusive absent manifest error.

                 (c) In the event the Borrower fails to prepay any Loan on the date specified in any prepayment notice delivered pursuant to Section 2.12(a), the Borrower on demand by any Lender shall pay to the Agent for the account of such Lender any amounts required to compensate such Lender for any actual loss reasonably incurred by such Lender as a result of such failure to prepay, including, without limitation, any actual loss, cost or expenses incurred by reason of the acquisition of deposits or other funds by such Lender to fulfill deposit obligations incurred in anticipation of such prepayment. Each Lender shall deliver to the Borrower and the Agent promptly after such prepayment one or more certificates setting forth the amount of such loss (and in reasonable detail the manner of computation thereof) as determined by such Lender, which certificates shall be conclusive absent manifest error.

                 (d) Within five (5) days after the delivery to the Agent of each Borrowing Base Certificate, the Borrower shall prepay the Term Loans to the extent, if any, that the sum of the Term Loans outstanding exceeds the Borrowing Base as set forth on such Borrowing Base Certificate.

                 (e) If upon the delivery to the Agent of each Borrowing Base Certificate the Borrowing Base Ratio is less than 0.85:1, the Term Loan shall be repaid on the last Business Day of each week by an amount equal to the balance in the Concentration Account so long as such balance exceeds $150,000.

                 (f) Simultaneously with each termination and/or optional reduction of the Revolving Credit Commitment pursuant to Section 2.8, the Borrower shall pay to the Agent for the benefit of the Lenders the excess of the aggregate outstanding principal amount of the Revolving Credit Loans over the reduced Revolving Credit Commitment, all accrued and unpaid interest thereon and the Commitment Fees on the amount of the Revolving Credit Commitment so terminated or reduced through the date thereof.

                 (g) If at any time the amount of the Revolving Credit Loans outstanding plus the L/C Exposure shall ever exceed the Revolving Credit Commitment hereunder, the Borrower will immediately prepay Revolving Credit Loans to the extent the outstanding Revolving Credit Loans plus the L/C Exposure exceed the Revolving Credit Commitment.

                 (h) An amount equal to 100% of the net cash proceeds of all issuances by the Borrower of any additional debt or equity securities to any Person that is not an Affiliate of the Borrower shall be applied to prepay the Term Loan, and subsequent to the repayment in full of the Term Loan, shall be applied to repay the Revolving Credit Loans with a corresponding reduction in the Revolving Credit Commitment.

                 (i) At the option of the Borrower, all prepayments under this Section shall be applied to repay Alternate Base Rate Loans or Eurodollar Loans in such order as the Borrower requests. In the event that the Borrower shall not give notice as to how such prepayments are to be applied, such prepayment will be applied, first, to prepay Alternate Base Rate Loans and, second, to prepay Eurodollar Loans in order of maturity of the scheduled termination of Interest Periods with respect thereto.

                 (j) If on any day on which Loans would otherwise be required to be prepaid under this Section but for the operation of this Section 2.12(j) (each a "Prepayment Date"), the amount of such required prepayment exceeds the then outstanding aggregate principal amount of Loans which consist of Alternate Base Rate Loans, and no Default or Event of Default is then continuing, then on such Prepayment Date the Borrower may, at its option, deposit Dollars into the Cash Collateral Account in an amount equal to such excess. If the Borrower makes such deposit
(i) only the outstanding Alternate Base Rate Loans shall be required to be prepaid on such Prepayment Date, and (ii) on the last day of each Interest Period in effect after such Prepayment Date the Agent is irrevocably authorized and directed to apply funds from the Cash Collateral Account (and liquidate investments held in the Cash Collateral Account as necessary) to prepay Eurodollar Loans for which the Interest Period is then ending until the aggregate of such prepayments equals the prepayment which would have been required on such Prepayment Date but for the operation of this Section 2.12(j).

                 SECTION 2.13.  Change in Circumstances.

                 (a) In the event that after the date hereof any change in Applicable Law or in the interpretation or administration thereof (including, without limitation, any request, guideline or policy not having the force of law) by any Governmental Authority charged with the administration or interpretation thereof or, with respect to clause (ii), (iii) or (iv) below any change in conditions, shall occur which shall:

                          (i) subject any Lender to, or increase the net amount of, any tax, levy, impost, duty, charge, fee, deduction or withholding with respect to any Eurodollar Loan (other than withholding tax imposed by the United States of America or any political subdivision or taxing authority thereof or therein or any other tax, levy, impost, duty, charge, fee, deduction or withholding (x) that is measured with respect to the overall net income of such Lender (or is imposed in lieu of a tax on net income) or of a Lending Office of such Lender, and that is imposed by the United States of America, or by the jurisdiction in which such Lender or Lending Office is incorporated, in which such Lending Office is located, managed or controlled or in which such Lender has its principal office (or any political subdivision or taxing authority thereof or therein)); or, (y) that is imposed solely by reason of

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                 any Lender failing to make a declaration of, or otherwise to establish, nonresidence, or to make any other claim for exemption, or otherwise to comply with any certification, identification, information, documentation or reporting requirements prescribed under the laws of the relevant jurisdiction, in those cases where a Lender may properly make such declaration or claim or so establish nonresidence or otherwise comply); or

                          (ii) change the basis of taxation of any payment to any Lender of principal of or interest on any Eurodollar Loan or other fees and amounts payable to any Lender hereunder, or any combination of the foregoing; other than taxes imposed on the overall net income of any Lender for any Eurodollar Loan by any jurisdiction where its Lending Office is located; or

                          (iii) impose, modify or deem applicable any reserve, special deposit or similar requirement against any assets of, deposits with or for the account of or loans or commitments by an office of such Lender with respect to any Eurodollar Loan; or

                          (iv) impose upon such Lender or the London Interbank Market any other condition with respect to the Eurodollar Loans or this Agreement;

and the result of any of the foregoing shall be to, directly or indirectly, increase the cost to such Lender of making or maintaining any Eurodollar Loan hereunder or to reduce the amount of any payment (whether of principal, interest or otherwise) received or receivable by such Lender, or to require such Lender to make any payment in connection with any Eurodollar Loan, in each case by or in an amount which such Lender in its sole judgment shall deem material, then and in each case the Borrower agrees to pay to the Agent for the account of such Lender, as provided in paragraph (c) below, such amounts as shall be necessary (after adjusting, if necessary, to avoid double counting) to compensate such Lender for such cost, reduction or payment.

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                 (b)      If any Lender shall have determined that the
applicability of any law, rule, regulation or guideline adopted pursuant to or arising out of the July 1988 report of the Basle Committee on Banking Regulations and Supervisory Practices entitled "International Convergence of Capital Measurement and Capital Standards", or the adoption after the date hereof of any law, rule, regulation or guideline regarding capital adequacy, or any change after the date hereof in any of the foregoing or in the interpretation or administration of any of the foregoing by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or any lending office of such Lender) or any Lender's holding company with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Lender's capital or on the capital of such Lender's holding company, if any, as a consequence of this Agreement or the Loans made or Letters of Credit issued or participated in by such Lender pursuant hereto to a level below that which such Lender or such Lender's holding company could have achieved but for such applicability, adoption, change or compliance (taking into consideration such Lender's policies and the policies of such Lender's holding company with respect to capital adequacy) by an amount deemed by such Lender in its sole judgment to be material, then from time to time the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender's holding company for any such reduction suffered to the extent attributable to this Agreement or the Loans made pursuant hereto.

                 (c) Each Lender shall deliver to the Borrower and the Agent, with reasonable promptness, after it becomes aware of an event set forth in paragraph (a) or (b) above, one or more certificates setting forth the amounts due to such Lender under paragraphs (a) and (b) above, the changes as a result of which such amounts are due and the manner of computing such amounts. Each such certificate shall be conclusive in the absence of manifest error.
The Borrower shall pay to the Agent for the account of each such Lender the amounts shown as due on any such certificate within ten Business Days after its receipt of the same. No failure on the part of any Lender to demand compensation under paragraph (a) or (b) above on any one occasion

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shall constitute a waiver of its rights to demand compensation on any other occasion. The protection of this Section shall be available to each Lender regardless of any possible contention of the invalidity or inapplicability of any law, regulation or other condition which shall give rise to any demand by such Lender for compensation thereunder.

                 (d) Each Lender agrees that, with reasonable promptness, after it becomes aware of the occurrence of an event or the existence of a condition that (i) would cause it to incur any material increased cost hereunder or render it unable to perform its agreements hereunder for the reasons specifically set forth in Section 2.4(g) or Section 2.9(b) or this
Section 2.13 or Section 2.16 or (ii) would require the Borrower to pay an increased amount under Section 2.4(g), Section 2.9(b), this Section 2.13 or
Section 2.16, it will notify the Borrower as promptly as practicable of such event or condition and, to the extent not inconsistent with such Lender's internal policies, will use its reasonable efforts to make, fund or maintain the affected Eurodollar Loans of such Lender, or, if applicable, to participate in Letters of Credit as required under Section 2.4, through another Lending Office of such Lender if as a result thereof the additional monies which would otherwise be required to be paid or the reduction of amounts receivable by such Lender in respect of such Loans would be materially reduced, or such inability to perform would cease to exist, or the increased costs which would otherwise be required to be paid in respect of such Loans pursuant to Section 2.4(g),
Section 2.9(b), this Section 2.13 or Section 2.16 would be materially reduced or the taxes or other amounts otherwise payable under Section 2.4(g), Section 2.9(b), this Section 2.13 or Section 2.16 would be materially reduced, and if, as determined by such Lender, in its discretion, the making, funding or maintaining of such Loans through such other Lending Office would not otherwise materially adversely affect such Loans or such Lender.

                 (e) If the Borrower shall receive notice from any Lender that Eurodollar Loans are no longer available from such Lender pursuant to
Section 2.14 that amounts are due to such Lender pursuant to paragraph (c) hereof or that any of the events designated in paragraph (d) hereof have occurred, the Borrower may (but subject in any such case to the payments required by Sections 2.12(b) and 2.12(g)), upon at least five Business Days'

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prior written or telecopier notice to such Lender and the Agent, but not more than 60 days after receipt of notice from such Lender, identify to the Agent a lending institution acceptable to the Borrower and the Agent, which will purchase the Commitments, the amount of outstanding Loans, any participations in Letters of Credit from the Lender providing such notice and such Lender shall thereupon assign its Commitment, any Loans owing to such Lender, any participations in Letters of Credit and the Notes held by such Lender to such replacement lending institution pursuant to Section 13.3.

                 SECTION 2.14.  Change in Legality.

                 (a) Notwithstanding anything to the contrary contained elsewhere in this Agreement, if any change after the date hereof in Applicable Law or guideline, or change in the interpretation thereof by any Governmental Authority charged with the administration thereof, shall make it unlawful for any Lender to make or maintain any Eurodollar Loan or to give effect to its obligations as contemplated hereby with respect to a Eurodollar Loan, then, by written notice to the Borrower and the Agent, such Lender may (i) declare that Eurodollar Loans will not thereafter be made by such Lender hereunder whereupon such Lender's Percentage of any subsequent Eurodollar Loan shall, instead, be an Alternate Base Rate Loan unless such declaration is subsequently withdrawn and/or (ii) require that, subject to Section 2.12(b), all outstanding Eurodollar Loans made by it be converted to Alternate Base Rate Loans, whereupon all of such Eurodollar Loans shall automatically be converted to Alternate Base Rate Loans as of the effective date of such notice as provided in paragraph (b) below. If the Commitment of any Lender with respect to any Eurodollar Loan is suspended pursuant to this Section 2.14 and such Lender shall notify the Agent and the Borrower that it is once again legal for such Lender to make or maintain Eurodollar Loans, such Lender's Commitment to make or maintain Eurodollar Loans shall be reinstated.

                 (b) A notice to the Borrower by any Lender pursuant to paragraph (a) above shall be effective for purposes of clause (ii) thereof, (i) on the last day of the current Interest Period for each outstanding Eurodollar Loan if it shall be lawful for such Eurodollar Loans to remain outstanding and
(ii) on the date of receipt of such notice by the Borrower in all other cases.

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                 SECTION 2.15.  Manner of Payments.

                 All payments of interest and repayments of principal in respect of any Loans shall be pro rata among the Lenders in accordance with their Percentage. Payments of Commitment Fees shall be allocated among Lenders in accordance with Section 2.7. All payments by the Borrower hereunder and under the Notes shall be made in Dollars in immediately available funds at the office of Chemical Bank, the Agent Bank Services Department, 140 East 45th Street, 29th Floor, New York, New York 10017-2070, Attention: Janet M. Belden, for credit to the Chemical Clearing Account in each case by 12:00 noon, New York City time, on the date on which such payment shall be due.

                 SECTION 2.16.  United States Withholdings.

                 (a) Prior to the date of the initial Loans hereunder, and prior to the effective date set forth in the Assignment and Acceptance with respect to any Lender becoming a Lender after the date hereof, and from time to time thereafter if requested by the Borrower or the Agent or required because, as a result of a change in law or a change in circumstances or otherwise, a previously delivered form or statement becomes incomplete or incorrect in any material respect, each Lender organized under the laws of a jurisdiction outside the United States shall provide, if applicable, the Agent and the Borrower with complete, accurate and duly executed forms or other statements prescribed by the Internal Revenue Service of the United States certifying such Lender's exemption from, or entitlement to a reduced rate of, United States withholding taxes (including backup withholding taxes) with respect to all payments to be made to such Lender hereunder and under the Notes.

                 (b) The Borrower and the Agent shall be entitled to deduct and withhold any and all present or future taxes or withholdings, and all liabilities with respect thereto, from payments hereunder or under the Notes, if and to the extent that the Borrower or the Agent in good faith determine that such deduction or withholding is required by the law of the United States, including, without limitation, any applicable treaty of the United States. In the event the Borrower or the Agent shall so determine that deduction or withholding of taxes is required,

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they shall advise the affected Lender as to the basis of such determination prior to actually deducting and withholding such taxes. In the event the Borrower or the Agent shall so deduct or withhold taxes from amounts payable hereunder, such party (i) shall pay to or deposit with the appropriate taxing authority in a timely manner the full amount of taxes it has deducted or withheld; (ii) shall provide evidence of payment of such taxes to, or the deposit thereof with, the appropriate taxing authority and a statement setting forth the amount of taxes deducted or withheld, the applicable rate, and any other information or documentation reasonably requested by the Lenders from whom the taxes were deducted or withheld; and (iii) shall forward to such Lenders any official tax receipts or other documentation with respect to the payment or deposit of the deducted or withheld taxes as may be issued from time to time by the appropriate taxing authority. Unless the Borrower and the Agent have received forms or other documents satisfactory to them indicating that payments hereunder or under any Note are not subject to United States withholding tax or are subject to such tax at a rate reduced by an applicable tax treaty, the Borrower or the Agent may withhold taxes from such payments at the applicable statutory rate in the case of payments to or for any Lender organized under the laws of a jurisdiction outside the United States.

                 (c) Each Lender agrees (i) that as between it and the Borrower or the Agent, it shall be the Person to deduct and withhold taxes, and to the extent required by law it shall deduct and withhold taxes, on amounts that such Lender may remit to any other Person(s) by reason of any undisclosed transfer or assignment of an interest in this Agreement to such other Person(s) pursuant to Section 13.3(g); and (ii) to indemnify the Borrower and the Agent and any officers, directors, agents, or employees of the Borrower or the Agent against and to hold them harmless from any tax, interest, additions to tax, penalties, reasonable counsel and accountants' fees and disbursements arising from the assertion by any appropriate United States taxing authority of any claim against them relating to a failure to withhold taxes as required by law with respect to amounts described in clause (i) of this paragraph (c).

                 (d) Each assignee of a Lender's interest in this Agreement in conformity with Section 13.3 shall be bound by this

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Section 2.16, so that such assignee will have all of the obligations and provide all of the forms and statements and all indemnities, representations and warranties required to be given under this Section 2.16.

                 (e) Notwithstanding the foregoing, in the event that any withholding taxes shall become payable solely as a result of any change in any statute, treaty, ruling, determination or regulation occurring after the Initial Date in respect of any sum payable hereunder or under any other Fundamental Document to any Lender or the Agent (i) the sum payable by the Borrower shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.16) such Lender or the Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with Applicable Law.

                 (f) In the event that a Lender receives a refund of or credit for taxes withheld pursuant to clause (e) of this Section, which credit or refund is identifiable by such Lender as being a result of taxes withheld in connection with sums payable hereunder, such Lender shall promptly notify the Agent and the Borrower and shall remit to the Borrower the amount of such refund or credit allocable to payments made hereunder.

                 SECTION 2.17.  Provisions Relating to the Borrowing Base.

                 In the event the Agent notifies the Borrower that a Person is to be deleted as an Approved Account Debtor in accordance with the definition thereof, no additional Eligible Receivables from such Person may be included in the Borrowing Base subsequent to such notice unless fully secured by an Acceptable L/C or guaranteed by Metromedia (to the extent such guaranteed amount does not exceed the aggregate amount permitted for receivables guaranteed by Metromedia) or the Agent thereafter notifies the Borrower that such Person is reinstated as an Approved Account Debtor in accordance with the definition thereof. In the event the Agent notifies the Borrower that the Allowable Amount with respect to an Approved Account Debtor is to

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be reduced in accordance with the definition of Approved Account Debtor, no additional Eligible Receivables from such Approved Account Debtor may be included in the Borrowing Base subsequent to such notice if such inclusion would result in the aggregate amount of Eligible Receivables from such Approved Account Debtor being in excess of the Allowable Amount after giving effect to such reduction unless the Agent thereafter notifies the Borrower that the Allowable Amount may be increased in accordance with the definition of Approved Account Debtor or unless any such excess amount is supported by an Acceptable L/C or guaranteed by Metromedia (to the extent such guaranteed amount does not exceed the aggregate amount permitted for receivables guaranteed by Metromedia). Notwithstanding the foregoing, even if a Person is deleted as an Approved Account Debtor or the Allowable Amount set forth in Schedule 2 hereto with respect to an Approved Account Debtor has been reduced, an item that was included as an Eligible Receivable on the most recent Borrowing Base Certificate received by the Agent prior to any such deletion or reduction, may continue to be included as an Eligible Receivable in any subsequent Borrowing Base Certificate.

3.  REPRESENTATIONS AND WARRANTIES

                 In order to induce the Lenders and the Issuing Bank to enter into this Agreement and to make the Loans and issue, and purchase participations in the Letters of Credit as provided herein, the Credit Parties, jointly and severally, hereby make the following representations and warranties to the Lenders:

                 SECTION 3.1.  Corporate Existence and Power.

                 Each of the Credit Parties has been duly organized, is validly existing and in good standing under the laws of its jurisdiction of incorporation and is in good standing as a foreign corporation in all jurisdictions where the nature of its properties or business so requires, including, without limitation, in any jurisdiction in which the failure to be in good standing would render any Eligible Receivable otherwise unenforceable or would give rise to a material liability of any Credit Party. Each of the Credit Parties has the corporate power to own its respective properties and carry on its businesses as now being conducted, and in the case of each Credit Party to execute, deliver and perform its obligations under the

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Fundamental Documents and all other documents contemplated hereby to which it is or will be a party as provided herein, in the case of the Borrower to borrow and execute and deliver the Notes hereunder, and in the case of each Credit Party to grant to the Agent for the benefit of the Lenders, a security interest in the Collateral as contemplated by Article 8 hereof and by the Fundamental Documents to which it is or will be a party and in the case of each Corporate Guarantor to guaranty the Obligations as contemplated by Article 9 hereof.

                 SECTION 3.2.  Corporate Authority and No Violation.

                 (a) The consummation of the Mergers and the execution, delivery and performance of this Agreement and the other Fundamental Documents to which it is a party, by each Credit Party, in the case of the Borrower, the borrowings hereunder and the execution and delivery of the Notes; in the case of each Credit Party, the grant to the Agent for the benefit of the Lenders of the security interests contemplated by Article 8 hereof; in the case of each Corporate Guarantor, the guaranty of the Obligations as contemplated in Article 9 hereof; (i) have been duly authorized by all necessary corporate action on the part of each such Credit Party, (ii) will not violate any provision of any Applicable Law applicable to any of the Credit Parties or any of their respective properties or assets, (iii) will not violate any provision of the Certificate of Incorporation or By-Laws of any of the Credit Parties, (iv) will not violate, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any provision of any Distribution Agreement, indenture, agreement, bond, note, or other similar instrument to which any Credit Party is a party or by which any such party or any of their respective properties or assets are bound, and (v) will not result in the creation or imposition of any Lien upon any property or assets of any Credit Party other than as a result of this Agreement and the other Fundamental Documents to which it is a party, except to the extent, with respect to clauses
(ii), (iv) and (v), as does not and will not have a Material Adverse Effect.

                 (b) Except as set forth on Schedule 3.2, there are no restrictions on the transfer of any of the Pledged Securities subject to the Pledge Agreements other than as a result of this

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Agreement or the Pledge Agreements or applicable securities laws and the regulations promulgated thereunder.

                 SECTION 3.3.  Governmental Approval.

                 All authorizations, approvals, registrations or filings with any governmental or public regulatory body or authority of the United States or any state thereof (other than UCC financing statements and the Copyright Security Agreement, which have been delivered to the Agent prior to the making of the initial Loan hereunder, in form suitable for recording or filing with the appropriate filing office) required for the execution, delivery and performance by any Credit Party of this Agreement and the other Fundamental Documents to which it is a party, and the execution and delivery by the Borrower of the Notes, have been duly obtained or made, or duly applied for and are in full force and effect, and if any such further authorizations, approvals, registrations or filings should hereafter become necessary, the Credit Parties will use their best efforts to obtain or make all such authorizations, approvals, registrations or filings.

                 SECTION 3.4.  Financial Condition.

                 (i) The audited consolidated balance sheet of the Borrower and its Subsidiaries at the fiscal year ended February 28, 1995 and
(ii) the unaudited consolidated and consolidating balance sheet of the Borrower and its Subsidiaries at May 31, 1995, together with the related statements of cash flows and the related notes and supplemental information for the audited statements, have been prepared in accordance with GAAP in effect as of such date consistently applied, except as otherwise indicated in the notes to such financial statements and subject in the case of unaudited statements to changes resulting from year-end and audit adjustments. All of such financial statements fairly present the financial position or the results of operations of the Borrower and its Subsidiaries on a consolidated basis at the dates or for the periods indicated, subject to year-end and audit adjustments in the case of unaudited statements, and reflect all known liabilities, contingent or otherwise, that GAAP require, as of such dates, to be shown or reserved against.

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                 SECTION 3.5.  No Material Adverse Change.

                 (a) Since February 28, 1995, except as described in the SEC Filings, there has been no event or events which have had a Material Adverse Effect. At the Closing Date, there has not been any material change in the information contained in the Confidential Information Memorandum dated October 1995, which change has not been previously disclosed to the Lenders in writing.

                 (b) No Credit Party prior to or at or after the date hereof is entering into the arrangements contemplated hereby and by the other Fundamental Documents, or intends to make any transfer or incur any obligations hereunder or thereunder, with actual intent to hinder, delay or defraud either present or future creditors. On and as of the date hereof, on a pro forma basis after giving effect to all Indebtedness (including the Loans) (w) each Credit Party expects the cash available to such Credit Party, after taking into account all other anticipated uses of the cash of such Credit Party (including the payments on or in respect of debt referred to in clause (y) of this Section 3.5(b)), will be sufficient to satisfy all final judgments for money damages which have been docketed against such Credit Party or which may be rendered against such Credit Party in any action in which such Credit Party is a defendant (taking into account the reasonably anticipated maximum amount of any such judgment and the earliest time at which such judgment might be entered);
(x) the sum of the present fair saleable value of the assets of each Credit Party will exceed the probable liability of such Credit Party on its debts (including its Guaranties); (y) no Credit Party will have incurred or intends to, or believes that it will, incur debts beyond its ability to pay such debts as such debts mature (taking into account the timing and amounts of cash to be received by such Credit Party from any source, and of amounts to be payable on or in respect of debts of such Credit Party and the amounts referred to in clause (w)); and (z) each Credit Party will have sufficient capital with which to conduct its present and proposed business and the property of such Credit Party does not constitute unreasonably small capital with which to conduct its present or proposed business. For purposes of this Section 3.5, "debt" means any liability on a claim, and "claim" means (i) right to payment whether or not such right is reduced to judgment, liquidated,

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unliquidated, fixed, contingent, matured, unmatured, disputed (other than those being disputed in good faith), undisputed, legal, equitable, secured or unsecured, or (ii) right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured.

                 SECTION 3.6.  Title to Properties.

                 As of the date hereof, each of the Borrower and its Subsidiaries has title or valid leasehold interests to each of its material properties and assets reflected on the balance sheets referred to in Section 3.4, and all such properties and assets are free and clear of Liens, except Permitted Encumbrances.

                 SECTION 3.7.  UCC Filing Information.

                 The chief executive offices of each Credit Party are on the date hereof as set forth on Schedule 3.7 hereto, which offices are the places where each of such Persons are "located" for the purpose of Section 9-103(3)(d) of the UCC in effect in the State of New York and any State in which any such Person is so located, and the places in which each such Person keeps the records concerning the Collateral on the date hereof or regularly keeps any goods included in the Collateral on the date hereof are also listed on Schedule
3.7 hereto.

                 SECTION 3.8.  Litigation.

                 Except as set forth in Schedule 3.8 or as disclosed in the SEC Filings, there are no judgments, orders, lawsuits, actions, suits or other proceedings pending at law or in equity, or, to the knowledge of the Credit Parties, threatened, against or affecting the Borrower, its Subsidiaries or any of their respective properties, by or before any Governmental Authority or arbitrator, which would reasonably be expected to have a Material Adverse Effect or which involve this Agreement or any of the lending transactions contemplated hereby. Except as disclosed on Schedule 3.8, neither the Borrower nor any of its Subsidiaries is in default with respect to any order, writ, injunction, decree,

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material rule or material regulation of any Governmental Authority.

                 SECTION 3.9.  Federal Reserve Regulations.

                 Neither the Borrower nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any Margin Stock. No part of the proceeds of the Loans will be used, whether immediately, incidentally or ultimately, to purchase or carry any Margin Stock, to extend credit to others for the purpose of purchasing or carrying any Margin Stock or for any other purpose violative of or inconsistent with any of the provisions of Regulation G, T, U or X of the Board.

                 SECTION 3.10.  Investment Company Act.

                 None of the Credit Parties are, or will during the term of this Agreement be, (x) an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended, or (y) subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act or any foreign, federal or local statute or regulation limiting its ability to incur indebtedness for money borrowed or guarantee such indebtedness as contemplated hereby or by any other Fundamental Document.

                 SECTION 3.11.  Enforceability.

                 This Agreement and each other Fundamental Document will constitute legal, valid and enforceable obligations of each Credit Party which is a party thereto (subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and to general principles of equity).

                 SECTION 3.12.  Taxes.

                 The Borrower and each of its Subsidiaries has filed or caused to be filed all federal, state and local tax returns which are required to be filed in all jurisdictions which are significant to the business of the Credit Parties, and have paid

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or have caused to be paid all taxes as shown on said returns or on any assessment received by them in writing, to the extent that such taxes have become due, except as permitted by Section 5.5 hereof. No Credit Party knows of any material additional assessments or any basis therefor. Each Credit Party reasonably believes that the charges, accruals and reserves on its books in respect of taxes or other governmental charges are adequate.

                 SECTION 3.13.  Compliance with ERISA.

                 The Borrower and each member of the Controlled Group is in compliance in all material respects with the applicable provisions of ERISA and the Code. Except as set forth in Schedule 3.13 hereto: (i) each Plan, and to the best of the knowledge of the Borrower and every member of the Controlled Group, each Plan which is a Multiemployer Plan, which is intended to be tax qualified under Section 401(a) of the Code has been determined by the Internal Revenue Service to qualify under Section 401 of the Code, and the trusts created thereunder have been determined to be exempt from tax under the provisions of Section 501 of the Code (except with respect to amendments required by legislation or regulations for which the remedial amendment period has not lapsed), and to the knowledge of the Borrower and every member of the Controlled Group nothing has occurred which would cause the loss of such qualification or the imposition of any tax liability or penalty under the Code or ERISA; (ii) with respect to each Plan (other than a Multiemployer Plan), and each Welfare Plan, all reports required under ERISA, the Code or any other applicable law or regulation to be filed by the Borrower or any member of the Controlled Group with the relevant governmental authority have been duly filed to the knowledge of the Borrower and every member of the Controlled Group and all such reports are true and correct in all material respects as of the date given; (iii) neither the Borrower nor any member of the Controlled Group has engaged in a "prohibited transaction", as such term is defined in Section 4975 of the Code or in a transaction prohibited by Section 406 of ERISA, in connection with any Plan or Welfare Plan which would subject the Borrower or any member of the Controlled Group (after giving effect to any statutory and regulatory exemption) to the tax on prohibited transactions imposed by Section 4975 of the Code or any other liability; (iv) no Plan which is not a Multiemployer Plan has been, or is in the process of being, terminated nor has

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any material accumulated funding deficiency (as defined in Section 412(a) of the Code) been incurred (without regard to any waiver granted under Section 412 of the Code), nor has any such funding waiver from the Internal Revenue Service been received or requested, nor has the Borrower nor any member of the Controlled Group failed to make any contributions or to pay any amounts due and owing as required by the terms of any Plan and not within a reasonable time cured such failure; (v) the value of the assets of each Plan (other than a Multiemployer Plan) equalled or exceeded the present value of the accrued benefits of each such Plan as of the end of the preceding plan year using Plan actuarial assumptions as in effect for such plan year which assumptions are reasonable; (vi) there has not been any Reportable Event (other than a Reportable Event for which the 30 day notice requirement to the PBGC has been waived under regulations issued under ERISA) or any event requiring disclosure under Section 4041(c)(3)(C) or 4063(a) of ERISA with respect to any Plan (other than a Multiemployer Plan); (vii) there are no claims (other than claims for benefits in the normal course), actions or lawsuits asserted or instituted against, and neither the Borrower nor any member of the Controlled Group has knowledge of any threatened litigation or claims or any event which could reasonable be expected to result in litigation or claims against (a) the assets of any Plan (other than a Multiemployer Plan) or against any fiduciary of such Plan with respect to the operation of such Plan or (b) the assets of any Welfare Plan or against any fiduciary thereof with respect to the operation of any such Welfare Plan; (viii) neither the Borrower nor any member of the Controlled Group has incurred (a) any material withdrawal liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) as determined under Section 4201 of ERISA as a result of a complete or partial withdrawal (within the meaning of Section 4203 or 4205 of ERISA) from a Multiemployer Plan, or (b) any material liability (and no event has occurred which would result in such liability) under ERISA Section 4062, 4063 or 4064 to the PBGC, to a trust established under ERISA Section 4041 or 4042 or to a trustee appointed under ERISA Section 4042; (ix) to the best of the knowledge of the Borrower and every member of the Controlled Group, if the Borrower or any member of the Controlled Group were to withdraw or partially withdraw from a Multiemployer Plan, no withdrawal liability, as determined under Section 4201 of ERISA, would result; (x) neither the Borrower nor any member of the Controlled Group or any organization to which the Borrower or any member of the Controlled Group is a successor or parent corporation within the meaning of Section 4069(b) of ERISA has engaged in a transaction within the meaning of Section 4069 of ERISA within the previous five years; and (xi) neither the Borrower nor any member

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of the Controlled Group maintains or has established any Welfare Plan which provides for continuing health benefits or coverage for any participant or any beneficiary of a participant after such participant's termination of employment, except as may be required by Section 4980B of the Code or Sections 601 through 608 of ERISA at the expense of the participant or the beneficiary of the participant.

                 SECTION 3.14.  Agreements.

                 (a) After giving effect to the Mergers and following the refinancing of the Bankruptcy Plan Debt, neither the Borrower nor any of its Subsidiaries is in material default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument to which it is a party, except to the extent any such default would not have a Material Adverse Effect.

                 (b) Schedule 3.14 is a true and complete listing as of the date hereof of (i) after giving effect to the Mergers and the refinancing of the Bankruptcy Plan Debt, all credit agreements, indentures, and other agreements related to any Indebtedness for borrowed money of the Borrower and its Subsidiaries, (ii) all joint venture and co-production agreements to which the Borrower or any of its Subsidiaries is a party with respect to uncompleted Product, all material output and multi-picture Distribution Agreements and other Distribution Agreements giving rise to Eligible Receivables to which the Borrower or any of its Subsidiaries is a party, and (iii) all other material contracts and agreements (other than chain-of-title documents) entered into by the Borrower or any of its Subsidiaries or by which the Borrower or any of its Subsidiaries is bound. The agreements listed on Schedule 3.14 have been made available to the Lenders.

                 SECTION 3.15.  True and Complete Disclosure.

                 Neither this Agreement nor the Confidential Information Memorandum dated October 1995 (other than the financial

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projections furnished to the Lenders prior to the date hereof (the
"Projections")) at the time it was furnished, contained any untrue statement of a material fact or omitted to state a material fact, under the circumstances under which it was made, necessary in order to make the statements contained herein or therein not misleading. The Projections are based on good faith estimates and assumptions believed to be reasonable at the time made, provided, however, that the Borrower makes no representation or warranty that such assumptions will prove in the future to be accurate or that the Borrower and its Consolidated Subsidiaries will achieve the financial results reflected in such Projections. Except as set forth in the SEC filings, at the date hereof, there is no fact known to the Borrower which materially and adversely affects, or is reasonably expected to materially and adversely affect the business, properties, assets, operations or condition (financial or otherwise) of the Credit Parties, taken as a whole (excluding general industry and economic conditions).

                 SECTION 3.16.  Security Interests; Other Security.

                 (a) This Agreement and the other Fundamental Documents, when executed and delivered and, upon the making of the initial Loan hereunder, will create and grant to the Agent for the benefit of the Lenders (upon the filing of the appropriate UCC-1 financing statements and upon the filing of the Copyright Security Agreement with the United States Copyright Office) valid and perfected first priority perfected security interests in the Collateral subject only to Permitted Encumbrances.

                 (b) No Person has, and on the date of each Borrowing hereunder no Person will have, any right, title or interest in or to the Collateral which is, or which shall be, prior, paramount, superior or equal to the right, title and interest of the Agent for the benefit of the Lenders therein or thereto, except for Permitted Encumbrances.

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                 SECTION 3.17.  Ownership of Pledged Securities, Inactive
Subsidiaries, etc.

                 (a) Except as set forth on Schedule 3.17(a) or Schedule 3.17(b), neither the Borrower nor any Subsidiary on the date hereof owns any voting stock, partnership interest or any other beneficial equity interest in any other Person.

                 (b) Annexed hereto as Schedule 3.17(b) is a correct and complete list, as of the date hereof, of each corporate Subsidiary of the Borrower showing, as to each such Subsidiary of the Borrower, its name, the jurisdiction of its incorporation, its authorized capitalization, the number of shares of its capital stock outstanding, and the ownership of the capital stock of each such Subsidiary of the Borrower.

                 (c) Annexed hereto as Schedule 3.17(c) is a correct and complete list of each Inactive Subsidiary. No Inactive Subsidiary owns any assets or engages in any business activities of any nature.

                 SECTION 3.18.  Ownership of Product; Copyrights and Other
Rights.

                 On the date hereof, the Product listed on Schedule 3.18(a) comprises all of the Product in which the Borrower or any of its Subsidiaries has any right, title or interest in or to (either directly or through a joint venture or partnership). As to each item listed on Schedule 3.18(b) hereto the party holding such interests has duly recorded its interests in the United States Copyright Office and has delivered copies of all such recordation to the Agent. All Product and all component parts thereof do not and will not violate or infringe upon in any material respect any copyright, right of privacy, trademark, patent, trade name, performing right or any literary, dramatic, musical, artistic, personal, private, contract or copyright right or any other right of any Person or contain any libelous or slanderous material. There is no claim, suit, action or proceeding pending or to the knowledge of any Credit Party, threatened against the Borrower or any of its Subsidiaries that involves a claim of infringement of any copyright with respect to any Product listed on
Schedule 3.18(a) or Schedule 3.18(b) and no Credit Party has knowledge of any existing infringement by any

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other Person of any copyright held by the Borrower or any of its Subsidiaries with respect to any Product listed on Schedule 3.18(a) or Schedule 3.18(b), which in each case could reasonably be expected to have a Material Adverse Effect.

                 SECTION 3.19.  Distribution Rights.

                 Each Credit Party has sufficient right, title and interest in each item of Product to enable it to enter into and perform all agreements generating Eligible Receivables and accounts receivable reflected on the most recently delivered balance sheet of the Borrower and is not in breach of any of its obligations under such agreements, nor does the Borrower have knowledge of any breach, including an anticipatory breach, of any other parties thereto which, in the case of accounts receivable (other than Eligible Receivables) such breach could reasonably be expected to have a Material Adverse Effect.

                 SECTION 3.20.    Fictitious Names.

                 Except as set forth on Schedule 3.20, no Credit Party has done business within the last five years, is doing business or intends to do business other than under its full corporate name, including, without limitation, under any trade name or other doing business name.

                 SECTION 3.21.    Compliance with Laws.

                 Neither the Borrower nor any of its Subsidiaries is in violation of any Applicable Law except for violations which could not reasonably be expected to have a Material Adverse Effect. The borrowings hereunder, the intended use of the proceeds of the Loans as described in the preamble hereto and as contemplated by Section 5.8 and any other transactions contemplated hereby will not violate any Applicable Law.

                 SECTION 3.22.    Environmental Liabilities.

                 (a) No Credit Party has, to the best of its knowledge, used, stored, treated, transported, manufactured, refined, handled, produced or disposed of any Hazardous Materials on, under, at, from, or in any way affecting, any of its properties or assets, or otherwise, in any manner which at the time of the action in question violated any Environmental Law governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of Hazardous Materials and to the best of the Credit Parties' knowledge, no prior owner of such property or asset or any tenant, subtenant, prior tenant or prior subtenant thereof has used Hazardous Materials on or affecting such property or asset, or otherwise, in any manner which at the time of the action in question violated any Environmental Law governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of Hazardous Materials, except in each instance such violations as in the aggregate would not have a Material Adverse Effect.

                 (b) To the best of the Credit Parties' knowledge, no Credit Party has any obligations or liabilities, known or unknown, matured or not matured, absolute or contingent, assessed or unassessed, where such would reasonably be expected to have a Material Adverse Effect on any Credit Party and no claims have been made against any Credit Party during the past five years and no presently outstanding citations or notices have been issued against any Credit Party, where such could reasonably be expected to have a Material Adverse Effect on any Credit Party, which in either case have been or are imposed by reason of or based upon any provision of any Environmental Law, including, without limitation, any such obligations or liabilities relating to or arising out of or attributable, in whole or in part, to the manufacture, processing, distribution, use, treatment, storage, disposal, transportation or handling of any Hazardous Materials by any Credit Party or any of its employees, agents representatives or predecessors in interest in connection with or in any way arising from or relating to any Credit Party or any of its respective properties, or relating to or arising from or attributable, in whole or in part, to the manufacture, processing, distribution, use, treatment, storage, disposal, transportation or handling of any such substance, by any other Person at or on or under any of the real properties owned or used by any Credit Party or any other location where such could have a Material Adverse Effect.

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                 SECTION 3.23.    Fiscal Year.

                 In connection with the Mergers, the Borrower has changed its fiscal year end to December 31.

4.  CONDITIONS OF LENDING

                 SECTION 4.1.  Conditions Precedent to the Initial Loan.

                 The obligation of each Lender and the Issuing Bank to make its initial Loan or to issue and purchase participations in the initial Letter of Credit is subject to the following conditions precedent:

                 (a) Corporate Documents of Credit Parties. On or prior to the making of the initial Loans, the Agent shall have received with respect to each Credit Party (except for the items described in clause (iii) below), with copies for each of the Lenders:

                          (i) a copy of such Credit Party's certificate of incorporation certified as of a recent date by the Secretary of State of the State of such Credit Party's incorporation;

                          (ii) a certificate of each such Secretary of State, dated as of a recent date, as to the good standing of and payment of taxes by such Credit Party, which lists the charter documents on file in the office of such Secretary of State;

                          (iii) a certificate dated as of a recent date as to the good standing of the Borrower issued by the Secretary of State of each jurisdiction in which the Borrower is qualified as a foreign corporation;

                           (iv) a certificate of the Secretary of such Credit Party dated the date of the initial Loans and certifying (A) that attached thereto is a true and complete copy of the by-laws of such Credit Party as in effect on the date of such certification, (B) that attached thereto is a true and complete copy of resolutions adopted by the Board of Directors of such

                 Credit Party authorizing the execution, delivery and performance in accordance with their respective terms of the Fundamental Documents executed by such Credit Party and any other documents required or contemplated hereunder or thereunder, the grant of the security interests in the Collateral, and in the case of the Borrower, the borrowings hereunder and that such resolutions have not been amended, rescinded or supplemented and are currently in effect, (C) that the certificate of incorporation of such Credit Party has not been amended since the date of the last amendment thereto indicated on the certificate of the Secretary of State furnished pursuant to clause (i) above and (D) as to the incumbency and specimen signature of each officer executing any Fundamental Document on behalf of such Credit Party or any other document delivered by it in connection herewith or therewith (such certificate to contain a certification by another officer of such Credit Party as to the incumbency and signature of the officer signing the certificate referred to in this clause (iv)); and

                          (v) such additional supporting documents as the Agent or its counsel or any Lender may reasonably request.

                 (b) Notes. The Agent shall have received the Notes, dated as of the date hereof, duly executed by the Borrower.

                 (c) Security and Other Documentation. The Agent shall have received (i) two duly executed original counterparts of the Copyright Security Agreement listing each item of Product in which any Credit Party has a copyrightable interest executed by each Credit Party which is a copyright proprietor of such item of Product or which otherwise owns a copyrightable interest thereto, (ii) two duly executed original counterparts of each of the Pledge Agreements accompanied by the Pledged Securities, with undated stock powers executed in blank and (iii) the appropriate UCC-1 financing statements relating to the Collateral.

                 (d) Security Interests in Copyrights and other Collateral. The Agent shall have received evidence reasonably satisfactory to it that the Credit Parties have sufficient right, title and interest in and to the Collateral which they purport to own (including appropriate licenses under copyright), as set forth in their financial statements and in other documents presented to the Lenders to enable them to perform the Distribution Agreements and to grant to the Agent for the benefit of the Lenders the security interests contemplated by this Agreement.

                 (e) Subordination Agreements. The Agent shall have received two duly executed counterparts of each Subordination Agreement.

                 (f) Guaranty Agreement. The Agent shall have received two duly executed counterparts of the Guaranty Agreement.

                 (g) Mergers Completed. The Mergers and the MCEG Transfer shall have been consummated on terms satisfactory to the Agent.

                 (h) Laboratory Access Letters and Pledgeholder Agreements. The Agent shall have received duly executed Laboratory Access Letters from the Borrower's principal Laboratories covering all Completed Product which the Credit Parties only have access rights to and duly executed Pledgeholder Agreements for each item of Product for which any Credit Party has control over any physical elements thereof as listed on Schedule 3.18.

                 (i) Opinions of Counsel. The Agent shall have received the written opinions dated the date hereof and addressed to the Agent and the Lenders (i) substantially in the forms attached hereto as Exhibits H-1 and H-2, each in form and substance reasonably satisfactory to the Agent, of Paul, Weiss, Rifkind, Wharton & Garrison, counsel to the Credit Parties and (ii) substantially in the form attached hereto as Exhibit H-3, in form and substance reasonably satisfactory to the Agent, of Gibson, Dunn & Crutcher, counsel to the Credit Parties.

                 (j) UCC Financing Statements. The Agent shall have received, in form reasonably satisfactory to it, UCC financing statements executed on behalf of each Credit Party for filing in all jurisdictions in which the Agent deems necessary or desirable to make a filing in order to provide the Agent (for the benefit of the Lenders) with a perfected security interest in the Collateral.

                 (k) Borrowing Base Certificate. The Agent shall have received an initial Borrowing Base Certificate dated as of September 30, 1995 substantially in the form attached hereto as Exhibit J demonstrating in detail that the Borrowing Base equals or exceeds $135,000,000.

                 (l) Existing Indebtedness. Simultaneously with the making of the initial Loans, the Bankruptcy Plan Debt shall have been paid in full, and all security interests, liens and other Encumbrances granted thereunder shall have been released except Permitted Encumbrances.

                 (m) Financial Statements. The Agent and the Lenders shall have received and be satisfied with the true and complete copies of all of the financial statements referred to in Section 3.4.

                 (n) Payment of Fees. The Borrower shall have paid all costs and fees which the Agent and the Lenders are entitled to receive on the Closing Date pursuant to the terms of this Agreement or the Fee Letter, which costs and fees have been invoiced at or prior to the making of the initial Loans.

                 (o) Priority and Contribution Agreement. The Agent shall have received the Priority and Contribution Agreement, duly executed by all parties thereto.

                 (p) No Material Adverse Change. Since February 28, 1995 there shall have been no event or events which have had a Material Adverse Effect which have not been disclosed in the SEC Filings.

                 (q) Insurance. The Borrower shall have furnished the Agent with (i) a summary of all existing insurance coverage, (ii) evidence acceptable to the Agent that the insurance policies required by Section 5.3 have been obtained and are in full force and effect and (iii) Certificates of Insurance with respect to all existing insurance coverage which certificates shall name Chemical Bank, as Agent, as the certificate holder and shall evidence the Borrower's compliance with Section 5.3(f) with

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respect to all insurance coverage existing as of the Closing Date.

                 (r) Delivery of Agreements. The Agent shall have received and be satisfied with the terms and provisions of all agreements listed on Schedule 3.14 to the extent requested by the Agent.

                 (s) Borrowing Certificate. The Agent shall have received the initial Borrowing Certificate duly executed on behalf of the Borrower by an Authorized Officer.

                 (t) Notices of Assignment and Irrevocable Instructions. The Agent shall have received, with respect to each Eligible Receivable included in the initial Borrowing Base Certificate, a Notice of Assignment and Irrevocable Instructions executed by the appropriate Credit Party.

                 (u) Required Consents and Approvals. The Agent shall be satisfied that all required consents and approvals have been obtained with respect to the transactions contemplated hereby from all Governmental Authorities with jurisdiction over the business and activities of any Credit Party as of the date hereof, and from any other entity whose consent or approval the Agent in its reasonable discretion deems necessary to consummate the transactions contemplated hereby.

                 (v) Parent Investment. The Parent shall have invested at least $72,000,000 in the Borrower in the form of equity or Subordinated Indebtedness on terms and conditions satisfactory in all respects to the Agent.

                 (w) Approval of Counsel to the Agent. All legal matters incident to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory to Morgan, Lewis & Bockius LLP, counsel to the Agent.

                 (x) Other Documents. The Agent shall have received such other documentation as the Agent may reasonably request.

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                 SECTION 4.2.  Condition Precedent to Each Loan and Each Letter
of Credit.

                 The obligations of the Lenders and the Issuing Bank to make each Loan and to issue and purchase participations in each Letter of Credit are subject to the following conditions precedent:

                 (a) Notice. The Agent shall have received a notice with respect to such Borrowing or the Issuing Bank shall have received a notice with respect to such Letter of Credit as required by Article 2 hereof.

                 (b) Borrowing Certificate. The Agent shall have received a Borrowing Certificate with respect to such Borrowing, duly executed by an Authorized Officer of the Borrower.

                 (c) Representations and Warranties. The representations and warranties set forth in Article 3 hereof shall be true and correct in all material respects on and as of the date of each Borrowing or the issuance of each Letter of Credit hereunder (except to the extent that such representations and warranties relate solely to an earlier date and except as affected by transactions expressly contemplated hereby), with the same effect as if made on and as of such date.

                 (d) No Revolving Loan Event of Default. On the date of each Borrowing or the issuance of each Letter of Credit, no Revolving Loan Event of Default or Revolving Loan Default shall have occurred and be continuing.

Each Borrowing hereunder shall be deemed to be a representation and warranty by the Borrower on the date of such Borrowing as to the matters and to the extent specified in paragraphs (b) through (d) of this Section.


5.  AFFIRMATIVE COVENANTS

                 Each of the Credit Parties covenants and agrees that from the date hereof and until (i) the payment in full of (x) all Commitment Fees payable hereunder and (y) the principal of and the interest on the Notes, (ii) the satisfaction of all other Obligations, (iii) the termination of the Commitments (including

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any commitment to issue any Letter of Credit), (iv) the expiration, termination or cancellation of all Letters of Credit and (v) the termination of this Agreement, unless the Required Lenders shall otherwise consent in writing, each of them will:

                 SECTION 5.1.  Financial Statement, Reports, etc.

                 (a) Furnish to the Lenders, as soon as available, but in any event within 90 days after the end of each fiscal year of the Borrower commencing with fiscal year ending December 31, 1995 the audited consolidated balance sheet of each of the Parent and its Consolidated Subsidiaries and the Borrower and its Consolidated Subsidiaries as at the end of, and the related consolidated statements of income, stockholders' equity and cash flows (along with the related notes and supplemental information) for such year, and the comparative financial statements as at the end of, and for, the preceding fiscal year, if any, accompanied by an auditor's report and opinion of KPMG Peat Marwick LLP or such other independent public accountants of nationally recognized standing as shall be retained by the Parent and reasonably acceptable to the Agent, which report shall be prepared in accordance with generally accepted auditing standards relating to reporting and which report shall be unqualified as to the scope of audit and as to the status of the Borrower as a going concern and shall state that such financial statements fairly present the financial condition of each of the Parent and its Consolidated Subsidiaries and the Borrower and its Consolidated Subsidiaries as at the dates indicated and the results of its operations and cash flows for the periods indicated in conformity with GAAP (except for accounting changes in response to FASB releases or other authoritative pronouncements with which such independent public accountants concur); and an Authorized Officer of each of the Parent and the Borrower shall certify that such financial statements fairly present the financial condition of the Parent and the Borrower on a consolidated basis as at the dates indicated and the results of its operations and cash flows for the periods indicated in conformity with GAAP;

                 (b) Furnish to the Lenders, as soon as available, but in any event within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower, the unaudited consolidated and consolidating balance sheet of each of the Parent and its Consolidated Subsidiaries and the Borrower and its Consolidated Subsidiaries as at the end of, and the related unaudited statements of income, cash flow and stockholders' equity for, such quarter and for the period from the beginning of the then current fiscal year to the end of such fiscal quarter, in each case consistent with prior practice and showing intercompany eliminations certified by an Authorized Officer of each of the Parent and the Borrower, to the effect that such financial statements, although not examined by independent public accountants, reflect all adjustments necessary to fairly present the financial position of the Parent and the Borrower as at the dates indicated and the results of their operations for the periods indicated in conformity with GAAP, subject only to year-end and audit adjustments;

                 (c) Furnish to the Lenders, together with the delivery of the statements referred to in paragraphs (a) and (b) of this Section 5.1, a certificate of an Authorized Officer of each of the Parent and the Borrower substantially in the form of Exhibit I hereto (i) stating that the signer has reviewed the terms of this Agreement and has made such examinations and investigations as are deemed necessary to express an informed opinion whether any condition or event which would constitute an Event of Default or Default and stating whether or not he has knowledge of any such condition or event and, if so, specifying each such condition or event of which he has knowledge and the nature thereof and (ii) demonstrating in reasonable detail compliance with the provisions of Sections 6.20, 6.22 and 6.23.

                 (d) Furnish to the Lenders, together with each set of audited financial statements required by paragraph (a) above, a report from the independent public accountants rendering the report thereon (i) stating that such Person has made such examination or investigation as is necessary to enable it to express an informed opinion as to the matters referred to in clause (ii) of this Section 5.1(d), it being understood that no special audit procedures are required hereby and (ii) stating whether, in connection with their audit examination, any condition or event, at any time during or at the end of the accounting period covered by such financial statements, which constitutes an Event of Default has come to their attention, and if such a condition or event has come to their attention, specifying the nature and period, if known, of existence thereof;

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                 (e)      Deliver to the Agent, on or prior to each Borrowing
Base Delivery Date, a certificate substantially in the form of Exhibit J hereto (a "Borrowing Base Certificate") setting forth the amount of each component to be included in the Borrowing Base as of the Borrowing Base Calculation Date immediately preceding such Borrowing Base Delivery Date attached to which shall be detailed information including the calculation of each such component in the form attached to the Borrowing Base Certificate;

                 (f) Deliver to the Agent, within 10 days of receipt thereof, copies of all reports submitted by independent public accountants to the Parent or the Borrower in connection with each annual, interim or special audit of the financial statements of the Parent or the Borrower, including, without limitation, the comment letter submitted by such accountants to management in connection with their annual audit;

                 (g) Deliver to the Agent, on the monthly Borrowing Base Delivery Date, an aging of receivables;

                 (h) Promptly upon their becoming available, copies of all financial statements, reports, notices and proxy statements sent or made available by the Parent, the Borrower or any of the Parent's Subsidiaries to its security holders generally, of all regular and periodic reports and all registration statements and prospectuses, if any, filed by any of them with any securities exchange or with the Securities and Exchange Commission, or any comparable foreign bodies, and of all press releases and other statements made available generally by any of them to the public concerning material developments in the business of the Parent, the Borrower or any of the Parent's Subsidiaries;

                 (i) Deliver to the Agent, promptly upon any Executive Officer of any Credit Party obtaining knowledge (a) of any Default, or becoming aware that any Lender has given notice or taken any other action with respect to a claimed Event of Default or (b) that any Person has given any notice to any Credit Party or taken any other action with respect to a claimed default or event or condition of the type referred to in Section 7.1(f), a certificate of an Authorized Officer of the Borrower, specifying the nature and period of existence of any such condition or event, or specifying the notice given or action taken by such





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holder or Person and the nature of such claimed Event of Default or condition and what action the Borrower has taken, is taking and proposes to take with respect thereto;

                 (j) Deliver to the Agent, promptly upon any Executive Officer of the Borrower obtaining knowledge of (i) the institution of, or threat in writing of, any action, suit, proceeding, investigation or arbitration by any Governmental Authority or other Person against or affecting a Credit Party or any of their respective assets which could reasonably be expected to have a Material Adverse Effect, or (ii) any material development in any such action, suit, proceeding, investigation or arbitration (whether or not previously disclosed to the Lenders), notice thereof to the Agent and provide such other information as may be reasonably available to it (without waiver of any applicable evidentiary privilege) to enable the Lenders to evaluate such matters; and, in addition to the requirements set forth in clauses (i) and (ii) of this Section, the Borrower upon request shall promptly give notice of the status of any action, suit, proceeding, investigation or arbitration covered by a report delivered to the Agent pursuant to clause (i) and (ii) above to the Lenders and provide such other information as may be reasonably available to it to enable the Lenders to evaluate such matters;

                 (k) Deliver to the Lenders, within 90 days after the end of each fiscal year, in the form previously delivered to the Agent, a net worth certificate for each of the Guarantors, which net worth certificate shall certify that either Metromedia or John W. Kluge and Stuart Subotnick have a net worth of at least $1,000,000,000;

                 (l) Deliver to the Agent, (a) 5 days prior to the commencement of principal photography of an item of Product to be produced by a Credit Party or for which a Credit Party has a financial risk (i.e., payment by the Credit Party is not conditioned upon delivery) (or such later date that is acceptable to the Agent) and (b) 5 days prior to payment of the acquisition cost for a Negative Pickup (or such later date that is acceptable to the Agent) each of the following to the extent applicable (it being understood that for purposes of subparagraph (b), clauses (i), (viii) and (ix) shall not be applicable), (i) the budget for such item of Product, (ii) a schedule identifying all agreements

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executed by a Credit Party in connection with such item of Product which provide for deferments of compensation or a gross or net profit participation,
(iii) copies of such of the foregoing agreements as the Agent may reasonably request, (iv) certificates or binders of insurance with respect to such item of Product (and policies of insurance if requested by the Agent), including all forms of insurance coverage required by Section 5.3 hereof for items of Product described in subparagraph (a) of this Section 5.1(l) and the insurance coverage required by Section 5.3(d) for items of Product described in subparagraph (b) of this Section 5.1(l), (v) copies of all instruments of transfer or other instruments (in recordable form) necessary to establish, to the reasonable satisfaction of the Agent, in the appropriate Credit Party ownership of sufficient copyright rights in the literary properties upon which such item of Product is to be based to enable such Credit Party to produce and/or distribute such item of Product and to grant the Agent the security interests therein which are contemplated by this Agreement which documents shall evidence to the Agent's reasonable satisfaction the Credit Party's rights in, and with respect to, such item of Product, (vi) an executed Copyright Security Agreement Supplement with respect to such item of Product, (vii) executed Pledgeholder Agreements or Laboratory Access Letters, as appropriate, with respect to such item of Product, (viii) a schedule of sources and uses demonstrating in detail the sources and uses of all cash necessary to complete and deliver the Product and (ix) a Completion Guaranty with respect to such Product in form and substance satisfactory to the Agent naming the Agent, for the benefit of the Lenders, as a beneficiary thereof to the extent of the Borrower's financial interest in such Product;

                 (m) Deliver to the Agent, within 15 days of the end of each calendar month with respect to each item of Product being produced by the Borrower from the beginning of preproduction for such item of Product until such item of Product is Completed, all periodic financial reports prepared by or for any Credit Party with respect to each such item of Product, including a monthly statement of the Borrower's cost basis in such item of Product and the estimated cost to complete such item of Product;

                 (n) Deliver to the Agent within 30 days of the end of each June 30 and December 31, updated cash flow projections for the ensuing four quarters in the format previously delivered to

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the Lenders demonstrating that sufficient cash will be available from operations, borrowings under this Agreement and amounts committed to be funded by third parties approved by the Agent, as and when needed to fund all reasonably anticipated cash requirements;

                 (o) Deliver to the Agent, within 30 days after each theatrical item of Product produced by a Credit Party is Completed, a tentative negative cost statement, and within 120 days after each theatrical item of Product is Completed, the final negative cost statement; and

                 (p) Deliver to the Agent, with reasonable promptness, such other information and data with respect to the Credit Parties or any Special Purpose Distributor from time to time as may be reasonably requested by the Agent on behalf of the Lenders.

                 SECTION 5.2.  Corporate Existence; Compliance with Statutes.

                 Do or cause to be done all things necessary to (i) preserve, renew and keep in full force and effect its corporate existence, rights, licenses, permits and franchises required to conduct its businesses and (ii) comply in all respects with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, any Governmental Authority, except to the extent that the failure to do any of the foregoing would not reasonably be expected to result in a Material Adverse Effect.

                 SECTION 5.3.  Insurance.

                 (a) Keep its assets which are of an insurable character insured (to the extent and for time periods consistent with normal U.S. motion picture industry practices) by financially sound and reputable insurers against loss or damage by fire, explosion, theft or other hazards which are included under extended coverage and in an amount not less than the insurable value of the property insured or such lesser amounts, and with such self-insured retention or deductible levels, as are consistent with normal U.S. motion picture industry practices.

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                 (b)      Maintain with financially sound and reputable
insurers, insurance against loss or damage due to fire, explosion, theft or other hazards and risks and liability to persons and property to the extent and in the manner customary for major independent production companies in the U.S. motion picture industry in connection with motion pictures of like size and type as the Product; provided, however, that workers' compensation insurance or similar coverage may be effected with respect to its operations in any particular state or other jurisdiction through an insurance fund operated by such state or jurisdiction.

                 (c) Upon the request of the Agent, the Borrower will render to the Agent a statement in such detail as the Agent may request as to all such insurance coverage.

                 (d) Maintain, or cause to be maintained, in effect during the period from the commencement of principal photography of each item of Product produced by any Credit Party, through the third anniversary of the date on which such item of Product is completed in the U.S. and/or as otherwise required by applicable contracts, an "Errors and Omissions" policy to provide coverage to the extent and in such manner as is customary in the U.S. motion picture industry for motion pictures of like type but, at minimum, to the extent and in such manner as is required under all applicable contracts relating thereto.

                 (e) Maintain, or cause to be maintained, in effect during the period from the commencement of principal photography of each item of Product produced by any Credit Party (1) until such time as the Agent shall have been provided with satisfactory evidence of the existence of one negative in one location and an interpositive or internegative in another location of the final theatrical version of the Completed Product, insurance on the negatives and sound tracks of such item of Product in an amount not less than the cost of re-shooting the principal photography of the item of Product, and
(2) until principal photography of such item of Product has been concluded, a cast insurance policy with respect to such item of Product, which provides coverage to the extent and in such manner as is customary in the U.S. motion picture industry for motion pictures of a like type, but at minimum, to the extent required under all applicable contracts relating thereto.

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                 (f)      Cause all such above-described insurance (excluding
workers' compensation insurance) to (1) provide for the benefit of the Lenders that 30 days' prior written notice of suspension, cancellation, termination, modification, non-renewal or lapse or material change of coverage shall be given to the Agent; (2) name the Agent for the benefit of the Lenders and any other party providing financing for such item of Product as the loss payee (except for errors and omissions insurance and other third party liability insurance), provided, however, that production insurance recoveries received prior to completion or abandonment of an item of Product may be utilized to finance the production of such item of Product; and (3) to the extent that neither the Agent nor the Lenders shall be liable for premiums or calls, name the Agent for the benefit of the Lenders as an additional insured including, without limitation, under any "Errors and Omissions" policy.

                 SECTION 5.4.  Completion Guaranties.

                 Obtain a Completion Guaranty from an Approved Completion Guarantor on terms and conditions satisfactory to the Agent naming the Agent for the benefit of the Lenders as a beneficiary thereunder to the extent of the Credit Party's financial interest for all Product which a Credit Party is producing or in which a Credit Party has an Investment which is subject to completion risk.

                 SECTION 5.5. Taxes and Charges; Obligations in Ordinary Course of Business.

                 Duly pay and discharge, or cause to be paid and discharged, before the same shall become delinquent and/or the basis for penalties (monetary or otherwise) or interest assessment, all federal, state or local taxes, assessments, levies and other governmental charges, imposed upon the Borrower, any of its Subsidiaries (other than an Inactive Subsidiary) or their respective properties, sales and activities, or any part thereof, or upon the income or profits therefrom, as well as all claims for labor, materials or supplies which if unpaid might by law become a Lien upon any of the property of the Borrower or any Subsidiary (other than an Inactive Subsidiary); provided, however, that any such tax, assessment, charge, levy or claim need not be paid if the validity or amount thereof shall

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currently be contested in good faith by appropriate proceedings and if the
Borrower shall have set aside on its books proper reserves (to the extent required by GAAP) adequate with respect thereto if reserves shall be deemed necessary by such Person in accordance with GAAP; and provided, further, that the Borrower will pay all such taxes, assessments, levies or other governmental charges forthwith upon the commencement of proceedings to foreclose any Lien which may have attached as security therefor. Each Credit Party will promptly pay and the Borrower shall cause each Excluded Subsidiary to promptly pay when due all other obligations incident to its respective operations; provided, however, that any such obligations need not be paid if the payment thereof shall currently be contested in good faith by appropriate proceedings and if the Borrower shall have set aside on its books proper reserves (to the extent required by GAAP) adequate with respect thereto if reserves shall be deemed necessary; and provided, further, the Borrower will pay all such obligations forthwith upon the commencement of procedures to foreclose any Lien which may have attached as security therefor.

                 SECTION 5.6.  Chief Executive Office; Corporate Name.

                 No Credit Party will change its name or the location of its chief executive offices or any of the offices where any such entity keeps the books and records (including records on Eligible Receivables) with respect to the Collateral owned by it or move any Collateral from the locations presently kept (except as permitted in Section 5.17) without (i) giving the Agent 15 days' written notice of such change or move and (ii) filing any additional UCC financing statements and such other documents reasonably requested by the Agent or which are otherwise necessary or desirable to continue the first perfected security interest of the Agent for the benefit of the Lenders in the Collateral.

                 SECTION 5.7.  ERISA Compliance and Reports.

                 (a) For each Plan (including each such Plan which is hereafter adopted by the Borrower or any member of the Controlled Group) which is intended to be tax qualified under Section 401(a) of the Code: the Borrower shall, or shall cause such member of the Controlled Group to, (a) from and after the adoption of any

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Plan, use its best efforts to cause such Plan to be qualified within the meaning of Section 401(a) of the Code and to be administered in all material respects in accordance with the requirements of ERISA and Section 401(a) of the Code; and (b) not take any action which would cause such Plan not to be qualified within the meaning of Section 401(a) of the Code or not to be administered in all material respects in accordance with the requirements of ERISA and Section 401(a) of the Code.

                 (b) As soon as possible, and in any event within 10 Business Days after the Borrower or any member of the Controlled Group knows or has reason to know that the Borrower or any member of the Controlled Group (i) will give or is required to give notice to the PBGC of any Reportable Event with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such Reportable Event; or
(ii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate or appoint a trustee to administer any Plan, the Borrower shall, and shall cause such member of the Controlled Group to, deliver to the Agent at the Borrower's expense, a statement of the chief financial officer of the Borrower or such member of the Controlled Group describing such event, together with a copy of the notice of such Reportable Event given or required to be given to the PBGC or a copy of such notice from the PBGC, and any correspondence with, or filings made with, the PBGC or the Department of Labor, and the action, if any, which the Borrower or such member of the Controlled Group proposes to take with respect thereto.

                 (c) The Borrower shall and shall cause each member of the Controlled Group to deliver to the Agent at the Borrower's expense: (i) if requested by the Agent, promptly after the filing thereof by the Borrower or such member of the Controlled Group with the Department of Labor or Internal Revenue Service or the PBGC, copies of each annual and other report with respect to each Plan or Welfare Plan; (ii) promptly after receipt thereof, a copy of any notice, determination letter, ruling or opinion that the Borrower or such member of the Controlled Group may receive from the PBGC, Department of Labor or Internal Revenue Service with respect to any Plan or Welfare Plan (other than notices, determination letters, rulings or opinions of general applicability); (iii) promptly and in any event within 10 Business Days after receipt thereof, a copy of any correspondence that the Borrower or such member of the Controlled Group receives or receives from the Plan Sponsor (as defined by Section 4001(a)(10) of ERISA) of any Plan concerning potential withdrawal liability pursuant to Section 4219 of ERISA and/or Section 4202 of ERISA, and a statement from the chief financial officer of the Borrower or such member of the Controlled Group setting forth details as to the events giving rise to such potential withdrawal liability and the action which the Borrower or such member of the Controlled Group proposes to take with respect thereto; (iv) notification within 10 Business Days of any intention of the Borrower or any member of the Controlled Group to withdraw, in whole or in part, from any Multiemployer Plan; (v) notification within 30 Business Days of any material increases in the benefits of, or contributions to, any existing Plan or Welfare Plan or the establishment of any new Plans or Welfare Plans, or the commencement of contributions to any such Plan to which the Borrower or such member of the Controlled Group was not previously contributing; (vi) notification within 30 Business Days of any Reportable Event with respect to any Plan (other than a Reportable Event for which the 30 day notice requirement to the PBGC has been waived under regulations issued under ERISA); and (vii) notification within 10 Business Days of a request for a minimum funding waiver or the incurrence of an accumulated funding deficiency under Section 412 of the Code with respect to any Plan or any failure by the Borrower or any member of the Controlled Group to make a required contribution to any Plan and not within a reasonable time cured such deficiency.

                 SECTION 5.8.  Use of Proceeds.

                 (a) Use the proceeds of the Term Loans solely to refinance a portion of the Bankruptcy Plan Debt.

                 (b) Use the proceeds of the Revolving Credit Loans solely to (i) finance the Borrower's development, production (both directly and through certain of the Corporate Guarantors), acquisition, worldwide distribution and exploitation of motion pictures, video product and made-for-television product (other than the production of newly created deficit-financed made-for-television programming), in each case, including ancillary rights therein and (ii) for general working capital purposes.

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                 SECTION 5.9.  Access to Books and Records; Examinations.

                 (a) Maintain or cause to be maintained at all times true and complete books and records of its financial operations (in accordance with GAAP); and provide the Agent and its designated representatives access after reasonable notice to all such books and records and to any of its properties or assets during regular business hours, in order that the Agent may make such examinations and make abstracts from such books, accounts, records and other papers pertaining to the Collateral and may discuss the affairs, finances and accounts with, and be advised as to the same by, officers and independent accountants, all as the Agent may reasonably deem appropriate for the purpose of verifying the accuracy of the Borrowing Base Certificates and the various other reports delivered by any Credit Party to the Agent pursuant to this Agreement or for otherwise ascertaining compliance with this Agreement or any other Fundamental Documents. Each of the Credit Parties hereby authorizes the Agent following notice to the Borrower to confirm with account debtors and other payors the amounts and terms of all Eligible Receivables included in the Borrowing Base. Each of the Credit Parties hereby agrees that, upon the occurrence and during the continuance of an Event of Default, the Agent shall be entitled to confirm directly with account debtors the amounts and terms of all accounts receivable. The Agent hereby agrees to provide the applicable Credit Party with copies of any written request sent by the Agent to such account debtors.

                 (b) Provide the Agent and its representatives reasonable access to any such material properties during regular business hours in order that the Agent or its representatives may inspect such properties and may discuss the affairs and finances and accounts with, and be advised as to the same by, officers and (upon prior notice to the Borrower) independent accountants, all as the Agent may deem appropriate for ascertaining compliance with this Agreement.

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                 SECTION 5.10.  Third Party Audit Rights.

                 Promptly notify the Agent of, and allow the Agent access to the results of, all audits conducted by a Credit Party of any third party licensee, partnership and joint venture under any material agreement with respect to any item of Product included in the Collateral. Each Credit Party will exercise its audit rights with respect to any third party licensees, partnerships and joint ventures under any agreement with respect to an item of Product included in the Collateral upon the reasonable request of the Agent, provided, however, that if the Credit Party shall object to performing such audit, the audit shall not be undertaken and the receivables in the Borrowing Base from such third party licensee, partnership or joint venture in connection with the item of Product shall be eliminated from the Borrowing Base. After any Event of Default has occurred and is continuing, the Agent shall have the right to exercise through any Credit Party such Credit Party's right to audit any obligor under an agreement with respect to any item of Product included in the Collateral.

                 SECTION 5.11.  Maintenance of Properties.

                 Keep its properties which are material to the business in good repair, working order and condition and, from time to time, (i) make all necessary and proper repairs, renewals, replacements, additions and improvements thereto and (ii) comply at all times with the provisions of all material leases and other material agreements to which it is a party so as to prevent any loss or forfeiture thereof or thereunder unless compliance therewith is being currently contested in good faith by appropriate proceedings and appropriate reserves have been established in accordance with GAAP.

                 SECTION 5.12.  Material Adverse Effect.

                 Promptly report to the Agent and the Lenders, after any Executive Officer of a Credit Party obtains knowledge of same, any event or series of events which would have a Material Adverse Effect.

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                 SECTION 5.13.  Further Assurances; Security Interests.

                 (a) Upon the request of the Agent, duly execute and deliver, or cause to be duly executed and delivered, at the cost and expense of the Borrower, such further instruments as may be necessary or proper, in the reasonable judgment of the Agent, to carry out the provisions and purposes of this Agreement and the other Fundamental Documents, and to do, all things necessary or proper, in the reasonable judgment of the Agent, to provide, perfect or preserve the Liens hereunder and under the Fundamental Documents, and in the Collateral, the Pledged Securities and any portion of any of the foregoing.

                 (b) Upon the request of the Agent, promptly perform or cause to be performed any and all acts and execute or cause to be executed, at the cost and expense of Borrower, any and all documents (including, without limitation, the execution, amendment or supplementation of any financing statement and continuation statement or other statement) for filing under the provisions of the UCC and the rules and regulations thereunder, or any other statute, rule or regulation of any applicable foreign, federal, state or local jurisdiction, which are necessary or advisable in the judgment of the Agent, from time to time, in order to grant and maintain in favor of the Agent for the benefit of the Lenders as beneficiaries thereof the perfected security interest in the Collateral contemplated by the Fundamental Documents and a pledge of the Pledged Securities of the Credit Parties as provided for in the Pledge Agreements and to carry out the provisions and purposes of the Fundamental Documents.

                 (c) Promptly deliver or cause to be delivered to the Lenders from time to time such other documentation, consents, authorizations and approvals in form and substance reasonably satisfactory to the Agent, as the Agent shall deem reasonably necessary or advisable to perfect or maintain the Liens of the Agent for the benefit of the Lenders.

                 (d) With respect to each Distribution Agreement relating to Product produced or acquired after the date hereof, as promptly as practicable execute and cause each party thereto to duly execute and deliver to the Agent an original Notice of Assignment and Irrevocable Instructions.

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                 (e)      With respect to each Distribution Agreement relating
to Product on Schedule 3.18(a) or Schedule 3.18(b) (other than Distribution Agreements giving rise to Eligible Receivables) use commercially reasonable efforts to execute and cause each party thereto to duly execute and deliver to the Agent an original Notice of Assignment and Irrevocable Instructions.

                 SECTION 5.14.  Performance of Obligations.

                 Duly observe and perform all material terms and conditions of all production services agreements with respect to an item of Product, the Distribution Agreements, the Completion Guaranty (and all related agreements with an Approved Completion Guarantor), all agreements that are included in the chain of title for an item of Product and all other material agreements with respect to the production, development and/or exploitation of an item of Product and diligently protect and enforce the rights of any Credit Party under all such agreements in a manner consistent with prudent business judgment.

                 SECTION 5.15.  Copyright.

                 (a) In connection with each item of Product, with respect to which a Credit Party is or becomes the copyright proprietor thereof or to the extent such interest is obtained by a Credit Party, or a Credit Party otherwise acquires a copyrightable interest in, take any and all actions necessary to register the copyright for such item of Product in the name of such Credit Party in conformity with the laws of the United States, and immediately deliver to the Agent (i) written evidence of the registration of any and all such copyrights for inclusion in the Collateral and (ii) a Copyright Security Agreement Supplement, relating to such item of Product executed by such Credit Party and all other parties to the Copyright Security Agreement; provided, that, notwithstanding the foregoing, no such registration need be made with respect to a script or a screenplay unless either the Credit Party has invested at least $500,000 in such item of Product or the item of Product is scheduled to commence principal photography.

                 (b) As soon as a completed item of Product can be copyrighted (but in any event no later than 30 days after theatrical release of such item of Product), to the extent a

Credit Party is or becomes the copyright proprietor thereof or to the extent such interest is obtained by a Credit Party, or a Credit Party otherwise acquires a copyrightable interest in such item of Product, take any and all actions reasonably necessary, to the extent possible, to register the copyright for such item of Product (including the underlying literary rights thereto) in the name of such Credit Party, in conformity with the laws of the United States and such other jurisdictions as the Agent may reasonably specify, and immediately deliver to the Agent (i) written evidence of the registration of any and all such copyrights for inclusion in the Collateral and (ii) a Copyright Security Agreement Supplement relating to any such item executed by such Credit Party and all other parties to the Copyright Security Agreement.

                 (c) Obtain instruments of transfer or other documents evidencing the interests of the Credit Parties with respect to the copyrights relating to Product in which the Credit Parties are not entitled to be the initial copyright proprietor, and promptly record such instruments of transfer on the United States Copyright Register and, to the extent possible, in such other jurisdictions as the Agent may reasonably request.

                 SECTION 5.16. Film Properties and Rights; Credit Parties to Act as Pledgeholder.

                 Subject to the rights of third parties, act as pledgeholder for the Agent on behalf of the Lenders with the same effect as if the Agent for the benefit of the Lenders were a pledgee in possession of all property relating to Product which are now or hereafter in the (actual or constructive) possession of any such Credit Party, subject to such access as shall be necessary to produce and distribute such Product.

                 SECTION 5.17.  Laboratories; No Removal.

                 (a) To the extent any Credit Party has control over, or rights to receive any of the physical elements of, any item of Product, deliver or cause to be delivered to a Laboratory or Laboratories all negative and preprint material and all sound track materials with respect to each such item of Product; notwithstanding the foregoing, with respect to items of Product in existence on the Closing Date that are (1) not related to

Eligible Receivables, (2) not included in the calculation of the Library Credit and (3) not material in the aggregate to the Credit Parties, each Credit Party shall use reasonable commercial efforts to cause the materials relating to such items of Product to be delivered to a Laboratory. Prior to requesting any such Laboratory to deliver such negative or other preprint or sound track material to another Laboratory, such Credit Party shall provide the Agent with a Laboratory Access Letter or a Pledgeholder Agreement executed by such other Laboratory and all the other parties to such Pledgeholder Agreement (other than the Agent). Each Credit Party hereby agrees not to remove or cause the removal of the original negative and film or sound materials with respect to any item of Product owned by such Credit Party or in which such Credit Party has an interest (i) to a location outside the United States, other than the United Kingdom or Canada or (ii) to any state where UCC-1 financing statements (or in the case of jurisdictions outside the United States, documents similar in purpose and effect) have not been filed against such Credit Party holding any rights to such item of Product.

                 (b) During production of any item of Product produced by a Credit Party, promptly deliver the exposed negative for such item of Product to the appropriate Laboratory on a daily basis.

                 SECTION 5.18.  Lab Access Letter.

                 Deliver to the Agent two fully executed copies of a Laboratory Access Letter with respect to each item of Product, if any, for which such Credit Party has rights of access to the physical elements of such item of Product, but does not own such physical elements; notwithstanding the foregoing, with respect to items of Product in existence on the Closing Date that are (1) not related to Eligible Receivables, (2) not included in the calculation of the Library Credit and (3) not material in the aggregate to the Credit Parties, each Credit Party shall use reasonable commercial efforts to deliver any such Laboratory Access Letters.

                 SECTION 5.19.  Cash Receipts.

                 In the event the Borrower receives (i) payment or payments from any account debtor or obligor in excess of $10,000, which payment should have been deposited in a Collection Account or (ii) the proceeds of any sale of Collateral in excess of $10,000, the Borrower shall promptly remit such payment or proceeds to the Agent to be applied in accordance with Section 2.12(e) and Section 8.3.

                 SECTION 5.20.  Subsidiaries.

                 Cause each (i) corporation which becomes a Subsidiary of the Borrower after the Closing Date and (ii) Inactive Subsidiary which becomes active after the Closing Date to deliver to the Agent as promptly as practicable an Instrument of Assumption and Joinder duly executed by such Subsidiary, appropriate UCC-1 financing statements executed by such Subsidiary and to the extent the stock of such Subsidiary has not previously been pledged to the Agent, a Pledge Agreement Supplement duly executed by the Borrower accompanied by the stock certificates of such Subsidiary together with undated stock powers executed in blank.

                 SECTION 5.21.  Security Agreements with the Guilds.

                 Furnish to the Agent duly executed copies of (i) each security agreement relating to an item of Product entered into by a Credit Party with any guild after the Closing Date and (ii) a subordination agreement from the applicable guild with respect to the security interest and other rights granted to it pursuant to each such security agreement delivered to the Agent pursuant to clause (i) above. Each such subordination agreement shall be in the form customarily entered into by the Agent and the applicable guild or in such other form as may be acceptable to the Agent.

                 SECTION 5.22.  Bank Accounts.

                 Provide the Agent with a list of all bank accounts maintained by any Credit Party.

                 SECTION 5.23.  Liens.

                 Defend the Collateral and the Pledged Securities against any and all Liens, claims and other impediments howsoever arising, other than Permitted Encumbrances.

                 SECTION 5.24.    Production.

                 Use its reasonable commercial efforts to cause any item of Product being produced by any Credit Party or, in which any Credit Party has an Investment of at least $250,000 to be produced in accordance with the standards set forth in, and within the time period established in, all acquisition and license agreements with respect to such item of Product to which a Credit Party is a party.

                 SECTION 5.25.    Music.

                 When an item of Product has been scored, if requested by the Agent, deliver to the Agent (a) written evidence of the music synchronization rights obtained from the composer or the licensor of the music and (b) copies of all music cue sheets with respect to such item of Product.

                 SECTION 5.26.  Distribution Agreements; Negative Pickups; etc.

                 (a) Furnish to the Agent promptly upon receipt thereof copies of all Negative Pickup agreements and all agreements relating to joint ventures or co-productions which are entered into by a Credit Party and the originals of all Acceptable L/C's (including any amendments thereto) which are received by a Credit Party (whether pursuant to a Distribution Agreement or otherwise) after the date hereof.

                 (b) Furnish to the Agent, concurrently with the delivery of each Borrowing Base Certificate, a list in the form of Schedule 3.14 hereto of all material Distribution Agreements and amendments to Distribution Agreements that were previously delivered to the Agent or included on any such list or included on Schedule 3.14 executed during the preceding month.

                 (c) From time to time (i) furnish to the Agent such information and reports regarding the Distribution Agreements to which a Credit Party is a party as the Agent may reasonably request and (ii) upon the occurrence and continuation of an Event of Default and the reasonable request of the Agent, make to the other parties to a Distribution Agreement to which a Credit Party is a party such demands and requests for information and reports or for action as the Credit Party is entitled to make under each such Distribution Agreement.

                 (d) Take all action on its part to be performed necessary to effect timely payments under all Acceptable L/C's, including, without limitation, timely preparation, acquisition and presentation of all documents, drafts or other instruments required to effect payment thereunder.

                 (e) In the case of each item of Product which is to be acquired pursuant to a Negative Pickup arrangement, furnish to the Agent copies of all instruments of transfer or other instruments (in recordable form) ("Chain of Title Documents") necessary to establish that the producer who is party to such Negative Pickup agreement owns sufficient copyright rights in the literary property upon which such item of Product is to be based to enable such producer to produce such item of Product and to grant to the Credit Party all rights being acquired pursuant to such Negative Pickup agreement. The Borrower will deliver such Chain of Title Documents to the Agent five (5) days prior to the expiration of any right to withhold payment of the minimum guaranty under such Negative Pickup agreement on the basis of a defect in the chain of title for such item of Product but no later than the first inclusion of such item of Product in the Borrowing Base.

                 SECTION 5.27.  Separate Corporate Structures.

                 (a) Not permit all of the officers and directors of the Parent and/or the Parent's other Subsidiaries to be officers or directors of the Borrower (or any of its Subsidiaries).

                 (b) Cause, if any of the Borrower's Affiliates (other than its Subsidiaries) have directors and/or officers in common with the Parent and/or the Parent's other Subsidiaries, and if the Borrower and its Subsidiaries share the same employees with the Parent and/or the Parent's other Subsidiaries, the salaries and expenses related to providing benefits to such officers, directors and employees to be fairly and nonarbitrarily allocated among such entities, with the result that each such entity bears its fair share of the salary and benefit costs associated with all such common officers, directors and employees.

                 (c) Cause, if the Borrower (or its Subsidiaries) and the Parent and/or the Parent's other Subsidiaries jointly contract to do business with vendors or service providers, the costs incurred in so doing to be fairly and nonarbitrarily allocated among such entities, with the result that each such entity bears its fair share of such costs.

                 (d) Cause, if the Borrower (or any of its Subsidiaries) and the Parent and/or the Parent's other Subsidiaries have offices in the same location, the overhead expenses to be fairly and nonarbitrarily allocated among such entities, with the result that each bears its fair share of such overhead expenses.

                 (e) Cause the Borrower and each of its Subsidiaries to maintain checking accounts with commercial banking institutions which are separate from those of the Parent and/or the Parent's other Subsidiaries.

                 (f) Conduct its affairs strictly in accordance with its Certificate of Incorporation and By-Laws and to observe all necessary, appropriate, and customary corporate and other organizational formalities, including, but not limited to, keeping separate and accurate minutes of meetings of its board of directors and shareholders passing all resolutions or consents necessary to authorize actions to be taken, and maintaining accurate and separate books, records and accounts and in a manner permitting its assets and liabilities to be easily separated and readily ascertained.

                 (g) Cause each of the Borrower (and its Subsidiaries) and the Parent and/or the Parent's other Subsidiaries not to hold itself out to the public or to any of its individual creditors as being a unified entity with common assets and liabilities with the other.

                 (h) Cause each of Borrower's and its Subsidiaries' operations to be conducted without an intent to hinder, delay or defraud any creditors in connection with its respective assets and operations.

                 (i) Not permit the Borrower to amend Section 11 of its Certificate of Incorporation.

                 SECTION 5.28.  Environmental Laws.

                 (a) Promptly notify the Agent upon any Credit Party becoming aware of any violation or potential violation or noncompliance with, or liability or potential liability under any Environmental Laws which, when taken together with all other pending violations, would reasonably be expected to have a Material Adverse Effect on the Credit Parties, taken as a whole, and promptly furnish to the Agent all notices of any nature which any Credit Party may receive from any Governmental Authority or other Person with respect to any violation, or potential violation or non-compliance with, or liability or potential liability under any Environmental Laws which, in any case or when taken together with all such other notices, could reasonably be expected to have a Material Adverse Effect on the Credit Parties, taken as a whole.

                 (b) Comply with and use reasonable efforts to ensure compliance by all tenants and subtenants with all Environmental Laws, and obtain and comply in all material respects with and maintain, and use best efforts to ensure that all tenants and subtenants obtain and comply in all material respects with and maintain, any and all licenses, approvals, registrations or permits required by Environmental Laws.

                 (c) Conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under all Environmental Laws and promptly comply in all material respects with all lawful orders and directives of all Governmental Authorities.

                 (d) Defend, indemnify and hold harmless the Agent and the Lenders, and their respective employees, agents, trustees, officers and directors, from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind of nature, known or unknown, contingent or otherwise, arising out of, or in any way related to the violation of or non-compliance by any Credit Party with any Environmental Laws, or any orders, requirements or demands of Governmental Authorities related thereto, including, without limitation, reasonable attorney and consultant fees, investigation and laboratory fees, court costs and litigation expenses, but excluding therefrom all claims, demands, penalties, arising out of or resulting from (i) the gross negligence or willful misconduct of such indemnified party or (ii) any acts or omissions of any indemnified party occurring after such indemnified party is in possession of, or controls the operation of, any property or asset.

6.  NEGATIVE COVENANTS

                 Each of the Credit Parties covenants and agrees that from the date hereof and until (i) the payment in full of (x) the Commitment Fees payable hereunder and (y) the principal of and interest on the Notes, (ii) the satisfaction of all other Obligations, (iii) the termination of the Commitments (including any commitment to issue any Letter of Credit), (iv) the expiration, termination or cancellation of all Letters of Credit and (v) the termination of this Agreement, unless the Required Lenders shall otherwise consent in writing, each of them will not, directly or indirectly:

                 SECTION 6.1.  Limitation on Indebtedness.

                 Incur, create, assume or suffer to exist any Indebtedness except:

                 (a) Indebtedness represented by the Notes and the other Obligations;

                 (b) Indebtedness in existence on the date hereof which is listed on Schedule 6.1, but not any increases, extensions or renewals thereof, except for extensions or renewals on substantially the same terms;

                 (c) liabilities relating to participations, deferments, guild residuals and similar payments payable in connection with the production of Product;

                 (d)  Guaranties permitted under Section 6.2;

                 (e) liabilities for acquisitions of rights or Product incurred in the ordinary course of business and not otherwise prohibited hereunder;

                 (f) Indebtedness owed to a Credit Party by another Credit Party; provided that (i) such Indebtedness is subordinated to the Obligations and (ii) each such Credit Party is organized under the laws of a state in the United States;

                 (g)  Subordinated Indebtedness;

                 (h) Indebtedness in respect of Negative Pickup transactions of up to $5,000,000 per item of Product, except that two items of Product per fiscal year may be up to $7,000,000 per item of Product for all items of Product produced or acquired during that year, which are otherwise permitted hereunder; and

                 (i) purchase money Indebtedness (including Capital Leases), to the extent secured by a Lien permitted by Section 6.6(h), not in excess of $2,000,000 outstanding at any one time.

                 SECTION 6.2.  Limitation on Guaranties.

                 Provide any Guaranty, either directly or indirectly, except:

                 (a) obligations with respect to investments in Product (whether pursuant to a Negative Pickup or otherwise) to the extent otherwise permitted hereunder;

                 (b) Guaranties of performance under guild agreements, or to suppliers or Laboratories providing services in connection with the production of Product, which are incurred in the ordinary course of business;

                 (c) Guaranties by the Borrower of performance obligations of a Corporate Guarantor incurred in the ordinary course of business; and

                 (d) Endorsements of negotiable instruments for deposit or collection in the ordinary course of business.

                 SECTION 6.3.  No Change in Business.

                 Engage in any business activities other than activities relating to the development, production, acquisition, exploitation and worldwide distribution of Product (other than the production of newly created deficit-financed made-for-television programming), in each case, including the ancillary rights therein, financial consulting and video duplication and post-production.

                 SECTION 6.4. Consolidation, Merger, Sale or Purchase of Assets, etc.

                 Whether in one transaction or a series of transactions, wind up, liquidate or dissolve its affairs, or enter into any transaction of merger or consolidation, or sell or otherwise dispose of all or substantially all of its property, stock or assets or agree to do or suffer any of the foregoing except that a Corporate Guarantor may merge with and into (i) the Borrower or
(ii) another Corporate Guarantor.

                 SECTION 6.5.  Limitation on Loans and Investments.

                 Create, make or incur any non-Product-related Investment, loan or advance except:

                 (a) Investments in Cash Equivalents, provided such securities are deposited with the Agent to be held as Collateral;

                 (b) loans to a Credit Party to the extent permitted by and as described in Section 6.1(f); and

                 (c)  Investments existing on the Closing Date as set forth on
Schedule 3.17(a).

                 SECTION 6.6.  Limitation On Liens.

                 Create, incur, assume or cause to exist any Lien upon any asset or revenue stream except:

                 (a) Liens pursuant to written security agreements in favor of guilds which are required pursuant to the terms of collective bargaining agreements on terms satisfactory to the Agent;

                 (b) deposits under workers' compensation, unemployment insurance and Social Security laws or to secure statutory obligations or bonds incurred in the ordinary course of business;

                 (c) Liens for taxes, assessments or other governmental charges or levies due and payable, the validity or amount of which is currently being contested in good faith by appropriate proceedings pursuant to the terms of Section 5.5 hereof;

                 (d) Liens on assets of the Credit Parties existing as of the date hereof described in Schedule 6.6;

                 (e) possessory Liens incurred in the ordinary course of business (including Liens in favor of Laboratories, landlords, mechanics, carriers, warehousemen and suppliers of materials and equipment) which secure normal trade debt not yet due and payable and do not secure obligations for borrowed money; provided that the aggregate amount of such secured trade payables which remain outstanding more than 60 days after creation shall not exceed $1,000,000;


                 (f) Liens or rights in connection with an item of Product granted to an Approved Completion Guarantor for such item of Product, which Liens or grants of rights are in form and substance customary for the industry or otherwise acceptable to the Agent;

                 (g) Liens pursuant to this Agreement and the other Fundamental Documents;

                 (h) purchase money Liens granted to the vendor or Person financing the acquisition of property, plant or equipment if (i) limited to the specific assets acquired and, in the case of tangible assets, other property which is an improvement to or is acquired for specific use in connection with such acquired property or which is real property being improved by such acquired property; (ii) the debt secured by the Lien is the unpaid balance of the acquisition cost of the specific assets on which the Lien is granted; and
(iii) such transaction does not otherwise violate this Agreement;

                 (i) Liens securing certain Subordinated Indebtedness made by any of the Metromedia Holders which Indebtedness and Liens are subordinated pursuant to a Subordination Agreement;

                 (j) Liens arising out of attachments, judgments or awards as to which an appeal or other appropriate proceedings for contest or review are promptly commenced (and as to which foreclosure and other enforcement proceedings (i) shall not have been commenced (unless fully bonded or otherwise effectively stayed) or (ii) in any event shall be promptly fully bonded or otherwise effectively stayed);

                 (k) Liens granted to producers in connection with the acquisition of Product provided that such Liens do not extend to any item of Product other than the item of Product being acquired and the parties have entered into an intercreditor agreement with the Agent satisfactory in form and substance to the Agent; and

                 (l) protective Liens granted to licensees under Distribution Agreements provided such Liens solely secure the distribution rights granted to the licensee pursuant to such Distribution Agreement.

                 SECTION 6.7.  Restricted Payments.

                 Pay, declare or become obligated to make any Restricted Payments except Restricted Payments to the Borrower.

                 SECTION 6.8.  Limitation on Leases.

                 Create, incur or assume Consolidated lease expense for all Credit Parties for (i) fiscal years 1995 and 1996 in excess of $2,500,000 and
(ii) each fiscal year thereafter in excess of the amount permitted for the immediately preceding fiscal year plus 5% of such amount (but specifically excluding amounts expended to create, acquire or distribute an item of Product).

                 SECTION 6.9.  Receivables.

                 Sell, discount or otherwise dispose of notes, accounts receivable or other obligations owing to a Credit Party except for the purpose of collection in the ordinary course of business.

                 SECTION 6.10.  Sale and Leaseback.

                 Enter into any arrangement with any Person or Persons other than a Credit Party, whereby in contemporaneous transactions a Credit Party sells essentially all of its right, title and interest in an item of Product and such Credit Party or another Credit Party acquires or licenses the right to distribute or exploit such item of Product in media and markets accounting for substantially all the value of such item of Product.

                 SECTION 6.11.  ERISA Compliance.

                 The Borrower shall not, directly or indirectly, nor permit any member of the Controlled Group, directly or indirectly, to (i) engage in a "prohibited transaction" as defined in Section 4975 of the Code or Section 406 of ERISA which could reasonably be expected to subject the Borrower or such member of the Controlled Group (after giving effect to any statutory and/or regulatory exemption), to the tax on prohibited transactions imposed by Section 4975 of the Code or any other liability; (ii) terminate any Plan subject to Title IV of ERISA; (iii) make a complete or partial withdrawal (within the meaning of Section 4201 of ERISA) from any Multiemployer Plan so as to result in any liability to the Borrower or any member of the Controlled Group; (iv) enter into any new Plan or modify any existing Plan or engage in any other action which would increase the Borrower's or any member of the Controlled Group's obligations under any Plan; (v) enter any new Welfare Plan or modify any existing Welfare Plan to provide for continuing health benefits or coverage for any participant or any beneficiary of a participant after such participant's termination of employment, except as may be required by Section 4980B of the Code or Sections 601 through 608 of ERISA; (vi) fail to make required contributions to any Plan, Welfare Plan or Multiemployer Plan; (vii) permit the present value of all accrued benefits under each Plan (using the actuarial assumptions utilized by the PBGC upon termination of a plan) to exceed the fair market value of Plan assets allocable to such benefits, all determined as of the then most recent valuation date for each such Plan; (viii) breach or permit any employee, officer, or director of the Borrower or any member of the Controlled Group or any trustee or administrator of any Plan or

Welfare Plan to breach any fiduciary responsibility imposed under Title I of ERISA with respect to any Plan or Welfare Plan; or (ix) engage or allow any member of the Controlled Group to engage in any transaction which would result in the incurrence of a liability under Section 4069 of ERISA.

                 SECTION 6.12.  Transactions with Affiliates.

                 Directly or indirectly enter into any transaction with an Affiliate (other than a Credit Party) unless such transaction (i) is on an arm's-length basis, (ii) occurs in the ordinary course of business or (iii) is approved by the Agent.

                 SECTION 6.13.    Hazardous Materials.

                 Cause or permit any of its properties or assets to be used to generate, manufacture, refine, transport, treat, store, handle, dispose, transfer, produce or process Hazardous Materials, except in compliance in all material respects with all applicable Environmental Laws, nor release, discharge, dispose of or permit or suffer any release or disposal as a result of any intentional act or omission on its part of Hazardous Material onto any such property or asset in material violation of any Environmental Law.

                 SECTION 6.14. Use of Proceeds of Loans and Requests for Letters of Credit.

                 Use the proceeds of Loans or request any Letter of Credit hereunder other than for the purposes set forth in, and as required by, Section 5.8.

                 SECTION 6.15.  Budgeted Negative Cost; etc.

                 Incur any obligation in connection with any item of Product produced by a Credit Party with a Budgeted Negative Cost in excess of $5,000,000, execute a Negative Pickup obligating the Borrower to pay a minimum guarantee of more than $5,000,000 for any item of Product, incur acquisition costs of more than $5,000,000 for any item of Product, except that in any fiscal year up to two items of Product may be up to $7,000,000 per item of Product.

                 SECTION 6.16.  Unrecouped Print and Advertising Expenses.

                 Permit Unrecouped Print and Advertising Expenses in the aggregate to exceed $6,000,000 at any time.

                 SECTION 6.17.  Development Costs.

                 Permit development costs to exceed $3,000,000 in the aggregate at any time or to exceed $500,000 per item of Product for which Active Preproduction has not yet commenced which, in either case, have neither been written off or capitalized as part of the cost of production of the item of Product.

                 SECTION 6.18.  Principal Photography.

                 For theatrical items of Product where a Credit Party is responsible for the management of the production, permit more than five items of Product to be in Active Preproduction and not Completed at any one time and permit more than three such items of Product to be in principal photography at any one time.

                 SECTION 6.19.  Joint Venture; Co-Production.

                 Enter into any joint venture agreement or co-production agreement without the Agent's prior consent.

                 SECTION 6.20.  Free Cash Flow Ratio.

                 The ratio of Free Cash Flow to Cumulative Film Investment shall never be less than:

                 Period                                             Ratio
                 ------                                             -----
                 for the four quarters
                 commencing with quarter
                 ending 12/31/96 through
                 12/30/97                                           positive

                 for the four quarters
                 commencing with quarter
                 ending 12/31/97 through
                 12/30/98                                           .45: 1

                 for the four quarters
                 commencing with quarter
                 ending 12/31/98 through
                 12/30/99                                           .65: 1

                 for the four quarters
                 commencing with quarter
                 ended 12/31/99 through
                 12/30/00                                           .70: 1

                 for the quarter ended
                 12/31/00                                             1: 1


                 SECTION 6.21.  Limitations on Capital Expenditures.

                 Make or incur any obligation to make Capital Expenditures for any fiscal year in excess of $2,000,000 (but specifically excluding amounts expended to create, acquire or distribute an item of Product and the aggregate of all expenditures properly capitalized in accordance with GAAP by a Person to acquire, by purchase or otherwise, the business, property or fixed assets of, or stock, or other evidence of beneficial ownership, in part or in whole, of any other Person other than the portion of such expenditure allocable, in accordance with GAAP, to net current assets).

                 SECTION 6.22.  Cumulative Film Investment.

                 At the end of each fiscal quarter, the Cumulative Film Investment shall not exceed Free Cash Flow by more than $50,000,000.

                 SECTION 6.23.  Limitations on Net Loss.

                 The Net Loss shall never be greater than:

                 Period      Amount
                 ------      ------
                 fiscal year
                  1996    $22,500,000

                 fiscal year
                  1997     10,500,000

                 fiscal year
                  1998      8,000,000

                 fiscal year
                  1999      5,000,000

                 fiscal year
                  2000              0

                 SECTION 6.24.  Overhead Expenses.

                 Permit aggregate cash overhead expenses for any fiscal year to be more than $20,000,000.

                 SECTION 6.25.  Fiscal Year.

                 Change its fiscal year end to other than December 31.

                 SECTION 6.26.  Special Purpose Distributors.

                 Enter into any transaction with any Person where such Person(s) effectively acts as a distributor or intermediary for the exploitation of Product in one or more territories in an arrangement whereby it is intended that payments under Distribution Agreements entered into by such Person with third parties will be included in the Borrowing Base (provided such payments constitute Eligible Receivables) unless such transaction as well as the proposed Person who will effectively act as a distributor or intermediary, have been approved in writing by the Agent. Each Credit Party agrees that it will enter into, and require each Special Purpose Distributor to enter into, such Distributor Security Documents as the Agent may request, which shall among other things assign to the Agent (for the benefit of the Lenders) the security interest and other rights that it receives from each Special Purpose Distributor pursuant to a film lease agreement, a security agreement or otherwise.

                 SECTION 6.27.  Interest Rate Protection Agreements, etc.

                 Enter into any Interest Rate Protection Agreement or Currency Agreement for other than bona fide hedging purposes.

7.  EVENTS OF DEFAULT

                 SECTION 7.1.   Term Loan Events of Default.

                 In the case of the happening and during the continuance of any of the following events (herein called "Term Loan Events of Default"):

                 (a) any representation or warranty made by a Credit Party in this Agreement or any other Fundamental Document to which it is a party or any statement or representation made in any report, financial statement, certificate or other document furnished directly to the Agent or any Lender pursuant to this Agreement or any other Fundamental Document, shall prove to have been false or misleading (considered in the context of all other information provided to the Lenders) in any material respect when made or delivered;

                 (b) default shall be made in the payment of principal of the Notes as and when due and payable, whether by reason of maturity, mandatory prepayment, acceleration or otherwise;

                 (c) default shall be made in the payment of interest on the Notes, Commitment Fees or other amounts payable to the Agent or a Lender under this Agreement, under any Currency

Agreement, under any Interest Rate Protection Agreement or under the Fee Letter, when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or by acceleration thereof or otherwise and such default shall continue unremedied for five (5) days;

                 (d) default shall be made in the due observance or performance of any covenant, condition or agreement contained in Section 5.1(i) (with respect to notice of Defaults or Events of Default), Section 5.8 or
Article 6 of this Agreement;

                 (e) default shall be made in the due observance or performance of any other covenant, condition or agreement to be observed or performed pursuant to the terms of this Agreement or any other Fundamental Document or by any Credit Party in the due observance or performance of any other covenant, condition or agreement to be observed or performed pursuant to the terms of any Fundamental Document to which such Credit Party is a party and such default shall continue unremedied for twenty (20) days after the Borrower receives written notice or actual knowledge thereof;

                 (f) default in payment shall be made with respect to any Indebtedness (other than the Obligations) of the Borrower or any of its Subsidiaries in an amount or amounts over $1,000,000 in the aggregate; or other default in connection with any such Indebtedness, if the effect of such other default is to accelerate following any applicable grace periods or to permit the holder thereof to accelerate the maturity of such Indebtedness or to permit the holder thereof to cause such Indebtedness to become due prior to its stated maturity following any applicable grace periods, and such default shall not be remedied, cured, waived or consented to within the period of grace with respect thereto; or any such Indebtedness shall not be paid when due;

                 (g) the Borrower or any of its Subsidiaries (other than the Inactive Subsidiaries) shall generally not pay its debts as they become due or shall admit in writing its inability to pay its debts, or shall make a general assignment for the benefit of creditors; or the Borrower or any of its Subsidiaries shall commence any case, proceeding or other action seeking to have an order for relief entered on its behalf as a debtor or to adjudicate it a bankrupt or insolvent or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property or shall file an answer or other pleading in any such case, proceeding or other action admitting the material allegations of any petition, complaint or similar pleading filed against it or consenting to the relief sought therein; or the Borrower or any of its Subsidiaries shall take any action to authorize any of the foregoing;

                 (h) any involuntary case, proceeding or other action against the Borrower or any of its Subsidiaries (other than the Inactive Subsidiaries) shall be commenced seeking to have an order for relief entered against it as debtor or to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property, and such case, proceeding or other action (i) results in the entry of any order for relief against it or (ii) shall remain undismissed for a period of ninety (90) days;

                 (i) final judgment(s) for the payment of money in excess of $1,000,000 shall be rendered against the Borrower or any of its Subsidiaries and within thirty (30) days from the entry of such judgment shall not have been discharged or stayed pending appeal or shall not have been discharged within thirty (30) days from the entry of a final order of affirmance on appeal;

                 (j) a Reportable Event relating to a failure to meet minimum funding standards or an inability to pay benefits when due shall have occurred with respect to any Plan under the control of the Borrower or any of its Subsidiaries shall not have been remedied within thirty (30) days after the occurrence of such Reportable Event; or a trustee shall be appointed by a United States District Court to administer such Plan, or the Pension Benefits Guaranty Corporation shall institute proceedings





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to terminate such Plan and the Agent shall have notified the Borrower that the
Required Lenders have made a determination that on the basis of such Reportable Event, appointment of trustee or commencement of proceedings, there are reasonable grounds to believe that such occurrence would have a Material Adverse Effect;

                 (k) the Pledge Agreements, this Agreement, the Copyright Security Agreement, any Copyright Security Agreement Supplement (each a "Security Document") shall, for any reason, not be or shall cease to be in full force and effect or shall be declared null and void or any of the Security Documents shall not give or shall cease to give the Agent the Liens, rights, powers and privileges purported to be created thereby in favor of the Agent for the benefit of the Lenders, superior to and prior to the rights of all third Persons and subject to no other Liens (other than Permitted Encumbrances), or the validity or enforceability of the Liens granted, to be granted, or purported to be granted, by any of the Security Documents shall be contested by any Credit Party or any of its Affiliates, provided that no such defect in the Security Documents shall give rise to an Event of Default under this paragraph
(k) unless such defect or such failure shall affect Collateral that is or should be subject to a Lien in favor of the Agent having an aggregate value in excess of $1,000,000;

                 (l) failure to submit any Borrowing Base Certificate to the Agent within ten (10) Business Days of the date such certificate was due pursuant to the terms of this Agreement if at such time any Term Loans are currently outstanding;

                 (m)      a Revolving Loan Event of Default shall have occurred;

                 (n) a Change in Management shall occur; for purposes hereof, a "Change in Management" shall mean that any one of Existing Management shall cease to be performing his or her current duties for the Borrower and an acceptable successor has not been replaced within one hundred twenty (120) days of such discontinuance (a successor shall be deemed acceptable if not objected to by the Required Lenders within 5 days of notice of the replacement); "Existing Management" shall mean the Persons performing the functions of chief executive officer, chief





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financial officer, general counsel and head of production for the Borrower as of the Closing Date and any acceptable (determined as set forth above) successor to such Person;

                 (o) any of the Metromedia Holders shall have disaffirmed in writing their respective obligations under the Subordination Agreement or a court of competent jurisdiction shall determine that the Subordination Agreement is void or voidable;

then, in every such event and at any time thereafter during the continuance of such event, the Agent may, or if directed by the Required Lenders shall, take any or all of the following actions, at the same or different times: declare the principal of and the interest on the Term Loans and the Term Notes or thereunder to be forthwith due and payable, whereupon the same shall become and be forthwith due and payable, without presentment, demand, protest, notice of acceleration or other notice of any kind, all of which are hereby expressly waived, anything in this Agreement or in the Term Notes to the contrary notwithstanding. If a Term Loan Event of Default specified in paragraph (g) or
(h) above shall have occurred, the principal of, and interest on, the Loans and the Notes and all other amounts payable hereunder and thereunder automatically become due and payable without presentment, demand, protest, or other notice of any kind, all of which are hereby expressly waived, anything in this Agreement or the Term Notes to the contrary notwithstanding. Such remedies shall be in addition to any other remedy available to the Lenders pursuant to Applicable Law or otherwise.


                 SECTION 7.2.     Revolving Loan Events of Default.

                 In the case of the happening and during the continuance of any of the following events (herein called "Revolving Loan Events of Default"):

                 (a) default shall be made in the payment of principal of the Notes as and when due and payable, whether by reason of maturity, mandatory prepayment, acceleration or otherwise;

                 (b) default shall be made in the payment of interest on the Notes, Commitment Fees or other amounts payable to the Agent or a Lender under this Agreement, under any Currency





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Agreement, under any Interest Rate Protection Agreement or under the Fee
Letter, when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or by acceleration thereof or otherwise and such default shall continue unremedied for five (5) days;

                 (c) the Guaranty Agreement shall for any reason, not be or shall cease to be in full force and effect, or shall be declared null and void, or becomes unenforceable, or it shall be terminated, or disaffirmed by any Guarantor thereunder;

                 (d) a Change in Control shall occur; for purposes hereof, a "Change in Control" shall mean (x) a change of ownership of the Borrower which results in its not being wholly-owned by the Parent, (y) a change of ownership of the Parent which results in (1) the Metromedia Holders not having beneficial ownership or common voting power of at least 25% of the common voting power of the Parent, (2) any "person" (as such term is defined in 13(d) and 14(d) of the Securities and Exchange Act of 1934) having more common voting power than the Metromedia Holders or (3) any person other than the Metromedia Holders for any reason obtaining the right to appoint a majority of the Board of Directors;

                 (e) an Estate Default shall occur; for purposes hereof an "Estate Default" shall mean (a) a failure by the estate of any of John W. Kluge or Stuart Subotnick, within ninety (90) days of the death of such individual, or a failure by a conservator, committee or guardian (a "conservator") for the assets of such individual within ninety (90) days of the appointment of any such conservator, (1) to duly allow and assume, or otherwise confirm, a creditor's claim filed against the estate or the conservator in accordance with applicable law relating to the obligations of such individual under the Guaranty (which, in the case of the death of such individual, shall, if required by applicable law, be evidenced by a creditor's claim filed against the estate in accordance with applicable law) and (2) to agree for the benefit of the Lenders and the Agent to maintain (unless the Agent is furnished with cash collateral, a letter of credit or other collateral acceptable to the Agent in an amount equal to the lesser of (x) such estate's maximum exposure under the Guaranty or (y) $35,000,000 in the case of the estate of Stuart Subotnick and in the case of John W. Kluge such estate's maximum exposure





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under the Guaranty) the net worth of the estate (disregarding the separate status of the Borrower) of: (A) in the case of John W. Kluge at least $1,000,000,000 and (B) in the case of Stuart Subotnick at least $35,000,000 and not to make any beneficial distribution from the estate that would cause its net worth to be less than such amount and (3) to provide a suitable legal opinion regarding such allowance and assumption or confirmation and such agreement or (b) any rejection, or attempt at rejection, by the estate of any such individual or a conservator for his assets of his obligations under the Guaranty or the taking of any action or the filing of any motion by such estate or conservator that could reasonably be expected to materially adversely affect or impede the enforceability of such obligation;

then, in every such event and at any time thereafter during the continuance of such event, the Agent may, or if directed by the Required Lenders shall, take any or all of the following actions, at the same or different times: (x) terminate forthwith the Commitments and/or (y) declare the principal of and the interest on the Loans and the Notes and all other amounts payable hereunder or thereunder to be forthwith due and payable, whereupon the same shall become and be forthwith due and payable, without presentment, demand, protest, notice of acceleration or other notice of any kind, all of which are hereby expressly waived, anything in this Agreement or in the Notes to the contrary notwithstanding.

8.  SECURITY

                 SECTION 8.1.  Security Interest.

                 As security for the due and punctual payment of the Obligations (including post-petition interest, to the extent permitted by Applicable Law), each of the Credit Parties hereby mortgages, pledges, assigns, transfers, sets over, conveys and delivers to the Agent for the benefit of the Lenders and grants to the Agent for the benefit of the Lenders a security interest in all of its right, title and interest in and to the Collateral.





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                 SECTION 8.2.  Use of Collateral.

                 So long as no Event of Default shall have occurred and be continuing, and subject always to the various provisions of this Agreement and the other Fundamental Documents, each of the Credit Parties may use the Collateral in any lawful manner permitted hereunder.

                 SECTION 8.3.  Collection Accounts.

                 (a) On or before the Closing Date, the Borrower will establish the Collection Accounts and execute and deliver a Collection Letter with respect to each such Collection Account established with a Collection Bank.

                 (b) The Credit Parties shall direct all Persons who become licensees, buyers or account debtors under receivables with respect to any item of Product included in the Collateral to be notified of the assignment to the Agent (on behalf of the Lenders) of the proceeds of each Distribution Agreement, and cause each Acceptable L/C to provide that payment thereunder shall be made directly to a Collection Account.

                 (c) The Credit Parties will execute documentation (including, without limitation, Notices of Assignment and Irrevocable Instructions, assignment agreements, and other documentation) as may now or hereafter be required by the Agent in order to reflect the security interest of the Agent (on behalf of the Lenders) in the proceeds in the Collection Accounts, to provide for the deposit into a Collection Account of the monies referred to in Section 8.3(b) and to otherwise effectuate the provisions of this Section 8.3.

                 (d) In the event the Borrower receives payment from any Person or proceeds under an Acceptable L/C, which payment should have been remitted directly to a Collection Account, the Borrower shall promptly remit such payment or proceeds to a Collection Account to be applied in accordance with the terms of this Agreement.

                 (e) All amounts on deposit in the Collection Accounts shall be remitted to the Concentration Account to be applied as set forth in
Section 2.12(e); provided that to the extent the





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Borrowing Base Ratio equals or exceeds 0.85:1, the amount on deposit in the
Concentration Account will be available to the Borrower on the last Business Day of each week and the Borrower may instruct that the Agent transfer such amounts to the Borrower's operating account or to another account designated by the Borrower. During any period that the Borrower is in compliance with the Borrowing Base Ratio, the Agent may reasonably request that the Borrower deliver a Borrowing Base Certificate.

                 SECTION 8.4.  Credit Parties to Hold in Trust.

                 Upon the occurrence and during the continuance of an Event of Default, each Credit Party will, upon receipt by it of any revenue, income, profits or other sums in which a security interest is granted by this Article 8, payable pursuant to any agreement or otherwise, or of any check, draft, note, trade acceptance or other instrument evidencing an obligation to pay any such sum, hold the sum or instrument in trust for the Lenders, and forthwith, without any notice, demand or other action on the part of the Lenders whatsoever (all notices, demands, or other actions on the part of the Lenders being expressly waived), endorse, transfer and deliver any such sums or instruments or both to the Agent to be applied to the repayment of the Obligations in accordance with the provisions of Section 8.7 hereof.

                 SECTION 8.5.  Collections.

                 During the continuance of an Event of Default the Agent may, in its sole discretion, in its name or in the name of the applicable Credit Parties or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for, or make any compromise or settlement deemed desirable with respect to, any items comprising the Collateral, but shall be under no obligation so to do, or the Agent may extend the time of payment, arrange for payment in installments, or otherwise modify the payment terms, or release any item of Collateral, without thereby incurring responsibility to, or discharging or otherwise affecting any liability of, the Credit Parties. The Agent will not be required to take any steps to preserve any rights against prior parties to the Collateral. If any Credit Party fails to





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make any payment or take any action required under this Agreement or the
Borrower fails to make any payment under the Notes, the Agent may make such payments and take all such actions as the Agent deems necessary to protect the Lenders' security interests in the Collateral and/or the value thereof, and the Agent is hereby authorized (without limiting the general nature of the authority hereinabove conferred) to pay, purchase, contest or compromise any encumbrances, charges or Liens which in the judgment of the Agent appear to be equal to, prior to or superior to the security interests of the Lenders in the Collateral and any encumbrances, charges or Liens not expressly permitted by this Agreement.

                 SECTION 8.6.  Possession, Sale of Collateral.

                 During the continuance of an Event of Default, the Agent may enter upon the premises, or wherever the Collateral may be, and take possession of the Collateral, and may demand and receive such possession from any Person who has possession thereof, and the Agent may take such measures as it may deem necessary or proper for the care or protection thereof, including the right to remove all or any portion of the Collateral, and with or without taking such possession may sell or cause to be sold, whenever the Agent shall decide, in one or more sales or parcels, at such prices as the Agent may deem best, and for cash or on credit or for future delivery, without assumption of any credit risk, all or any portion of the Collateral, at any broker's board or at public or private sale, without demand of performance or notice of intention to sell or of time or place of sale (except 10 days' written notice to the Credit Parties of the time and place of such sale or sales and such other notices as may be required by Applicable Law and cannot be waived), and the Agent or any other Person may be the purchaser of all or any portion of the Collateral so sold and thereafter hold the same free (to the fullest extent permitted by Applicable Law) from any claim or right of whatever kind, including any equity of redemption, of the Credit Parties, any such





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demand, notice, claim, right or equity being hereby expressly waived and released to the fullest extent permitted by Applicable Law. At any sale or sales made pursuant to this Article 8, the Agent may bid for or purchase, free (to the fullest extent permitted by Applicable Law) from any claim or right of whatever kind, including any equity of redemption, of any of the Credit Parties, any such demand, notice, claim, right or equity being hereby expressly waived and released, any part of or all of the Collateral offered for sale, and may make any payment on account thereof by using any claim for moneys then due and payable to the Agent and the Lenders (subject to the provisions of Article 11 hereof) by the Credit Parties hereunder as a credit against the purchase price. The Agent shall in any such sale make no representations or warranties with respect to the Collateral or any part thereof, and neither the Agent nor any Lender shall be chargeable with any of the obligations or liabilities of any Credit Party. The Credit Parties hereby agree (i) that they will, jointly and severally, indemnify and hold the Agent and the Lenders harmless from and against any and all claims with respect to the Collateral asserted before the taking of actual possession or control of the relevant Collateral by the Agent pursuant to this Article 8, or arising out of any act of, or omission to act on the part of, any Person (other than the Agent or Lenders) prior to such taking of actual possession or control by the Agent, or arising out of any act on the part of any of the Credit Parties, or their agents before or after the commencement of such actual possession or control by the Agent; and (ii) neither the Agent nor any Lender shall have liability or obligation to any of the Credit Parties arising out of any such claim except for acts of willful misconduct or gross negligence or not taken in good faith. Subject only to the lawful rights of third parties, any Laboratory which has possession of any of the Collateral is hereby constituted and appointed by the Credit Parties as pledgeholder for the Agent and, upon the occurrence of an Event of Default, each such pledgeholder is hereby authorized to sell all or any portion of the Collateral upon the order and direction of the Agent, and each of the Credit Parties hereby waives any and all claims for damages or otherwise, for any action taken by such pledgeholder in accordance with the terms of the UCC as adopted and in effect in New York not otherwise waived hereunder. In any action hereunder the Agent shall be entitled to the appointment of a receiver without notice, to take possession of all or any portion of the Collateral and to exercise such powers as the court shall confer upon the receiver. Notwithstanding the foregoing, upon the occurrence of an Event of Default and during the continuation of such Event of Default, the Agent shall be entitled to apply, without notice to the Credit Parties, any cash or cash items constituting Collateral in the possession of the Agent to payment of the Obligations.





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                 SECTION 8.7.  Application of Proceeds.

                 Upon the occurrence of and during the continuance of an Event of Default, the balance in the Concentration Account and any other account of any Credit Party with any Lender, all other income on the Collateral and all proceeds from any sale of the Collateral pursuant hereto shall be applied first toward payment of the reasonable costs and expenses incurred by the Agent in enforcing this Agreement, in realizing on or protecting any Collateral and in enforcing or collecting any Obligations or any Guaranty thereof, including, without limitation, the reasonable attorney's fees and expenses incurred by the Agent, and then to the payment in full of the Obligations as set forth in
Section 11.2(b), provided, however, that the Agent may, with the consent of the Required Lenders in their discretion, apply funds comprising the Collateral to pay the cost (i) of completing any item of Product owned in whole or in part by a Credit Party in any stage of production and (ii) of making delivery under the Distribution Agreements with respect to such item of Product. Any amounts remaining after such payment in full shall be remitted to the appropriate Credit Party or as a court of competent jurisdiction may otherwise direct.

                 SECTION 8.8.  Power of Attorney.

                 Upon the occurrence and during the continuance of such Event of Default, (a) each of the Credit Parties does hereby irrevocably make, constitute and appoint the Agent or any of its officers or designees its true and lawful attorney-in-fact with full power in the name of the Agent or such Credit Party to receive, open and dispose of all mail addressed to the Credit Parties, and to endorse any notes, checks, drafts, money orders or other evidences of payment relating to the Collateral that may come into the possession of the Agent, with full power and right to cause each Credit Party's mail to be transferred to the Agent's own offices or otherwise, and to do any and all other acts necessary or proper to carry out the intent of this Agreement and grant the security interests hereunder and under the other Fundamental Documents, and each of the Credit Parties hereby ratify and confirm all that the Agent or its substitutes shall properly do by virtue of this Section; (b) each of the Credit Parties does hereby further irrevocably make, constitute and appoint the Agent or any of its officers or designees its





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true and lawful attorney-in-fact in the name of the Agent or such Credit Party
(i) to enforce each of such Credit Party's rights under and pursuant to all agreements with respect to the Collateral, all for the sole benefit of the Agent for the benefit of the Lenders and to enter into such other agreements as may be necessary or appropriate in the judgment of the Agent to complete the production, distribution or exploitation of any item of Product which is included in the Collateral, (ii) to enter into and perform such agreements as may be necessary in order to carry out the terms, covenants and conditions of the Fundamental Documents which are required to be observed or performed by such Credit Party, (iii) to execute such other and further mortgages, pledges and assignments of the Collateral, and related instruments or agreements, as the Agent may reasonably require for the purpose of perfecting, protecting, maintaining or enforcing the security interest granted to the Agent on behalf of the Lenders hereunder and under the other Fundamental Documents, and (iv) to do any and all other things necessary or proper to carry out the intention of this Agreement and the grant of the security interest hereunder and under the other Fundamental Documents. The Credit Parties hereby ratify and confirm in advance all that the Agent as such attorney-in-fact or its substitutes shall properly do by virtue of this power of attorney. In the event the Agent exercises the power of attorney granted herein, the Agent shall, concurrently with such exercise, provide written notice to the Borrower and the Lenders in accordance with Section 12.1.

                 SECTION 8.9.  Financing Statements and Payment Directions.

                 So long as the security interests of the Lenders in the Collateral shall not have terminated pursuant to Section 8.12, each of the Credit Parties hereby authorizes the Agent to file UCC financing statements and any amendments thereto or continuations thereof and any other appropriate security documents or instruments (including, without limitation, Copyright Security Agreements and Copyright Security Agreement Supplements) and to give any notices necessary or desirable to perfect the Lien in the Collateral in all cases with regard to the Collateral without the signature of the Credit Parties or to execute such items as attorney-in-fact for such Credit Party. In the event the Agent exercises the power of attorney granted





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herein, the Agent shall, concurrently with such exercise, provide written notice to the Credit Parties in accordance with Section 12.1. The Credit Parties further authorize the Agent, so long as an Event of Default shall have occurred and be continuing, to notify any account debtor that all sums payable to the Credit Parties relating to the Collateral shall be paid as provided herein or as otherwise directed by the Agent and to confirm directly with account debtors the amounts payable by them to a Credit Party with regard to the Collateral and the terms of all accounts receivable.

                 SECTION 8.10.  Further Assurances.

                 Upon the request of the Agent, each of the Credit Parties hereby agrees to duly and promptly execute and deliver, or cause to be duly executed and delivered, at the cost and expense of the Credit Parties, such further instruments as may be necessary or proper, in the judgment of the Agent, to carry out the provisions and purposes of this Article 8, and to do all things necessary, in the judgment of the Agent, to perfect and preserve the Liens of the Agent for the benefit of the Lenders hereunder and under the Fundamental Documents, and in the Collateral or any portion thereof.

                 SECTION 8.11.  Remedies Not Exclusive.

                 The remedies conferred upon or reserved to the Agent in this
Article 8 are intended to be in addition to, and not in limitation of, any other remedy or remedies available to the Agent. Without limiting the generality of the foregoing, the Agent and the Lenders shall have all rights and remedies of a secured creditor under Article 9 of the UCC or other Applicable Law.

                 SECTION 8.12.  Termination.

                 The security interest granted under this Article 8 shall terminate when all the Obligations (including all amounts owing to any Guarantor under the Guaranty Agreement pursuant to such Guarantor's rights of subrogation) shall have been fully paid and performed, the Commitments (including any commitment to issue any Letter of Credit) shall have terminated and all Letters of Credit shall have expired or been terminated or cancelled. At





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such time all rights to the Collateral pledged or assigned by the Credit
Parties shall revert to the Credit Parties. Upon such termination the Agent will, at the Borrower's expense, execute and deliver to a Credit Party such documents (in form and substance satisfactory to the Agent) as such Credit Party shall reasonably request to evidence such termination.

                 SECTION 8.13.  Quiet Enjoyment.

                 The Lenders acknowledge that their security interest hereunder is subject to the rights of Quiet Enjoyment of various licensees (which are not Affiliates of any Credit Party) under license agreements and distributors under Distribution Agreements, whether existing on the date hereof or hereafter executed. For the purpose hereof, "Quiet Enjoyment" shall mean in connection with the rights of licensees under license agreements and distributors under Distribution Agreements, the Lenders' agreement that their rights under this Agreement and the Fundamental Documents and in the Collateral are subject to the rights of such licensees or distributors to distribute, exhibit and/or to exploit the Product licensed to them, and to receive prints or have access to preprint material in connection therewith and that even if the Lenders shall become the owner of the Collateral in case of an Event of Default, the Lenders' ownership rights shall be subject to the rights of said licensees and distributors; provided, however, that such licensee or such distributor shall not be in default under the relevant license or Distribution Agreement and, provided, further except as set forth above, the Lenders shall not be responsible for any liability or obligation of any Credit Party under any license agreement.

                 SECTION 8.14.  Release of Collateral.

                 Unless a Default or Event of Default shall have occurred and be continuing, upon request by a Credit Party to the Agent in writing, the Agent shall release its security interest in any Collateral sold by such Credit Party in compliance with the terms of this Credit Agreement and the other Fundamental Documents.





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9.  GUARANTY

                 SECTION 9.1.  Guaranty.

                 (a) Each of the Corporate Guarantors, jointly, severally and absolutely, unconditionally and irrevocably guarantees to the Agent and the Lenders the due and punctual payment by, and performance of, the Guaranteed Obligations (including interest accruing on and after the filing of any petition in bankruptcy or of reorganization of the obligor whether or not post-filing interest is allowed in such proceeding). Each of the Corporate Guarantors further agrees that the Obligations may be extended or renewed, in whole or in part, without notice or further assent from it (except as may be otherwise required herein), and it will remain bound upon this Guaranty notwithstanding any extension or renewal of any Obligation.

                 (b) Each of the Corporate Guarantors waives presentation to, demand for payment from and protest to, as the case may be, the Borrower or any Corporate Guarantor or any other guarantor, and also waives notice of protest for nonpayment, notice of acceleration and notice of intent to accelerate. The obligations of the Corporate Guarantors hereunder shall not be affected by (i) the failure of the Agent or any Lender to assert any claim or demand or to enforce any right or remedy against the Borrower or any Corporate Guarantor, or any other guarantor under the provisions of this Agreement or any other agreement or otherwise; (ii) any extension or renewal of any provision hereof or thereof; (iii) any rescission, waiver, compromise, acceleration, amendment or modification of any of the terms or provisions of this Agreement, the Notes or of any other agreement; (iv) the release, exchange, waiver or foreclosure of any security held by the Agent (for the benefit of the Lenders) for the Obligations or any of them; (v) the failure of the Agent or any Lender to exercise any right or remedy against any other guarantor of the Obligations; or (vi) the release or substitution of any Corporate Guarantor or any other guarantor.

                 (c) Each of the Corporate Guarantors further agrees that this Guaranty is a continuing guaranty and constitutes a guaranty of performance and of payment when due and not just of collection, and waives any right to require that any resort be





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had by the Agent to any security held for payment of the Obligations or to any balance of any deposit, account or credit on the books of the Agent in favor of the Borrower, any other Corporate Guarantor or to any other Person.

                 (d) Each of the Corporate Guarantors hereby expressly assumes all responsibilities to remain informed of the financial condition of the Borrower, the Corporate Guarantors and any other guarantors and any circumstances affecting the Collateral, or the Pledged Securities or the ability of the Borrower to perform under this Agreement.

                 (e) Each Corporate Guarantors' Guaranty hereunder shall not be affected by the genuineness, validity, regularity or enforceability of the Obligations, the Notes or any other instrument evidencing any Obligations, or by the existence, validity, enforceability, perfection, or extent of any collateral therefor or by any other circumstance relating to the Obligations which might otherwise constitute a defense to this Guaranty. Neither the Agent nor any Lender makes any representation or warranty in respect to any such circumstances and nor has any duty or responsibility whatsoever to any Corporate Guarantor in respect to the management and maintenance of the Obligations or the Collateral or the Pledged Securities.

                 SECTION 9.2.  No Impairment of Guaranty.

                 The obligations of the Corporate Guarantors hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including, without limitation, any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense (other than payment in full of the Obligations) or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of the Corporate Guarantors hereunder shall not be discharged or impaired or otherwise affected by the failure of the Agent to assert any claim or demand or to enforce any remedy under this Agreement or any other agreement, by any waiver or modification of any provision thereof, by any default, failure or delay, willful or otherwise, in the performance of the Obligations, or by any other act or thing or omission or delay to do any other





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act or thing which may or might in any manner or to any extent vary the risk of the Corporate Guarantors or would otherwise operate as a discharge of the Corporate Guarantors as a matter of law, unless and until the Guaranteed Obligations are paid in full, the Commitments have terminated and each outstanding Letter of Credit has expired or otherwise been terminated.

                 SECTION 9.3.  Continuation and Reinstatement, etc.

                 (a) Each of the Corporate Guarantors further agrees that its guaranty hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of principal of or interest on or any fees on any Guaranteed Obligation is rescinded or must otherwise be restored by the Agent upon the bankruptcy or reorganization of the Borrower or any other Corporate Guarantor, or otherwise. In furtherance of the provisions of this Article 9, and not in limitation of any other right which the Agent may have at law or in equity against the Borrower or a Corporate Guarantor or any other person by virtue hereof, upon failure of the Borrower to pay any Guaranteed Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice or otherwise, each of the Corporate Guarantors hereby promises to and will, upon receipt of written demand by the Agent on behalf of the Lenders, forthwith pay or cause to be paid to the Agent for the benefit of the Lenders in cash an amount equal to the unpaid amount of all the Guaranteed Obligations with interest on the portion thereof that represents outstanding loans and/or reimbursement obligations with respect to Letters of Credit (but without duplication of interest included in such Guaranteed Obligations) at a rate of interest equal to the rate specified in
Section 2.9(a) hereof, and thereupon the Agent shall assign such Guaranteed Obligation, together with all security interests, if any, then held by the Agent in respect of such Guaranteed Obligation, to the Corporate Guarantors making such payment; such assignment to be subordinate and junior first to the rights of the Agent on behalf of the Lenders and second to either of the Guarantors if applicable under the Priority and Contribution Agreement with regard to amounts payable by the Borrower in connection with the remaining unpaid Obligations and to be pro tanto to the extent to which the Obligation in question was discharged by the Corporate Guarantor or Corporate Guarantors making such payments.





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                 (b)      Upon payment by any Corporate Guarantor of any sums
to the Agent on behalf of the Lenders hereunder or to the Lenders, all rights of such Corporate Guarantor against the Borrower, arising as a result thereof by way of right of subrogation or otherwise, shall in all respects be subordinate and junior in right of payment to the prior final and indefeasible payment in full of first all the Obligations to the Agent on behalf of the Lenders or to the Lenders and second to either of the Guarantors if applicable under the Guaranty Agreement.

                 (c) Each Corporate Guarantor which guarantees obligations hereunder, to the fullest extent permitted by Applicable Law, waives all rights of such Corporate Guarantor against the Borrower or either of the Guarantors arising as a result of payments made pursuant to such guarantees by way of right of subrogation or otherwise. If any amount shall be paid to such Corporate Guarantor for the account of the Borrower involved, such amount shall be held in trust for the benefit of the Agent and shall forthwith be paid to the Agent for the benefit of the Lenders to be credited and applied to the Obligations when due and payable.

                 SECTION 9.4.  Limitation on Guaranteed Amount.

                 Notwithstanding any other provision of this Article 9, the amount guaranteed by any Corporate Guarantor hereunder shall be limited to the extent, if any, required so that its obligations under this Article 9 shall not be subject to avoidance under Section 548 of the Bankruptcy Code or to being set aside or annulled under any Applicable Law relating to fraud on creditors. In determining the limitations, if any, on the amount of such Corporate Guarantor's obligations hereunder pursuant to the preceding sentence, any rights of subrogation or contribution which such Corporate Guarantor may have under this Article 9 or Applicable Law shall be taken into account.

                 SECTION 9.5.  Termination.

                 The guarantees under this Article 9 shall terminate when all the Obligations shall have been fully paid and performed, the Commitments (including any commitment to issue any





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Letter of Credit) shall have been terminated and all Letters of Credit shall have expired or been terminated or cancelled.

10.  CASH COLLATERAL

                 SECTION 10.1.  Cash Collateral Account.

                 On or prior to the Closing Date, there shall be established with the Agent a collateral account in the name of the Agent (the "Cash Collateral Account"), into which the Borrower shall from time to time deposit Dollars pursuant to the express provisions of this Agreement requiring or permitting such deposits. Except to the extent otherwise provided in this
Article 10, the Cash Collateral Account shall be under the sole dominion and control of the Agent.

                 SECTION 10.2.  Investment of Funds.

                 (a) The Agent is hereby authorized and directed to invest and reinvest the funds from time to time deposited in the Cash Collateral Account or the Concentration Account on the instructions of the Borrower (provided that such notice may be given verbally to be confirmed promptly in writing) or, if the Borrower shall fail to give such instruction upon delivery of any such funds, in the sole discretion of the Agent, provided that in no event may the Borrower give instructions to the Agent to, or may the Agent in its discretion, invest or reinvest funds in the Cash Collateral Account or the Concentration Account, as the case may be, in other than Cash Equivalents described in clause (i) of the definition of Cash Equivalents, or described in clauses (ii) and (iii) of the definition of Cash Equivalents to the extent issued by Chemical Bank.

                 (b) Any net income or gain on the investment of funds from time to time held in the Cash Collateral Account or the Concentration Account, as the case may be, shall be promptly reinvested by the Agent as a part of the Cash Collateral Account or the Concentration Account, as the case may be, and any net loss on any such investment shall be charged against the Cash Collateral Account or the Concentration Account, as the case may be.





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                 (c)      Neither the Agent nor the Lenders shall be a trustee
for the Borrower or shall have any obligations or responsibilities, or shall be liable for anything done or not done, in connection with the Cash Collateral Account or the Concentration Account, as the case may be, except as expressly provided herein and except that the Agent shall have the obligations of a secured party under the UCC. The Agent and the Lenders shall not have any obligation or responsibilities and shall not be liable in any way for any investment decision made pursuant to this Section 10.2 or for any decrease in the value of the investments held in the Cash Collateral Account or the Concentration Account, as the case may be.

                 SECTION 10.3.  Grant of Security Interest.

                 For value received and to induce the Lenders to make Loans from time to time to the Borrower as provided for in this Agreement, as security for the payment of all of the Obligations, the Borrower hereby assigns to the Agent (for the benefit of the Lenders), and grants to the Agent (for the benefit of the Lenders), a first and prior Lien upon all the rights in and to the Cash Collateral Account and the Concentration Account all cash, documents, instruments and securities from time to time held therein, and all rights pertaining to investments of funds in the Cash Collateral Account and the Concentration Account and all products and proceeds of any of the foregoing. All cash, documents, instruments and securities from time to time on deposit in the Cash Collateral Account and the Concentration Account and all rights pertaining to investments of funds in the Cash Collateral Account and the Concentration Account shall immediately and without any need for any further action on the part of the Borrower, any Lender or the Agent, become subject to the Lien set forth in this Section 10.3, be deemed Collateral for all purposes hereof and be subject to the provisions of this Agreement.

                 SECTION 10.4.  Remedies.

                 At any time during the continuation of an Event of Default, the Agent may sell any documents, instruments and securities held in the Cash Collateral Account and the Concentration Account and may immediately apply the proceeds thereof and any other cash held in the Cash Collateral Account





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and the Concentration Account to the satisfaction of the Obligations in such order as the Agent may determine, but subject to the rights of the Lenders. Any amounts remaining after such application shall be paid or delivered to the Borrower or as a court of competent jurisdiction may direct.

11.  THE AGENT AND THE ISSUING BANK

                 SECTION 11.1.  Administration by Agent.

                 (a) The general administration of the Fundamental Documents and any other documents contemplated by this Agreement shall be by the Agent or its designees. Except as otherwise expressly provided herein, each of the Lenders hereby irrevocably authorizes the Agent, at its discretion, to take or refrain from taking such actions as agent on its behalf and to exercise or refrain from exercising such powers under the Fundamental Documents, the Notes and any other documents contemplated by this Agreement as are delegated by the terms hereof or thereof, as appropriate, together with all powers reasonably incidental thereto. The Agent shall have no duties or responsibilities except as set forth in the Fundamental Documents.

                 (b) The Lenders hereby authorize the Agent (in its sole discretion):

                 (i) in connection with the sale or other disposition of any asset included in the Collateral, in accordance with the terms of this Agreement, to release a Lien granted to it (for the benefit of the Lenders) on such asset;

                 (ii) to determine that the cost to the Borrower or another Credit Party is disproportionate to the benefit to be realized by the Lenders by perfecting a Lien in a given asset or group of assets included in the Collateral (other than any item which is to be included in the Borrowing Base) and that the Borrower or such other Credit Party should not be required to perfect such Lien in favor of the Agent (for the benefit of the Lenders);





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                 (iii)    to appoint Lenders or other Persons to be the holder
                 of record of a Lien to be granted to the Agent (for the benefit of the Lenders) or to hold on behalf of the Agent such collateral or instruments relating thereto;

                 (iv) to modify any of the Fundamental Documents (other than this Agreement, the Notes and the Guaranty) in order to
                 (x) cure any ambiguity, omission, defect or inconsistency, (y) comply with the terms of transactions which are permitted by the terms of Articles 5 or 6 hereof or which are otherwise consented to by the requisite Lenders in accordance with the terms hereof and (z) to add covenants of a Credit Party for the benefit of the Lenders;

                 (v) to grant the right of Quiet Enjoyment to licensees pursuant to the terms of Section 8.13; and

                 (vi) enter guild subordination agreements with the guilds with respect to the security interests in favor of the guilds required pursuant to the terms of the collective bargaining agreements.

                 SECTION 11.2.  Advances and Payments.

                 (a) On the date of each Loan, the Agent shall be authorized (but not obligated) to advance, for the account of each of the Lenders, the amount of the Loan to be made by it in accordance with its Percentage hereunder. Each of the Lenders hereby authorizes and requests the Agent to advance for its account, pursuant to the terms hereof, the amount of the Loan to be made by it, of the Lenders agrees forthwith to reimburse the Agent in immediately available funds for the amount so advanced on its behalf by the Agent. If any such reimbursement is not made in immediately available funds on the same day on which the Agent shall have made any such amount available on behalf of any Lender, such Lender shall pay interest to the Agent at a rate per annum equal to the Agent's cost of obtaining overnight funds in the New York Federal Funds Market for the first three days following the time when the Lender fails to make the required reimbursement, and thereafter at a rate per annum equal to the Alternate Base Rate plus the Applicable Margin for Alternate Base





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Rate Loans.  If and to the extent that any such reimbursement shall not have been made to the Agent, the Borrower agrees to repay to the Agent forthwith on demand a corresponding amount with interest thereon for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Agent at the Alternate Base Rate plus the Applicable Margin for Alternate Base Rate Loans.

                 (b) As between the Agent and the Lenders, any amounts received by the Agent in connection with the Fundamental Documents (other than amounts to which the Agent or any Lender is entitled pursuant to 2.13 and 12.5), the application of which is not otherwise provided for, shall be applied, first, to pay accrued but unpaid Commitment Fees in accordance with each Lender's Percentage, second, to pay accrued but unpaid interest on the Term Notes in accordance with the amount of outstanding Term Loans owed to each Lender, third, the principal balance outstanding on the Term Notes (with amounts payable on the principal balance outstanding on the Term Notes in accordance with each Lender's Percentage) and amounts outstanding under Currency Agreements and Interest Rate Protection Agreements and, fourth, to pay accrued but unpaid interest on the Revolving Credit Notes in accordance with the amount of outstanding Revolving Credit Loans owed to each Lender, fifth, the principal balance outstanding on the Revolving Credit Notes (with amounts payable in the principal balance outstanding in the Revolving Credit Notes in accordance with each Lender's Percentage) and, sixth, to pay any other amounts then due under this Agreement. All amounts to be paid to any Lender by the Agent shall be credited to that Lender, after collection by the Agent, in immediately available funds either by wire transfer or deposit in such Lender's correspondent account with the Agent, or as such Lender and the Agent shall from time to time agree.

                 SECTION 11.3.  Sharing of Setoffs.

                 Each of the Lenders agrees that if it shall, through the exercise of a right of banker's lien, setoff or counterclaim against the Borrower (including, but not limited to, a secured claim under Section 506 of Title 11 of the United States Code or other security or interest arising from, or in lieu of, such secured claim and received by such Lender under any applicable bankruptcy, insolvency or other similar law) or otherwise, obtain





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payment in respect of its Loans as a result of which the unpaid portion of its
Loans and L/C Exposure is proportionately less than the unpaid portion of the Loans and L/C Exposure of any of the other Lenders (a) it shall promptly purchase at par (and shall be deemed to have thereupon purchased) from such other Lenders an interest in the Loans or Letters of Credit of such other Lenders, so that the aggregate unpaid principal amount of each of the Lenders' Loans and its interest in Loans and Letters of Credit of the other Lenders shall be in the same proportion to the aggregate unpaid principal amount of all Loans then outstanding and L/C Exposure as the principal amount of its Loans and L/C Exposure prior to the obtaining of such payment was to the principal amount of all Loans outstanding and L/C Exposure prior to the obtaining of such payment and (b) such other adjustments shall be made from time to time as shall be equitable to ensure that the Lenders share the benefit of such payments pro rata. If all or any portion of such excess payment is thereafter recovered from the Lender which originally received such excess payment, such purchase (or portion thereof) shall be cancelled and the purchase price restored to the extent of such recovery. The Borrower expressly consents to the foregoing arrangements and agree that any Lender or Lenders holding (or deemed to be holding) a participation or other interest in a Note or Letter of Credit may exercise any and all rights of banker's lien, setoff or counterclaim with respect to any and all moneys owing by the Borrower to such Lender or Lenders as fully as if such Lender or Lenders held a Note and was the original obligee thereon or was the issuer of the Letter of Credit, in the amount of such participation or other interest.

                 SECTION 11.4.  Agreement of Required Lenders.

                 Upon any occasion requiring or permitting an approval, consent, waiver, election or other action on the part of the Required Lenders, action shall be taken by the Agent for and on behalf of, or for the benefit of, all Lenders upon the direction of the Required Lenders, and any such action shall be binding on all Lenders. No amendment, modification, consent or waiver shall be effective except in accordance with the provisions of Section 12.9 hereof.





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                 SECTION 11.5.  Notice to Lenders.

                 Upon receipt by the Agent from the Borrower of any written communication calling for an action on the part of the Lenders, or upon written notice to the Agent of any Default or Event of Default, the Agent will in turn promptly inform the other Lenders in writing (which shall include facsimile communications) of the nature of such communication or of the Default or Event of Default, as the case may be.

                 SECTION 11.6.  Liability of Agent and Issuing Bank.

                 (a) The Agent or the Issuing Bank, when acting on behalf of the Lenders, may execute any of its duties under this Agreement or the other Fundamental Documents by or through its officers, agents, and employees, and neither the Agent, the Issuing Bank nor their respective directors, officers, agents, or employees shall be liable to the Lenders or any of them for any action taken or omitted to be taken in good faith nor be responsible to the Lenders or to any of them for the consequences of any oversight or error of judgment, or for any loss, unless the same shall happen through its gross negligence or willful misconduct. The Agent, the Issuing Bank and their respective directors, officers, agents, and employees shall in no event be liable to the Lenders or to any of them for any action taken or omitted to be taken by it pursuant to instructions received by it from the Lenders or in reliance upon the advice of counsel selected by it with reasonable care. Without limiting the foregoing, neither the Agent, the Issuing Bank nor any of their respective directors, officers, employees, or agents shall be responsible to any of the Lenders for the due execution, validity, genuineness, effectiveness, sufficiency, or enforceability of, or for any statement, warranty, or representation in, or for the perfection of any security interest contemplated by, this Agreement, the Copyright Security Agreement, any Copyright Security Agreement Supplement or any of the other Fundamental Documents or any related agreement, document or order, or for the designation or failure to designate this transaction as a "Highly Leveraged Transaction" for regulatory purposes or for freedom of any of the Collateral or any of the Pledged Securities from prior liens or security interests, or shall be required to ascertain or to make any inquiry concerning the performance or observance by the Borrower





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or any other Credit Party of any of the terms, conditions, covenants, or agreements of this Agreement, any Completion Guaranty for an item of Product, or any of the other Fundamental Documents or any related agreement or document.

                 (b) Neither the Agent as Agent for the Lenders hereunder, the Issuing Bank nor any of their respective directors, officers, employees, or agents shall have any responsibility to any Credit Party on account of the failure or delay in performance or breach by any of the Lenders (other than the Agent) of any of their respective obligations under this Agreement, the other Fundamental Documents or any related agreement or document or in connection herewith or therewith.

                 (c) The Agent as agent for the Lenders hereunder and the Issuing Bank in such capacities, shall be entitled to rely on any communication, instrument, or document believed by it to be genuine or correct and to have been signed or sent by a Person or Persons believed by it to be the proper Person or Persons, and it shall be entitled to rely on advice of legal counsel, independent public accountants, and other professional advisers and experts selected by it.

                 SECTION 11.7.  Reimbursement and Indemnification.

                 Each Lender agrees (i) to reimburse the Agent for such Lender's Percentage of any expenses and fees incurred for the benefit of the Lenders under the Fundamental Documents for which the Agent is entitled to seek reimbursement from any Credit Party but which has not actually been reimbursed by or on behalf of any Credit Party, including, without limitation, counsel fees and compensation of agents and employees paid for services rendered on behalf of the Lenders, and any other expense incurred in connection with the operations or enforcement thereof not reimbursed by or upon behalf of the Borrower, (ii) to indemnify and hold harmless the Agent and any of its directors, officers, employees, or agents, on demand, in the amount of its proportionate share, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against it or any of them in any way relating to or arising out of any Completion Guaranty for an item of Product, the





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Fundamental Documents or any action taken or omitted by it or any of them under any Completion Guaranty for an item of Product, the Fundamental Documents or any related agreement or document, to the extent not reimbursed by a Credit Party and (iii) in the case of only those Lenders holding Revolving Credit Commitments, to indemnify and hold harmless the Issuing Bank and any of its directors, officers, employees, or agents, on demand, in the amount of its Percentage, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against it or any of them in any way relating to or arising out of the issuance of any Letters of Credit or the failure to issue Letters of Credit if such failure or issuance was at the direction of Required Lenders holding at least 66-2/3% of the Revolving Credit Commitments (except in the case of clause
(i), (ii) or (iii) above, as shall result from the gross negligence or willful misconduct of the Person to be reimbursed, indemnified or held harmless, as applicable).

                 SECTION 11.8.  Rights of Agent.

                 It is understood and agreed that the Agent shall have the same duties, rights and powers as a Lender hereunder (including the right to give such instructions) as the other Lenders and may exercise such rights and powers, as well as its rights and powers under other agreements and instruments to which it is or may be a party, and engage in other transactions with any Credit Party, as though it were not the Agent for Lenders or the Issuing Bank under this Agreement and the other Fundamental Documents.

                 SECTION 11.9.  Independent Investigation by Lenders.

                 Each of the Lenders acknowledges that it has decided to enter into this Agreement, and to make the Loans and participate in the Letters of Credit hereunder based upon its own analysis of the transactions contemplated hereby and of the creditworthiness of the Credit Parties and agrees that neither the Agent nor the Issuing Bank shall bear any responsibility for such creditworthiness.





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                 SECTION 11.10.  Notice of Transfer.

                 The Agent may deem and treat any Lender which is a party to this Agreement on the date hereof as the owner of such Lender's respective portions of the Loans and participations in Letters of Credit for all purposes, unless and until a written notice of the assignment or transfer thereof executed by any such Lender shall have been received by the Agent and become effective pursuant to Section 12.3 hereof.

                 SECTION 11.11.  Successor Agent.

                 The Agent may resign at any time by giving written notice thereof to the Lenders and the Borrower, but such resignation shall not become effective until acceptance by a successor Agent of its appointment pursuant hereto. Upon any such resignation, the retiring Agent shall promptly appoint a successor Agent from among the Lenders, which is sophisticated in entertainment industry lending, provided that such replacement is reasonably acceptable (as evidenced in writing) to the Borrower and the Required Lenders. If no successor agent shall have been so appointed by the retiring Agent and shall have accepted such appointment, within 30 days after the retiring Agent's giving of notice of resignation, the Borrower may appoint a successor agent (which successor may be replaced by the Required Lenders provided that such successor is sophisticated in the entertainment industry lending and reasonably acceptable to the Borrower), which shall be either a Lender or a commercial bank organized under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $250,000,000 and which is sophisticated in entertainment industry lending. Upon the acceptance of any appointment as Agent hereunder by a successor agent, such successor agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged, except for any liabilities incurred prior thereto, from its duties and obligations under this Agreement the other Fundamental Documents and any other credit documentation. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article 11 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.





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                 SECTION 11.12.   Dissemination of Information.

                 The Agent shall deliver to the Lenders copies of (i) all items received from the Borrower pursuant to Section 5.1(e) and Section 5.1(n) and
(ii) any other information received by the Agent pursuant to any provision of this Agreement, copies of which are requested of any Lender.


12.  MISCELLANEOUS

                 SECTION 12.1.    Notices.

                 Notices and other communications provided for herein shall be in writing and shall be delivered or mailed (or if by facsimile, delivered by such equipment) addressed, if to the Agent, the Issuing Bank or Chemical Bank, to it at 270 Park Avenue, New York, New York 10017, Attn: John J. Huber, III, facsimile No. (212) 270-4711 with a copy to CBC-USA, 1800 Century Park East, Suite 400, Los Angeles, CA 90067, Attn: Kenneth R. Wilson or if to a Credit Party to it at 1888 Century Park East, Seventh Floor, Los Angeles, CA 90067,
Attn: John W. Hester, facsimile No. (310) 282-9902, with a copy to James M. Dubin, Paul, Weiss, Rifkind, Wharton & Garrison, 1285 Avenue of the Americas, New York, New York 10019, facsimile No. (212) 757-3990 or to a Lender, to it at its address set forth on the signature page of this Agreement, or such other address as such party may from time to time designate by giving written notice to the other parties hereunder. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the fifth Business Day after the date when sent by registered or certified mail, postage prepaid, return receipt requested, if by mail, or when receipt is acknowledged, if by any other method, in each case addressed to such party as provided in this Section 12.1 or in accordance with the latest unrevoked written direction from such party.





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                 SECTION 12.2.  Survival of Agreement, Representations and
Warranties, etc.

                 All warranties, representations, covenants and agreements made by any of the Credit Parties herein, in any other Fundamental Document or in any certificate or other instrument delivered by it or on its behalf pursuant to this Agreement or any other Fundamental Document shall be considered to have been relied upon by the Lenders, and shall survive the making of the Loans and the issuance of the Letters of Credit herein contemplated and the execution and delivery to the Agent of the Notes regardless of any investigation made by the Agent or the Lenders or on their behalf and shall continue in full force and effect so long as any amount due or to become due hereunder is outstanding and unpaid, so long as the Letter of Credit remains outstanding and so long as any Commitment has not been terminated. All statements in any such certificate or other instrument delivered pursuant to this Agreement or a Fundamental Document shall constitute representations and warranties made by the Credit Parties hereunder.

                 SECTION 12.3. Successors and Assigns; Syndications; Loan Sales; Participations.

                 (a) Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party (provided, however, that neither the Borrower nor any other Credit Party may assign its respective rights or obligations hereunder without the prior written consent of all the Lenders), and all covenants, promises and agreements by or on behalf of the Credit Parties which are contained in this Agreement shall bind and inure to the benefit of the successors and assigns of all such parties.

                 (b) Each of the Lenders may, with the prior written consent of the Agent which consent shall not be unreasonably withheld, assign to one or more banks or other entities (other than a competitor of the Borrower) all or a portion of its interests, rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment, and the same portion of the Loans at the time owing to it, the Notes held by it and its obligations and rights with regard to any Letters of Credit); provided, however, that (i)





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each such assignment shall be of a constant, and not a varying, percentage of all of the assigning Lender's interests, rights and obligations under this Agreement, (ii) the amount of the Commitment of the assigning Lender being assigned pursuant to each such assignment (determined as of the effective date of the Assignment and Acceptance with respect to such assignment delivered to the Agent) shall be (x) in the case of a Lender which has a Term Loan Commitment only, in a minimum amount of $5,000,000 and (y) in the case of any other Lender, in a minimum amount of $10,000,000 and (iii) the parties to each such assignment shall execute and deliver to the Agent, for its acceptance and recording in the Register (as defined below), an Assignment and Acceptance, together with the assigning Lender's original Notes and a processing and recordation fee of $2,500 to be paid to the Agent by the assigning Lender, such fee not to be paid or reimbursed by the Borrower. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall not (unless otherwise agreed to by the Agent) be earlier than five Business Days after the date of acceptance and recording by the Agent, (x) the assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and under the other Fundamental Documents and shall be bound by the provisions hereof and thereof and (y) the assigning Lender thereunder shall, to the extent provided in such Assignment and Acceptance, be relieved of its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of the assigning Lender's rights and obligations under this Agreement, such assigning Lender shall cease to be a party hereto).

                 (c) Notwithstanding the other provisions of this Section 12.3(b), each Lender may at any time make an assignment of its interests, rights and obligations under this Agreement to (i) any Affiliate of such Lender (other than a competitor of the Borrower) or (ii) any other Lender hereunder, provided that after giving effect to such assignment, the assignee's Percentage shall not exceed the Agent's Percentage without the consent of the Agent which consent shall not be unreasonably withheld.

                 (d) By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the assignee





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thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned thereby and that such interest is free and clear of any adverse claim, the assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the other Fundamental Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Fundamental Documents or any other instrument or document furnished pursuant hereto or thereto; (ii) such Lender assignor makes no representation or warranty and assumes no responsibility with respect to the financial condition of any of the Credit Parties or the performance or observance by any of the Credit Parties of any of their obligations under the Fundamental Documents or any other instrument or document furnished pursuant hereto or thereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the most recent financial statements delivered pursuant to Sections 5.1(a) and 5.1(b) (or if none of such financial statements shall have then been delivered, then copies of the financial statements referred to in Section 3.4 hereof) and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee agrees that it will, independently and without reliance upon the Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement or any other Fundamental Document; (v) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement or any other Fundamental Document as are delegated to the Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto; and (vi) such assignee agrees that it will be bound by the provisions of this Agreement and it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

                 (e) The Agent shall maintain at its address at which notices are to be given to it pursuant to Section 12.1 a copy of

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each Assignment and Acceptance and a register for the recordation of the names and addresses of the Lenders and the Commitments of, and principal amount of the Loans owing to, each Lender from time to time (the "Register"). The entries in the Register shall be conclusive, in the absence of manifest error, and the Credit Parties, the Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of the Fundamental Documents. The Register shall be available for inspection by any Credit Party or any Lender at any reasonable time and from time to time upon reasonable prior notice.

                 (f) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an assignee together with the assigning Lender's original Notes and the processing and recordation fee, the Agent shall, if such Assignment and Acceptance has been completed and is in the form of Exhibit G hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt written notice thereof to the Borrower. Within five (5) Business Days after receipt of the notice, the Borrower, at its own expense, shall execute and deliver to the Agent, in exchange for the surrendered Notes, new Notes to the order of such assignee in amounts equal to the Commitment assumed by it pursuant to such Assignment and Acceptance and, if the assigning Lender has retained a Commitment hereunder, new Notes to the order of the assigning Lender in amounts equal to the Commitments retained by it hereunder. Such new Notes shall be in an aggregate principal amount equal to the principal amount of the surrendered Notes, shall be dated the date of the surrendered Notes and shall otherwise be in substantially the forms of Exhibits A-1 and A-2. In addition each Credit Party will promptly, at its own expense, execute such amendments to the Fundamental Documents to which it is a party and such additional documents, and take such other actions as the Agent or the assignee Lender may reasonably request in order to give such assignee Lender the full benefit of the Liens contemplated by the Fundamental Documents and the guaranty contemplated hereby.

                 (g) Each of the Lenders may, without the consent of the Borrower, the Agent or the other Lenders, sell participations to one or more banks or other entities in all or a portion of its rights and obligations under this Agreement (including, without

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limitation, all or a portion of its Commitment, the Loans owing to it and the
Notes held by it); provided, however, that (i) any such Lender's obligations under this Agreement shall remain unchanged, (ii) such participant shall not be granted any voting rights or any right to control the vote of such Lender under this Agreement, except with respect to proposed changes to interest rates, amounts of Commitments, releases of all or substantially all of the Collateral and Pledged Securities, maturity of any Loan and fees (as applicable to such participant), (iii) any such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iv) the participating banks or other entities shall be entitled to the cost protection provisions contained in Sections 2.12, 2.13, and 2.14 and 11.3 hereof but a participant shall not be entitled to receive pursuant to such provisions an amount larger than its share of the amount to which the Lender granting such participation is actually entitled to receive and (v) the Credit Parties, the Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement.

                 (h) Any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 12.3, disclose to the assignee or participant or proposed assignee or participant, any information relating to the Credit Parties; provided that prior to any such disclosure, each such assignee or participant or proposed assignee or participant shall agree in writing to preserve in accordance with
Section 12.16 hereof the confidentiality of any confidential information relating to any Credit Party received from such Lender.

                 (i) The Borrower consents that any Lender may at any time and from time to time pledge or otherwise grant a security interest in any Loan or in any Note evidencing the Loans (or any part thereof) to any Federal Reserve Bank.

                 SECTION 12.4.  Expenses; Documentary Taxes.

                 Whether or not the transactions hereby contemplated shall be consummated, the Borrower agrees to pay all reasonable fees and out-of-pocket expenses incurred by the Agent or Chemical Securities Inc. in connection with, or growing out of, the

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performance of due diligence, the syndication of the credit facility contemplated hereby, the negotiation, preparation, execution, delivery, waiver or modification, administration and enforcement of this Agreement, the Pledged Securities, the Notes and the other Fundamental Documents or any Completion Guaranty for an item of Product, the making of the Loans, the issuance of the Letters of Credit or the Collateral including but not limited to the reasonable out-of-pocket costs and internally allocated charges of audit or field examination of the Agent in connection with the administration of this Agreement, the verification of financial data and the transactions contemplated hereby, and the reasonable fees and disbursements of Morgan, Lewis & Bockius LLP, counsel for the Agent, and any other legal counsel that the Agent shall retain as well as all reasonable out-of-pocket expenses and reasonable allocated costs incurred by the Agent, the Issuing Bank or the Lenders in the enforcement or protection (as distinguished from administration) of the rights and remedies of the Lenders in connection with this Agreement, the other Fundamental Documents, the Letters of Credit or the Notes, or as a result of any transaction, action or non-action arising from any of the foregoing, including but not limited to the reasonable fees and disbursements of any outside counsel for the Agent, the Issuing Bank or the Lenders. Such payments shall be made on the date of execution of this Agreement by the Borrower and thereafter on demand. The Borrower agrees that it shall indemnify the Agent, the Issuing Bank and the Lenders from and hold them harmless against any documentary taxes, assessments or charges made by any Governmental Authority by reason of the execution and delivery of this Agreement, the Notes (excluding Notes executed and delivered solely as a result of an assignment pursuant to
Section 12.3) or the issuance of Letters of Credit. The obligations of the Borrower under this Section shall survive the termination of this Agreement and/or the payment of the Loans and/or the expiration of any Letter of Credit.

                 SECTION 12.5.  Indemnity.

                 The Borrower agrees (a) to indemnify and hold harmless the Agent and the Lenders and their respective directors, officers, employees, trustees and agents and, in addition, in connection with matters relating to the Letters of Credit, the Issuing Bank and its directors, officers, employees and agents (each an "Indemnified Party") (to the full extent permitted by

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Applicable Law) from and against any and all claims, demands, losses, judgments and liabilities (including liabilities for penalties) incurred by any of them as a result of, or arising out of, or in any way related to, or by reason of, any investigation, litigation or other proceeding (whether or not any Lender or the Agent is a party thereto) related to the entering into and/or performance of any Fundamental Document or the use of the proceeds of any Loans hereunder or the issuance of any Letter of Credit or the consummation of any other transactions contemplated in any Fundamental Document, including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation, litigation or other proceeding (but excluding any such losses, liabilities, claims, damages or expenses of an Indemnified Party to the extent incurred by reason of the gross negligence or willful misconduct of the Indemnified Party). If any proceeding, including any governmental investigation, shall be instituted involving any Indemnified
Party, in respect of which indemnity may be sought against the Borrower, such Indemnified Party shall promptly notify the Borrower in writing, and the Borrower shall assume the defense thereof on behalf of such Indemnified Party including the employment of counsel (reasonably satisfactory to such Indemnified Party) and payment of all reasonable expenses. Any Indemnified Party shall have the right to employ separate counsel in any such proceeding and participate in the defense thereof, but the fees and expenses of such separate counsel shall be at the expense such Indemnified party unless (i) the employment of such separate counsel has been specifically authorized by the Borrower or (ii) the named parties to any such action (including any impleaded parties) include such Indemnified Party and the Borrower and such Indemnified Party shall have been advised in writing by counsel to the Agent that an actual conflict of interest exists between such Indemnified Party and the Borrower (in which case the Borrower shall not have the right to assume the defense of such action on behalf of such Indemnified Party). At any time after the Borrower has assumed the defense of any proceeding involving any Indemnified Party in respect of which indemnity has been sought against the Borrower, such Indemnified Party may elect, by written notice to the Borrower, to withdraw its request for indemnity and thereafter the defense of such proceeding shall be maintained by counsel of the Indemnified Party's choosing at the Indemnified Party's expense. The foregoing indemnity agreement includes any reasonable costs

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incurred by an Indemnified Party in connection with any action or proceeding which may be instituted in respect of the foregoing by the Agent or the Issuing Bank or by any other Person either against the Agent, the Issuing Bank or the Lenders or in connection with which any officer or employee of the Agent, the Issuing Bank or the Lenders is called as a witness or deponent, including, but not limited to, the reasonable fees and disbursements of Morgan, Lewis & Bockius LLP, counsel to the Agent and any out-of-pocket costs incurred by the Agent, the Issuing Bank or the Lenders in appearing as a witness or in otherwise complying with legal process served upon them. The obligations of the Borrower under this Section 12.5 shall survive the termination of this Agreement, the payment of the Loans and/or the expiration or termination of any Letter of Credit and shall inure to the benefit of any Person who was a Lender notwithstanding such Person's Assignment of all its Loans and Commitment hereunder.

                 If a Credit Party shall fail to do any act or thing which it has covenanted to do hereunder, under a Fundamental Document or a Completion Guaranty, or any representation or warranty of a Credit Party shall be breached, the Agent may (but shall not be obligated to) do the same or cause it to be done or remedy any such breach and there shall be added to the Obligations hereunder the cost or expense incurred by the Agent in so doing, and any and all amounts expended by the Agent in taking any such action shall be repayable to it upon its demand therefor and shall bear interest at 3% in excess of the Alternate Base Rate from time to time in effect for Revolving Credit Loans from the date advanced to the date of repayment.

                 SECTION 12.6.  CHOICE OF LAW.

                 THIS AGREEMENT AND THE NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE AND, IN THE CASE OF PROVISIONS RELATING TO INTEREST RATES, ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA. EACH LETTER OF CREDIT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OR RULES DESIGNATED IN SUCH LETTER OF CREDIT, OR IF NO SUCH LAWS OR RULES ARE DESIGNATED, THE UNIFORM CUSTOMS AND PRACTICES FOR DOCUMENTARY CREDITS (1993 REVISION), INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NO. 500

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(THE "UNIFORM CUSTOMS") AND, AS TO MATTERS NOT GOVERNED BY THE UNIFORM CUSTOMS,
THE LAWS OF THE STATE OF NEW YORK.

                 SECTION 12.7.  No Waiver.

                 No failure on the part of the Agent, any Lender or the Issuing Bank to exercise, and no delay in exercising, any right, power, privilege or remedy hereunder or under the Notes, any other Fundamental Document or with regard to any Letter of Credit shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power, privilege or remedy preclude any other or further exercise thereof or the exercise of any other right, power, privilege or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.

                 SECTION 12.8.  Extension of Maturity.

                 Should any payment of principal of or interest on the Notes or any other amount due hereunder become due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day (other than the maturity of a Eurodollar Loan if the next Business Day shall fall in the next calendar month, in which case, such maturity shall end on the next preceding Business Day) and, in the case of principal, interest shall be payable thereon at the rate per annum herein specified during such extension.

                 SECTION 12.9.  Amendments; Waivers.

                 No modification, amendment or waiver of any provision of this Agreement, and no consent to any departure by a Credit Party from the provisions of this Agreement, shall in any event be effective unless the same shall be in writing and signed by the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such modification, amendment or waiver shall without the written consent of all the Lenders, (i) increase the Commitment of a Lender; (ii) alter the stated maturity or principal amount of any Loan, or the rate of interest payable thereon, or the maturity or amount of any other payment required to be made under this Agreement; (iii) decrease the Commitment of any Lender; (iv) amend or

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modify any provision of this Agreement which provides for the unanimous consent or approval of the Lenders; (v) amend this Section 12.9 or the definition of Required Lenders; (vi) subordinate the Obligations hereunder to other Indebtedness or subordinate the security interests of the Lenders in the Collateral except as permitted by Section 11.1; (vii) authorize the release of any Collateral or any Pledged Securities, except as permitted by Section 11.1;
(viii) release any Guarantor; or (ix) amend Section 2.12(d), Section 2.12(e) or
Section 12.3(a). No such amendment, modification or waiver may adversely affect the rights and obligations of the Agent hereunder without its prior written consent or the rights and obligations of the Issuing Bank without its prior written consent. No notice to or demand on any Credit Party which is a party hereto shall entitle such Credit Party to any other or further notice or demand in the same, similar or other circumstances. Each holder of a Note shall be bound by any amendment, modification, waiver or consent authorized as provided herein, whether or not a Note shall have been marked to indicate such amendment, modification, waiver or consent and any consent by any holder of a Note shall bind any Person subsequently acquiring a Note, whether or not a Note is so marked.

                 SECTION 12.10.  Severability.

                 Any provision of this Agreement or of the Notes which is invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without invalidating the remaining provisions hereof, and any such invalidity, illegality or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                 SECTION 12.11.  WAIVER OF JURY TRIAL.

                 TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH CREDIT PARTY HEREBY WAIVES, AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE SUBJECT MATTER HEREOF OR ANY FUNDAMENTAL DOCUMENT, IN EACH CASE WHETHER NOW EXISTING OR

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HEREAFTER ARISING OR WHETHER IN CONTRACT OR TORT OR OTHERWISE.  EACH CREDIT
PARTY ACKNOWLEDGES THAT IT HAS BEEN INFORMED BY THE LENDERS THAT THE PROVISIONS OF THIS SECTION 12.11 CONSTITUTE A MATERIAL INDUCEMENT UPON WHICH THE LENDERS HAVE RELIED, ARE RELYING AND WILL RELY IN ENTERING INTO THIS AGREEMENT AND ANY OTHER FUNDAMENTAL DOCUMENT. THE AGENT OR ANY LENDER MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 12.11 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF ANY CREDIT PARTY TO THE WAIVER OF ITS RIGHTS TO TRIAL BY JURY.

                 SECTION 12.12.  SERVICE OF PROCESS.

                 EACH CREDIT PARTY (EACH THE "SUBMITTING PARTY") HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE STATE COURTS OF THE STATE OF NEW YORK AND TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE SUBJECT MATTER HEREOF BROUGHT BY THE AGENT. EACH SUBMITTING PARTY TO THE EXTENT PERMITTED BY APPLICABLE LAW (A) HEREBY WAIVES, AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE, OR OTHERWISE, IN ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH COURTS, ANY CLAIM THAT IT IS NOT SUBJECT PERSONALLY TO THE JURISDICTION OF THE ABOVE-NAMED COURTS, THAT ITS PROPERTY IS EXEMPT OR IMMUNE FROM ATTACHMENT OR EXECUTION, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER OR THAT THIS AGREEMENT OR THE SUBJECT MATTER HEREOF MAY NOT BE ENFORCED IN OR BY SUCH COURT, AND (B) HEREBY WAIVES THE RIGHT TO ASSERT IN ANY SUCH ACTION, SUIT OR PROCEEDING ANY OFFSETS OR COUNTERCLAIMS EXCEPT COUNTERCLAIMS THAT ARE COMPULSORY. EACH SUBMITTING PARTY HEREBY CONSENTS TO SERVICE OF PROCESS BY MAIL AT THE ADDRESS TO WHICH NOTICES ARE GIVEN PURSUANT TO SECTION 12.1. EACH SUBMITTING PARTY AGREES THAT ITS SUBMISSION TO JURISDICTION AND CONSENT TO SERVICE OF PROCESS BY MAIL IS MADE FOR THE EXPRESS BENEFIT OF THE AGENT, THE ISSUING BANK AND THE LENDERS. FINAL JUDGMENT AGAINST ANY SUBMITTING PARTY IN ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE CONCLUSIVE, AND MAY BE ENFORCED IN ANY OTHER JURISDICTION (X) BY SUIT, ACTION OR PROCEEDING ON THE JUDGMENT, A CERTIFIED OR TRUE COPY OF WHICH SHALL BE CONCLUSIVE EVIDENCE OF THE FACT AND THE AMOUNT OF INDEBTEDNESS OR LIABILITY THEREIN DESCRIBED OR (Y) IN ANY OTHER MANNER PROVIDED BY OR PURSUANT TO THE LAWS OF SUCH OTHER JURISDICTION, PROVIDED, HOWEVER, THAT THE AGENT, THE

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ISSUING BANK OR A LENDER MAY AT ITS OPTION BRING SUIT, OR INSTITUTE OTHER
JUDICIAL PROCEEDINGS AGAINST ANY SUBMITTING PARTY OR ANY OF THEIR RESPECTIVE ASSETS IN ANY STATE OR FEDERAL COURT OF THE UNITED STATES OR OF ANY COUNTRY OR PLACE WHERE ANY SUBMITTING PARTY OR SUCH ASSETS MAY BE FOUND.

                 SECTION 12.13.  Headings.

                 Section headings used herein and the Table of Contents are for convenience only and are not to affect the construction of, or be taken into consideration in interpreting, this Agreement.

                 SECTION 12.14.  Execution in Counterparts.

                 This Agreement may be executed in any number of counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same instrument.

                 SECTION 12.15.  Termination of Agreement.

                 Except for the provisions of this Agreement and the Fundamental Documents which by their terms survive the termination of this Agreement and the Fundamental Documents, this Agreement, each Fundamental Document, the security interest granted pursuant to Article 8 and the guaranty pursuant to Article 9 shall terminate when all the Obligations shall have been fully paid and performed and any amounts owing to any Guarantor pursuant to such Guarantor's rights of subrogation are paid in full, the Commitments (including any commitment to issue any Letter of Credit) shall have terminated and all Letters of Credit shall have expired or been terminated or cancelled.

                 SECTION 12.16.  Confidentiality.

                 Each of the Lenders understands that the information furnished to it pursuant to this Agreement will be received by it prior to the time that such information shall have been made public, and each of the Lenders hereby agrees that it will keep, and will direct its officers and employees to keep, all the information provided to it pursuant to this Agreement confidential prior to its becoming public (through publication

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other than as a result of action by one of the Lenders in violation of this Section 12.16) except that Lenders shall be permitted to disclose such information (i) to officers, directors, employees, representatives, agents, auditors, consultants, advisors, lawyers and affiliates of such Lender, in the ordinary course of business who have been made aware of the confidential nature of the information; (ii) to such officers, directors, employees, agents and representatives of a prospective assignee or participant as need to know such information in connection with the evaluation of a possible participation in the Loans hereunder (who agrees in writing to be bound by this provision will be informed of the confidential nature of the material); (iii) as required by Applicable Law, or pursuant to subpoenas or other legal process, or as requested by governmental agencies and examiners or to others and the right of the Lenders to use such information in proceedings to enforce their rights and remedies hereunder or under any other Fundamental Document or in any proceeding against the Lenders in connection with this Agreement or under any other Fundamental Document or the transactions contemplated hereunder; (iv) to the extent such information (A) becomes publicly available other than as a result of a breach of this Agreement or (B) becomes available to a Lender or a participant on a non-confidential basis, not in breach of any agreement or other obligation to the Borrower, from a source other than the Borrower; (v) to the extent the Borrower shall have consented to such disclosure in writing;
(vi) to any corporation controlled by a Lender or a Lender's participant or under common control with a Lender or a Lender's participant in connection with the sale of a participation by such Lender or participant to such other corporation provided such transferee agrees in writing to be bound by this provision; or (vii) in accordance with Section 12.3(h) herein.

                 SECTION 12.17.  Subordination of Intercompany Advances.

                 (a) Each Credit Party hereby agrees that any Indebtedness or other intercompany receivables or advances of any other Credit Party, directly or indirectly, in favor of such Credit Party of whatever nature at any time outstanding shall be completely subordinate in right of payment to the prior payment in full of the Obligations, and that no payment on any such Indebtedness shall be made (i) except intercompany receivables and advances permitted pursuant to the terms hereof may be repaid

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in the ordinary course of business so long as no Default or Event of Default, shall have occurred and be continuing and (ii) except as specifically consented to by all the Lenders in writing, until the prior payment in full of all Obligations and termination of the Commitment.

                 (b) In the event that any payment or any such Indebtedness shall be received by such Credit Party other than as permitted by
Section 12.17(a) before payment in full of all Obligations and termination of the Commitment, such Credit Party shall receive such payments and hold the same in trust for, and shall immediately pay over to, the Agent on behalf of the Lenders all such sums to the extent necessary so that the Lenders shall have been paid all Obligations owed or which may become owing.


                 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and the year first written.

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                                       BORROWER:

                                       ORION PICTURES CORPORATION



                                       By: /s/ Leonard White
                                          ----------------------------
                                          Name: Leonard White
                                          Title: President & Chief
                                                 Executive Officer


                                       GUARANTORS:

                                       BRIGHTON PRODUCTIONS, INC.
                                       BUCKMINSTER MUSIC LIMITED
                                       DONNA MUSIC PUBLICATIONS
                                       F.P. PRODUCTIONS
                                       MUSICWAYS, INC.
                                       OPC MUSIC PUBLISHING, INC.
                                       ORION HOME ENTERTAINMENT
                                                 CORPORATION
                                       ORION MUSIC PUBLISHING, INC.
                                       ORION PICTURES DISTRIBUTION
                                                 (CANADA) INC.
                                       ORION PICTURES DISTRIBUTION
                                                 CORPORATION
                                       ORION PRODUCTIONS, INC.
                                       ORION TV PRODUCTIONS, INC.



                                       By: /s/ Leonard White
                                          ----------------------------
                                          Name: Leonard White
                                          Title: President & Chief
                                                 Executive Officer
                                          As Authorized Signature of
                                          Each of the Foregoing


                                       MCEG STERLING ENTERTAINMENT
                                       MCEG STERLING PRODUCTIONS
                                       MCEG STERLING DEVELOPMENT
                                       MCEG STERLING COMPUTER
                                                 SERVICES

                                       MCEG STERLING ADMINISTRATIONS



                                       By: /s/ John W. Hyde
                                          ----------------------------
                                          Name: John W. Hyde
                                          Title: President & Chief
                                                 Executive Officer
                                          As Authorized Signature of
                                          Each of the Foregoing
                                       LENDERS:

                                       CHEMICAL BANK



                                       By: /s/ John J. Huber
                                          ----------------------------
                                          Name:  John J. Huber III
                                          Title: Managing Director

                                       AMSOUTH BANK OF ALABAMA



                                       By: /s/ Samuel M. Tortorici
                                          ----------------------------
                                          Name:  Samuel M. Tortorici
                                          Title: Senior Vice President

                                       THE BANK OF CALIFORNIA, N.A.



                                       By: /s/ Anna Bagdasarian
                                          ----------------------------
                                          Name:  Anna Bagdasarian
                                          Title: Vice President/Manager

                                       THE BANK OF NEW YORK



                                       By: /s/ Wade E. Layton
                                          ----------------------------
                                          Name:  Wade E. Layton
                                          Title: Vice President

                                       BANQUE FRANCAISE DU COMMERCE
                                       EXTERIEUR



                                       By: /s/ Daniel Touffu
                                          -------------------------------
                                          Name:  Daniel Touffu
                                          Title: First Vice President and
                                                 Regional Manager


                                       By: /s/ Henry Lee
                                          -------------------------------
                                          Name:  Henry Lee
                                          Title: Assistant Vice President

                                       DE NATIONALE INVESTERINGSBANK, N.V.



                                       By: /s/ Eric H. Snaterse
                                          -----------------------------
                                          Name:  Eric H. Snaterse
                                          Title: General Manager


                                       By: /s/ Lars van't Hoenderdaal
                                          -----------------------------
                                          Name:  Lars van't Hoenderaal
                                          Title: Senior Account Manager

                                       THE FIRST NATIONAL BANK OF BOSTON



                                       By: /s/ Reginald T. Dawson
                                          ----------------------------
                                          Name:  Reginald T. Dawson
                                          Title: Director

                                       IMPERIAL BANK



                                       By: /s/ Patrick Jack Lee
                                          -------------------------------
                                          Name:  Patrick Jack Lee
                                          Title: Assistant Vice President

                                       PILGRIM PRIME RATE TRUST



                                       By: /s/ Kathleen Lenarcic
                                          -----------------------------
                                          Name:  Kathleen Lenarcic
                                          Title: Assistant Portfolio
                                                 Manager

                                       PRIME INCOME TRUST



                                       By: /s/ Rafael Scolari
                                          ----------------------------
                                          Name:  Rafael Scolari
                                          Title:

                                       PROTECTIVE LIFE INSURANCE
                                       COMPANY



                                       By: /s/ Mark K. Okada
                                          ----------------------------
                                          Name:  Mark K. Okada CFA
                                          Title: Principal Protective
                                                 Asset Management Co.

                                       THE SUMITOMO TRUST & BANKING
                                       CO., LTD., NEW YORK BRANCH



                                       By: /s/ Suraj P. Bhatia
                                          ----------------------------
                                          Name:  Suraj P. Bhatia
                                          Title: Senior Vice President
                                                 Manager, Corporate
                                                 Finance Dept.

                                       VAN KAMPEN MERRITT PRIME RATE
                                       INCOME TRUST



                                       By: /s/ Jeffrey W. Maillet
                                          ------------------------------
                                          Name:  Jeffrey W. Maillet
                                          Title: Senior Vice President -
                                                 Portfolio Manager

                                       SENIOR DEBT PORTFOLIO
                                       By: Boston Management and Research,
                                       as Investment Advisor



                                       By: /s/ Barbara Campbell
                                          --------------------------------
                                          Name:  Barbara Campbell
                                          Title: Assistant Treasurer

                                       MERRILL LYNCH SENIOR FLOATING RATE
                                       FUND, INC.



                                       By: /s/ R. Douglas Henderson
                                          --------------------------------
                                          Name:  R. Douglas Henderson
                                          Title: Authorized Signatory

                                       MERRILL LYNCH PRIME RATE PORTFOLIO
                                       By: Merrill Lynch Asset Management,
                                       L.P., as Investment Advisor


                                       By: /s/ R. Douglas Henderson
                                          --------------------------------
                                          Name:  R. Douglas Henderson
                                          Title: Authorized Signatory

                                                                     EXHIBIT A-1

                         FORM OF REVOLVING CREDIT NOTE


$                                                         New York, New York
                                                          as of November 1, 1995


                 FOR VALUE RECEIVED, ORION PICTURES CORPORATION, A Delaware corporation (the "Obligor"), DOES HEREBY PROMISE TO PAY to the order of [INSERT NAME OF LENDER] (the "Lender") at the office of Chemical Bank at 270 Park Avenue, New York, New York 10017-2070, in lawful money of the United States of America in immediately available funds, the principal amount of ________ DOLLARS ($______), or the aggregate unpaid principal amount of all Revolving Credit Loans (as defined in the Credit Agreement referred to below) made by the Lender to the Obligor pursuant to said Credit Agreement, whichever is less, on such date or dates as is required by said Credit Agreement, and to pay interest on the unpaid principal amount from time to time outstanding hereunder, in like money, at such office and at such times as set forth in Section 2.15 of said Credit Agreement.

                 The Obligor and any and all sureties, guarantors and endorsers of this Note and all other parties now or hereafter liable hereon severally waive grace, demand, presentment for payment, protest, notice of any kind (including, but not limited to, notice of dishonor, notice of protest, notice of intention to accelerate or notice of acceleration) and diligence in collecting and bringing suit against any party hereto and agree to the extent permitted by applicable law (i) to all extensions and partial payments, with or without notice, before or after maturity, (ii) to any substitution, exchange or release of any security now or hereafter given for this Note, (iii) to the release of any party primarily or secondarily liable hereon, and (iv) that it will not be necessary for any holder of this Note, in order to enforce payment of this Note, to first institute or exhaust such holder's remedies against the Obligor or any other party liable hereon or against any security for this Note. The nonexercise by the holder of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

                 This Note is one of the Revolving Credit Notes referred to in that certain Credit, Security and Guaranty Agreement dated as of November 1, 1995 (as the same may be amended, supplemented or otherwise modified, renewed or replaced from time to time, the "Credit Agreement"), among the Obligor, the Guarantors referred to therein, the Lenders referred to therein and Chemical Bank as Agent and as Issuing Bank, and is entitled to the benefits of, and is secured by the security interests granted in the Credit Agreement and the other security documents and guarantees referred to and described therein, which among other things, contains provisions for optional and mandatory prepayment and for acceleration of the maturity hereof upon the occurrence of certain events, all as provided in the Credit Agreement.

                 THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK.



                                           ORION PICTURES CORPORATION



                                           By:
                                               -----------------------------
                                               Name:
                                               Title:

                              [LAST PAGE OF NOTE]

                                                                             Unpaid               Name of
                                                                             Principal            Person
                                                            Payments         Balance              Making
Date             Amount of Loan            Principal        Interest         of Note              Notation
----             --------------            ---------        --------         ---------            --------

                                                                     EXHIBIT A-2


                               FORM OF TERM NOTE


$__________                                               New York, New York
                                                          as of November 1, 1995


                 FOR VALUE RECEIVED, ORION PICTURES CORPORATION, a Delaware corporation (the "Obligor"), DOES HEREBY PROMISE TO PAY to the order of [INSERT NAME OF LENDER] (the "Lender") at the office of Chemical Bank at 270 Park Avenue, New York, New York 10017-2070, in lawful money of the United States of America in immediately available funds, the principal amount of ___________ DOLLARS ($__________), or such lesser amount as shall then constitute the Lender's percentage of the Term Loan (as defined in the Credit Agreement referred to below) made by the Lender to the Obligor pursuant to said Credit Agreement, on such date or dates as is required by said Credit Agreement, and to pay interest on the unpaid principal amount from time to time outstanding hereunder, in like money, at such office, as set forth in Section 2.15 of said Credit Agreement.

                 The Obligor and any and all sureties, guarantors and endorsers of this Note and all other parties now or hereafter liable hereon severally waive grace, demand, presentment for payment, protest, notice of any kind (including, but not limited to, notice of dishonor, notice of protest, notice of intention to accelerate or notice of acceleration) and diligence in collecting and bringing suit against any party hereto and agree to the extent permitted by applicable law (i) to all extensions and partial payments, with or without notice, before or after maturity, (ii) to any substitution, exchange or release of any security now or hereafter given for this Note, (iii) to the release of any party primarily or secondarily liable hereon, and (iv) that it will not be necessary for any holder of this Note, in order to enforce payment of this Note, to first institute or exhaust such holder's remedies against the Obligor or any other party liable therefor or against any security for this Note. The nonexercise by the holder of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

                 This Note is one of the Term Notes referred to in that certain Credit, Security and Guaranty Agreement dated as of November 1, 1995 (as the same may be amended, supplemented or otherwise modified, renewed or replaced from time to time, the "Credit Agreement"), among the Obligor, the Corporate Guarantors referred to therein, the Lenders referred to therein, and Chemical Bank as Agent and as Fronting Bank, and is entitled to the benefits of and is secured by the security interests granted in the Credit Agreement and the other security documents referred to and described therein, which among other things contains provisions for optional and mandatory prepayment, and for acceleration of the maturity hereof upon the occurrence of certain events, all as provided in the Credit Agreement.


                 THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK.


                                           ORION PICTURES CORPORATION


                                           By ____________________________
                                              Name:
                                              Title:

                              [LAST PAGE OF NOTE]



                                                                                  Unpaid              Name of
                                                                                  Principal           Person
                                                       Payments                   Balance             Making
Date            Amount of Loan               Principal         Interest           of Note             Notation
----            --------------               ---------         --------           ---------           --------

                                                                     EXHIBIT B-1


                      FORM OF COPYRIGHT SECURITY AGREEMENT


                 WHEREAS, Orion Pictures Corporation, a Delaware corporation ("Parent") and each Subsidiary of Parent whose name appears at the foot hereof (collectively the "Grantors") hold certain copyrights and rights under copyright with respect to certain movies-of-the-week, television series, motion pictures, films, videotapes or other programs produced for television release or for release in any other medium, shown on network, free and cable, pay and/or other television medium (including, without limitation, first-run syndication) in each case whether recorded on film, videotape, cassette, cartridge, disc or on or by any other means, method, process or device whether now owned or hereafter developed, including, without limitation, those United States copyright registrations listed on Schedule 1 hereto (the "Product");

                 WHEREAS, the Grantors are parties to a Credit, Security and Guaranty Agreement dated as of November 1, 1995, as the same may be amended, supplemented or otherwise modified, renewed or replaced from time to time be amended (the "Credit Agreement"), among the Grantors, the Lenders named therein (the "Lenders"), and Chemical Bank as Agent and as Issuing Bank;

                 WHEREAS, pursuant to the terms of the Credit Agreement, the Grantors granted to the Agent (for the benefit of the Lenders) a security interest in all of the personal property of the Grantors including all right, title and interest of the Grantors in, to and under any copyright or copyright license whether now existing or hereafter arising or acquired, and all proceeds thereof to secure the payment of the Obligations (as such term is defined in the Credit Agreement);

                 NOW THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, Grantors do, as security for the Obligations, hereby grant to the Agent (for the benefit of the Lenders) a continuing security interest in all the Grantors' right, title and interest in and to each and every item of Product, the scenario, screenplay or script upon which an item of Product is based, all of the properties thereof, tangible and intangible, and all domestic and foreign copyrights and all other rights therein and thereto, of every kind and character, whether now in existence or hereafter to be made or produced, and whether or not in possession of such Grantors, including with respect to each and every item of Product and without limiting the foregoing language, each and all of the following particular rights and properties (to the extent they are owned or hereafter created or acquired by Grantors):

                           (i) all scenarios, screenplays and/or scripts at every stage thereof;

                           (ii) all common law and/or statutory copyright and other rights in all literary and other properties (hereinafter called "said literary properties") which form the basis of the item of Product and/or which are or will be incorporated into the item of Product, all component parts of the item of Product consisting of said literary and other properties, all motion picture rights in and to the story, all treatments of said story and other literary material, together with all preliminary and final screenplays used and to be used in connection with the item of Product, and all other literary material upon which the item of Product is based or from which it is adapted;

                           (iii) all motion picture rights in and to all music and musical compositions used and to be used in the item of Product, including, without limitation, all rights to record, rerecord, produce, reproduce or synchronize all of said music and musical compositions in and in connection with motion pictures;

                           (iv) all tangible personal property relating to each item of Product, including, without limitation, all exposed film, developed film, positives, negatives, prints, positive prints, answer prints, special effects, preparing materials (including interpositives, duplicate negatives, internegatives, color reversals, intermediates, lavenders, fine grain master prints and matrices, and all other forms of pre-print elements), sound tracks, cutouts, trims and any and all other physical properties of every kind and nature relating to such item of Product, whether in completed form or in some state of completion, and all masters, duplicates, drafts, versions, variations and copies of each thereof, in all formats whether on film, videotape, disk or otherwise and all music sheets and promotional materials relating to such item of Product (collectively, the "Physical Materials");

                           (v)   all collateral, allied, subsidiary and
                 merchandising rights appurtenant or related to each item of Product including, without limitation, the following rights: all rights to produce remakes or sequels to each item of Product based upon each item of Product, said literary properties or the theme of each item of Product and/or the text or any part of said literary properties; all rights throughout the world to broadcast, transmit and/or reproduce by means of television (including commercially sponsored, sustaining and subscription or "pay" television) or by any process analogous thereto, now known or hereafter devised, each item of Product or any remake or sequel to such item of Product; all rights to produce primarily for television or similar use a motion picture or series of motion pictures, by use of film or any other mechanical recording device now known or hereafter devised, based upon each item of Product, said literary properties or any part thereof, including, without limitation, all properties based upon any script, scenario or the like used in each item of Product; all merchandising rights including, without limitation, all rights to use, exploit and license others to use and exploit any and all commercial tieups of any kind arising out of or connected with said literary properties, each item of Product, the title or titles of each item of Product, the characters of each item of Product or said literary properties and/or the names or characteristics of said characters and including further, without limitation, any and all commercial exploitation in connection with or related to each item of Product, any remake or sequel thereof and/or said literary properties;

                           (vi)  all statutory copyrights, domestic and
                 foreign, obtained or to be obtained on the initial item of Product, together with any and all copyrights obtained or to be obtained in connection with each item of Product or any underlying or component elements of such item of Product, including, without limitation, all copyrights on the property described in subparagraphs (i) through (v) inclusive, of this paragraph, together with the right to copyright and all rights to renew or extend such copyrights and the right to sue for past, present and future infringements of copyright;

                           (vii) all insurance policies connected with each item of Product and all proceeds which may be derived therefrom;

                           (viii) all rights to distribute, sell, rent, license the exhibition of and otherwise exploit and turn to account each item of Product, the negatives, sound tracks, prints and motion picture rights in and to said story, other literary material upon which each item of Product is based or from which it is adapted, and said music and musical compositions used or to be used in each item of Product;

                           (ix) any and all sums, proceeds, money, products, profits or increases, including money profits or increases (as those terms are used in the New York Uniform Commercial Code (the "UCC") or otherwise) or other property obtained or to be obtained from the distribution, exhibition, sale or other uses or dispositions of each item of Product or any part of each item of Product, including, without limitation, all proceeds, profits, products and increases, whether in money or otherwise, from the sale, rental or licensing of each item of Product and/or any of the elements of each item of Product including from collateral, allied, subsidiary and merchandising rights;

                           (x) the dramatic, nondramatic, stage, television, radio and publishing rights, title and interest in and to each item of Product, and the right to obtain copyrights and renewals of copyrights therein;

                           (xi) the title of each item of Product and all rights of such Grantor to the use thereof, including, without limitation, rights protected pursuant to trademark, service mark, unfair competition and/or the rules and principles of law and of any other applicable statutory, common law, or other rule or principle of law;

                           (xii) any and all contract rights and/or chattel paper which may arise in connection with each item of Product;

                           (xiii) all accounts and/or other rights to payment
                 which such Grantor presently owns or which may arise in favor of such Grantor in the future, including, without limitation, any refund under a completion guaranty, all accounts and/or rights to payment due from exhibitors in connection with the distribution of each item of Product, and from exploitation of any and all of the collateral, allied, subsidiary, merchandising and other rights in connection with each item of Product;

                           (xiv) any and all "general intangibles" (as that term is defined in the UCC) not elsewhere included in this definition, including, without limitation, any and all general intangibles consisting of any right to payment which may arise in the distribution or exploitation of any of the rights set out herein, and any and all general intangible rights in favor of such Grantor or the Lenders for services or other performances by any third parties, including actors, writers, directors, individual producers and/or any and all other performing or nonperforming artists in any way connected with each item of Product, any and all general intangible rights in favor of such Grantor or the Lenders relating to licenses of sound or other equipment, licenses for photographic or other process, and all general intangibles related to the distribution or exploitation of each item of Product including general intangibles related to or which grow out of the exhibition of each item of Product and the exploitation of any and all other rights in each item of Product set out in this definition;

                           (xv) any and all goods including inventory (as that term is defined in the UCC) which may arise in connection with the creation, production or delivery of each item of Product and which goods pursuant to any production or distribution agreement or otherwise are owned by such Grantor;

                           (xvi) all and each of the rights, regardless of denomination, which arise in connection with the creation, production, completion of production, delivery, distribution, or other exploitation of each item of Product, including, without limitation, any and all rights in favor of such Grantor, the ownership or control of which are or may become necessary in the opinion of the Agent, in order to complete production of each item of Product in the event that the Agent exercises any rights it may have to take over and complete production of each item of Product;

                           (xvii)   any and all documents issued by any
                 pledgeholder or bailee with respect to each item of Product, the negatives, sound tracks or prints (whether or not in completed form) with respect thereto;

                           (xviii)  any and all production accounts or other
                 bank accounts established by such Grantor with respect to such item of Product;

                           (xix) any and all rights of such Grantor under contracts relating to the production of each item of Product; and

                           (xx) any and all rights of such Grantor under any agreement entered into by such Grantor pursuant to which such Grantor has licensed, leased, assigned or sold distribution or other exploitation rights to any item of Product in any media or territory to an unaffiliated person.

                 Each of the Grantors agrees that if any person, firm or corporation shall do or perform any acts which the Agent believes constitute a copyright infringement of the photoplay or of any of the literary, dramatic or musical material contained in the Product, or constitute a plagiarism, or violate or infringe any right of any Grantor or the Lenders therein or if any person, firm or corporation shall do or perform any acts which the Agent believes constitute an unauthorized or unlawful distribution, exhibition, or use thereof, then and in any such event, upon 30 days' prior written notice to such Grantor, while an Event of Default is continuing, the Agent may and shall have the right to take such steps and institute such suits or proceedings as the Agent may deem advisable or necessary to prevent such acts and conduct and to secure damages and other relief by reason thereof, and to generally take such steps as may be advisable or necessary or proper for the full protection of the rights of the parties. The Agent may take such steps or institute such suits or proceedings in its own name or in the name of such Grantor or in the names of the parties jointly.

                 This Copyright Security Agreement is made for collateral purposes only. This security interest is granted in conjunction with the security interests granted to the Agent (for the benefit of the Lenders) pursuant to the Credit Agreement. The parties do hereby further acknowledge and affirm that the rights and remedies of the Agent (for the benefit of the Lenders) with respect to the security interest made and granted hereby are more fully set forth in the Credit Agreement, and are subject to the limitations (including certain rights of quiet enjoyment in favor of licensees) set forth in the Credit Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

                 THIS COPYRIGHT SECURITY AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK.

                 IN WITNESS WHEREOF, the Grantors have caused this Copyright Security Agreement to be duly executed by its officer thereunto duly authorized as of November 1, 1995.

                                    ORION PICTURES CORPORATION
                                    BRIGHTON PRODUCTIONS, INC.
                                    BUCKMINSTER MUSIC LIMITED
                                    DONNA MUSIC PUBLICATIONS
                                    F.P. PRODUCTIONS
                                    MUSICWAYS, INC.
                                    OPC MUSIC PUBLISHING, INC.
                                    ORION HOME ENTERTAINMENT
                                      CORPORATION
                                    ORION MUSIC PUBLISHING, INC.
                                    ORION PICTURES DISTRIBUTION
                                      (CANADA) INC.
                                    ORION PICTURES DISTRIBUTION
                                      CORPORATION
                                    ORION PRODUCTIONS, INC.
                                    ORION TV PRODUCTIONS, INC.


                                    By _____________________________
                                       Name:
                                       Title:

                                       Address: 1888 Century Park East
                                                Los Angeles, CA 90067

                                    MCEG STERLING ENTERTAINMENT
                                    MCEG STERLING PRODUCTIONS
                                    MCEG STERLING DEVELOPMENT
                                    MCEG STERLING COMPUTER SERVICES
                                    MCEG STERLING ADMINISTRATIONS


                                    By _____________________________
                                       Name:
                                       Title:

                                       Address: 1888 Century Park East
                                                Los Angeles, CA 90067
Accepted:

CHEMICAL BANK, individually
  and as Agent

By:_______________________
   Name:
   Title:
                                     - 9 -

STATE OF                  )
                          :   ss.:
COUNTY OF                 )


         On the ____ day of __________, in the year 1995, before me personally came _____________________, to me known, who, being by me sworn, did say that he resides at ________________________; that he is an Authorized Signatory of Orion Pictures Corporation, Brighton Productions, Inc., Buckminster Music Limited, Donna Music Publications, F.P. Productions, Musicways, Inc., OPC Music Publishing, Inc., Orion Home Entertainment Corporation, Orion Music Publishing, Inc., Orion Pictures Distribution (Canada) Inc., Orion Pictures Distribution Corporation, Orion Productions, Inc. and Orion TV Productions, Inc., which corporations are described in, and which corporations executed the above instrument, and that he signed his name by order of the Board of Directors of each of said corporations.



                                  ___________________________________
                                              Notary Public

STATE OF                  )
                          :   ss.:
COUNTY OF                 )


         On the ____ day of __________, in the year 1995, before me personally came _____________________, to me known, who, being by me sworn, did say that he resides at ________________________; that he is an Authorized Signatory of MCEG Sterling Entertainment, MCEG Sterling Productions, MCEG Sterling Development, MCEG Sterling Computer Services and MCEG Sterling Administrations, which corporations are described in, and which corporations executed the above instrument, and that he signed his name by order of the Board of Directors of each of said corporations.



                                  ___________________________________
                                               Notary Public

                                                         SCHEDULE 1 to Copyright
                                                              Security Agreement



Title                     Registration No.         Date of Registration
-----                     ----------------         --------------------

                                                                     EXHIBIT B-2


                                   FORM OF
                 SUPPLEMENT NO. __ TO THE COPYRIGHT SECURITY
                    AGREEMENT DATED AS OF NOVEMBER 1, 1995



                 WHEREAS, ORION PICTURES CORPORATION, a Delaware corporation (the "Grantor") is party to a Credit, Security and Guaranty Agreement dated as of November 1, 1995 (as such agreement may be amended, supplemented or otherwise modified, renewed or replaced from time to time, the "Credit Agreement") among the Grantor, the Corporate Guarantors referred to therein, the Lenders referred to therein and Chemical Bank as Agent and as Issuing Bank;

                 WHEREAS, pursuant to the terms of the Credit Agreement, the Grantor has granted to the Agent (for the benefit of the Lenders) a security interest in all right, title and interest of the Grantor in and to all personal property, whether now owned, presently existing or hereafter acquired or created, including, without limitation, all right, title and interest of the Grantor in, to and under any item of Product being used herein as defined in the Copyright Security Agreement referred to below) and any copyright or copyright license, whether now existing or hereafter arising, acquired or created, and all proceeds thereof or income therefrom, to secure the payment and performance of the Obligations (such term being used herein as defined in the Credit Agreement) pursuant to the Credit Agreement;

                 WHEREAS, the Grantor is a party to a Copyright Security Agreement, dated as of November 1, 1995 (as the same has been, or may hereafter be, amended or supplemented from time to time, the "Copyright Security Agreement"), pursuant to which the Grantor has granted to the Agent (for the benefit of the Lenders), as security for the Obligations, a continuing security interest in all of the Grantor's right, title and interest in and to all personal property, tangible and intangible, wherever located or situated and whether now owned, presently existing or hereafter acquired or created, including but not limited to, all goods, accounts, instruments, intercompany obligations, contract rights, documents, chattel paper, general intangibles, equipment, machinery, inventory, copyrights, trademarks, trade names, insurance proceeds, cash, bank accounts and the securities pledged to the Agent (for the benefit of the Lenders) pursuant to the Credit Agreement, and any proceeds thereof or income therefrom, further including but not limited to, all of the Grantor's right, title and interest in and to each and every item of Product the scenario, screenplay or script upon which an item of Product is based, all of the properties thereof, tangible and intangible, and all domestic and foreign copyrights and all other rights therein and thereto, of every kind and character, whether now in existence or hereafter to be made or produced, and whether or not in possession of the Grantor, all as more fully set forth in the Copyright Security Agreement;

                 WHEREAS, the Grantor has acquired or created additional items of Product since the date of execution of the Copyright Security Agreement and the most recent Supplement thereto and holds certain additional copyrights and rights under copyright with respect to items of Product;

                 WHEREAS, Schedule 1 to the Copyright Security Agreement does not reflect (i) item(s) of Product acquired or created by the Grantor since the date of execution of the Copyright Security Agreement and the most recent Supplement thereto or (ii) all the copyrights and rights under copyright held by the Grantor;

                 THEREFORE,

                 A. The Grantor does hereby grant to the Agent (for the benefit of the Lenders), as security, a continuing security interest in and to all of the Grantor's right, title and interest in and to each and every item of Product being added to Schedule 1 to the Copyright Security Agreement pursuant to paragraph (b) below, the scenario, screenplay or script upon which such item of Product is based, all of the properties thereof, tangible and intangible, and all domestic and foreign copyrights and all other rights therein and thereto, of every kind and character, whether now in existence or hereafter to be made or produced, and whether or not in possession of the

         Grantor, all as contemplated by, and as more fully set forth in, the Copyright Security Agreement.

                 B. Schedule 1 to the Copyright Security Agreement is hereby supplemented, effective as of the date hereof, so as to reflect all of the copyrights and rights under copyright with respect to the item(s) of Product in and to which the Grantor has granted a continuing security interest to the Agent (for the benefit of the Lenders) pursuant to the terms of the Copyright Security Agreement and the Credit Agreement. The following item(s) of Product and copyright information are hereby added to Schedule 1 to the Copyright Security
         Agreement:

                                                              Date of
Title                     Registration No.                  Registration
-----                     ----------------                  ------------




                 Except as expressly supplemented hereby, the Copyright Security Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Copyright Security Agreement, the terms "Agreement", "this Agreement", "this Copyright Security Agreement", "herein", "hereafter", "hereto", "hereof" and words of similar import, shall, unless the context otherwise requires, mean the Copyright Security Agreement as supplemented by this Supplement.

                 Except as expressly supplemented hereby, the Copyright Security Agreement, all documents contemplated thereby and any previously executed Supplements thereto, are each hereby confirmed and ratified by the Grantor.

                 The execution and filing of this Supplement, and the addition of the item(s) of Product set forth herein to Schedule 1 to the Copyright Security Agreement are not intended by the parties to derogate from, or extinguish, any of the Agent's rights or remedies under (i) the Copyright Security Agreement and/or any agreement, amendment or supplement thereto or any other instrument executed by the Grantor and heretofore recorded or submitted for recording in the U.S. Copyright Office or (ii) any financing statement, continuation statement, deed or charge or other instrument executed by the Grantor and heretofore filed in any state or country in the United States of America or elsewhere.

                 IN WITNESS WHEREOF, the Grantor has caused this Supplement No. ___ to the Copyright Security Agreement to be duly executed by its duly authorized officer as of _____________, ____.

                                           ORION PICTURES CORPORATION


                                           By:__________________________
                                              Name:
                                              Title:

STATE OF ______________ )
                               :  ss.:
COUNTY OF _____________ )

                 On this the ___ day of __________, ____, before me, ________________________________, the undersigned Notary Public, personally appeared _________________________________________,
                 [  ] personally known to me,

                 [ ] proved to me on the basis of satisfactory evidence, to be the _________________________ of the corporation known as Orion Pictures Corporation who executed the foregoing instrument on behalf of the corporation, and acknowledged that such corporation executed it pursuant to a resolution of its Board of Directors.

                 WITNESS my hand and official seal.


                         ______________________________
                                 Notary Public

                                                                     EXHIBIT C-1


              FORM OF PLEDGEHOLDER AGREEMENT (UNCOMPLETED PRODUCT)


                                        AGREEMENT dated as of ________________,
                               ____ (the "Agreement") among (i) [INSERT NAME OF LABORATORY] (ii) [INSERT NAME OF EACH CREDIT PARTY WHO HAS CONTROL OVER THE PHYSICAL ELEMENTS OF THE COLLATERAL] (collectively referred to herein as the "Producer(s)"), (iii) [INSERT NAME OF COMPLETION GUARANTOR] (the "Completion Guarantor") and (iv) Chemical Bank, as agent for the Lenders referred to in the Credit Agreement hereinafter defined (the "Agent").


                 Pursuant to the Credit, Security and Guaranty Agreement dated as of November 1, 1995, among Orion Pictures Corporation (the "Borrower"), the guarantors referred to therein, the lenders referred to therein (the "Lenders") and the Agent (as the same may be amended, supplemented or otherwise modified, renewed or replaced from time to time, the "Credit Agreement"), the Lenders have agreed, subject to the terms and conditions set forth in the Credit Agreement, to make loans to the Borrower in connection with, among other things, the acquisition, production and distribution of the Product (as hereinafter defined); and the Producer(s) have granted to the Agent for the benefit of the Lenders a security interest in, among other things, all of their right, title and interest in and to the [DESCRIBE NATURE OF PRODUCT, I.E. THEATRICAL MOTION PICTURE, MOVIE-OF-THE-WEEK, ETC.] currently entitled "[INSERT THE NAME OF THE PRODUCT]" (hereinafter called the "Product") as security for various obligations of the Producer(s) to the Lenders. Such security interest covers, among other things, all physical properties of every kind or nature of, or relating to, the Product and all versions thereof, including, without limitation, exposed film, developed film, positives, negatives, prints, positive prints, answer prints, special effects, preparing materials (including interpositives, duplicate negatives, internegatives, color reversals, intermediates, lavenders, fine grain master prints and matrices, and all other forms of pre-print elements), sound tracks, cutouts, trims and any and all other physical properties of every kind and nature of, or relating to, the Product, whether in completed form or in some state of completion, and all masters, duplicates, drafts, versions, variations and copies of each thereof, in all formats whether on film, videotape, disk or otherwise and all music sheets and promotional materials relating to the Product all of the foregoing items being hereinafter collectively called the "Collateral".

                 Pursuant to the Completion Guaranty dated as of [_________], 199[_] among the Completion Guarantor, the Producer(s) and the Agent (the "Completion Guaranty"), the Completion Guarantor has agreed to guaranty the completion and delivery of the Product. In connection therewith, the Producer(s) have granted to the Completion Guarantor, a security interest in certain assets that are included in the Collateral, all as specified in, and subject to the terms and conditions of, the Producer's Completion Agreement dated as of [____________], 199[_] between the Producer(s) and the Completion Guarantor (the "Producer's Agreement").

                 From time to time, the Laboratory will have in its possession certain items of the Collateral.

                 Accordingly, the parties hereto hereby agree as follows:

                 1. Each of the Producer(s), the Completion Guarantor, and the Agent hereby appoint the Laboratory as the pledgeholder of all items of Collateral that may from time to time come into the possession or control of the Laboratory. The Laboratory agrees to hold all such items of Collateral as pledgeholder for the Agent (for the benefit of the Lenders) subject to the following terms and conditions:

                          a. Except as permitted by Section 1(b) below, the Laboratory will keep all items of Collateral at the laboratories or storage facilities listed on Schedule 1 hereto, and will not deliver such property to anyone.

                          b. Subject to the provisions of Sections 1(c) and 1(d) below, the Laboratory will permit the Producers:

                                  i)       to have access to the negatives and
                          other pre-print material of the Product (but not remove them from the possession of the Laboratory) for purposes of inspecting, cutting, scoring or similar purposes;

                                  ii)      to obtain a reasonable number of
                          positive prints including without limitation, dailies, for the purposes of editing and previewing the Product;

                                  iii) to direct the making of pre-print
                          material and positive prints of the Product and trailers thereof and the delivery thereof to the Producers or distributors, licensees or other parties as the Producers may direct;

                                  iv)      to remove reasonable amounts of
                          material for processing by optical and/or sound houses which agree in writing to be bound by the terms hereof or enter into a separate laboratory pledgeholder agreement substantially in the form hereof, and to return such materials when processed to the Laboratory;

                                  v)       with the prior written consent of
                          the Agent, to forward any item of Collateral to another laboratory. The Agent hereby consents to the Laboratory's forwarding original material or elements constituting Collateral, if requested to do so by the Producer(s) [OR THE COMPLETION GUARANTOR], to any of the laboratories listed in Schedule 3 hereto. The Agent's consent contained in this clause (v) may be revoked at any time by written notice to the Laboratory [,THE COMPLETION

                          GUARANTOR] and the Producers from the Agent. In addition, such consent shall be deemed to be revoked at any time upon receipt by the Laboratory of written notice from the Agent, that an Event of Default has occurred under the Credit Agreement; and

                                  vi)      to forward any of the
                          above-mentioned property to another laboratory, approved by the Agent, if the Agent has previously received a Pledgeholder Agreement executed by such laboratory.

                 c. If and when the Laboratory shall receive written notice from the Agent that an Event of Default shall have occurred under the Credit Agreement, the Laboratory shall take no further orders from the Producers and will hold all items of Collateral within its possession or under its control as pledgeholder hereunder, subject only (i) to the order and instruction of the Agent; and (ii) to the rights of the Agent, and/or the Completion Guarantor to have access to and/or delivery of items referred to in Section 6 below.

                          d. If and when the Laboratory shall receive written notice from the Completion Guarantor that the Completion Guarantor has exercised its right to take over the production of the Product under the Producer's Agreement and, unless and until the Laboratory shall have received written notice from the Agent to the contrary, the Laboratory shall allow the Completion Guarantor to exercise the rights set forth in clauses (i), (ii), (iii) and (iv) of Section 1(b) hereof. Following such notice from the Completion Guarantor, the Laboratory will not permit the Producer(s) to have any further access to, or direct any further actions to be taken with respect to, the Collateral in the Laboratory's possession or under its control or to obtain any prints thereof.

                          e. If the Completion Guarantor takes over the production of the Product and requests that the Collateral be moved to a different laboratory, the Agent agrees to consent to such move so long as a laboratory pledgeholder agreement is executed by the various parties hereto (other than the Laboratory) and by the replacement laboratory, substantially in the form hereof and so as long as the replacement laboratory is reasonably satisfactory to the Agent.

                 2. The Producer(s) agree with the Agent that during production of the Product they will deliver the daily rushes for the Product to the Laboratory as soon as practicable and will use their best efforts to deliver the daily rushes on a weekly basis.

                 3. The Laboratory shall keep the original negatives of the Product in film vaults separate from and at a reasonable distance from protective duplicating materials (whether protective masters, fine grains, duplicate negatives or otherwise) to afford protection against any loss or damage, whether by fire or other disaster or otherwise. The Laboratory shall keep the Agent and the Completion Guarantor advised in writing of the actual location of the film vaults where all items of the Collateral are kept, including information as to the separate film vaults utilized for the original negatives and protective materials as aforesaid.

                 4. Subject to the rights of the Completion Guarantor, the Laboratory agrees that in its capacity as pledgeholder it is holding and has possession of the Collateral and the physical properties thereof constructively for the Agent (for the benefit of the Lenders) and upon written request of the Agent (a copy of which will be sent to the Completion Guarantor unless its rights hereunder have terminated as contemplated by Section 8 hereof), will hold a sale or sales of the Collateral or any part thereof in accordance with the direction and instruction of the Agent, at the expense of the Agent, or in the alternative will cause to be delivered or made available to the Agent or its nominee (in all cases, pursuant to written instructions from the Agent) the Collateral and all physical properties thereof in the possession of the Laboratory or under its control for the purpose of enabling the Agent to deal with the same pursuant to the Credit

Agreement. Nothing herein contained shall be construed to waive any rights of the Laboratory as specified under Section 9 hereof.

                 5. Each of the Completion Guarantor and the Producer(s) hereby waives any claim for damages or otherwise which it may have against the Laboratory for any acts which the Laboratory may take as pledgeholder, pursuant to the direction of the Agent.

                 6. Subject to Section 9 hereof, the Laboratory agrees that, despite the existence of any other claim which the Laboratory may have against the Producer(s) and/or the Completion Guarantor and/or any third-party distributor of the Product, the Laboratory shall accept and fulfill orders for laboratory work and any other material which may be required by the Agent or any other third-party distributor of the Product, subject to satisfactory credit arrangements being made with the Laboratory with respect to any charges incurred on behalf of the Agent or any such third-party distributor, and the Laboratory will not assert any claim or lien, statutory or otherwise, against the Agent or against the Product (except as set forth in Section 9 hereof) with respect to any charges for laboratory services or materials ordered by the Producer(s), the designees of the Producer(s), any third-party distributor of the Product or the Completion Guarantor.

                 7. The parties hereto agree that the Agent and its respective designees, successors and assigns shall each be entitled to unilaterally remove from the Laboratory materials made pursuant to an order contemplated by Section 6 hereof, which materials shall not be subject to this Agreement.

                 8. The rights granted hereunder to the Completion Guarantor shall (i) at all times be junior and subordinate to the rights hereunder of the Agent and (ii) terminate upon the completion and delivery of the Product, unless prior to such completion and delivery of the Product, the Completion Guarantor has notified the Agent and the Laboratory in writing that it has or anticipates that it will have to advance its own funds to complete the Product. Notwithstanding anything to the contrary in this Agreement, the Completion Guarantor shall have no rights under this Agreement if the Agent gives written notice to the

Laboratory and the Completion Guarantor that the Product has been completed and delivered without the requirement that the Completion Guarantor advance any of its own funds pursuant to the Completion Guaranty. The Completion Guarantor hereby agrees that in the event that the Completion Guarantor shall have been released in writing from all of its obligations under the Completion Guaranty for the Product, any amendment or termination of this Agreement thereafter shall not require the Completion Guarantor's consent.

                 9. The Laboratory shall hold and/or process the Collateral under its standard terms of business as set forth in Schedule 2 hereto, except that any liens arising in favor of the Laboratory shall be limited to an aggregate amount of $_______ at any one time outstanding for processing and/or storing the Collateral and/or materials delivered therefrom for the Producers, any of their designees and/or the Completion Guarantor. Except as provided in the prior sentence, the rights of the Laboratory in the Collateral shall be subordinate and junior to the rights of the Agent and the Completion Guarantor in respect of the Collateral.

                 10. The Agent shall promptly give written notice to the Laboratory when the Agent's (on behalf of the Lenders) security interests in the Collateral has terminated. Upon receipt of such written notice, the Laboratory's obligations hereunder as pledgeholder for the Agent shall terminate.

                 11. This Agreement shall be binding on and inure to the benefit of the parties hereto and the successors and assigns of each of the parties.

                 12. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK.

                 13. No amendment to this Agreement shall be effective unless in writing and signed by the Producer(s), the Agent and the Laboratory and if the Laboratory has not received the notice from the Agent contemplated by Section 8 hereof, then also the Completion Guarantor. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together, shall constitute but one instrument, and shall become effective on the date on which each of the Completion Guarantor and the Agent shall have received a fully-executed copy of this Agreement. Promptly thereafter, the Producers shall deliver or mail counterparts of this Agreement bearing the signature of each of the parties hereto to each party hereto.

                 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first written above.

                                           [Laboratory]


                                           By_____________________________
                                             Name:
                                             Title:

                                             Address:
                                             Attn:


                                           ORION PICTURES CORPORATION


                                           By_____________________________
                                             Name:
                                             Title:

                                             Address:
                                             Attn:


                                           [LIST EACH OTHER CREDIT PARTY]


                                           By_____________________________
                                             Name:
                                             Title:

                                             Address:
                                             Attn:


                                           [COMPLETION GUARANTOR]


                                           By_____________________________
                                             Name:
                                             Title:

                                             Address:
                                             Attn:


                                           CHEMICAL BANK, as Agent


                                           By_____________________________
                                             Name:
                                             Title:

                                             Address:
                                             Attn:

                                   Schedule 1



                   List of Laboratory and Storage Facilities

                                   Schedule 2


                [Attach Laboratory's Standard Terms of Business]

                                   Schedule 3


                              List of Laboratories


California:

Deluxe Laboratories
1377 N. Serrano Avenue
Hollywood, CA 90027
(213) 462-6171
Cyril Drabinsky, CEO


Preferred Media, Inc.
7933 Ajay Drive
Sun Valley, CA 91352
(818) 767-7800
Sara King, Facilities Manager


FilmTreat West Corp.
10810 Camara Street
Sun Valley, CA 91352
(818) 771-5390
Larry Zide, President



New York:

Preferred Media, Inc.
551 W. 21 Street
New York, NY 10011
(212) 645-2900
Jonathan Armytage, Chairman



New Jersey:

Preferred Media, Inc.
158 Fourteenth Street
Hoboken, NJ 07030
(201) 653-6600
Jonathan Armytage, Chairman

                                                                     EXHIBIT C-2


               FORM OF PLEDGEHOLDER AGREEMENT (COMPLETED PRODUCT)


                                        AGREEMENT dated as of _______________,
                               ____ (the "Agreement") among (i) [INSERT NAME OF LABORATORY] (ii) [INSERT NAME OF EACH CREDIT PARTY WHO HAS CONTROL OVER THE PHYSICAL ELEMENTS OF THE COLLATERAL] (collectively referred to herein as the "Producer(s)"), and (iii) Chemical Bank, as agent for the Lenders referred to in the Credit Agreement hereinafter defined (the "Agent").


                 Pursuant to the Credit, Security and Guaranty Agreement dated as of November 1, 1995, among Orion Pictures Corporation (the "Borrower"), the guarantors referred to therein, the lenders referred to therein (the "Lenders") and the Agent (as the same may be amended, supplemented or otherwise modified, renewed or replaced from time to time, the "Credit Agreement"), the Lenders have agreed, subject to the terms and conditions set forth in the Credit Agreement, to make loans to the Borrower in connection with, among other things, the acquisition, production and distribution of the Product (as hereinafter defined); and the Producer(s) have granted to the Agent for the benefit of the Lenders a security interest in, among other things, all of their right, title and interest in and to any motion picture, film or video tape produced for theatrical, non-theatrical, television or video release in any other medium, with respect to which the Producer(s) (i) is the initial copyright owner or (ii) has acquired or has contracted to acquire an equity interest or distribution rights (hereinafter called the "Product") as security for various obligations of the Producers to the Lenders. Such security interest covers, among other things, all physical properties of every kind or nature of, or relating to, the Product and all versions thereof, including, without limitation, exposed film, developed film, positives, negatives, prints, positive prints, answer prints, special effects, preparing materials (including interpositives, duplicate negatives, internegatives, color reversals, intermediates, lavenders, fine grain master prints and matrices, and all other forms of pre-print elements), sound tracks, cutouts, trims and any and all other physical properties of every kind and nature of, or relating to, the Product, whether in completed form or in some state of completion, and all masters, duplicates, drafts, versions, variations and copies of each thereof, in all formats whether on film, videotape, disk or otherwise and all music sheets and promotional materials relating to the Product, all of the foregoing items being hereinafter collectively called the "Collateral".

                 From time to time, the Laboratory will have in its possession certain items of the Collateral.

                 Accordingly, the parties hereto hereby agree as follows:

                 1. Each of the Producer(s) and the Agent hereby appoint the Laboratory as the pledgeholder of all items of Collateral that may from time to time come into the possession or control of the Laboratory. The Laboratory agrees to hold all such items of Collateral as pledgeholder for the Agent (for the benefit of the Lenders) subject to the following terms and conditions:

                          (a) Except as permitted by Section 1(b) below, the Laboratory will keep all items of Collateral at the laboratories or storage facilities listed on Schedule 1 hereto, and will not deliver such property to anyone.

                          (b) Subject to the provisions of Section 1(c) the Laboratory will permit the Producer(s):

                                  (i)      to have access to the negatives and
                          other pre-print material of the Product (but not remove them from the possession of the Laboratory) for purposes of inspecting, cutting, scoring or similar purposes;

                                  (ii)     to obtain a reasonable number of
                          positive prints including without limitation, dailies, for the purposes of editing and previewing the Product;

                                  (iii)    to direct the making of pre-print
                          material and positive prints of the Product and trailers thereof and the delivery thereof to the Producers or distributors, licensees or other parties as the Producer(s) may direct;

                                  (iv)     to remove reasonable amounts of
                          material for processing by optical and/or sound houses which agree in writing to be bound by the terms hereof or enter into a separate laboratory pledgeholder agreement substantially in the form hereof, and to return such materials when processed to the Laboratory;

                                  (v)      with the prior written consent of
                          the Agent, to forward any item of Collateral to another laboratory. The Agent hereby consents to the Laboratory's forwarding original material or elements constituting Collateral, if requested to do so by the Producer(s) to any of the laboratories listed in
                          Schedule 3 hereto. The Agent's consent contained in this clause (v) may be revoked at any time by written notice to the Laboratory and the Producer(s) from the Agent. In addition, such consent shall be deemed to be revoked at any time upon receipt by the Laboratory of written notice from the Agent, that an Event of Default has occurred under the Credit Agreement; and

                                  (vi)     to forward any of the
                          above-mentioned property to another laboratory, approved by the Agent, if the Agent has previously received a Pledgeholder Agreement executed by such laboratory.

                 (c) If and when the Laboratory shall receive written notice from the Agent that an Event of Default shall have occurred under the Credit Agreement, the Laboratory shall take no further orders from the Producers and will hold all items of Collateral within its possession or under its control as pledgeholder hereunder, subject only (i) to the order and instruction of the Agent; and (ii) to the rights of the Agent to have access to and/or delivery of items referred to in
                 Section 5 below.

                 2. The Laboratory shall keep the original negatives of the Product in film vaults separate from and at a reasonable distance from protective duplicating materials (whether protective masters, fine grains, duplicate negatives or otherwise) to afford protection against any loss or damage, whether by fire or other disaster or otherwise. The Laboratory shall keep the Agent advised in writing of the actual location of the film vaults where all items of the Collateral are kept, including information as to the separate film vaults utilized for the original negatives and protective materials as aforesaid.

                 3. The Laboratory agrees that in its capacity as pledgeholder it is holding and has possession of the Collateral and the physical properties thereof constructively for the Agent (for the benefit of the Lenders) and upon written request of the Agent, will hold a sale or sales of the Collateral or any part thereof in accordance with the direction and instruction of the Agent, at the expense of the Agent, or in the alternative will cause to be delivered or made available to the Agent or its nominee (in all cases, pursuant to written instructions from the Agent) the Collateral and all physical properties thereof in the possession of the Laboratory or under its control for the purpose of enabling the Agent to deal with the same pursuant to the Credit Agreement. Nothing herein contained shall be construed to waive any rights of the Laboratory as specified under Section 7 hereof.

                 4. Each of the Producers hereby waive any claim for damages or otherwise which it may have against the Laboratory for any acts which the Laboratory may take as pledgeholder, pursuant to the direction of the Agent.

                 5. Subject to Section 7 hereof, the Laboratory agrees that, despite the existence of any other claim which the





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




Laboratory may have against the Producer(s) and/or any third-party distributor of the Product, the Laboratory shall accept and fulfill orders for laboratory work and any other material which, following the occurrence and continuation of an Event of Default, may be required by the Agent or any other third-party distributor of the Product, subject to satisfactory credit arrangements being made with the Laboratory with respect to any charges incurred on behalf of the Agent or any such third-party distributor, and the Laboratory will not assert any claim or lien, statutory or otherwise, against the Agent or against the Product (except as set forth in Section 7 hereof) with respect to any charges for laboratory services or materials ordered by the Producer(s), the designees of the Producer(s), any third-party distributor of the Product.

                 6. The parties hereto agree that the Agent and its respective designees, successors and assigns shall each be entitled to unilaterally remove from the Laboratory materials made pursuant to an order contemplated by Section 5 hereof, which materials shall not be subject to this Agreement.

                 7. The Laboratory shall hold and/or process the Collateral under its standard terms of business as set forth in Schedule 2 hereto, except that any liens arising in favor of the Laboratory shall be limited to an aggregate amount of $______ per any item of Product at any one time outstanding for processing and/or storing the Collateral and/or materials delivered therefrom for the Producer(s) and/or any of their designees. Except as provided in the prior sentence, the rights of the Laboratory in the Collateral shall be subordinate and junior to the rights of the Agent in respect of the Collateral.

                 8. The Agent shall promptly give written notice to the Laboratory when the Agent's (on behalf of the Lenders) security interests in the Collateral has terminated. Upon receipt of such written notice, the Laboratory's obligations hereunder as pledgeholder for the Agent shall terminate.

                 9. This Agreement shall be binding on and inure to the benefit of the parties hereto and the successors and assigns of each of the parties.

                 10. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK.

                 11. No amendment to this Agreement shall be effective unless in writing and signed by the Producer(s), the Agent and the Laboratory. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together, shall constitute but one instrument, and shall become effective on the date on which the Agent shall have received a fully-executed copy of this Agreement. Promptly thereafter, the Producer(s) shall deliver or mail counterparts of this Agreement bearing the signature of each of the parties hereto to each party hereto.

                 12. This Agreement shall supersede and replace all previous Laboratory Pledgeholder Agreements, among the Laboratory, the Producer(s) and the Agent, executed in connection with this Product and the related Collateral.

                 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first written above.

                                           [Laboratory]


                                           By_____________________________
                                             Name:
                                             Title:

                                             Address:
                                             Attn:





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





                                           ORION PICTURES CORPORATION


                                           By_____________________________
                                             Name:
                                             Title:

                                             Address:
                                             Attn:


                                           [LIST EACH OTHER CREDIT PARTY]


                                           By_____________________________
                                             Name:
                                             Title:

                                             Address:
                                             Attn:



                                           CHEMICAL BANK, as Agent


                                           By_____________________________
                                             Name:
                                             Title:

                                             Address:
                                             Attn:

                                   Schedule 1



                   List of Laboratory and Storage Facilities

                                   Schedule 2


                [Attach Laboratory's Standard Terms of Business]

                                   Schedule 3



                              List of Laboratories


California:

Deluxe Laboratories
1377 N. Serrano Avenue
Hollywood, CA 90027
(213) 462-6171
Cyril Drabinsky, CEO


Preferred Media, Inc.
7933 Ajay Drive
Sun Valley, CA 91352
(818) 767-7800
Sara King, Facilities Manager


FilmTreat West Corp.
10810 Camara Street
Sun Valley, CA 91352
(818) 771-5390
Larry Zide, President



New York:

Preferred Media, Inc.
551 W. 21 Street
New York, NY 10011
(212) 645-2900
Jonathan Armytage, Chairman


New Jersey:

Preferred Media, Inc.

158 Fourteenth Street
Hoboken, NJ  07030
(201) 653-6600
Jonathan Armytage, Chairman

                                                                     EXHIBIT D-1


                       FORM OF BORROWER PLEDGE AGREEMENT


                                        PLEDGE AGREEMENT, dated as of November
                                  1, 1995 between ORION PICTURES CORPORATION, a Delaware corporation (the "Pledgor") and CHEMICAL BANK, as Agent for the Lenders referred to herein (in such capacity, the "Agent").


                             Introductory Statement


                 Pursuant to a Credit, Security and Guaranty Agreement dated as of November 1, 1995 among the Pledgor, the Corporate Guarantors referred to therein, the Lenders referred to therein and the Agent (said agreement as it may hereafter be amended, supplemented or otherwise modified, renewed or replaced from time to time in accordance with its terms being the "Credit Agreement"), the Lenders have agreed to make loans (the "Loans") to the Pledgor.

                 The Pledgor owns beneficially and of record all of the issued and outstanding shares of the capital stock of each Subsidiary listed on
Schedule 1 hereto (being referred to herein as the "Pledged Affiliates").

                 In order to induce the Lenders to enter into the Credit Agreement and make the Loans to the Pledgor and to secure the obligations of the Pledgor under the Credit Agreement (such obligations of the Pledgor being hereinafter referred to as the "Obligations"), the Pledgor is pledging to the Agent, for the ratable benefit of the Lenders, all of the issued and outstanding capital stock of the Pledged Affiliates, all as more fully set forth herein.

                 Accordingly, the parties hereto agree as follows (capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement):

                 1. Pledge. (a) As security for payment in full of the Obligations, the Pledgor hereby pledges, hypothecates, assigns, transfers, sets over and delivers unto the Agent, for the ratable benefit of the Lenders, and grants a security interest in (i) all the capital stock of each of the Pledged Affiliates which the Pledgor owns beneficially and of record, and (ii) all proceeds of such capital stock and all other securities or other property at any time and from time to time receivable or otherwise distributed in respect of or in exchange for any or all of such capital stock or additional securities. All items referred to in clauses (i) and (ii) of this Section 1 are hereinafter referred to collectively as the "Pledged Securities". (1)

                 (b) The Pledgor shall deliver to the Agent the certificates representing the Pledged Securities accompanied by undated stock powers executed in blank and by such other instruments or documents as the Agent or its counsel shall reasonably request.

                 2. Registration in Nominee Name; Denominations. The Agent shall have the right (in its sole and absolute discretion) to hold the certificates representing any Pledged Securities in its own name, the name of its nominee or in the name of the Pledgor, endorsed or assigned in blank or in favor of the Agent. Upon the occurrence and during the continuation of an Event of Default, the Agent shall have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

                 3. Pledgor's Representations, Warranties and Covenants. The Pledgor hereby represents and warrants to and/or covenants and agrees with the Agent as follows:

                          (i)     the Pledged Securities constitute 100% of the
issued and outstanding equity securities of each of the Pledged Affiliates;





____________________

(1) The Agent has the discretion to limit this Lien to 65% of the Pledged Securities of the capital stock of a Pledged Affiliate that is a foreign controlled subsidiary.

                          (ii)    the Pledged Securities are duly authorized,
validly issued, fully paid and non-assessable;

                          (iii)   there are no restrictions on the transfer of
the Pledged Securities other than as a result of the Credit Agreement or applicable securities laws or the regulations promulgated thereunder;

                          (iv)    the Pledgor has good title to the Pledged
Securities;

                          (v)     the Pledged Securities are not subject to any
prior liens or encumbrances;

                          (vi)    the Pledgor has the right to pledge the
Pledged Securities hereunder free of any encumbrances, and without the consent of the creditors of the Pledged Affiliates or any other person or any government agency whatsoever;

                          (vii)   the Pledgor has full power and authority to
execute, deliver and perform this Agreement and to pledge the Pledged Securities hereunder;

                          (viii)  the Pledgor will not take any action to allow
any additional equity securities of the Pledged Affiliates to be issued or grant any options or warrants, unless such securities are pledged to the Agent, for the ratable benefit of the Lenders, on terms satisfactory to the Agent as security for the Obligations;

                          (ix)    the execution, delivery and performance of
this Agreement will not violate any provision of law, administrative regulation, any order of any court or other agency of government, any provision of any indenture, agreement or other instrument to which the Pledgor is a party, or be in conflict with, result in a material breach of or constitute (with due notice and/or lapse of time) a material default under any such indenture, agreement or other instrument;

                          (x)     there are no pending legal or governmental
proceedings to which the Pledgor is a party or to which any of its properties is subject which will materially affect the Pledgor's ability to perform its obligations hereunder; and

                          (xi)   on the date hereof, the Pledged Securities
consist of the securities listed on Schedule 2.

                 4. Voting Rights; Dividends; etc. (a) Unless and until an Event of Default shall have occurred and be continuing:

                          (i)    The Pledgor shall be entitled to exercise any
and all voting and/or consensual rights and powers accruing to the owner of the Pledged Securities or any part thereof for any purpose not inconsistent with the terms hereof and of the Credit Agreement.

                          (ii)   Any dividends or distributions of any kind
whatsoever received by the Pledgor, whether resulting from a subdivision, combination, or reclassification of the outstanding capital stock of the shares or received in exchange for the Pledged Securities or any part thereof or as a result of any merger, consolidation, acquisition, or other exchange of assets to which the shares may be a party, or otherwise, shall be and become part of the Pledged Securities pledged hereunder and shall immediately be delivered to the Agent to be held subject to the terms of this Agreement.

                          (iii)  The Agent shall execute and deliver to the
Pledgor, or cause to be executed and delivered to the Pledgor, all such proxies, powers of attorney and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the voting and/or consensual rights and powers which it is entitled to exercise pursuant to clause (i) above.

                 (b) Upon the occurrence and during the continuance of an Event of Default, all rights of the Pledgor to (i) exercise the voting and/or consensual rights and powers which it is entitled to exercise pursuant to
Section 4(a)(i) hereof and (ii) receive and retain dividends and distributions which the Pledgor would be entitled to receive and retain pursuant to Section 4(a)(ii), if any, shall cease and all such rights shall thereupon become vested in the Agent for the ratable benefit of the Lenders, which shall have the sole and exclusive right and authority to exercise such voting and/or consensual rights; provided, however, that to the extent any governmental consents or filings are required for the exercise by the Agent of any of the foregoing rights and powers, the Agent shall refrain from exercising such rights or powers until the making of such required filings, the receipt of such consents and the expiration of all related waiting periods.

                 5. Remedies Upon Default. (a) If an Event of Default shall have occurred and be continuing, the Agent may sell the Pledged Securities, or any part thereof, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Agent shall deem appropriate subject to the terms hereof or as otherwise provided in the New York Uniform Commercial Code. The Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Pledged Securities for their own account and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Agent shall have the right to assign, transfer, and deliver to the purchaser or purchasers thereof the Pledged Securities so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of the Pledgor.

                 (b) The Agent shall give the Pledgor 10 days' written notice of the Agent's intention to make any such public or private sale, or sale at any broker's board or on any such securities exchange, or of any other disposition of the Pledged Securities contemplated by Section 5(a). Such notice, in the case of public sale, shall state the time and place for such sale and, in the case of sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Pledged Securities, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places within the State of New York or California as the Agent may fix and shall state in the notice of such sale. At any such sale, the Pledged Securities, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Agent may (in its sole and absolute discretion) determine. The Agent shall not be obligated to make any sale of the Pledged Securities if it shall determine not to do so, regardless of the fact that notice of sale of the Pledged Securities may have been given. The Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case the sale of all or any part of the Pledged Securities is made on credit or for future delivery, the Pledged Securities so sold shall be retained by the Agent until the sale price is paid by the purchaser or purchasers thereof, but the Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Pledged Securities so sold and, in case of any such failure, such Pledged Securities may be sold again upon like notice. At any sale or sales made pursuant to this
Section 5, the Agent may bid for or purchase, free from any claim or right of whatever kind, including any equity of redemption, of the Pledgor, any such demand, notice, claim, right or equity being hereby expressly waived and released, any or all of the Pledged Securities offered for sale, and may make any payment on the account thereof by using any claim for moneys then due and payable to the Agent by the Debtors or the Pledgor as a credit against the purchase price; and the Agent, upon compliance with the terms of sale, may hold, retain and dispose of the Pledged Securities without further accountability therefor to the Pledgor or any third party. The Agent shall in any such sale make no representations or warranties with respect to the Pledged Securities or any part thereof, and the Agent shall not be chargeable with any of the obligations or liabilities of the Pledgor with respect thereto. The Pledgor hereby agrees (i) it will indemnify and hold the Agent harmless from and against any and all claims with respect to the Pledged Securities asserted before the taking of actual possession or control of the Pledged Securities by the Agent pursuant to this Agreement or arising out of any act of, or omission to act on the part of, any party other than the Agent prior to such taking of actual possession or control by the Agent, or arising out of any act on the part of the Pledgor or its agents before or after the commencement of such actual possession or control by the Agent; and (ii) the Agent shall have no liability or obligation arising out of any such claim. As an alternative to exercising the power of sale herein conferred upon it, the Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Pledged Securities, or any portion thereof, pursuant to a judgment or decree of a court or courts having competent jurisdiction.

                 6. Application of Proceeds of Sale and Cash. The proceeds of sale of the Pledged Securities sold pursuant to Section 5 hereof shall be applied by the Agent (in such order as the Agent shall in its sole discretion determine) to the payment in full of the Obligations and the payment of costs incurred by the Agent while enforcing its rights pursuant to this Agreement.

                 7. Agent Appointed Attorney-in-Fact. Upon the occurrence of an Event of Default and during the continuance of an Event of Default, the Pledgor hereby appoints the Agent its attorney-in-fact for the purpose of carrying out the provisions of this Agreement and the pledge of the Pledged Securities hereunder and taking any action and executing any instrument which the Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Agent shall have the right and power to receive, endorse, and collect all checks and other orders for the payment of money made payable to the Pledgor representing any dividend or other distribution payable in respect of the Pledged Securities or any part thereof and to give full discharge for the same.

                 8. Securities Act, etc. In view of the position of the Pledgor in relation to the Pledged Securities, or because of other present or future circumstances, a question may arise under the Securities Act of 1933, as amended, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being hereinafter called the "Federal Securities Laws"), with respect to any disposition of the Pledged Securities permitted hereunder. The Pledgor understands that compliance with the Federal Securities Laws may very strictly limit the course of conduct of the Agent if the Agent were to attempt to dispose of all or any part of the Pledged Securities, and may also limit the extent to which or the manner in which any subsequent transferee of any Pledged Securities may dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Agent in any attempt to dispose of all or any part of the Pledged Securities under applicable "Blue Sky" or other state securities laws, or similar laws analogous in purpose or effect. Under applicable law, in the absence of an agreement to the contrary, the Agent may be held to have certain general duties and obligations to the Pledgor to make some effort towards obtaining a fair price even though the Obligations may be discharged or reduced by the proceeds of a sale at a lesser price. The Pledgor hereby agrees that the Agent shall not have any such general duty or obligation to it, and the Pledgor will not attempt to hold the Agent responsible for selling all or any part of the Pledged Securities at an inadequate price, even if the Agent shall accept the first offer received or does not approach more than one possible purchaser. Without limiting the generality of the foregoing, the provisions of this Section 8 would apply if, for example, the Agent were to place all or any part of the Pledged Securities for private placement by an investment banking firm, or if such investment banking firm purchased all or any part of the Pledged Securities for its own account, or if the Agent placed all or any part of the Pledged Securities privately with a purchaser or purchasers.

                 9. Termination. The pledge hereunder shall terminate when all of the Obligations and all amounts payable to the Guarantors under the Guaranty Agreement shall have been fully paid and the Commitments have terminated. At such time the Agent shall, at the sole cost and expense of the Pledgor, assign and deliver to the Pledgor, or to such person or persons as the Pledgor shall designate, against receipt, such of the Pledged Securities (if any) as shall not have been sold or otherwise applied by the Agent pursuant to the terms hereof and shall still be held by it hereunder, together with appropriate instruments of reassignment and release. Any such reassignment shall be without recourse upon or warranty by the Agent (except as to acts of the Agent or persons claiming through the Agent).

                 10. Notices. All demands, notices and other communications which any party hereto may desire or may be required to give to any other party hereunder shall be in writing (including telegraphic communication) and shall be mailed, telegraphed or delivered to such other party at its address on the signature pages hereto or to any such party at such other address as shall be designated by such party in a written notice to the other party, complying as to delivery with the terms of this Section 10. All such demands, notices and other communications shall be effective when received or five business days after mailing, whichever is earlier.

                 11. SERVICE OF PROCESS. THE PLEDGOR (A) HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE STATE COURTS OF THE STATE OF NEW YORK AND TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUIT, ACTION, OR OTHER PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE SUBJECT MATTER HEREOF BROUGHT BY THE AGENT OR ITS SUCCESSORS OR ASSIGNS AND (B) HEREBY WAIVES, AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE, OR OTHERWISE, IN ANY SUCH SUIT, ACTION, OR PROCEEDING, ANY CLAIM THAT IT IS NOT SUBJECT PERSONALLY TO THE JURISDICTION OF THE ABOVE-NAMED COURTS, THAT ITS PROPERTY IS EXEMPT OR IMMUNE FROM ATTACHMENT OR EXECUTION, THAT THE SUIT, ACTION, OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION, OR PROCEEDING IS IMPROPER OR THAT THIS AGREEMENT OR THE SUBJECT MATTER HEREOF MAY NOT BE ENFORCED IN OR BY SUCH COURT, AND (C) HEREBY WAIVES IN ANY SUCH SUIT, ACTION, OR PROCEEDING ANY OFFSETS OR COUNTERCLAIMS WHICH ARE UNRELATED TO THE TRANSACTIONS CONTEMPLATED HEREIN. THE PLEDGOR HEREBY CONSENTS TO SERVICE OF PROCESS BY REGISTERED MAIL AT THE ADDRESS TO WHICH NOTICES ARE TO BE GIVEN.
THE PLEDGOR AGREES THAT ITS SUBMISSION TO JURISDICTION AND ITS CONSENT TO SERVICE OF PROCESS BY MAIL IS MADE FOR THE EXPRESS BENEFIT OF THE LENDERS. FINAL JUDGMENT AGAINST THE PLEDGOR IN ANY SUCH SUIT, ACTION, OR PROCEEDING SHALL BE CONCLUSIVE, AND MAY BE ENFORCED IN OTHER JURISDICTIONS (A) BY SUIT, ACTION, OR PROCEEDING ON THE JUDGMENT, A CERTIFIED OR TRUE COPY OF WHICH SHALL BE CONCLUSIVE EVIDENCE OF THE FACT AND OF THE AMOUNT OF ANY INDEBTEDNESS OR LIABILITY OF THE PLEDGOR THEREIN DESCRIBED OR (B) IN ANY OTHER MANNER PROVIDED BY OR PURSUANT TO THE LAWS OF SUCH OTHER JURISDICTION; PROVIDED, HOWEVER, THAT THE AGENT MAY AT ITS OPTION BRING SUIT, OR INSTITUTE OTHER JUDICIAL PROCEEDINGS AGAINST THE PLEDGOR OR ANY OF ITS ASSETS IN ANY STATE OR FEDERAL COURT OF THE UNITED STATES OR OF ANY COUNTRY OR PLACE WHERE THE PLEDGOR OR SUCH ASSETS MAY BE FOUND. THE PLEDGOR FURTHER COVENANTS AND AGREES THAT SO LONG AS THIS AGREEMENT SHALL BE IN EFFECT, IT SHALL MAINTAIN A DULY APPOINTED AGENT FOR THE RECEIPT AND ACCEPTANCE ON ITS BEHALF OF SERVICE OF SUMMONS AND OTHER LEGAL PROCESSES, AND UPON FAILURE TO DO SO THE CLERK OF EACH COURT TO WHOSE JURISDICTION IT HAS SUBMITTED SHALL BE DEEMED TO BE ITS RESPECTIVE DESIGNATED AGENT UPON WHOM SUCH PROCESS MAY BE SERVED ON ITS BEHALF, AND NOTIFICATION BY THE ATTORNEY FOR THE PLAINTIFF, COMPLAINANT OR PETITIONER THEREIN BY MAIL.

                 12. WAIVER OF JURY TRIAL. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, THE PLEDGOR HEREBY WAIVES, AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE SUBJECT MATTER HEREOF, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING OR WHETHER IN CONTRACT OR TORT OR OTHERWISE. THE PLEDGOR ACKNOWLEDGES THAT IT HAS BEEN INFORMED THAT THE PROVISIONS OF THIS SECTION 12 CONSTITUTE A MATERIAL INDUCEMENT UPON WHICH THE OTHER PARTIES HAVE RELIED, ARE RELYING AND WILL RELY IN ENTERING INTO THIS AGREEMENT. THE PARTIES HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 12 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PLEDGOR TO THE WAIVER OF ITS RIGHTS TO TRIAL BY JURY.

                 13. CHOICE OF LAW. THIS AGREEMENT AND ANY INSTRUMENT OR AGREEMENT REQUIRED HEREUNDER SHALL BE DEEMED TO BE MADE UNDER, SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

                 14. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                 15. Further Assurances. The Pledgor, at its own expense, will execute and deliver, from time to time, any and all further, or other, instruments, and perform such acts, as the Agent may reasonably request to effect the purposes of this Agreement and to secure to the Agent for the ratable benefit of the Lenders, the benefits of all rights, authorities, and remedies conferred upon the Agent and the Lenders by the terms of this Agreement.

                 16. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall constitute an original for all purposes, but all such counterparts taken together shall constitute the same instrument.

                 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


                                         ORION PICTURES CORPORATION



                                         By:________________________
                                            Name:
                                            Title:
                                            Address:



                                         CHEMICAL BANK



                                         By:_______________________
                                            Name:
                                            Title:
                                            Address:





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                                                                      SCHEDULE 1



                               Pledged Affiliates


ORION HOME ENTERTAINMENT CORPORATION

ORION PICTURES DISTRIBUTION CORPORATION

ORION TV PRODUCTIONS, INC.

MUSICWAYS, INC.

ORION MUSIC PUBLISHING, INC.

ORION PRODUCTIONS, INC.

MCEG STERLING PRODUCTIONS

MCEG STERLING COMPUTER SERVICES

MCEG STERLING ADMINISTRATIONS

MCEG STERLING ENTERTAINMENT

MCEG STERLING DEVELOPMENT

                                                                      SCHEDULE 2



                               Pledged Securities





Pledged Affiliate             Stock Certificate No.            No. of Shares
-----------------             ---------------------            -------------

                                                                     EXHIBIT D-2


                        FORM OF PARENT PLEDGE AGREEMENT


                                        PLEDGE AGREEMENT, dated as of November
                                  1, 1995 between METROMEDIA INTERNATIONAL
                                  GROUP, INC., a Delaware corporation (the
                                  "Pledgor") and CHEMICAL BANK, as Agent for the Lenders referred to herein (in such capacity, the "Agent").


                             Introductory Statement


                 Pursuant to a Credit, Security and Guaranty Agreement dated as of November 1, 1995 among Orion Pictures Corporation (the "Borrower"), the Corporate Guarantors referred to therein, the Lenders referred to therein and the Agent (said agreement as it may hereafter be amended, supplemented or otherwise modified, renewed or replaced from time to time in accordance with its terms being the "Credit Agreement"), the Lenders have agreed to make loans (the "Loans") to the Borrower.

                 The Pledgor owns beneficially and of record all of the issued and outstanding shares of the capital stock of the Borrower.

                 In order to induce the Lenders to enter into the Credit Agreement and make the Loans to the Borrower and to secure the obligations of the Borrower under the Credit Agreement (such obligations of the Borrower being hereinafter referred to as the "Obligations"), the Pledgor is pledging to the Agent, for the ratable benefit of the Lenders, all of the issued and outstanding capital stock of the Borrower, all as more fully set forth herein.

                 Accordingly, the parties hereto agree as follows (capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement):

                 1. Pledge. (a) As security for payment in full of the Obligations, the Pledgor hereby pledges, hypothecates, assigns, transfers, sets over and delivers unto the Agent, for the ratable benefit of the Lenders, and grants a security interest in (i) all the capital stock of each of the Borrower which the Pledgor owns beneficially and of record, and (ii) all proceeds of such capital stock and all other securities or other property at any time and from time to time receivable or otherwise distributed in respect of or in exchange for any or all of such capital stock or additional securities. All items referred to in clauses (i) and (ii) of this Section 1 are hereinafter referred to collectively as the "Pledged Securities".

                 (b) The Pledgor shall deliver to the Agent the certificates representing the Pledged Securities accompanied by undated stock powers executed in blank and by such other instruments or documents as the Agent or its counsel shall reasonably request.

                 2. Registration in Nominee Name; Denominations. The Agent shall have the right (in its sole and absolute discretion) to hold the certificates representing any Pledged Securities in its own name, the name of its nominee or in the name of the Pledgor, endorsed or assigned in blank or in favor of the Agent. Upon the occurrence and during the continuation of an Event of Default, the Agent shall have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

                 3. Pledgor's Representations, Warranties and Covenants. The Pledgor hereby represents and warrants to and/or covenants and agrees with the Agent as follows:

                          (i)     the Pledged Securities constitute 100% of the
issued and outstanding equity securities of the Borrower;

                          (ii)    the Pledged Securities are duly authorized,
validly issued, fully paid and non-assessable;

                          (iii)   there are no restrictions on the transfer of
the Pledged Securities other than as a result of the Credit

Agreement or applicable securities laws or the regulations promulgated thereunder;

                          (iv)    the Pledgor has good title to the Pledged
Securities;

                          (v)     the Pledged Securities are not subject to any
prior liens or encumbrances;

                          (vi)    the Pledgor has the right to pledge the
Pledged Securities hereunder free of any encumbrances, and without the consent of the creditors of the Borrower or any other person or any government agency whatsoever;

                          (vii)   the Pledgor has full power and authority to
execute, deliver and perform this Agreement and to pledge the Pledged Securities hereunder;

                          (viii)  the Pledgor will not take any action to allow
any additional equity securities of the Borrower to be issued or grant any options or warrants, unless such securities are pledged to the Agent, for the ratable benefit of the Lenders, on terms satisfactory to the Agent as security for the Obligations;

                          (ix)    the execution, delivery and performance of
this Agreement will not violate any provision of law, administrative regulation, any order of any court or other agency of government, any provision of any indenture, agreement or other instrument to which the Pledgor is a party, or be in conflict with, result in a material breach of or constitute (with due notice and/or lapse of time) a material default under any such indenture, agreement or other instrument;

                          (x)     there are no pending legal or governmental
proceedings to which the Pledgor is a party or to which any of its properties is subject which will materially affect the Pledgor's ability to perform its obligations hereunder; and

                          (xi)    on the date hereof, the Pledged Securities
consist of the securities listed on Schedule 1.

                 4. Voting Rights; Dividends; etc. (a) Unless and until an Event of Default shall have occurred and be continuing:

                          (i)    The Pledgor shall be entitled to exercise any
and all voting and/or consensual rights and powers accruing to the owner of the Pledged Securities or any part thereof for any purpose not inconsistent with the terms hereof and of the Credit Agreement.

                          (ii)   Any dividends or distributions of any kind
whatsoever received by the Pledgor, whether resulting from a subdivision, combination, or reclassification of the outstanding capital stock of the shares or received in exchange for the Pledged Securities or any part thereof or as a result of any merger, consolidation, acquisition, or other exchange of assets to which the shares may be a party, or otherwise, shall be and become part of the Pledged Securities pledged hereunder and shall immediately be delivered to the Agent to be held subject to the terms of this Agreement.

                          (iii)  The Agent shall execute and deliver to the
Pledgor, or cause to be executed and delivered to the Pledgor, all such proxies, powers of attorney and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the voting and/or consensual rights and powers which it is entitled to exercise pursuant to clause (i) above.

                 (b) Upon the occurrence and during the continuance of an Event of Default, all rights of the Pledgor to (i) exercise the voting and/or consensual rights and powers which it is entitled to exercise pursuant to
Section 4(a)(i) hereof and (ii) receive and retain dividends and distributions which the Pledgor would be entitled to receive and retain pursuant to Section 4(a)(ii), if any, shall cease and all such rights shall thereupon become vested in the Agent for the ratable benefit of the Lenders, which shall have the sole and exclusive right and authority to exercise such voting and/or consensual rights; provided, however, that to the extent any governmental consents or filings are required for the exercise by the Agent of any of the foregoing rights and powers, the Agent shall refrain from exercising such rights or powers until the making of such required filings, the receipt of such consents and the expiration of all related waiting periods.

                 5. Remedies Upon Default. (a) If an Event of Default shall have occurred and be continuing, the Agent may sell the Pledged Securities, or any part thereof, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Agent shall deem appropriate subject to the terms hereof or as otherwise provided in the New York Uniform Commercial Code. The Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Pledged Securities for their own account and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Agent shall have the right to assign, transfer, and deliver to the purchaser or purchasers thereof the Pledged Securities so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of the Pledgor.

                 (b) The Agent shall give the Pledgor 10 days' written notice of the Agent's intention to make any such public or private sale, or sale at any broker's board or on any such securities exchange, or of any other disposition of the Pledged Securities contemplated by Section 5(a). Such notice, in the case of public sale, shall state the time and place for such sale and, in the case of sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Pledged Securities, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places within the State of New York or California as the Agent may fix and shall state in the notice of such sale. At any such sale, the Pledged Securities, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Agent may (in its sole and absolute discretion) determine. The Agent shall not be obligated to make any sale of the Pledged Securities if it shall determine not to do so, regardless of the fact that notice of sale of the Pledged Securities may have been given. The Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case the sale of all or any part of the Pledged Securities is made on credit or for future delivery, the Pledged Securities so sold shall be retained by the Agent until the sale price is paid by the purchaser or purchasers thereof, but the Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Pledged Securities so sold and, in case of any such failure, such Pledged Securities may be sold again upon like notice. At any sale or sales made pursuant to this Section 5, the Agent may bid for or purchase, free from any claim or right of whatever kind, including any equity of redemption, of the Pledgor, any such demand, notice, claim, right or equity being hereby expressly waived and released, any or all of the Pledged Securities offered for sale, and may make any payment on the account thereof by using any claim for moneys then due and payable to the Agent by the Debtors or the Pledgor as a credit against the purchase price; and the Agent, upon compliance with the terms of sale, may hold, retain and dispose of the Pledged Securities without further accountability therefor to the Pledgor or any third party. The Agent shall in any such sale make no representations or warranties with respect to the Pledged Securities or any part thereof, and the Agent shall not be chargeable with any of the obligations or liabilities of the Pledgor with respect thereto. The Pledgor hereby agrees (i) it will indemnify and hold the Agent harmless from and against any and all claims with respect to the Pledged Securities asserted before the taking of actual possession or control of the Pledged Securities by the Agent pursuant to this Agreement or arising out of any act of, or omission to act on the part of, any party other than the Agent prior to such taking of actual possession or control by the Agent, or arising out of any act on the part of the Pledgor or its agents before or after the commencement of such actual possession or control by the Agent; and (ii) the Agent shall have no liability or obligation arising out of any such claim. As an alternative to exercising the power of sale herein conferred upon it, the Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Pledged Securities, or any portion thereof, pursuant to a judgment or decree of a court or courts having competent jurisdiction.

                 6. Application of Proceeds of Sale and Cash. The proceeds of sale of the Pledged Securities sold pursuant to Section 5 hereof shall be applied by the Agent (in such order as the Agent shall in its sole discretion determine) to the payment in full of the Obligations and the payment of costs incurred by the Agent while enforcing its rights pursuant to this Agreement.

                 7. Agent Appointed Attorney-in-Fact. Upon the occurrence of an Event of Default and during the continuance of an Event of Default, the Pledgor hereby appoints the Agent its attorney-in-fact for the purpose of carrying out the provisions of this Agreement and the pledge of the Pledged Securities hereunder and taking any action and executing any instrument which the Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Agent shall have the right and power to receive, endorse, and collect all checks and other orders for the payment of money made payable to the Pledgor representing any dividend or other distribution payable in respect of the Pledged Securities or any part thereof and to give full discharge for the same.

                 8. Securities Act, etc. In view of the position of the Pledgor in relation to the Pledged Securities, or because of other present or future circumstances, a question may arise under the Securities Act of 1933, as amended, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being hereinafter called the "Federal Securities Laws"), with respect to any disposition of the Pledged Securities permitted hereunder. The Pledgor understands that compliance with the Federal Securities Laws may very strictly limit the course of conduct of the Agent if the Agent were to attempt to dispose of all or any part of the Pledged Securities, and may also limit the extent to which or the manner in which any subsequent transferee of any Pledged Securities may dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Agent in any attempt to dispose of all or any part of the Pledged Securities under applicable "Blue Sky" or other state securities laws, or similar laws analogous in purpose or effect. Under applicable law, in the absence of an agreement to the contrary, the Agent may be held to have certain general duties and obligations to the Pledgor to make some effort towards obtaining a fair price even though the Obligations may be discharged or reduced by the proceeds of a sale at a lesser price. The Pledgor hereby agrees that the Agent shall not have any such general duty or obligation to it, and the Pledgor will not attempt to hold the Agent responsible for selling all or any part of the Pledged Securities at an inadequate price, even if the Agent shall accept the first offer received or does not approach more than one possible purchaser. Without limiting the generality of the foregoing, the provisions of this Section 8 would apply if, for example, the Agent were to place all or any part of the Pledged Securities for private placement by an investment banking firm, or if such investment banking firm purchased all or any part of the Pledged Securities for its own account, or if the Agent placed all or any part of the Pledged Securities privately with a purchaser or purchasers.

                 9. Termination. The pledge hereunder shall terminate when all of the Obligations and all amounts payable to the Guarantors under the Guaranty Agreement shall have been fully paid and the Commitments have terminated. At such time the Agent shall, at the sole cost and expense of the Pledgor, assign and deliver to the Pledgor, or to such person or persons as the Pledgor shall designate, against receipt, such of the Pledged Securities (if any) as shall not have been sold or otherwise applied by the Agent pursuant to the terms hereof and shall still be held by it hereunder, together with appropriate instruments of reassignment and release. Any such reassignment shall be without recourse upon or warranty by the Agent (except as to acts of the Agent or persons claiming through the Agent).

                 10. Notices. All demands, notices and other communications which any party hereto may desire or may be required to give to any other party hereunder shall be in writing (including telegraphic communication) and shall be mailed, telegraphed or delivered to such other party at its address on the signature pages hereto or to any such party at such other address as shall be designated by such party in a written notice to the other party, complying as to delivery with the terms of this Section 10. All such demands, notices and other communications shall be effective when received or five business days after mailing, whichever is earlier.

                 11. SERVICE OF PROCESS. THE PLEDGOR (A) HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE STATE COURTS OF THE STATE OF NEW YORK AND TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, FOR

THE PURPOSE OF ANY SUIT, ACTION, OR OTHER PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE SUBJECT MATTER HEREOF BROUGHT BY THE AGENT OR ITS SUCCESSORS OR ASSIGNS AND (B) HEREBY WAIVES, AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE, OR OTHERWISE, IN ANY SUCH SUIT, ACTION, OR PROCEEDING, ANY CLAIM THAT IT IS NOT SUBJECT PERSONALLY TO THE JURISDICTION OF THE ABOVE-NAMED COURTS, THAT ITS PROPERTY IS EXEMPT OR IMMUNE FROM ATTACHMENT OR EXECUTION, THAT THE SUIT, ACTION, OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION, OR PROCEEDING IS IMPROPER OR THAT THIS AGREEMENT OR THE SUBJECT MATTER HEREOF MAY NOT BE ENFORCED IN OR BY SUCH COURT, AND (C) HEREBY WAIVES IN ANY SUCH SUIT, ACTION, OR PROCEEDING ANY OFFSETS OR COUNTERCLAIMS WHICH ARE UNRELATED TO THE TRANSACTIONS CONTEMPLATED HEREIN. THE PLEDGOR HEREBY CONSENTS TO SERVICE OF PROCESS BY REGISTERED MAIL AT THE ADDRESS TO WHICH NOTICES ARE TO BE GIVEN. THE PLEDGOR AGREES THAT ITS SUBMISSION TO JURISDICTION AND ITS CONSENT TO SERVICE OF PROCESS BY MAIL IS MADE FOR THE EXPRESS BENEFIT OF THE LENDERS. FINAL JUDGMENT AGAINST THE PLEDGOR IN ANY SUCH SUIT, ACTION, OR PROCEEDING SHALL BE CONCLUSIVE, AND MAY BE ENFORCED IN OTHER JURISDICTIONS (A) BY SUIT, ACTION, OR PROCEEDING ON THE JUDGMENT, A CERTIFIED OR TRUE COPY OF WHICH SHALL BE CONCLUSIVE EVIDENCE OF THE FACT AND OF THE AMOUNT OF ANY INDEBTEDNESS OR LIABILITY OF THE PLEDGOR THEREIN DESCRIBED OR (B) IN ANY OTHER MANNER PROVIDED BY OR PURSUANT TO THE LAWS OF SUCH OTHER JURISDICTION; PROVIDED, HOWEVER, THAT THE AGENT MAY AT ITS OPTION BRING SUIT, OR INSTITUTE OTHER JUDICIAL PROCEEDINGS AGAINST THE PLEDGOR OR ANY OF ITS ASSETS IN ANY STATE OR FEDERAL COURT OF THE UNITED STATES OR OF ANY COUNTRY OR PLACE WHERE THE PLEDGOR OR SUCH ASSETS MAY BE FOUND. THE PLEDGOR FURTHER COVENANTS AND AGREES THAT SO LONG AS THIS AGREEMENT SHALL BE IN EFFECT, IT SHALL MAINTAIN A DULY APPOINTED AGENT FOR THE RECEIPT AND ACCEPTANCE ON ITS BEHALF OF SERVICE OF SUMMONS AND OTHER LEGAL PROCESSES, AND UPON FAILURE TO DO SO THE CLERK OF EACH COURT TO WHOSE JURISDICTION IT HAS SUBMITTED SHALL BE DEEMED TO BE ITS RESPECTIVE DESIGNATED AGENT UPON WHOM SUCH PROCESS MAY BE SERVED ON ITS BEHALF, AND NOTIFICATION BY THE ATTORNEY FOR THE PLAINTIFF, COMPLAINANT OR PETITIONER THEREIN BY MAIL.

                 12. WAIVER OF JURY TRIAL. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, THE PLEDGOR HEREBY WAIVES, AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, ACTION, OR

CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE SUBJECT MATTER HEREOF, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING OR WHETHER IN CONTRACT OR TORT OR OTHERWISE. THE PLEDGOR ACKNOWLEDGES THAT IT HAS BEEN INFORMED THAT THE PROVISIONS OF THIS SECTION 12 CONSTITUTE A MATERIAL INDUCEMENT UPON WHICH THE OTHER PARTIES HAVE RELIED, ARE RELYING AND WILL RELY IN ENTERING INTO THIS AGREEMENT. THE PARTIES HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 12 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PLEDGOR TO THE WAIVER OF ITS RIGHTS TO TRIAL BY JURY.

                 13. CHOICE OF LAW. THIS AGREEMENT AND ANY INSTRUMENT OR AGREEMENT REQUIRED HEREUNDER SHALL BE DEEMED TO BE MADE UNDER, SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

                 14. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                 15. Further Assurances. The Pledgor, at its own expense, will execute and deliver, from time to time, any and all further, or other, instruments, and perform such acts, as the Agent may reasonably request to effect the purposes of this Agreement and to secure to the Agent for the ratable benefit of the Lenders, the benefits of all rights, authorities, and remedies conferred upon the Agent and the Lenders by the terms of this Agreement.

                 16. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall constitute an original for all purposes, but all such counterparts taken together shall constitute the same instrument.

                 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


                                         METROMEDIA INTERNATIONAL GROUP, INC.



                                         By:________________________
                                            Name:
                                            Title:
                                            Address:



                                         CHEMICAL BANK



                                         By:_______________________
                                            Name:
                                            Title:
                                            Address:

                                                                      SCHEDULE 1



                               Pledged Securities



Stock Certificate No.            No. of Shares
---------------------            -------------

                                                                     EXHIBIT D-3


                      FORM OF SUBSIDIARY PLEDGE AGREEMENT


                                        PLEDGE AGREEMENT, dated as of November
                                  1, 1995 between [INSERT NAME OF SUBSIDIARY]
                                  (the "Pledgor") and CHEMICAL BANK, as Agent for the Lenders referred to herein (in such capacity, the "Agent").


                             Introductory Statement


                 Pursuant to a Credit, Security and Guaranty Agreement dated as of November 1, 1995 among Orion Pictures Corporation (the "Borrower"), the Corporate Guarantors referred to therein, the Lenders referred to therein and the Agent (said agreement as it may hereafter be amended, supplemented or otherwise modified, renewed or replaced from time to time in accordance with its terms being the "Credit Agreement"), the Lenders have agreed to make loans (the "Loans") to the Borrower.

                 The Pledgor owns beneficially and of record all of the issued and outstanding shares of the capital stock of each Subsidiary listed on
Schedule 1 hereto (being referred to herein as the "Pledged Affiliates").

                 In order to induce the Lenders to enter into the Credit Agreement and make the Loans to the Borrower and to secure the obligations of the Borrower under the Credit Agreement (such obligations of the Borrower being hereinafter referred to as the "Obligations"), the Pledgor is pledging to the Agent, for the ratable benefit of the Lenders, all of the issued and outstanding capital stock of the Pledged Affiliates, all as more fully set forth herein.

                 Accordingly, the parties hereto agree as follows (capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement):

                 1. Pledge. (a) As security for payment in full of the Obligations, the Pledgor hereby pledges, hypothecates, assigns, transfers, sets over and delivers unto the Agent, for the ratable benefit of the Lenders, and grants a security interest in (i) all the capital stock of each of the Pledged Affiliates which the Pledgor owns beneficially and of record, and (ii) all proceeds of such capital stock and all other securities or other property at any time and from time to time receivable or otherwise distributed in respect of or in exchange for any or all of such capital stock or additional securities. All items referred to in clauses (i) and (ii) of this Section 1 are hereinafter referred to collectively as the "Pledged Securities". (1)

                 (b) The Pledgor shall deliver to the Agent the certificates representing the Pledged Securities accompanied by undated stock powers executed in blank and by such other instruments or documents as the Agent or its counsel shall reasonably request.

                 2. Registration in Nominee Name; Denominations. The Agent shall have the right (in its sole and absolute discretion) to hold the certificates representing any Pledged Securities in its own name, the name of its nominee or in the name of the Pledgor, endorsed or assigned in blank or in favor of the Agent. Upon the occurrence and during the continuation of an Event of Default, the Agent shall have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

                 3. Pledgor's Representations, Warranties and Covenants. The Pledgor hereby represents and warrants to and/or covenants and agrees with the Agent as follows:

                          (i)     the Pledged Securities constitute 100% of the
issued and outstanding equity securities of each of the Pledged Affiliates;





____________________

(1) The Agent has the discretion to limit the Lien to 65% of the Pledged Securities of the capital stock of a Pledged Affiliate that is a foreign controlled subsidiary.

                          (ii)    the Pledged Securities are duly authorized,
validly issued, fully paid and non-assessable;

                          (iii)   there are no restrictions on the transfer of
the Pledged Securities other than as a result of the Credit Agreement or applicable securities laws or the regulations promulgated thereunder;

                          (iv)    the Pledgor has good title to the Pledged
Securities;

                          (v)     the Pledged Securities are not subject to any
prior liens or encumbrances;

                          (vi)    the Pledgor has the right to pledge the
Pledged Securities hereunder free of any encumbrances, and without the consent of the creditors of the Pledged Affiliates or any other person or any government agency whatsoever;

                          (vii)   the Pledgor has full power and authority to
execute, deliver and perform this Agreement and to pledge the Pledged Securities hereunder;

                          (viii)  the Pledgor will not take any action to allow
any additional equity securities of the Pledged Affiliates to be issued or grant any options or warrants, unless such securities are pledged to the Agent, for the ratable benefit of the Lenders, on terms satisfactory to the Agent as security for the Obligations;

                          (ix)    the execution, delivery and performance of
this Agreement will not violate any provision of law, administrative regulation, any order of any court or other agency of government, any provision of any indenture, agreement or other instrument to which the Pledgor is a party, or be in conflict with, result in a material breach of or constitute (with due notice and/or lapse of time) a material default under any such indenture, agreement or other instrument;

                          (x)     there are no pending legal or governmental
proceedings to which the Pledgor is a party or to which any of its properties is subject which will materially affect the Pledgor's ability to perform its obligations hereunder; and

                          (xi)    on the date hereof, the Pledged Securities
consist of the securities listed on Schedule 2.

                 4. Voting Rights; Dividends; etc. (a) Unless and until an Event of Default shall have occurred and be continuing:

                          (i)     The Pledgor shall be entitled to exercise any
and all voting and/or consensual rights and powers accruing to the owner of the Pledged Securities or any part thereof for any purpose not inconsistent with the terms hereof and of the Credit Agreement.

                          (ii)    Any dividends or distributions of any kind
whatsoever received by the Pledgor, whether resulting from a subdivision, combination, or reclassification of the outstanding capital stock of the shares or received in exchange for the Pledged Securities or any part thereof or as a result of any merger, consolidation, acquisition, or other exchange of assets to which the shares may be a party, or otherwise, shall be and become part of the Pledged Securities pledged hereunder and shall immediately be delivered to the Agent to be held subject to the terms of this Agreement.

                          (iii)   The Agent shall execute and deliver to the
Pledgor, or cause to be executed and delivered to the Pledgor, all such proxies, powers of attorney and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the voting and/or consensual rights and powers which it is entitled to exercise pursuant to clause (i) above.

                 (b) Upon the occurrence and during the continuance of an Event of Default, all rights of the Pledgor to (i) exercise the voting and/or consensual rights and powers which it is entitled to exercise pursuant to
Section 4(a)(i) hereof and (ii) receive and retain dividends and distributions which the Pledgor would be entitled to receive and retain pursuant to Section 4(a)(ii), if any, shall cease and all such rights shall thereupon become vested in the Agent for the ratable benefit of the Lenders, which shall have the sole and exclusive right and authority to exercise such voting and/or consensual rights; provided, however, that to the extent any governmental consents or filings are required for the exercise by the Agent of any of the foregoing rights and powers, the Agent shall refrain from

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exercising such rights or powers until the making of such required filings, the receipt of such consents and the expiration of all related waiting periods.

                 5. Remedies Upon Default. (a) If an Event of Default shall have occurred and be continuing, the Agent may sell the Pledged Securities, or any part thereof, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Agent shall deem appropriate subject to the terms hereof or as otherwise provided in the New York Uniform Commercial Code. The Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Pledged Securities for their own account and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Agent shall have the right to assign, transfer, and deliver to the purchaser or purchasers thereof the Pledged Securities so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of the Pledgor.

                 (b) The Agent shall give the Pledgor 10 days' written notice of the Agent's intention to make any such public or private sale, or sale at any broker's board or on any such securities exchange, or of any other disposition of the Pledged Securities contemplated by Section 5(a). Such notice, in the case of public sale, shall state the time and place for such sale and, in the case of sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Pledged Securities, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places within the State of New York or California as the Agent may fix and shall state in the notice of such sale. At any such sale, the Pledged Securities, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Agent may (in its sole and absolute discretion) determine. The Agent shall not be obligated to make any sale of the Pledged Securities if it shall determine not to do so, regardless of the fact that notice of sale of the Pledged Securities may have been given. The Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case the sale of all or any part of the Pledged Securities is made on credit or for future delivery, the Pledged Securities so sold shall be retained by the Agent until the sale price is paid by the purchaser or purchasers thereof, but the Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Pledged Securities so sold and, in case of any such failure, such Pledged Securities may be sold again upon like notice. At any sale or sales made pursuant to this
Section 5, the Agent may bid for or purchase, free from any claim or right of whatever kind, including any equity of redemption, of the Pledgor, any such demand, notice, claim, right or equity being hereby expressly waived and released, any or all of the Pledged Securities offered for sale, and may make any payment on the account thereof by using any claim for moneys then due and payable to the Agent by the Debtors or the Pledgor as a credit against the purchase price; and the Agent, upon compliance with the terms of sale, may hold, retain and dispose of the Pledged Securities without further accountability therefor to the Pledgor or any third party. The Agent shall in any such sale make no representations or warranties with respect to the Pledged Securities or any part thereof, and the Agent shall not be chargeable with any of the obligations or liabilities of the Pledgor with respect thereto. The Pledgor hereby agrees (i) it will indemnify and hold the Agent harmless from and against any and all claims with respect to the Pledged Securities asserted before the taking of actual possession or control of the Pledged Securities by the Agent pursuant to this Agreement or arising out of any act of, or omission to act on the part of, any party other than the Agent prior to such taking of actual possession or control by the Agent, or arising out of any act on the part of the Pledgor or its agents before or after the commencement of such actual possession or control by the Agent; and (ii) the Agent shall have no liability or obligation arising out of any such claim. As an alternative to exercising the power of sale herein conferred upon it, the Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Pledged Securities, or any portion thereof, pursuant to a judgment or decree of a court or courts having competent jurisdiction.

                 6. Application of Proceeds of Sale and Cash. The proceeds of sale of the Pledged Securities sold pursuant to Section 5 hereof shall be applied by the Agent (in such order as the Agent shall in its sole discretion determine) to the payment in full of the Obligations and the payment of costs incurred by the Agent while enforcing its rights pursuant to this Agreement.

                 7. Agent Appointed Attorney-in-Fact. Upon the occurrence of an Event of Default and during the continuance of an Event of Default, the Pledgor hereby appoints the Agent its attorney-in-fact for the purpose of carrying out the provisions of this Agreement and the pledge of the Pledged Securities hereunder and taking any action and executing any instrument which the Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Agent shall have the right and power to receive, endorse, and collect all checks and other orders for the payment of money made payable to the Pledgor representing any dividend or other distribution payable in respect of the Pledged Securities or any part thereof and to give full discharge for the same.

                 8. Securities Act, etc. In view of the position of the Pledgor in relation to the Pledged Securities, or because of other present or future circumstances, a question may arise under the Securities Act of 1933, as amended, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being hereinafter called the "Federal Securities Laws"), with respect to any disposition of the Pledged Securities permitted hereunder. The Pledgor understands that compliance with the Federal Securities Laws may very strictly limit the course of conduct of the Agent if the Agent were to attempt to dispose of all or any part of the Pledged Securities, and may also limit the extent to which or the manner in which any subsequent transferee of any Pledged Securities may dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Agent in any attempt to dispose of all or any part of the Pledged Securities under applicable "Blue Sky" or other state securities laws, or similar laws analogous in purpose or effect. Under applicable law, in the absence of an agreement to the contrary, the Agent may be held to have certain general duties and obligations to the Pledgor to make some effort towards obtaining a fair price even though the Obligations may be discharged or reduced by the proceeds of a sale at a lesser price. The Pledgor hereby agrees that the Agent shall not have any such general duty or obligation to it, and the Pledgor will not attempt to hold the Agent responsible for selling all or any part of the Pledged Securities at an inadequate price, even if the Agent shall accept the first offer received or does not approach more than one possible purchaser. Without limiting the generality of the foregoing, the provisions of this Section 8 would apply if, for example, the Agent were to place all or any part of the Pledged Securities for private placement by an investment banking firm, or if such investment banking firm purchased all or any part of the Pledged Securities for its own account, or if the Agent placed all or any part of the Pledged Securities privately with a purchaser or purchasers.

                 9. Termination. The pledge hereunder shall terminate when all of the Obligations and all amounts payable to the Guarantors under the Guaranty Agreement shall have been fully paid and the Commitments have terminated. At such time the Agent shall, at the sole cost and expense of the Pledgor, assign and deliver to the Pledgor, or to such person or persons as the Pledgor shall designate, against receipt, such of the Pledged Securities (if any) as shall not have been sold or otherwise applied by the Agent pursuant to the terms hereof and shall still be held by it hereunder, together with appropriate instruments of reassignment and release. Any such reassignment shall be without recourse upon or warranty by the Agent (except as to acts of the Agent or persons claiming through the Agent).

                 10. Notices. All demands, notices and other communications which any party hereto may desire or may be required to give to any other party hereunder shall be in writing (including telegraphic communication) and shall be mailed, telegraphed or delivered to such other party at its address on the signature pages hereto or to any such party at such other address as shall be designated by such party in a written notice to the other party, complying as to delivery with the terms of this Section 10. All such demands, notices and other communications shall be effective when received or five business days after mailing, whichever is earlier.

                 11. SERVICE OF PROCESS. THE PLEDGOR (A) HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE STATE COURTS OF THE STATE OF NEW YORK AND TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUIT, ACTION, OR OTHER PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE SUBJECT MATTER HEREOF BROUGHT BY THE AGENT OR ITS SUCCESSORS OR ASSIGNS AND (B) HEREBY WAIVES, AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE, OR OTHERWISE, IN ANY SUCH SUIT, ACTION, OR PROCEEDING, ANY CLAIM THAT IT IS NOT SUBJECT PERSONALLY TO THE JURISDICTION OF THE ABOVE-NAMED COURTS, THAT ITS PROPERTY IS EXEMPT OR IMMUNE FROM ATTACHMENT OR EXECUTION, THAT THE SUIT, ACTION, OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION, OR PROCEEDING IS IMPROPER OR THAT THIS AGREEMENT OR THE SUBJECT MATTER HEREOF MAY NOT BE ENFORCED IN OR BY SUCH COURT, AND (C) HEREBY WAIVES IN ANY SUCH SUIT, ACTION, OR PROCEEDING ANY OFFSETS OR COUNTERCLAIMS WHICH ARE UNRELATED TO THE TRANSACTIONS CONTEMPLATED HEREIN. THE PLEDGOR HEREBY CONSENTS TO SERVICE OF PROCESS BY REGISTERED MAIL AT THE ADDRESS TO WHICH NOTICES ARE TO BE GIVEN.
THE PLEDGOR AGREES THAT ITS SUBMISSION TO JURISDICTION AND ITS CONSENT TO SERVICE OF PROCESS BY MAIL IS MADE FOR THE EXPRESS BENEFIT OF THE LENDERS. FINAL JUDGMENT AGAINST THE PLEDGOR IN ANY SUCH SUIT, ACTION, OR PROCEEDING SHALL BE CONCLUSIVE, AND MAY BE ENFORCED IN OTHER JURISDICTIONS (A) BY SUIT, ACTION, OR PROCEEDING ON THE JUDGMENT, A CERTIFIED OR TRUE COPY OF WHICH SHALL BE CONCLUSIVE EVIDENCE OF THE FACT AND OF THE AMOUNT OF ANY INDEBTEDNESS OR LIABILITY OF THE PLEDGOR THEREIN DESCRIBED OR (B) IN ANY OTHER MANNER PROVIDED BY OR PURSUANT TO THE LAWS OF SUCH OTHER JURISDICTION; PROVIDED, HOWEVER, THAT THE AGENT MAY AT ITS OPTION BRING SUIT, OR INSTITUTE OTHER JUDICIAL PROCEEDINGS AGAINST THE PLEDGOR OR ANY OF ITS ASSETS IN ANY STATE OR FEDERAL COURT OF THE UNITED STATES OR OF ANY COUNTRY OR PLACE WHERE THE PLEDGOR OR SUCH ASSETS MAY BE FOUND. THE PLEDGOR FURTHER COVENANTS AND AGREES THAT SO LONG AS THIS AGREEMENT SHALL BE IN EFFECT, IT SHALL MAINTAIN A DULY APPOINTED AGENT FOR THE RECEIPT AND ACCEPTANCE ON ITS BEHALF OF SERVICE OF SUMMONS AND OTHER LEGAL PROCESSES, AND UPON FAILURE TO DO SO THE CLERK OF EACH COURT TO WHOSE JURISDICTION IT HAS SUBMITTED SHALL BE DEEMED TO BE ITS RESPECTIVE DESIGNATED AGENT UPON WHOM SUCH PROCESS MAY BE SERVED ON ITS BEHALF, AND NOTIFICATION BY THE ATTORNEY FOR THE PLAINTIFF, COMPLAINANT OR PETITIONER THEREIN BY MAIL.

                 12. WAIVER OF JURY TRIAL. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, THE PLEDGOR HEREBY WAIVES, AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE SUBJECT MATTER HEREOF, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING OR WHETHER IN CONTRACT OR TORT OR OTHERWISE. THE PLEDGOR ACKNOWLEDGES THAT IT HAS BEEN INFORMED THAT THE PROVISIONS OF THIS SECTION 12 CONSTITUTE A MATERIAL INDUCEMENT UPON WHICH THE OTHER PARTIES HAVE RELIED, ARE RELYING AND WILL RELY IN ENTERING INTO THIS AGREEMENT. THE PARTIES HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 12 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PLEDGOR TO THE WAIVER OF ITS RIGHTS TO TRIAL BY JURY.

                 13. CHOICE OF LAW. THIS AGREEMENT AND ANY INSTRUMENT OR AGREEMENT REQUIRED HEREUNDER SHALL BE DEEMED TO BE MADE UNDER, SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

                 14. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                 15. Further Assurances. The Pledgor, at its own expense, will execute and deliver, from time to time, any and all further, or other, instruments, and perform such acts, as the Agent may reasonably request to effect the purposes of this Agreement and to secure to the Agent for the ratable benefit of the Lenders, the benefits of all rights, authorities, and remedies conferred upon the Agent and the Lenders by the terms of this Agreement.

                 16. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall constitute an original for all purposes, but all such counterparts taken together shall constitute the same instrument.

                 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


                                         [NAME OF SUBSIDIARY]



                                         By:________________________
                                            Name:
                                            Title:
                                            Address:



                                         CHEMICAL BANK



                                         By:________________________
                                            Name:
                                            Title:
                                            Address:

                                                                      SCHEDULE 1



                               Pledged Affiliates

                                                                      SCHEDULE 2



                               Pledged Securities





Pledged Affiliate            Stock Certificate No.            No. of Shares
-----------------            ---------------------            -------------

                                                                     EXHIBIT D-4


                                    FORM OF
                        SUPPLEMENT NO. __ TO THE PLEDGE
                   AGREEMENT DATED AS OF NOVEMBER 1, 1995



                          WHEREAS, Orion Pictures Corporation, a Delaware
corporation (the "Borrower") is party to a Credit, Security and Guaranty Agreement dated as of November 1, 1995 (as such agreement may be amended, supplemented or otherwise modified, renewed or replaced from time to time, the "Credit Agreement") among the Borrower, the guarantors referred to therein, the lenders referred to therein (the "Lenders") and Chemical Bank as agent for the Lenders (in such capacity, the "Agent"). All terms not otherwise defined in this Pledge Agreement Supplement are used herein as defined in the Credit Agreement;

                          WHEREAS, the Pledgor is a party to a Pledge
Agreement, dated as of November 1, 1995 (as the same has been, or may hereafter be, amended or supplemented from time to time, the "Pledge Agreement");

                          WHEREAS, the Pledgor [HAS ACQUIRED OR HAS FORMED] a
Subsidiary (the "New Subsidiary") since the date of execution of the Pledge Agreement and the most recent Supplement thereto and the Pledgor desires to enter into this Supplement in order to pledge all of the equity securities of such New Subsidiary which the Pledgor now owns beneficially and of record;

                          WHEREAS, Pledgor owns beneficially and of record
[__%] of the issued and outstanding shares of the capital stock of the New Subsidiary;

                          THEREFORE,

                          A. The Pledgor does hereby pledge, hypothecate, assign, transfer, set over and deliver unto the Agent (for the benefit of the Lenders), a continuing security interest in the Pledged Securities (as such term is defined in the Pledge Agreement as supplemented hereby).

                          B. Each of Schedule 1 and Schedule 2 to the Pledge Agreement is hereby supplemented, effective as of the date hereof, so as to reflect the pledge of the equity securities of the New Subsidiary. Attached hereto is Schedule 1 and Schedule 2, each supplemented to reflect the pledge of the Pledged Securities of the New Subsidiary which Schedules shall supersede any prior Schedules so delivered.

                          Except as expressly supplemented hereby, the Pledge
Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Pledge Agreement, the terms "Agreement", "this Agreement", "this Pledge Agreement", "herein", "hereafter", "hereto", "hereof" and words of similar import, shall, unless the context otherwise requires, mean the Pledge Agreement as supplemented by this Supplement.

                          Except as expressly supplemented hereby, the Pledge
Agreement, all documents contemplated thereby and any previously executed Supplements thereto, are each hereby confirmed and ratified by the Pledgor.

                          The execution of this Supplement, and the addition of
the New Subsidiary to the Pledge Agreement are not intended by the parties to derogate from, or extinguish, any of the Agent's rights or remedies under (i) the Pledge Agreement and/or any agreement, amendment or supplement thereto or any other instrument executed by the Pledgor or (ii) any financing statement, continuation statement or other instrument executed by the Pledgor.

                          IN WITNESS WHEREOF, the Pledgor has caused this
Supplement No. ___ to the Pledge Agreement to be duly executed officer as of _____________, ____.

                                           ORION PICTURES CORPORATION


                                           By:_________________________
                                              Name:
                                              Title:


CHEMICAL BANK, as Agent


By:___________________________
    Name:
    Title:

Executed in
New York, New York
on _____________

                                                                      SCHEDULE 1



                                  Subsidiaries

                                    [REVISE]

                                                                      SCHEDULE 2


                               Pledged Securities

                                    [REVISE]

                                                                       EXHIBIT E


                        FORM OF SUBORDINATION AGREEMENT


                                        SUBORDINATION AGREEMENT dated as of
                                  November 1, 1995 (as amended, supplemented, otherwise modified, renewed or replaced from time to time, the "Subordination Agreement") among (i) Orion Pictures Corporation (the "Obligor"), (ii) Metromedia International Group, Inc., MetProductions, Inc. and Metromedia International Telecommunications,
                                  Inc., (collectively, the "Subordinated
                                  Creditors") and (iii) Chemical Bank, as agent for the Lenders referred to in the Credit Agreement (the "Agent").


                             Introductory Statement

                 Pursuant to the terms of a Credit, Security and Guaranty Agreement dated as of November 1, 1995 among the Obligor, the lenders referred to therein (the "Lenders"), and the Agent (the "Credit Agreement") the Lenders have agreed, subject to the terms and conditions thereof, to make loans (the "Loans") to the Obligor. The Credit Agreement, the Notes referred to therein, any Interest Rate Protection Agreement or Currency Agreement entered into with any Lender and the other documents, instruments and agreements contemplated thereby as they may be amended or otherwise modified from time to time, shall hereinafter be referred to as "Senior Obligation Documents". For purposes of this Subordination Agreement, unless otherwise defined herein, capitalized terms used herein shall have the meanings given to such terms in the Credit Agreement.

                 The Subordinated Creditors have previously made loans to the Obligor, and may from time to time hereafter make additional loans to the Obligor. The obligations of the Obligor to repay the principal amount of any loans and all interest thereon and all other amounts payable to the Subordinated

Creditors in connection therewith are hereinafter referred to as the "Subordinated Obligations". Any promissory note evidencing any such loan, any replacements or substitutes therefore and any other related agreement are hereinafter referred to as "Junior Obligation Documents".

                 In order to induce the Agent and the Lenders to enter into the Credit Agreement, the Subordinated Creditors have agreed, subject to the provisions of this Subordination Agreement, that the Subordinated Obligations shall be subordinate to the Senior Obligations (as hereinafter defined).

                 NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

                 1. Agreement to Subordinate. The Subordinated Creditors agree that the Subordinated Obligations are and shall be subordinate and subject in right of payment, to the extent and in the manner hereinafter set forth, to the prior payment in full of the Senior Obligations and that any guarantees, security interests, mortgages and other liens securing payment of the Subordinated Obligations are and shall be subordinate, to the fullest extent permitted by law and as hereinafter set forth, to any guarantees, security interests and mortgages and other liens securing payment of the Senior Obligations, notwithstanding the perfection, order of perfection or failure to perfect, any such security interest or other lien, or the filing or recording, order of filing or recording, or failure to file or record this Subordination Agreement or any instrument or other document in any filing or recording office in any jurisdiction. The term "Senior Obligations" shall mean all obligations of the Obligors under the Senior Obligation Documents including, without limitation, whether outstanding at the date hereof or hereafter incurred or created, all obligations to pay principal, premium, if any, interest (including, without limitation, interest accruing after the commencement of any bankruptcy, insolvency, reorganization or similar proceedings with respect to the Obligor, whether or not determined to be an allowed claim in any such proceeding), charges, costs, expenses and fees including, without limitation, the disbursements and reasonable fees of counsel to the Agent or the Lenders, all obligations to reimburse or indemnify the Agent and/or any Lender in any way, and all renewals, extensions, restructurings, refinancings or refunding of any indebtedness under the Senior Obligation Documents in the nature of a "workout" or otherwise.

                 The expressions "prior payment in full", "payment in full", "paid in full" or any other similar term(s) or phrase(s) when used herein with respect to Senior Obligation Documents shall mean the payment in full, in cash, of all of the Senior Obligations and the termination of the Commitments.

                 2. Restrictions on Payment of the Subordinated Obligations, etc. The Subordinated Creditors will not ask, demand, sue for, take or receive, directly or indirectly, from the Obligor or any affiliate thereof, in cash or other property, by set-off, by realizing upon collateral, by foreclosing on any lien or otherwise, by exercise of any remedies or rights under the Junior Obligation Documents or by executions, garnishments, levies, attachments or by any other action relating to the Subordinated Obligations, or in any other manner, payment of, or additional security for, all or any part of the Subordinated Obligations unless and until the Senior Obligations shall have been paid in full. The Obligor will not make any payment on any of the Subordinated Obligations, or take any other action, in contravention of the provisions of this Subordination Agreement. The Subordinated Creditors expressly agree that, unless and until such time as the Loans shall be accelerated, any payment in respect of the Subordinated Obligations which is not made in a timely manner by reason of the provisions of this Subordination Agreement shall be deemed to be deferred until such time as payment can be made in compliance with this Subordination Agreement and the Obligors shall not be in default under any of the Junior Obligation Documents by reason thereof.

                 Each Subordinated Creditor further acknowledges and agrees that it will not take any collateral of the Obligor unless and until the Senior Obligations have been paid in full.

                 3. Additional Provisions Concerning Subordination. The Subordinated Creditors and the Obligor agree as follows:

                 a. In the event of (i) any dissolution, winding up, liquidation or reorganization of the Obligor (whether voluntary or involuntary and whether in bankruptcy, insolvency or receivership proceedings, or upon an assignment for the benefit of creditors or proceedings for voluntary or involuntary liquidation, dissolution or other winding up of the Obligor, whether or not involving insolvency or bankruptcy, or any other marshalling of the assets and liabilities of the Obligor or otherwise); or (ii) any Event of Default (as such term is defined in the Credit Agreement) which has not been waived or cured or an event which with notice and/or passage of time would constitute an Event of Default (as such term is defined in the Credit Agreement) which has not been waived or cured, or acceleration of maturity regarding the Subordinated Obligations:

                        (1) all Senior Obligations shall first be paid to the Agent for the benefit of the Lenders in full before any payment or distribution is made upon the principal of or interest on or any fees, costs, charges or expenses in connection with the Subordinated Obligations, and before any other action described in Sections 2 and 4 hereof is taken by the Subordinated Creditors; and

                          (2) any payment or distribution of assets of the Obligor, whether in cash, property or securities to which the Subordinated Creditors would be entitled except for the provisions hereof, shall be paid or delivered by the Obligor, or any receiver, trustee in bankruptcy, liquidating trustee, disbursing agent, agent or other person making such payment or distribution, directly to the Agent for the benefit of the Lenders, to the extent necessary to pay in full all Senior Obligations remaining unpaid, after giving effect to any concurrent payment or distribution to the Agent for the benefit of the Lenders before any payment or distribution is made to the Subordinated Creditors;

                 b. In any proceeding referred to or resulting from any event referred to in subsection (a) of this Section 3 commenced by or against the
Obligor:

                          (1) the Agent may, and is hereby irrevocably authorized and empowered (in its own name or in the name of the Subordinated Creditors or otherwise), but shall have no obligation to, (i) demand, sue for,

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                 collect and receive every payment or distribution referred to in subsection (a) of this Section 3 and give acquittance therefor, (ii) file claims and proofs of claim in the name of the Subordinated Creditors in respect of the Subordinated Obligations, but only if the Subordinated Creditors have not filed any claims or proofs of claim with respect to the Subordinated Obligations before the expiration of the time to file such, and (iii) take such other action as the Agent may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of the Agent and the Lenders hereunder; and

                          (2) the Subordinated Creditors will duly and promptly take such action as the Agent may reasonably request to collect the Subordinated Obligations for the account of the Agent and to file appropriate claims or proofs of claim with respect thereto, to execute and deliver to the Agent such powers of attorney, assignments or other instruments as the Agent may request in order to enable it to enforce any and all claims with respect to the Subordinated Obligations, and to collect and receive any and all payments or distributions which may be payable or deliverable upon or with respect to the Subordinated Obligations;

                 c. All payments or distributions upon or with respect to the Subordinated Obligations which are received by the Subordinated Creditors contrary to the provisions of this Subordination Agreement shall be deemed to be the property of the Agent, shall be received in trust for the benefit of the Agent, shall be segregated from other funds and property held by the Subordinated Creditors and shall be forthwith paid over to the Agent for the benefit of the Lenders in the same form as so received (with any necessary endorsement) to be applied to the payment or prepayment of the Senior Obligations until the Senior Obligations shall have been paid in full;

                 d. The Subordinated Creditors hereby waive any requirement for marshalling of assets by the Agent in connection with any foreclosure of any lien of the Agent under the Senior Obligation Documents;

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                 e.  The Subordinated Creditors shall not take any action to impair or otherwise adversely affect the foreclosure of, or other realization of the Agent's rights under the Senior Obligation Documents; and

                 f. The Agent is hereby authorized to demand specific performance of this Subordination Agreement at any time when the Subordinated Creditors shall have failed to comply with any of the provisions of this Subordination Agreement, and the Subordinated Creditors hereby irrevocably waive any defense based on the adequacy of a remedy at law which might be asserted as a bar to such remedy of specific performance.

                 4. Subrogation. Subject to the payment in full of (x) all Senior Obligations and (y) the (i) subrogation rights of Metromedia Company and John W. Kluge under the Guaranty Agreement and (ii) the provisions of the Priority and Contribution Agreement to the extent of payments received by the Agent for application against the Senior Obligations which would be payable to the Subordinated Creditors for application against the Subordinated Obligations but for the provisions of this Subordination Agreement, the Subordinated Creditors shall be subrogated to the rights of the Agent and the Lenders to receive payments or distributions of cash, property or securities of the Obligor applicable to the Senior Obligations until the principal of (and premium, if any) and interest on the Subordinated Obligations shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the Agent and the Lenders of any cash, property or securities to which the Subordinated Creditors would be entitled except for the provisions of this Section, and no payments over to the Agent and the Lenders pursuant to the provisions of this Subordination Agreement by the Subordinated Creditor, shall, as between, the Obligor, its creditors other than the Agent and the Lenders, and the Subordinated Creditors, be deemed to be a payment by the Obligor to or on account of the Senior Obligations. The Subordinated Creditors agree that no payment or distribution to the Agent for the benefit of the Lenders pursuant to the provisions of this Subordination Agreement shall entitle the Subordinated Creditors to exercise any rights of subrogation in respect thereof until the Senior Obligations shall have been paid in full.

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                 5.  Assignment and Pledge of Subordinated Obligations.
As security for the payment of all Senior Obligations and for performance by the Subordinated Creditors of this Subordination Agreement, the Subordinated Creditors do hereby transfer, assign and pledge to the Agent for the benefit of the Lenders, and grant to the Agent for the benefit of the Lenders a security interest in, all right, title and interest of the Subordinated Creditors in and to the Subordinated Obligations together with any collateral security at any time held or received therefor, with all of the rights therein and thereto of the Subordinated Creditors including the right on the part of the Agent to collect and enforce the Subordinated Obligations by suit, proof of debt or claim in any proceeding under the Bankruptcy Code or any amendments thereto, or in any dissolution, insolvency, liquidation or other proceeding involving an adjustment of the indebtedness of the Obligor on the Subordinated Obligations or application of the assets of the Obligor to the payment in liquidation thereof, or otherwise. The Agent, in its own name or on behalf of the Subordinated Creditors as holder of the Subordinated Obligations, may accept or reject any plan of reorganization, readjustment, or compromise or otherwise.

                 The Subordinated Creditors and the Obligor further agree that at no time hereafter will any part of the Subordinated Obligations be represented by any negotiable instruments or other writings, unless such negotiable instruments or other writings are delivered to the Agent, duly endorsed, or assigned by the Subordinated Creditors, if payable to the Subordinated Creditors. In the event of the failure of the Subordinated Creditors to endorse said negotiable instruments or other writings, the Agent is hereby irrevocably constituted and appointed attorney-in-fact for the Subordinated Creditors with full power to make any such endorsements.

                 6. Legend. Each of the Subordinated Creditors and the Obligor will cause each promissory note evidencing any of the Subordinated Obligations, any replacement thereof and any mortgage or security document relating thereto to include or have endorsed thereon the following provision:

                          "The indebtedness evidenced or secured by this
                 instrument is subordinated to other indebtedness pursuant to, and to the extent provided in, and is otherwise subject to the terms of, the Subordination Agreement dated as of November 1, 1995 by and among (i) Orion Pictures Corporation, as Obligor, (ii) Metromedia International Group, Inc., MetProductions, Inc. and Metromedia International Telecommunications, Inc., as Subordinated Creditors and (iii) Chemical Bank, as Agent for the Lenders."

                 7. Negative Covenants of the Subordinated Creditors. So long as any of the Senior Obligations shall remain outstanding, the Subordinated Creditors will not, without the prior written consent of the Agent:

                 a. Sell, assign, pledge, encumber or otherwise dispose of any instrument evidencing the indebtedness owed to the Subordinated Creditors or any collateral securing the Subordinated Obligations unless such sale, assignment, pledge, encumbrance or other disposition is made expressly subject to this Subordination Agreement and the other party to such sale, assignment, pledge, encumbrance or other disposition consents in writing to be bound by the terms hereof;

                 b. Permit the terms of the Junior Obligation Documents or collateral securing any Subordinated Obligations to be changed in any way which would limit or impair these subordination provisions, increase the interest payable thereon, change any payment date thereunder or accept any collateral;

                 c. Declare all or any portion of the Subordinated Obligations due and payable prior to the date fixed therefor or realize upon, or otherwise exercise any remedies with respect to, any collateral securing the Subordinated Obligations or take any other action described in Section 2 hereof; or

                 d. Commence, or join with any creditor other than the Lenders in commencing any proceeding referred to in Section 3(a) hereof.

                 8. Obligations Unconditional. All rights and interests of the Agent and the Lenders hereunder, and all agreements and obligations of the Subordinated Creditors and the Obligor hereunder, shall remain in full force and effect irrespective of:

                 a. Any lack of validity or enforceability of any Senior Obligation Document or any other agreement or instrument relating thereto;

                 b. Any change in the time, manner or place of payment of, or in any other term of, all or any of the Senior Obligations, or any other amendment or waiver of or any consent to departure from any Senior Obligation Document;

                 c. Any exchange, release or nonperfection of any collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Senior Obligations;

                 d. Any other circumstances which might otherwise constitute a defense available to, or a discharge of, the Obligor in respect of the Senior Obligations or of the Subordinated Creditors or the Obligor in respect of this Subordination Agreement; or

                 e.  Further subordinate the Subordinated Obligations.

                 9. Additional Agreements and Waivers by the Subordinated Creditors. The Subordinated Creditors waive, to the fullest extent permitted by law, any right to request marshalling of assets or equitable subordination (whether under or pursuant to 11 U.S.C. Section 510 or otherwise) and any right to assert that the Agent or any Lender has in any way failed to comply with the provisions of the Uniform Commercial Code, including the provisions of Article 9 thereof.

                 10. Representations and Warranties. Each Subordinated Creditor hereby represents and warrants that:

                 a. such Subordinated Creditor has the power and authority and the legal right to execute and deliver, and to perform its obligations under, this Subordination Agreement, and has taken all necessary action to authorize the execution, delivery and performance of this Subordination Agreement;

                 b. this Subordination Agreement constitutes a legal, valid and binding obligation of such Subordinated Creditor enforceable in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors' rights generally, general equitable principles and an implied covenant of good faith and fair dealing;

                 c. the execution, delivery and performance of this Subordination Agreement will not violate in any material respect any provision of any Applicable Law or any agreement to which such Subordinated Creditor is a party;

                 d. no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any partner, stockholder or creditor of such Subordinated Creditor) is required in connection with the execution, delivery, performance, validity or enforceability of this Subordination Agreement;

                 e. no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of such Subordinated Creditor, threatened by or against such Subordinated Creditor with respect to this Subordination Agreement;

                 f. the agreements governing the Subordinated Obligations of such Subordinated Creditor do not and will not contain (i) any default which is triggered by (A) a default under any other agreements to which the Obligor is a party or (B) any other Indebtedness of the Obligor being declared due and payable prior to its stated maturity or
         (ii) without limiting clause (i) above, any covenants or events of default which are more strict than those contained in the Credit Agreement; and

                 g. such Subordinated Creditor is an Affiliate of the Obligors and the Subordinated Obligations are permitted by Section 6.1 of the Credit Agreement.

                 11. Present Subordinated Obligations. Each of the Subordinated Creditors hereby represents and warrants that the outstanding Subordinated Obligations as of the this date are $______.

                 12. Further Assurances. The Subordinated Creditors and the Obligor will, at their own expense and at any time and from time to time, promptly execute and deliver all further instruments and documents, and take all further action that the Agent may reasonably request, in order to perfect or otherwise protect any right or interest granted or purported to be granted hereby or to enable the Agent to exercise and enforce its rights and remedies hereunder. The Subordinated Creditors further authorize the Agent to file UCC financing statements and any amendments thereto or continuations thereof with regard to the Subordinated Obligations without the Subordinated Creditors' signatures.

                 13. Expenses. The Obligor agrees to pay to the Agent, upon demand, the amount of any and all reasonable expenses, including the reasonable fees and expenses of counsel for the Agent, which the Agent may incur in connection with the exercise or enforcement against the Subordinated Creditors of any of the rights or interests of the Agent or the Lenders hereunder.

                 14. Notice. All demands, notices and other communications which any party hereto may desire or may be required to give to any other party hereunder shall be in writing (including telegraphic communication) and shall be mailed, telecopied, telegraphed or delivered to such other party at its address as set forth on the signature pages hereof or to any such party at such other address as shall be designated by such party in a written notice to each other party, complying as to delivery with the terms of this Section 14. All such demands, notices, and other communications shall be effective when received.

                 15. SERVICE OF PROCESS. EACH OF THE SUBORDINATED CREDITORS AND THE OBLIGOR (A) HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE STATE COURTS OF THE STATE OF NEW YORK AND THE JURISDICTION OF THE UNITED STATE DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, FOR THE PURPOSE OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF OR BASED UPON THIS SUBORDINATION AGREEMENT OR THE SUBJECT MATTER HEREOF BROUGHT BY THE AGENT OR ITS SUCCESSORS OR ASSIGNS AND (B) HEREBY WAIVES AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE, OR OTHERWISE, IN ANY SUCH

SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT SUBJECT PERSONALLY TO THE JURISDICTION OF THE ABOVE-NAMED COURTS, THAT ITS PROPERTY IS EXEMPT OR IMMUNE FROM ATTACHMENT OR EXECUTION, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER OR THAT THIS SUBORDINATION AGREEMENT OR THE SUBJECT MATTER HEREOF MAY NOT BE ENFORCED IN OR BY SUCH COURT, AND (C) HEREBY WAIVES IN ANY SUCH ACTION, SUIT OR PROCEEDING ANY OFFSETS OR COUNTERCLAIMS (EXCEPT FOR COMPULSORY COUNTERCLAIMS). EACH OF THE SUBORDINATED CREDITORS AND THE OBLIGOR HEREBY CONSENTS TO SERVICE OF PROCESS BY REGISTERED MAIL AT THE ADDRESS TO WHICH NOTICES ARE TO BE GIVEN. EACH OF THE SUBORDINATED CREDITORS AND THE OBLIGOR AGREES THAT ITS SUBMISSION TO JURISDICTION AND ITS CONSENT TO SERVICE OF PROCESS BY MAIL IS MADE FOR THE EXPRESS BENEFIT OF THE AGENT. FINAL JUDGMENT AGAINST THE SUBORDINATED CREDITORS OR THE OBLIGOR IN ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE CONCLUSIVE, AND MAY BE ENFORCED IN OTHER JURISDICTIONS (A) BY SUIT, ACTION OR PROCEEDING ON THE JUDGMENT, A CERTIFIED OR TRUE COPY OF WHICH SHALL BE CONCLUSIVE EVIDENCE OF THE FACT AND OF THE AMOUNT OF ANY INDEBTEDNESS OR LIABILITY OF THE SUBORDINATED CREDITORS OR THE OBLIGOR THEREIN DESCRIBED OR (B) IN ANY OTHER MANNER PROVIDED BY OR PURSUANT TO THE LAWS OF SUCH OTHER JURISDICTION; PROVIDED, HOWEVER, THAT THE AGENT MAY AT ITS OPTION BRING SUIT, OR INSTITUTE OTHER JUDICIAL PROCEEDINGS AGAINST THE SUBORDINATED CREDITORS OR THE OBLIGOR OR ANY OF THEIR RESPECTIVE ASSETS IN ANY STATE OR FEDERAL COURT OF THE UNITED STATES OR OF ANY COUNTRY OR PLACE WHERE THE SUBORDINATED CREDITORS, THE OBLIGOR OR THEIR RESPECTIVE ASSETS MAY BE FOUND. EACH OF THE SUBORDINATED CREDITORS AND THE OBLIGOR FURTHER COVENANTS AND AGREES THAT SO LONG AS THIS SUBORDINATION AGREEMENT SHALL BE IN EFFECT, EACH SHALL MAINTAIN A DULY APPOINTED AGENT FOR THE RECEIPT AND ACCEPTANCE ON ITS BEHALF OF SERVICE OF SUMMONS AND OTHER LEGAL PROCESSES, AND UPON FAILURE TO DO SO THE CLERK OF EACH COURT TO WHOSE JURISDICTION IT HAS SUBMITTED SHALL BE DEEMED TO BE ITS RESPECTIVE DESIGNATED AGENT UPON WHOM SUCH PROCESS MAY BE SERVED ON ITS BEHALF, AND NOTIFICATION BY THE ATTORNEY FOR PLAINTIFF, COMPLAINANT OR PETITIONER THEREIN BY MAIL OR TELEGRAPH TO ANY SUBORDINATED CREDITOR OR THE OBLIGOR OF THE FILING OF EACH SUIT, ACTION OR PROCEEDING SHALL BE DEEMED SUFFICIENT NOTICE THEREOF.

                 16. WAIVER OF JURY TRIAL. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH PARTY

HERETO HEREBY WAIVES, AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS SUBORDINATION AGREEMENT OR THE SUBJECT MATTER HEREOF, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING OR WHETHER IN CONTRACT OR TORT OR OTHERWISE. EACH PARTY HERETO ACKNOWLEDGES THAT IT HAS BEEN INFORMED THAT THE PROVISIONS OF THIS SECTION 16 CONSTITUTE A MATERIAL INDUCEMENT UPON WHICH THE OTHER PARTIES HAVE RELIED, ARE RELYING AND WILL RELY IN ENTERING INTO THIS SUBORDINATION AGREEMENT. THE PARTIES HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 16 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF SUCH OTHER PARTY TO THE WAIVER OF ITS RIGHTS TO TRIAL BY JURY.

                 17.  Miscellaneous.

                 a. No amendment of any provision of this Subordination Agreement shall be effective unless it is in writing and signed by the Subordinated Creditors, the Obligor and the Agent, and no waiver of any Subordination Agreement, and no consent to any departure therefrom, shall be effective unless it is in writing and signed by the Agent, and any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                 b. No failure on the part of the Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

                 c. Any provision of this Subordination Agreement which is prohibited or unenforceable in any jurisdiction, shall, as to such jurisdiction, be ineffective to the extent of such prohibition or invalidity without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

                 d. This Subordination Agreement shall be binding on the Subordinated Creditors and the Obligor and their respective successors and assigns including, without limitation, any holders of the instruments evidencing the Subordinated Obligations.

                 e. This Subordination Agreement, and any modifications or amendments hereto, may be executed by one or more of the parties to this Subordination Agreement on any number of separate counterparts, and all said counterparts taken together shall be deemed to constitute one and the same instrument.

                 f. This Subordination Agreement and any supplement or agreement required hereunder shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws.



                 IN WITNESS WHEREOF, the parties hereto have executed this Subordination Agreement on the date first above written.


                                 OBLIGOR:

                                 ORION PICTURES CORPORATION

                                 By_________________________
                                   Name:
                                   Title:
                                   Address: 1888 Century Park East
                                            Los Angeles, CA 90067
                                            Attn: John W. Hester


                                 SUBORDINATED CREDITORS:


                                 METROMEDIA
                                 INTERNATIONAL GROUP, INC.

                                 By_________________________
                                   Name:
                                   Title:
                                   Address:

                                 METPRODUCTIONS, INC.


                                 By_________________________
                                   Name:
                                   Title:
                                   Address:


                                 METROMEDIA INTERNATIONAL
                                 TELECOMMUNICATIONS, INC.


                                 By_________________________
                                   Name:
                                   Title:
                                   Address:


                                 CHEMICAL BANK,
                                  as Agent


Executed in New York, New
York on ________, 1995

                                 By_________________________
                                   Name:
                                   Title:
                                   Address:  270 Park Avenue
                                             New York, NY  10172
                                             Attn: John J. Huber, III

                                             with a copy to:
                                             CBC-USA, Inc.
                                             1800 Century Park East
                                             Suite 400
                                             Los Angeles, CA 90067
                                             Attn:  Kenneth R. Wilson

                                                                       EXHIBIT F

                      FORM OF LABORATORY ACCESS LETTER

                                                 [DATE]


[ADDRESS TO LABORATORY]


         This letter will confirm the terms of an agreement among you (the "Laboratory"), [INSERT THE NAME OF THE CREDIT PARTY THAT HAS ACCESS RIGHTS TO THE PHYSICAL ELEMENTS OF THE PRODUCT LISTED ON SCHEDULE 1 HERETO] (the "Producer") and Chemical Bank as agent for the Lenders referred to in the Credit Agreement hereinafter defined (the "Agent") relating to the items of Product (the "Product") described on Schedule 1 hereto.

         Reference is hereby made to that certain Credit, Security, and Guaranty Agreement dated as of November 1, 1995 among [ORION PICTURES CORPORATION OR THE PRODUCER], [THE PRODUCER, AS A GUARANTOR,] the other guarantors named therein, the Lenders named therein and the Agent (as the same may be amended, supplemented or otherwise modified, renewed or replaced from time to time, the "Credit Agreement").

         The Laboratory now has or may have in its possession or under its control certain of the negatives, dupe negatives, fine grain prints, soundtracks, positive prints, video tape masters or other physical properties in connection with the Product, whether or not in completed form (all of the foregoing physical properties now or hereafter in the Laboratory's possession or control are herein collectively referred to as the "Physical Materials"). The Producer now possesses certain rights in connection with the Product and the Physical Materials, including, without limitation, rights of access with respect to the Physical Materials (the "Access Rights").

         For good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

         1. The Laboratory hereby agrees and confirms to the Agent that the Producer is entitled to exercise the Access Rights with respect to the Physical Materials. The Producer and the Agent hereby confirm to the Laboratory, and the Laboratory hereby acknowledges, that in order to secure the Producer's obligations under the Credit Agreement, the Producer has, pursuant to the Credit Agreement, inter alia, granted to the Agent (for the benefit of the Lenders) a security interest in and to the Producer's right, title and interest in and to personal property, including without limitation, the Access Rights.

         2. The parties hereto hereby agree that, upon written notice from the Agent to the Laboratory that the Agent (on behalf of the Lenders) has exercised its security interest with respect to Access Rights, the Laboratory shall accord to the Agent (or the Agent's successors or assigns) the non-exclusive right to exercise the Access Rights including, without limitation, the right to have access to the Physical Materials and to order and receive from the Laboratory (on the Laboratory's normal and customary terms) all materials and services customarily rendered or furnished by the Laboratory in connection with the Physical Materials.

         3. Laboratory and the other parties hereto hereby agree (a) that the Laboratory will not look to any party hereunder for payment of any charges incurred by any other person or entity with respect to the Product(s) or the Physical Materials (it being understood and agreed that all services or materials ordered by any party shall be at the sole cost and expense of the party ordering the same) and (b) that, except for liens within the limits provided in Paragraph 4: (i) the rights of any party hereunder (including, without limitation, Agent's non-exclusive right to exercise the Access Rights) shall not be affected, diminished, impeded or interfered with by reason of any failure of any other person or entity to pay for any charges which have heretofore been incurred or which may hereinafter be incurred in connection with the Product(s) or the Physical Materials, and (ii) any claim or lien which Laboratory may assert against any party hereto with respect to services or materials furnished or rendered by Laboratory at the request of such party with respect to the Product(s) or the Physical Materials will not interfere with any other party's rights of access with respect to the Physical Materials or other rights referred to hereunder.

         4. If the Laboratory shall have been notified by the Agent that an Event of Default (as defined in the Credit Agreement) has occurred and is continuing under the Credit Agreement, the parties hereto agree that they will not agree to alter, amend, supplement, terminate or replace the Access Rights without the prior written consent of Agent, and that the Physical Materials may not be released to any other entity (including another laboratory) without Agent's prior written consent.

             Kindly confirm your agreement to and acceptance of the foregoing by signing in the space provided below.

                                        Very truly yours,

                                        [PRODUCER]



                                        By:___________________________
                                           Name:
                                           Title:



AGREED AND ACCEPTED BY:

[LABORATORY]



By:_______________________
   Name:
   Title:



CHEMICAL BANK, as Agent


By:_______________________
   Name:
   Title:

                                                                       EXHIBIT G


                      FORM OF ASSIGNMENT AND ACCEPTANCE


                          Dated _____________, ____


                 Reference is made to the Credit, Security and Guaranty Agreement dated as of November 1, 1995 (as the same may be amended, supplemented or otherwise modified, renewed or replaced from time to time, the "Agreement") among ORION PICTURES CORPORATION (the "Borrower"), the guarantors named therein, the lenders named therein (the "Lenders") and Chemical Bank, as agent for the Lenders (in such capacity, the "Agent"). Terms defined in the Agreement are used herein with the same meaning.

                 ____________________ (the "Assignor") and ____________ (the
"Assignee") agree as follows:

                 1. The Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, an undivided _____% interest (1) in and to all the Assignor's rights and obligations under the Agreement as of the Effective Date (such term being used herein as hereinafter defined) (including, without limitation, such percentage interest in (a) the Commitment of the Assignor on the Effective Date, (b) the outstanding Loans owing to the Assignor on the Effective Date, together with all unpaid interest accrued to the Effective Date and (c) the Assignor's participation in outstanding Letters of Credit as of the Effective
Date) provided, however, it is expressly understood and agreed that (x) the Assignor is not assigning to the Assignee and the Assignor shall retain (i) all of the Assignor's rights under Section 2.4(g) and 2.13 of the Agreement with respect to any





____________________
(1) The amount of the Commitment to be assigned must be in the minimum principal amount as set forth in Section 12.3(b) of the Agreement.

cost, reduction or payment incurred or made prior to the Effective Date including, without limitation, the rights to indemnification and to reimbursement for taxes, costs and expenses and (ii) any and all amounts paid to the Assignor prior to the Effective Date and (y) both Assignor and Assignee shall be entitled to the benefits of Sections 12.4 and 12.5 of the Agreement.

                 2. The Assignor (i) represents that as of the date hereof (without giving effect to assignments thereof which have not yet become effective) its Percentage under the Agreement is _____%, its Commitment under the Agreement is $__________, the outstanding balance of its Loans is $___________, and its Pro Rata Share of the current L/C Exposure is $__________; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Agreement, the Fundamental Documents or any other instrument or document furnished pursuant thereto, other than that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any of the Credit Parties or the performance or observance by any of the Credit Parties of any of its obligations under the Agreement or any other instrument or document furnished pursuant thereto; and (iv) attaches the Notes held by it and requests that the Agent exchange such Notes for new Notes payable to the Assignor (if the Assignor has retained a Commitment under the Agreement) and new Notes payable to the Assignee, in the respective amount(s) which reflect the assignment being made hereby (and after giving effect to any other assignments which have become effective on the Effective Date).

                 3. The Assignee (i) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (ii) confirms that it has received a copy of the Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.1 thereof (or if no such statements have been delivered as of the date hereof, pursuant to Section
3.4 thereof) and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (iii) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Agreement or any other Fundamental Document; (iv) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Agreement as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (v) agrees that it will be bound by the provisions of the Agreement and will perform in accordance with their terms all the obligations which by the terms of the Agreement are required to be performed by it as a Lender; (vi) agrees that it will keep confidential all information with respect to the Credit Parties furnished to it by the Credit Parties or the Assignor (other than information generally available to the public or otherwise available to the Assignor on a non-confidential basis); and (vii) attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to the Assignee's exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Agreement or such other documents as are necessary to indicate that all such payments are subject to such tax at a rate reduced by any applicable tax treaty. (2)

                 4. The effective date for this Assignment and Acceptance shall be ________________ (the "Effective Date"). (3) Following the execution of this Assignment and Acceptance by the Assignee and the Assignor, it will be delivered to the Agent for acceptance and recording by the Agent pursuant to
Section 12.3 of the Agreement.





____________________
(2) If the Assignee is organized under the laws of a jurisdiction outside the United States.

(3) Such date shall be not earlier than five Business Days after the date of acceptance and recording by the Agent.

                 5. Upon such acceptance and recording, from and after the Effective Date, (i) the Assignee shall be a party to the Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and under the other Fundamental Documents and shall be bound by the provisions thereof and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Agreement (and if this Assignment and Acceptance covers all or the remaining portion of the Assignor's rights and obligations under the Agreement, the Assignor shall cease to be a party thereto).

                 6. Upon the acceptance and recording by the Agent, from and after the Effective Date, the Agent shall make all payments in respect of the interest assigned hereby (including payments of principal, interest, fees and other amounts) to the Assignee whether such amounts have accrued prior to the Effective Date or accrue subsequent to the Effective Date. The Assignor and Assignee shall make all appropriate adjustments in payments made by the Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.

                 7. THIS ASSIGNMENT AND ACCEPTANCE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK.

                 8. This Assignment and Acceptance may be executed in counterparts, each of which shall be deemed to constitute an original, but all of which when taken together shall constitute one and the same instrument.

                 IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be duly executed by their respective duly authorized officers.

                                  [NAME OF ASSIGNOR]


                                  By____________________________
                                    Name:
                                    Title:

                                  [NAME OF ASSIGNEE]


                                  By____________________________
                                    Name:
                                    Title:

CONSENTED TO:

CHEMICAL BANK, As Agent



By:_____________________
   Name:
   Title:77

                                                                       EXHIBIT I



                       FORM OF COMPLIANCE CERTIFICATE


                 THE UNDERSIGNED HEREBY CERTIFIES THAT:

                 1. I am the duly elected [INSERT TITLE OF AUTHORIZED OFFICER] of Orion Pictures Corporation (the "Borrower");

                 2. I have reviewed the terms of the Credit, Security and Guaranty Agreement dated as of November 1, 1995 (as the same may be amended, supplemented or otherwise modified, renewed or replaced from time to time, the "Credit Agreement"), among the Borrower, the Corporate Guarantors referred to therein, the Lenders referred to therein, and Chemical Bank as Agent and as Issuing Bank. The financial statements attached hereto fairly present the financial condition of the Parent and its Consolidated Subsidiaries, including the Borrower on a consolidated basis as at the dates indicated. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement.

                 3. The examinations described in paragraph (2) did not disclose the existence of any condition or event which constitutes an Event of Default or Default during, or at the end of, the accounting period covered by the attached financial statements or as of the date of this Certificate, except as set forth in paragraph (4) below;

                 4. In the course of the performance of my duties, I have made such examinations and investigations as are deemed necessary to express an informed opinion whether any condition or event which would constitute an Event of Default or Default. As of the date of this Certificate, I have no knowledge of any such condition or event, except as set forth below:

                 Describe below (or in a separate attachment to this Certificate) the exceptions, if any, to paragraphs (3) and (4) above by listing, in detail, the nature of each condition or event, the period during which it has existed and the action which the Borrower has taken, is taking, or proposes to take, with respect to each such condition or event:

________________________________________________________________________________
________________________________________________________________________________

                 5. Attached hereto, in reasonable detail, are the computations and comparisons required to demonstrate in detail compliance with the provisions of Sections 6.20, 6.22 and 6.23 of the Credit Agreement.

                 The foregoing certifications, together with the computations and comparisons set forth in the attachments hereto and the financial statements attached to this Certificate in support hereof, are made and delivered this _____ day of __________, pursuant to Section 5.1 of the Credit Agreement.


                                                   ORION PICTURES CORPORATION



                                                   By__________________________
                                                      Name:
                                                      Title:

                                  Attachments

                 1.       financial statements; and

                 2. the computations and comparisons (in reasonable detail) required to demonstrate compliance with the provisions of Sections 6.20, 6.22 and 6.23 of the Credit Agreement.

                                                                       EXHIBIT J

                     Form of Borrowing Base Certificate
                           as of ________________


                 The undersigned (the "Borrower") HEREBY CERTIFIES the following information as of __________, _____ pursuant to the Credit, Security and Guaranty Agreement dated as of November 1, 1995, among the Borrower, the guarantors named therein, the lenders named therein and Chemical Bank as Agent and as Issuing Bank, as the same may be amended, supplemented or otherwise modified from time to time (herein called the "Credit Agreement"), the defined terms therein being herein used with the same meanings:

ITEM (from detailed                        Amount           Advance                           Borrowing
schedules attached)                        $000's            Rate                                Base
                                           ------           ------                            ---------
a.     Other Receivables
       which are guaranteed
       by Metromedia                       ______x            100%   =                        _________

b.     Other Receivables
       which are supported
       by an Acceptable L/C                ______x            100%   =                        _________

c.     Domestic
       Receivables                         ______x             90%   =                        _________

d.     Foreign
       Receivables                         ______x             85%   =                        _________

e.     Other Receivables
       not included in
       item (a) or (b)
       above                               ______x             50%   =                        _________

f.     Library Credit                      ______x            100%   =                        _________

g.     Less Amounts
       Payable to Third
       Parties not Already
       Deducted                                                                               (________)

TOTAL BORROWING BASE
                                                                                              ==========

MINUS
-----

Outstanding Term Loans                                                                        _________



                                                            Total outstanding                 _________

                                                            Availability                      _________


       The Borrower has no reason to believe that the aggregate principal amount of all Term Loans outstanding as of the date of this certificate would exceed the Borrowing Base if such Borrowing Base was computed as of the date of this certificate.

       IN WITNESS WHEREOF, the undersigned has caused this certificate to be
executed this      day of         , ____



                                               ORION PICTURES CORPORATION



                                               By____________________________
                                                 Name:
                                                 Title:

                                                                       EXHIBIT K

                        FORM OF BORROWING CERTIFICATE


                 The undersigned HEREBY CERTIFIES with respect to the Borrowing to be made on the date indicated below pursuant to the Credit, Security and Guaranty Agreement dated as of November 1, 1995, among Orion Pictures Corporation (the "Borrower") the Corporate Guarantors named therein, the Lenders named therein and Chemical Bank as Agent and as Issuing Bank (as the same may be amended, supplemented or otherwise modified, renewed or replaced from time to time, the "Credit Agreement"; capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement) that:

                 (a) the representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof (except to the extent that such representations and warranties expressly relate to an earlier date) as if such representations and warranties had been made on and as of the date hereof;

                 (b) no Revolving Loan Default or Revolving Loan Event of Default has occurred or is continuing, nor shall any such event occur by reason of the making of the Loan(s) requested herein; and

                 (c) the Borrower requests [a] Loan(s) on the terms and conditions as stated in the Credit Agreement and the related Notes:

                          (i)  the requested Business Day of the Loan is
__________, ____; and

                          (ii) the type of Loan(s) requested, the amounts
                 thereof and the Interest Period(s), if a Eurodollar Loan is requested, are as follows:

                            TYPE                     INTEREST PERIOD                            AMOUNT
                            ----                     ---------------                            ------

         IN WITNESS WHEREOF, the undersigned has caused this certificate to be executed this __ day of ____________, ____.


                                                ORION PICTURES CORPORATION

                                                By:_________________________
                                                   Name:
                                                   Title:

                                                                       EXHIBIT L


                 FORM OF PRIORITY AND CONTRIBUTION AGREEMENT


                 This PRIORITY AND CONTRIBUTION AGREEMENT (as the same may be amended, supplemented or otherwise modified, renewed or replaced from time to time, the "Agreement") is entered into as of November 1, 1995 by and among Orion Pictures Corporation (the "Borrower"), Metromedia Company, a Delaware general partnership ("Metromedia"), John W. Kluge, a general partner of Metromedia ("Kluge"; together with Metromedia, the "Parent Guarantors") and the Corporate Guarantors which are party to the Credit Agreement (as hereinafter defined) (such Corporate Guarantors together with the Borrower being referred to herein collectively as the "Contributors" and individually as a "Contributor") for the purpose of establishing the respective rights and obligations of contribution among the Parent Guarantors and the Contributors in connection with the Credit Agreement and the Guaranty (as hereinafter defined). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement.


                                   Recitals


                 WHEREAS, the Contributors have entered into a Credit, Security and Guaranty Agreement dated as of November 1, 1995, with the lenders referred to therein (the "Lenders") and Chemical Bank, as Agent and as Issuing Bank (said agreement, as it may be amended, supplemented or otherwise modified, renewed or replaced from time to time in accordance with its terms being the "Credit Agreement"), pursuant to which (i) the Lenders have made available to the Borrower a $185,000,000 five-year secured credit facility consisting of a term loan of $135,000,000 and a revolving credit facility of $50,000,000 and
(ii) the Corporate Guarantors have guaranteed the Obligations (such term being used herein as defined in the Credit Agreement) of the Borrower;

                 WHEREAS, pursuant to the Credit Agreement, the Contributors have granted to the Agent for the benefit of the Lenders a security interest in the Collateral as security for their respective obligations under the Credit Agreement;

                 WHEREAS, pursuant to the Guaranty dated as of the date hereof, issued by each of the Parent Guarantors (the "Guaranty"), the Parent Guarantors have provided to the Agent for the benefit of the Lenders, an unconditional guaranty of payment of the Revolving Credit Loans;

                 WHEREAS, as a result of the transactions contemplated by the Credit Agreement, the Contributors and the Parent Guarantors will benefit, directly and indirectly, from the Obligations and in consideration thereof desire to enter into this Agreement to allocate such benefits among themselves and to provide a fair and equitable arrangement to make contributions in the event (i) any payment is made by a Contributor or Parent Guarantor under the Credit Agreement or the Guaranty or to otherwise satisfy any Obligations, or
(ii) the Agent (on behalf of the Lenders) exercises any right of set-off against any Contributor or Parent Guarantor or recourse against any of the Collateral owned by a Contributor (such payment or recourse being referred to herein as a "Contribution");

                 NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Contributors and the Parent Guarantors hereby agree as follows:

                 SECTION 1. Contribution. In the event any Parent Guarantor or Contributor makes any Contribution, such Parent Guarantor or Contributor shall be entitled to a contribution from certain other Contributors for all payments, damages and expenses incurred by such Parent Guarantor or Contributor in discharging any of the Obligations, in the manner and to the extent set forth in this Agreement. The amount of any Contribution under this Agreement shall be equal to the payment made by such Parent Guarantor or Contributor pursuant to the Credit Agreement or Guaranty or the fair saleable value of the Contributor's portion of the Collateral against which recourse is exercised, and shall be determined as of the date on which such payment is made or recourse is exercised, as the case may be.

                 SECTION 2. Parent Payment. In the event that either Parent Guarantor makes a Contribution (a "Parent Payment"):

                          (a) each of the Contributors hereby acknowledges that each Parent Guarantor shall be fully subrogated to the extent of such Parent Payment to all of the rights and remedies (including without limitation all of the security interests) of the Agent and the Lenders under all of the Fundamental Documents against each of the Contributors; and

                          (b) each of the Contributors agrees that it is jointly and severally liable to reimburse each Parent Guarantor in full, (together with interest calculated in accordance with the Credit Agreement) for any Parent Payment without regard to any rights (including, without limitation, those rights provided in this Agreement) that such Contributor may have against any other Contributor of the Obligations which might otherwise limit such Contributor's joint and several liability to reimburse each Parent Guarantor in full.

                 SECTION 3. Priority of Parent Guarantor. Each of the Contributors hereby agrees that all of the rights of each Parent Guarantor referred to in this Agreement shall have priority over any right of any Contributor, whether direct or indirect, by contribution, subrogation, reimbursement, indemnification or otherwise, to demand any payment, contribution or reimbursement whatsoever from any other Contributor until such time as any and all Parent Payments have been repaid to each Parent Guarantor in full and neither Parent Guarantor has any further obligations under the Parent Guaranty, and until such time as the Contributors shall not be entitled to exercise any such rights against any other Contributor. The forgoing shall not prevent the making of any payment otherwise permitted under the Fundamental Documents, including, without limitation, any Restricted Payment otherwise permitted thereunder.

                 SECTION 4. No Duty to Contributor. Except for duties expressly stated to be applicable to the Agent and the Lenders under the Fundamental Documents and non-waivable, mandatory duties imposed by law, each of the Contributors hereby acknowledges and agrees that (i) neither of the Parent Guarantors has any duties to any Contributor with respect to the method, manner and timing of the exercise or nonexercise of any of such Parent Guarantor's rights to recover payment of any Parent Payment and (ii) to the extent that any such duties may exist, they are hereby waived.

                 SECTION 5. Parent Guarantor's Right of Set-off. In the event that either Parent Guarantor makes any Parent Payment, each Parent Guarantor is hereby irrevocably authorized by each Contributor at any time and from time to time without notice to such Contributor, any such notice being hereby waived by such Contributor, to set off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by either Parent Guarantor to or for the credit or the account of such Contributor, or any part thereof in such amounts as either Parent Guarantor may elect, on account of the liabilities of such Contributor hereunder or under the Fundamental Documents and claims of every nature and description of either Parent Guarantor against such Contributor, in any currency, whether arising hereunder or otherwise, as either Parent Guarantor may elect, whether or not either Parent Guarantor has made any demand for payment and although such liabilities and claims may be contingent or unmatured. Each Parent Guarantor shall notify such Contributor promptly of any such set-off made by it and the application made by it of the proceeds thereof; provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Parent Guarantor under this
Section 5 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which either Parent Guarantor may have against any Contributor.


                 SECTION 6. Benefit Amount Defined. For purposes of this Agreement, the "Benefit Amount" of any Contributor as of any date of determination shall be the net value of the benefits to such Contributor from extensions of credit made by the Lenders to the Borrower under the Credit Agreement. Such benefits (collectively, the "Benefits") shall include, without limitation, benefits of funds constituting proceeds of Loans which are advanced to a Borrower by the Lenders and which are in turn advanced or contributed by the Borrower to such Contributor. In the case of any proceeds of Loans or Benefits advanced or contributed to, or received by, a Person (an "Owned Entity") any of the equity interests of which are owned directly or indirectly by a Contributor, the Benefit Amount of such Contributor with respect thereto shall be that portion of the net value of the benefits attributable to such proceeds of Loans or Benefits equal to the direct or indirect percentage ownership of such Contributor in its Owned Entity.

                 SECTION 7. Contribution Obligation. In the event that any of the Contributors (a "Corporate Contributor") is required to make a
Contribution:

                          (a) each such Corporate Contributor hereby waives any and all rights, whether direct or indirect, or by contribution, subrogation, reimbursement, indemnification or otherwise, to demand any payment, contribution or reimbursement whatsoever from either Parent Guarantor or its successors or assigns under the Guaranty as a result of such Contribution; and

                          (b) each other Contributor shall be liable to such Corporate Contributor in an amount equal to the greater of (A) the product of (i) a fraction the numerator of which is the Benefit Amount of such Contributor, and the denominator of which is the total amount of Obligations and (ii) the amount of Obligations paid by such Corporate Contributor and (B) 95% of the excess of the fair saleable value of the property of such Contributor over the total liabilities of such Contributor (including the maximum amount reasonably expected to become due in respect of contingent liabilities), as the case may be, determined as of the date on which the payment by a Corporate Contributor is deemed made for purposes of this Agreement or any recourse is exercised against a Corporate Contributor's portion of the Collateral, as the case may be (giving effect to all payments made by other Corporate Contributors and to the exercise of recourse against any other Corporate Contributor's portion of the Collateral as of such date in a manner to maximize the amount of such contributions).

                 SECTION 8. Allocation Among Multiple Corporate Contributors. In the event that at any time there exists more than one Corporate Contributor with respect to any Contribution (in any such case, the "Applicable Contribution"), then payment from other Corporate Contributors pursuant to this Agreement shall be allocated among such Corporate Contributors in proportion to the total amount of the Contribution made for or on account of the Borrower by each such Corporate Contributor pursuant to the Applicable Contribution. In the event that at any time any Contributor pays an amount under this Agreement in excess of the amount calculated pursuant to clause (b)(A) of Section 7 hereof, that Contributor shall be deemed to be a Corporate Contributor to the extent of such excess and shall be entitled to contribution from the other Contributors in accordance with the provisions of this Agreement.

                 SECTION 9. Subrogation. Any payments made hereunder by the Borrower shall be credited against amounts payable by the Borrower pursuant to any subrogation rights of the Contributors which received the payments under this Agreement.

                 SECTION 10. Preservation of Rights. This Agreement shall not limit any right which any Contributor may have against any other Person which is not a party hereto.

                 SECTION 11. Subsidiary Payment. The amount of contribution payable under this Agreement by any Contributor shall be reduced by the amount of any contribution paid hereunder by a guarantor of such Contributor.

                 SECTION 12. Equitable Allocation. If as a result of any reorganization, recapitalization, or other corporate change in the Borrower or any Affiliate or guarantor of the Borrower, or as a result of any amendment, waiver or modification of the terms and conditions governing the Credit Agreement or the Obligations, or for any other reason, the contributions under this Agreement become inequitable as between the Corporate Guarantors, the parties hereto shall promptly modify and amend this Agreement to provide for an equitable allocation of the contributions as between the Corporate Guarantors. Any of the foregoing modifications and amendments shall be in writing and signed by all parties hereto.

                 SECTION 13. Asset of Party to Which Contribution is Owing. The parties hereto acknowledge that the right to contribution hereunder shall constitute an asset in favor of the party to which such contribution is owing.

                 SECTION 14. Subordination. No payments payable by a Contributor pursuant to the terms hereof shall be paid until all Obligations then due and payable by the Borrower to any Lender, are paid in full in cash and the Commitments are terminated. Nothing contained in this Agreement shall affect the Obligations or the obligations of any party hereto to any Lender under the Credit Agreement or any other Fundamental Document.

                 SECTION 15. Non-Exclusivity. Notwithstanding anything in this Agreement to the contrary, the rights accorded to each Parent Guarantor hereunder shall be in addition to, and not in lieu of, any rights that either Parent Guarantor may have to be reimbursed for all Parent Payments at common law, in equity, by separate agreement or otherwise; provided, that none of such rights may be exercised until the Obligations have been fully satisfied, and all such rights are subject to the terms and provisions of the Fundamental Documents.

                 SECTION 16. Continued Effectiveness. The rights of each of the Parent Guarantor under this Agreement shall continue to be effective, or be reinstated, as the case may be, if any payment made hereunder, or any part thereof, on account of any of the Obligations is at any time rescinded or at any time must otherwise be restored or returned by either of the Parent Guarantors upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Contributor, or upon or as a result of the appointment or a receiver, intervenor or conservator of, or trustee or similar officer for, any Contributor or any substantial part of their property, or otherwise, all as though such payments had not been made.

                 SECTION 17. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                 SECTION 18. Successors and Assigns; Amendments. This Agreement shall be binding upon each party hereto and its respective successors and assigns and shall inure to the benefit of the parties hereto and their respective successors and assigns, and in the event of any transfer or assignment of rights by a Contributor, the rights and privileges herein conferred upon that Contributor shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and condition hereof. Each reference herein to any party hereto shall be deemed to include its successors and assigns, all of whom shall be bound and benefited by the provisions of this Agreement. Each Contributor agrees to cause any other guarantor or other obligor on all or any portion of the obligations guaranteed by the Parent Guarantor which is controlled by any Contributor or which becomes such a guarantor or obligor with the cooperation of any Contributor to enter into an agreement identical to this one with such other guarantor or obligor being defined as a "Contributor". Except as specifically required under Section 12 and as contemplated by the Instrument of Assumption and Joinder, this Agreement shall not be amended without the prior written consent of the Required Lenders.

                 SECTION 19. Termination. This Agreement shall remain in effect and shall not be terminated until the Credit Agreement, all amounts owed to the Parent Guarantors and this Agreement have been discharged or otherwise satisfied in accordance with its respective terms.

                 SECTION 20. CHOICE OF LAW. THIS AGREEMENT AND ANY INSTRUMENT OR AGREEMENT REQUIRED HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK.

                 SECTION 21. Counterparts. This Agreement, and any modifications or amendments hereto, may be executed in any number of counterparts, each of which when so executed and delivered shall constitute an original for all purposes, but all such counterparts taken together shall constitute one and the same instrument.

                 SECTION 22. Effectiveness. This Agreement shall become effective as to any party upon the execution hereof by such party and delivery of its executed counterpart to the Agent.

                 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first written above.

                                     ORION PICTURES CORPORATION


                                     By________________________
                                       Name:
                                       Title:

                                     CORPORATE GUARANTORS:


                                     BRIGHTON PRODUCTIONS, INC.
                                     BUCKMINSTER MUSIC LIMITED
                                     DONNA MUSIC PUBLICATIONS
                                     F.P. PRODUCTIONS
                                     MUSICWAYS, INC.
                                     OPC MUSIC PUBLISHING, INC.
                                     ORION HOME ENTERTAINMENT
                                       CORPORATION
                                     ORION MUSIC PUBLISHING, INC.
                                     ORION PICTURES DISTRIBUTION
                                       (CANADA) INC.
                                     ORION PICTURES DISTRIBUTION
                                       CORPORATION
                                     ORION PRODUCTIONS, INC.
                                     ORION TV PRODUCTIONS, INC.



                                     By_____________________________
                                       Name:
                                       Title:

                                       Address: 1888 Century Park East
                                                Los Angeles, CA 90067

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                                     MCEG STERLING ENTERTAINMENT
                                     MCEG STERLING PRODUCTIONS
                                     MCEG STERLING DEVELOPMENT
                                     MCEG STERLING COMPUTER SERVICES
                                     MCEG STERLING ADMINISTRATIONS


                                     By_____________________________
                                       Name:
                                       Title:

                                       Address: 1888 Century Park East
                                                Los Angeles, CA 90067



                                     PARENT GUARANTORS:


                                     METROMEDIA COMPANY, a general partnership


                                     By:____________________________
                                        Name:
                                        Title:

                                     _______________________________
                                     JOHN W. KLUGE

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                                                                       EXHIBIT M

                         FORM OF GUARANTY AGREEMENT


                                                 GUARANTY AGREEMENT, dated as of
                                           November 1, 1995 (as the same may be
                                           amended from time to time, the
                                           "Guaranty Agreement") among (i) JOHN
                                           W. KLUGE, an individual residing at
                                           c/o Metromedia Company, 215 E. 67th
                                           Street, New York, NY 10021
                                           ("Kluge"); (ii) METROMEDIA COMPANY,
                                           a Delaware general partnership
                                           ("Metromedia"; together with Kluge,
                                           the "Guarantors" or individually, a
                                           "Guarantor") and (iii) CHEMICAL
                                           BANK, a New York banking
                                           corporation, as agent for the
                                           Lenders referred to below (in such
                                           capacity, the "Agent").


                 Pursuant to the Credit, Security and Guaranty Agreement dated as of November 1, 1995 (as the same may be amended, supplemented, or otherwise modified, renewed or replaced from time to time, the "Credit Agreement") among Orion Pictures Corporation, a Delaware corporation (the "Borrower"), the Corporate Guarantors referred to therein, the Lenders referred to therein and Chemical Bank, as Issuing Bank and Agent, the Lenders have agreed to make Term Loans to the Borrower in an aggregate principal amount equal to $135,000,000 and to make Revolving Credit Loans to the Borrower in an aggregate principal amount outstanding at any one time not in excess of $50,000,000. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement.

                 As an inducement to the Lenders to make the Revolving Credit Loans and issue Letters of Credit to the Borrower, the Guarantors have agreed to guaranty such obligations of the Borrower to the extent and in accordance with the terms hereof.

                 Therefore, for good and valuable consideration, the receipt of which is hereby acknowledged by the Guarantors, the parties hereto agree as follows:

                 1.       GUARANTY

                 SECTION 1.1. Guaranty. (a) The Guarantors, jointly and severally, unconditionally and irrevocably guarantee the due and punctual payment by the Borrower, subject to Section 4.1, of all principal of and interest on the Revolving Credit Loans made and to be made by the Lenders to the Borrower, as and when such amounts shall become due and payable whether by scheduled maturity, acceleration or otherwise and any extensions or renewals thereof, reimbursement obligations in respect of Letters of Credit, related costs and attorney's fees, and all other monetary obligations of the Borrower to the Lenders, the Agent or the Issuing Bank under the Credit Agreement which directly relate or are properly allocable to the Revolving Credit Loans or the Letters of Credit (the "Guaranteed Obligations"). To the extent any amount is not clearly allocable to the Revolving Credit Loans or the Letters of Credit, the Agent shall allocate such amounts pro-rata based upon the then outstanding Term Loans and Revolving Credit Loans and L/C Exposure. The Guaranteed Obligations shall not include the Term Loans or interest and fees payable on the Term Loan.

                 (b) In furtherance of the provisions of this Guaranty Agreement, and not in limitation of any other right which the Lenders may have at law or in equity against the Borrower or any other guarantor of the Guaranteed Obligations, upon failure of the Borrower to pay any of the Guaranteed Obligations when and as the same shall become due, whether at maturity, by acceleration, after notice or otherwise, each Guarantor hereby promises to and will, upon receipt of written demand by the Agent on behalf of Lenders, forthwith pay or cause to be paid to the Agent on behalf of Lenders in cash an amount equal to the unpaid balance of the Guaranteed Obligations, subject always to the limitation set forth in Section 4.1 hereof.

                 (c) Each Guarantor, to the extent permitted by applicable law, waives presentation to, demand for payment from and protest to the Borrower and also waives notice of protest for nonpayment, notice of acceleration and notice of intent to





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accelerate.  The obligations of each Guarantor hereunder shall not be affected by (i) the failure of the Agent or any Lender to assert any claim or demand or to enforce any right or remedy against the Borrower or any other guarantor of the Guaranteed Obligations under the provisions of the Credit Agreement or any other agreement or otherwise; (ii) any extension or renewal of any provision hereof or thereof; (iii) any rescission, waiver, compromise, acceleration, amendment or modification of any of the terms or provisions of the Credit Agreement, the Revolving Credit Notes or any other agreement; (iv) the release, exchange, waiver or foreclosure of any security held by the Agent for the Guaranteed Obligations or any of them or (v) the failure of the Agent or any Lender to exercise any right or remedy against any other guarantor of the Guaranteed Obligations. Notwithstanding the foregoing, the consent of Metromedia shall be required prior to any written amendment, waiver or modification to the Credit Agreement.

                 (d) Each Guarantor further agrees that this guaranty is acontinuing guaranty and constitutes a guaranty of performance and of payment when due and not just of collection, and waives, to the extent permitted by applicable law, any right to require that any resort be had by the Agent or the Lenders to any security held for payment of the Guaranteed Obligations or to any balance of any deposit, account or credit on the books of the Agent or any Lender in favor of the Borrower or any other guarantor or to any other person.

                 (e) Each Guarantor hereby expressly assumes all responsibilities to remain informed of the financial condition of the Borrower and each other guarantor of the Guaranteed Obligations and any circumstances affecting the Collateral or the ability of the Borrower to perform under the Credit Agreement.

                 (f) This guaranty shall not be affected by the genuineness, validity, regularity or enforceability of the Guaranteed Obligations, the Revolving Credit Notes or any other instrument evidencing any of the Guaranteed Obligations, or by the existence, validity, enforceability, perfection or extent of any collateral therefor or by any other circumstance relating to the Guaranteed Obligations which might otherwise constitute a defense to the guaranty under this Guaranty Agreement. The Agent makes no representation or warranty in respect to any such





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circumstances nor has any duty or responsibility whatsoever to the Guarantors in respect to the management and maintenance of the Guaranteed Obligations or the Collateral.

                 SECTION 1.2. No Impairment of Guaranty. The obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including, without limitation, any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense (other than payment of the Guaranteed Obligations) or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Guaranteed Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by the failure of the Agent or any Lender to assert any claim or demand or to enforce any remedy hereunder or under the Credit Agreement or any other agreement, by any waiver or modification of any provision thereof, by any default, failure, or delay, willful or otherwise, in the performance of the Guaranteed Obligations, or by any other act or thing, or omission or delay to do any other act or thing, which may or might in any manner or to any extent vary the risk of the Guarantor or would otherwise operate as a discharge of the Guarantor as a matter of law, unless and until the Guaranteed Obligations are paid in full.

                 SECTION 1.3. Continuation and Reinstatement, etc. Each Guarantor further agrees that its or his, as the case may be, guaranty hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of principal of or interest on any Obligation is rescinded or must otherwise be restored by the Agent upon the bankruptcy or other reorganization of the Borrower or any other guarantor of the Guaranteed Obligations or otherwise.

                 SECTION 1.4. Subrogation. Subject to the prior final and indefeasible payment in full of all Obligations and to the extent of payments received by the Agent from a Guarantor on the Guaranteed Obligations, such

Guarantor shall be subrogated to the rights of the Agent and the Lenders to receive payments or distributions of cash, property or securities of the Borrower applicable to the Obligations; provided, however, that all such rights of subrogation shall be subordinated and junior in right of payment to the prior payment in full of the Obligations to the Agent and the Lenders in the manner and to the extent set forth in the Subordination Agreement, dated the date hereof, attached hereto as Exhibit 1 and the Priority and Contribution Agreement.

                 2.       REPRESENTATIONS AND WARRANTIES

                 Each Guarantor makes the following representations and warranties to the Lenders, all of which shall survive the execution and delivery of the Revolving Credit Notes and this Guaranty Agreement and the making of the loans evidenced and to be evidenced by the Revolving Credit
Notes:

                          (i) Metromedia is a Delaware general partnership whose general partners are Kluge and Stuart Subotnick.

                          (ii) Metromedia has been duly organized and is validly existing in good standing under the laws of its jurisdiction of organization.

                           (iii) The execution, delivery and performance of this Guaranty Agreement by the Guarantors (a) in the case of Metromedia, has been duly authorized by all necessary partnership action, (b) will not violate, or involve any of the Lenders in a violation of, any provision of applicable law or any order of any governmental authority or any judgment of any court applicable to the Guarantor his or its property, as the case may be, (c) will not violate any indenture, any agreement for borrowed money, any bond, note or other similar instrument or any other material agreement to which any Guarantor is a party or by which any Guarantor or any of its or his, as the case may be, property is bound, (d) will not be in conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under, any such indenture, agreement, bond, note, instrument or other material agreement and (e) will not result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any property or assets of any Guarantor other than pursuant to this Guaranty.

                          (iv) This Guaranty Agreement constitutes the legal, valid and binding obligation of the Guarantors, enforceable in accordance with its terms, subject (a) as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency and other laws affecting creditors' rights generally and to moratorium laws from time to time in effect,
                 (b) to general equitable principles which may limit the right to obtain the remedy of specific performance and (c) the qualification that the enforceability of indemnification provisions may be limited by applicable federal and state securities laws, rules and regulations.

                           (v) The Guarantors will realize a direct economic benefit as a result of the Loans being made to the Borrower pursuant to the Credit Agreement.

                            (vi) The net worth certificate as at November 1, 1995, in the form which the Guarantors have previously provided to the Lenders, fairly presents the minimum net worth of the Guarantors as at such date.

                 3.  COVENANT

                 SECTION 3.1. Net Worth Certificate. The Guarantors hereby agree to deliver to the Agent, within 90 days after the end of each fiscal year of the Borrower, a net worth certificate in the form previously delivered to the Lenders, certifying that Metromedia or Kluge and Stuart Subotnick have a net worth of at least $1,000,000,000.

                 4.  REDUCTION OF GUARANTEED OBLIGATIONS

                 SECTION 4.1. Reduction of Guaranteed Obligations. In the event that the Term Loans shall be completely repaid at or before December 31, 2000, then the maximum liability of the Guarantors pursuant to Section 1.1 hereof shall be limited to the amount, if any, by which the Guaranteed Obligations outstanding at December 31, 2000 (together related interest, fees and expenses) exceeds 66.67% of the amount of the Receivables Borrowing Base determined as of such date.

                 5.       MISCELLANEOUS

                 SECTION 5.1. Notices. Notices and other communications provided for herein shall be in writing and shall be delivered or mailed (or if by telecopier, delivered by such equipment) addressed, if to the Agent, to it at 270 Park Avenue, New York, New York 10017, Attn: John J. Huber, III, Telecopy No.: (212) 270-4711, with a copy to CBC-USA, Inc., 1800 Century Park East, Suite 400, Los Angeles, California 90067, Attn: Kenneth R. Wilson, Telecopy No.: (310) 788-5628 or if to Metromedia, to it at One Meadowlands Plaza, East Rutherford, New Jersey 07073, Attn: Arnold L. Wadler, Telecopy No.:
(201) 531-2803, or if to Kluge, to him at c/o Metromedia Company, 215 E. 67th Street, New York, NY 10021 or such other address as such party may from time to time designate by giving written notice to the other party hereunder. All notices and other communications given to any party hereto in accordance with the provisions of this Guaranty Agreement shall be deemed to have been given on the fifth Business Day after the date when sent by registered or certified mail, postage prepaid return receipt requested, if by mail, or when receipt is acknowledged, if by telecopier, in each case addressed to such party as provided in this Section 5.1 or in accordance with the latest unrevoked written direction from such party.

                 SECTION 5.2. Successors. Each reference herein to a party hereto shall be deemed to include their respective successors, assigns, heirs, executors, administrators and legal representatives including but not by way of limitation, any party in whose favor the provisions of the Revolving Credit Notes shall inure, all of whom shall be bound by the provisions of this Guaranty Agreement.

                 SECTION 5.3. SERVICE OF PROCESS. EACH GUARANTOR (I) HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE STATE COURTS OF THE STATE OF NEW YORK IN NEW YORK COUNTY AND TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, FOR THE PURPOSE OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF OR BASED UPON THIS GUARANTY AGREEMENT, OR THE SUBJECT MATTER HEREOF BROUGHT BY THE AGENT OR ITS SUCCESSORS OR ASSIGNS AND (II) HEREBY WAIVES, AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE, OR OTHERWISE, IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT HE OR IT, AS THE

CASE MAY BE, IS NOT SUBJECT PERSONALLY TO THE JURISDICTION OF THE ABOVE-NAMED COURTS, THAT HIS OR ITS, AS THE CASE MAY BE, PROPERTY IS EXEMPT OR IMMUNE FROM ATTACHMENT OR EXECUTION, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER, OR THAT THIS GUARANTY AGREEMENT OR THE SUBJECT MATTER HEREOF OR THEREOF MAY NOT BE ENFORCED IN OR BY SUCH COURT, AND (III) HEREBY AGREES NOT TO ASSERT ANY OFFSETS OR COUNTERCLAIMS (OTHER THAN COMPULSORY COUNTERCLAIMS) IN ANY SUCH ACTION, SUIT OR PROCEEDING. EACH GUARANTOR HEREBY CONSENTS TO SERVICE OF PROCESS BY CERTIFIED MAIL AT THE ADDRESS TO WHICH NOTICES ARE TO BE GIVEN, AND AGREES THAT THE SUBMISSION TO JURISDICTION AND THE CONSENT TO SERVICE OF PROCESS BY MAIL IS MADE FOR THE EXPRESS BENEFIT OF THE AGENT AND THE LENDERS. FINAL JUDGMENT AGAINST ANY GUARANTOR IN ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE CONCLUSIVE, AND MAY BE ENFORCED IN OTHER JURISDICTIONS (X) BY SUIT, ACTION OR PROCEEDING ON THE JUDGMENT, A CERTIFIED OR TRUE COPY OF WHICH SHALL BE CONCLUSIVE EVIDENCE OF THE FACT AND OF THE AMOUNT OF ANY INDEBTEDNESS OR LIABILITY OF SUCH GUARANTOR THEREIN DESCRIBED OR (Y) IN ANY OTHER MANNER PROVIDED BY, OR PURSUANT TO, THE LAWS OF SUCH OTHER JURISDICTION; PROVIDED, HOWEVER, THAT THE AGENT MAY AT ITS OPTION BRING SUIT OR INSTITUTE OTHER JUDICIAL PROCEEDINGS AGAINST A GUARANTOR OR ANY OF HIS OR ITS, AS THE CASE MAY BE, ASSETS IN ANY STATE OR FEDERAL COURT OF THE UNITED STATES OR OF ANY COUNTRY OR PLACE WHERE SUCH GUARANTOR OR SUCH ASSETS MAY BE FOUND.

                 SECTION 5.4. GOVERNING LAW. THIS GUARANTY AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                 SECTION 5.5. No Waiver, etc. Neither a failure nor a delay on the part of the Agent in exercising any right, power or privilege under this Guaranty Agreement shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of any right, power or privilege. The rights, remedies and benefits of the Agent herein expressly specified are cumulative and not exclusive of any other rights, remedies or benefits which it may have under this Guaranty Agreement, at law, in equity, by statute, or otherwise.

                 SECTION 5.6. Modification, etc. No modification, amendment or waiver of any provision of this Guaranty Agreement, nor the consent to any departure by a Guarantor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Agent and the Lenders, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on a Guarantor in any case shall entitle such Guarantor to any other or further notice or demand in the same, similar or other circumstances.

                 SECTION 5.7. Severability. If any one or more of the provisions contained in this Guaranty Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall in no way be affected or impaired thereby.

                 SECTION 5.8. Headings. Section headings used herein are for convenience of reference only and are not to affect the construction of, or be taken into consideration in interpreting, this Guaranty Agreement.

                 SECTION 5.9. WAIVER OF JURY TRIAL. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH GUARANTOR HEREBY WAIVES, AND COVENANTS THAT HE OR IT, AS THE CASE MAY BE, WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS GUARANTY AGREEMENT OR THE SUBJECT MATTER HEREOF, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING OR WHETHER IN CONTRACT OR TORT OR OTHERWISE. EACH GUARANTOR ACKNOWLEDGES THAT HE OR IT, AS THE CASE MAY BE, HAS BEEN INFORMED BY THE AGENT THAT THE PROVISIONS OF THIS
SECTION 5.9 CONSTITUTE A MATERIAL INDUCEMENT UPON WHICH THE LENDERS HAVE RELIED, ARE RELYING AND WILL RELY IN MAKING THE LOANS EVIDENCED BY THE REVOLVING CREDIT NOTES AND ENTERING INTO THIS GUARANTY AGREEMENT. THE AGENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 5.9 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH GUARANTOR TO THE WAIVER OF HIS OR ITS, AS THE CASE MAY BE, RIGHTS TO TRIAL BY JURY.

                 IN WITNESS WHEREOF, each of the Guarantor and the Agent has caused this Guaranty Agreement to be executed by its duly authorized officer, all as of the date first written above.


                                    METROMEDIA COMPANY, a general
                                      partnership



                                    By:___________________________
                                       Name:
                                       Title:


                                    ______________________________
                                             JOHN W. KLUGE


Executed by the Agent               CHEMICAL BANK
in New York, New York


                                    By:____________________________
                                       Name:
                                       Title:





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




                                                                       EXHIBIT N


                FORM OF INSTRUMENT OF ASSUMPTION AND JOINDER


                 Instrument of ASSUMPTION AND JOINDER AGREEMENT dated as of _________, ____ (the "Assumption Agreement") made by [INSERT NAME OF CREDIT PARTY] a [INSERT STATE OF INCORPORATION] corporation ("[INSERT ABBREVIATED NAME ["NAME"] OF CREDIT PARTY]") in favor of the lenders (the "Lenders") referred to in that certain Credit, Security and Guaranty Agreement dated as of November 1, 1995 (as the same may be amended, supplemented or otherwise modified, renewed or replaced from time to time, the "Credit Agreement"; capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement) among Orion Pictures Corporation, a Delaware corporation (the "Borrower"), the Corporate Guarantors referred to therein, the Lenders and Chemical Bank, as Agent and as Issuing Bank.


                             W I T N E S S E T H


                  [NAME] [EITHER (I) IS A RECENTLY FORMED [INSERT STATE OF INCORPORATION] CORPORATION OR (II) A FORMERLY INACTIVE SUBSIDIARY] and is a Subsidiary of the Borrower. Pursuant to Section 5.20 of the Credit Agreement, [NAME] is required to execute this document (as a [EITHER (I) NEWLY FORMED SUBSIDIARY OF THE BORROWER OR (II) A FORMERLY INACTIVE SUBSIDIARY OF THE BORROWER]).

                 NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt of which is hereby acknowledged, [NAME] hereby agrees as follows:

                 1.       Assumption and Joinder.

                          (a)  [NAME] hereby expressly confirms that it has
assumed, and hereby agrees to perform and observe, each and every one of the covenants, rights, promises, agreements, terms, conditions, obligations, appointments, duties and liabilities of (i) a Corporate Guarantor under the Credit Agreement, the Notes and all the other Fundamental Documents and (ii) a Contributor (as such term is defined in the Contribution Agreement) under the Contribution Agreement. By virtue of the foregoing, [NAME] hereby accepts and assumes any liability of (x) a Corporate Guarantor and/or a Credit Party related to each representation or warranty, covenant or obligation made by a Corporate Guarantor and/or a Credit Party in the Credit Agreement or any other document and hereby expressly affirms, on the date hereof, for the benefit of the Lenders, each of such representations, warranties, covenants and obligations and (y) a Contributor related to each covenant or obligation made by a Contributor in the Contribution Agreement and hereby expressly affirms, on the date hereof, each of such covenants and obligations.

                          (b)     All references to the term "Corporate
Guarantor" or "Credit Party" in the Credit Agreement or any other Fundamental Document, or in any document or instrument executed and delivered or furnished, or to be executed and delivered or furnished, in connection therewith shall be deemed to be references to, and shall include, [NAME].

                          (c)     All references to the term "Contributor" in
the Contribution Agreement, or in any document or instrument executed and delivered or furnished, or to be executed and delivered or furnished, in connection therewith shall be deemed to be references to, and shall include, [NAME].

                 2. Representations and Warranties. [NAME] hereby represents and warrants to the Lenders as follows:

                          (a)     [NAME] has the requisite corporate power and
authority to enter into this Assumption Agreement and to perform its obligations hereunder and under the Credit Agreement, the Contribution Agreement and the other Fundamental Documents. The execution, delivery and performance of this Assumption Agreement by [NAME] and the performance of its obligations under the Credit Agreement and the other Fundamental Documents have been duly authorized by the Board of Directors of [NAME] and no other corporate proceedings on the part of [NAME] are necessary to authorize the execution, delivery or performance of this Assumption Agreement, the transactions contemplated hereby or the performance of its obligations under the Credit Agreement or any other Fundamental Document. This Assumption Agreement has been duly executed and delivered by [NAME]. This Assumption Agreement and the Credit Agreement each constitutes a legal, valid and binding obligation of [NAME], enforceable against it in accordance with its terms, subject as to the enforcement of remedies, to applicable bankruptcy, insolvency and similar laws affecting creditors rights generally and to general principles of equity.

                          (b)     The representations and warranties set forth
in Article 3 of the Credit Agreement are true and correct on and as of the date hereof (except to the extent that such representations and warranties expressly relate to an earlier date) with the same effect as if made on and as of the date hereof.

                          (c)     The authorized capitalization of [NAME], the
number of shares of its capital stock outstanding on the date hereof, and the ownership of each outstanding capital stock is set forth on Schedule 1 hereto.

                          (d)     On the date hereof [NAME] has not done
business, is not doing business and does not intend to do business other than under its full corporate name, including, without limitation, under any trade name or other doing business name and is in good standing in all jurisdictions where the nature of its properties or business so requires.

                          (e)     The chief executive office of [NAME] is
located at [INSERT ADDRESS] Such office is the place where [NAME] is "located" for the purpose of the UCC and the Uniform Commercial Code in effect in the state in which [NAME] is so located, and the place where [NAME] keeps the records concerning the Collateral on the date hereof. The only places at which

[NAME] regularly keeps any goods included in the Collateral on the date hereof are the places listed on Schedule 2 hereto.

                 3. Further Assurances. At any time and from time to time, upon the Agent's request and at the sole expense of [NAME], [NAME] will promptly and duly execute and deliver any and all further instruments and documents and take such further action as the Agent reasonably deems necessary to effect the purposes of this Assumption Agreement.

                 4. Binding Effect; Assignment. This Assumption Agreement shall be binding upon [NAME] and shall inure to the benefit of the Lenders and their respective successors and assigns.

                 5. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK.

                 IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered by its duly authorized officer as of the date first above written.


                                    [NAME]


                                    By: _______________________________
                                        Name:
                                        Title:

                                 SCHEDULE 1

                           Capital Stock of [NAME]




Authorized capitalization:

Number of shares of capital stock
  outstanding:

Ownership of the outstanding
  capital stock:

                                 SCHEDULE 2

                           Location of Collateral

                                                                       EXHIBIT O



                        FORM OF NOTICE OF ASSIGNMENT
                        AND IRREVOCABLE INSTRUCTIONS




                         ORION PICTURES CORPORATION
                           1888 Century Park East
                           Los Angeles, CA  90067




                             As of _____________



[INSERT NAME AND ADDRESS OF ACCOUNT DEBTOR]


        Re:      [DESCRIBE AGREEMENT WITH ACCOUNT DEBTOR
                 (THE "AGREEMENT")]

Dear Sir or Madam:

                 The undersigned has created a security interest in its benefits and rights to receive payments under the Agreement referred to above, for the benefit of the Lenders party to that certain Credit, Security and Guaranty Agreement dated as of November 1, 1995 (as the same may be amended, supplemented or otherwise modified, renewed or replaced from time to time, the "Credit Agreement") among Orion Pictures Corporation (the "Company"), the Corporate Guarantors named therein, the Lenders named therein and Chemical Bank, as Agent and Issuing Bank.

                 The Company hereby irrevocably instructs and authorizes you to pay all monies from time to time owing or to become due from you to us pursuant to the Agreement as follows:

                 If by wire transfer, to:

                 Chemical Bank
                 Collection Account
                 for credit to Orion Pictures Corporation
                   Concentration Account
                 Account No. 144021927
                 ABA # 021000128





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                 If by mail or hand delivery, to:

                 Orion Pictures
                 Post Office Box 305050
                 Newark, New Jersey  07193-5050

                 This authority and instruction is coupled with an interest and may not be modified, terminated or revoked without the prior written consent of the Agent.

                 Upon the occurrence of an Event of Default (as such term is defined in the Credit Agreement), the Agent shall have the right to modify this authority and instruction by written notice to the parties hereto.

                 Please signify your acknowledgment hereof by signing and returning to the Agent at the address below the acknowledgment and confirmation as set out below.

                                             Very truly yours,

                                             ORION PICTURES CORPORATION


                                             By:___________________________
                                                Name:
                                                Title:


To:     Chemical Bank, as Agent
        c/o Morgan, Lewis & Bockius LLP
        101 Park Avenue
        New York, New York 10178-0060
        Attention:  Richard S. Petretti, Esq.



WE ACKNOWLEDGE RECEIPT, of the foregoing notice of irrevocable authority and instruction and undertake to comply with it. We hereby confirm and agree that all monies owing under the Agreement shall be paid immediately when they are due subject only to the Agreement between us and the Company.





                                      3

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Dated this ______ day of ______

[NAME OF ACCOUNT DEBTOR]



By:_________________________
   Name:
   Title:





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                                                                       EXHIBIT 1
                                                           TO GUARANTY AGREEMENT


                       FORM OF SUBORDINATION AGREEMENT


                                        SUBORDINATION AGREEMENT dated as of
                                  November 1, 1995 (as amended, supplemented, otherwise modified, renewed or replaced from time to time, the "Agreement") among (i) ORION PICTURES CORPORATION (the "Obligor"),
                                  (ii) METROMEDIA COMPANY, a Delaware general partnership ("Metromedia"), (iii) JOHN W. KLUGE, an individual residing at c/o Metromedia Company, 215 E. 67th Street, New York, NY 10021 ("Kluge"; together with Metromedia, the "Subordinated Creditors") and
                                  (iii) CHEMICAL BANK, as agent for the Lenders referred to in the Credit Agreement (the "Agent").


                           Introductory Statement

                 Pursuant to the terms of a Credit, Security and Guaranty Agreement dated as of November 1, 1995 among the Obligor, the lenders referred to therein (the "Lenders"), and the Agent (the "Credit Agreement") the Lenders have agreed, subject to the terms and conditions thereof, to make loans (the "Loans") to the Obligor. The Credit Agreement, the Notes referred to therein, any Interest Rate Protection Agreement or Currency Agreement entered into with any Lender and the other documents, instruments and agreements contemplated thereby as they may be amended or otherwise modified from time to time, shall hereinafter be referred to as "Senior Obligation Documents". For purposes of this Agreement, unless otherwise defined herein, capitalized terms used herein shall have the meanings given to such terms in the Credit Agreement.

                 The Subordinated Creditors have entered into a Guaranty Agreement dated the date hereof between the Subordinated

Creditors and the Agent pursuant to which the Subordinated Creditors have guaranteed certain obligations of the Obligor to the Lenders. Any obligation of the Obligor to repay or reimburse the Subordinated Creditors for amounts paid by the Subordinated Creditors in connection with the Guaranty Agreement whether arising by subrogation or otherwise are hereinafter referred to as the "Subordinated Obligations". Any document or instrument evidencing any obligation, any replacements or substitutes therefore and any other related agreement are hereinafter referred to as "Junior Obligation Documents".

                 In order to induce the Agent and the Lenders to enter into the Credit Agreement, the Subordinated Creditors have agreed, subject to the provisions of this Subordination Agreement, that the Subordinated Obligations shall be subordinate to the Senior Obligations (as hereinafter defined).

                 NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

                 1. Agreement to Subordinate. The Subordinated Creditors agree that the Subordinated Obligations are and shall be subordinate and subject in right of payment, to the extent and in the manner hereinafter set forth, to the prior payment in full of the Senior Obligations and that any guarantees, security interests, mortgages and other liens securing payment of the Subordinated Obligations are and shall be subordinate, to the fullest extent permitted by law and as hereinafter set forth, to any guarantees, security interests and mortgages and other liens securing payment of the Senior Obligations, notwithstanding the perfection, order of perfection or failure to perfect, any such security interest or other lien, or the filing or recording, order of filing or recording, or failure to file or record this Subordination Agreement or any instrument or other document in any filing or recording office in any jurisdiction. The term "Senior Obligations" shall mean all obligations of the Obligors under the Senior Obligation Documents including, without limitation, whether outstanding at the date hereof or hereafter incurred or created, all obligations to pay principal, premium, if any, interest (including, without limitation, interest accruing after the commencement of any bankruptcy, insolvency, reorganization or similar proceedings with respect to the





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Obligor, whether or not determined to be an allowed claim in any such proceeding), charges, costs, expenses and fees including, without limitation, the disbursements and reasonable fees of counsel to the Agent or the Lenders, all obligations to reimburse or indemnify the Agent and/or any Lender in any way, and all renewals, extensions, restructurings, refinancings or refunding of any indebtedness under the Senior Obligation Documents in the nature of a "workout" or otherwise.

                 The expressions "prior payment in full", "payment in full", "paid in full" or any other similar term(s) or phrase(s) when used herein with respect to Senior Obligation Documents shall mean the payment in full, in cash, of all of the Senior Obligations and the termination of the Commitments.

                 2. Restrictions on Payment of the Subordinated Obligations, etc. The Subordinated Creditors will not ask, demand, sue for, take or receive, directly or indirectly, from the Obligor or any affiliate thereof, in cash or other property, by set-off, by realizing upon collateral, by foreclosing on any lien or otherwise, by exercise of any remedies or rights under the Junior Obligation Documents or by executions, garnishments, levies, attachments or by any other action relating to the Subordinated Obligations, or in any other manner, payment of, or additional security for, all or any part of the Subordinated Obligations unless and until the Senior Obligations shall have been paid in full. The Obligor will not make any payment on any of the Subordinated Obligations, or take any other action, in contravention of the provisions of this Subordination Agreement. The Subordinated Creditors expressly agree that, unless and until such time as the Loans shall be accelerated, any payment in respect of the Subordinated Obligations which is not made in a timely manner by reason of the provisions of this Subordination Agreement shall be deemed to be deferred until such time as payment can be made in compliance with this Subordination Agreement and the Obligors shall not be in default under any of the Junior Obligation Documents by reason thereof.

                 Each Subordinated Creditor further acknowledges and agrees that it will not take any collateral of the Obligor unless and until the Senior Obligations have been paid in full.





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




                 3. Additional Provisions Concerning Subordination. The Subordinated Creditors and the Obligor agree as follows:

                 a. In the event of (i) any dissolution, winding up, liquidation or reorganization of the Obligor (whether voluntary or involuntary and whether in bankruptcy, insolvency or receivership proceedings, or upon an assignment for the benefit of creditors or proceedings for voluntary or involuntary liquidation, dissolution or other winding up of the Obligor, whether or not involving insolvency or bankruptcy, or any other marshalling of the assets and liabilities of the Obligor or otherwise); or (ii) any Event of Default (as such term is defined in the Credit Agreement) which has not been waived or cured or an event which with notice and/or passage of time would constitute an Event of Default (as such term is defined in the Credit Agreement) which has not been waived or cured, or acceleration of maturity regarding the Subordinated Obligations:

                        (1) all Senior Obligations shall first be paid to the Agent for the benefit of the Lenders in full before any payment or distribution is made upon the principal of or interest on or any fees, costs, charges or expenses in connection with the Subordinated Obligations, and before any other action described in Sections 2 and 4 hereof is taken by the Subordinated Creditors; and

                        (2) any payment or distribution of assets of the Obligor, whether in cash, property or securities to which the Subordinated Creditors would be entitled except for the provisions hereof, shall be paid or delivered by the Obligor, or any receiver, trustee in bankruptcy, liquidating trustee, disbursing agent, agent or other person making such payment or distribution, directly to the Agent for the benefit of the Lenders, to the extent necessary to pay in full all Senior Obligations remaining unpaid, after giving effect to any concurrent payment or distribution to the Agent for the benefit of the Lenders before any payment or distribution is made to the Subordinated Creditors;





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                 b.  In any proceeding referred to or resulting from any event referred to in subsection (a) of this Section 3 commenced by or against the
Obligor:

                          (1) the Agent may, and is hereby irrevocably authorized and empowered (in its own name or in the name of the Subordinated Creditors or otherwise), but shall have no obligation to, (i) demand, sue for, collect and receive every payment or distribution referred to in subsection (a) of this
                 Section 3 and give acquittance therefor, (ii) file claims and proofs of claim in the name of the Subordinated Creditors in respect of the Subordinated Obligations, but only if the Subordinated Creditors have not filed any claims or proofs of claim with respect to the Subordinated Obligations before the expiration of the time to file such, and (iii) take such other action as the Agent may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of the Agent and the Lenders hereunder; and

                          (2) the Subordinated Creditors will duly and promptly take such action as the Agent may reasonably request to collect the Subordinated Obligations for the account of the Agent and to file appropriate claims or proofs of claim with respect thereto, to execute and deliver to the Agent such powers of attorney, assignments or other instruments as the Agent may request in order to enable it to enforce any and all claims with respect to the Subordinated Obligations, and to collect and receive any and all payments or distributions which may be payable or deliverable upon or with respect to the Subordinated Obligations;

                 c. All payments or distributions upon or with respect to the Subordinated Obligations which are received by the Subordinated Creditors contrary to the provisions of this Subordination Agreement shall be deemed to be the property of the Agent, shall be received in trust for the benefit of the Agent, shall be segregated from other funds and property held by the Subordinated Creditors and shall be forthwith paid over to the Agent for the benefit of the Lenders in the same form as so received (with any necessary endorsement) to be applied to the





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payment or prepayment of the Senior Obligations until the Senior Obligations shall have been paid in full;

                 d. The Subordinated Creditors hereby waive any requirement for marshalling of assets by the Agent in connection with any foreclosure of any lien of the Agent under the Senior Obligation Documents;

                 e. The Subordinated Creditors shall not take any action to impair or otherwise adversely affect the foreclosure of, or other realization of the Agent's rights under the Senior Obligation Documents; and

                 f. The Agent is hereby authorized to demand specific performance of this Subordination Agreement at any time when the Subordinated Creditors shall have failed to comply with any of the provisions of this Subordination Agreement, and the Subordinated Creditors hereby irrevocably waive any defense based on the adequacy of a remedy at law which might be asserted as a bar to such remedy of specific performance.

                 4. Subrogation. Subject to the payment in full of all Senior Obligations to the extent of payments received by the Agent for application against the Senior Obligations which would be payable to the Subordinated Creditors for application against the Subordinated Obligations but for the provisions of this Subordination Agreement, the Subordinated Creditors shall be subrogated to the rights of the Agent and the Lenders to receive payments or distributions of cash, property or securities of the Obligor applicable to the Senior Obligations until the principal of (and premium, if any) and interest on the Subordinated Obligations shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the Agent and the Lenders of any cash, property or securities to which the Subordinated Creditors would be entitled except for the provisions of this Section, and no payments over to the Agent and the Lenders pursuant to the provisions of this Subordination Agreement by the Subordinated Creditor, shall, as between, the Obligor, its creditors other than the Agent and the Lenders, and the Subordinated Creditors, be deemed to be a payment by the Obligor to or on account of the Senior Obligations. The Subordinated Creditors agree that no payment or distribution to the Agent for the benefit of the Lenders pursuant to the





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provisions of this Subordination Agreement shall entitle the Subordinated
Creditors to exercise any rights of subrogation in respect thereof until the Senior Obligations shall have been paid in full.

                 5.  Assignment and Pledge of Subordinated Obligations.
As security for the payment of all Senior Obligations and for performance by the Subordinated Creditors of this Subordination Agreement, the Subordinated Creditors do hereby transfer, assign and pledge to the Agent for the benefit of the Lenders, and grant to the Agent for the benefit of the Lenders a security interest in, all right, title and interest of the Subordinated Creditors in and to the Subordinated Obligations together with any collateral security at any time held or received therefor, with all of the rights therein and thereto of the Subordinated Creditors including the right on the part of the Agent to collect and enforce the Subordinated Obligations by suit, proof of debt or claim in any proceeding under the Bankruptcy Code or any amendments thereto, or in any dissolution, insolvency, liquidation or other proceeding involving an adjustment of the indebtedness of the Obligor on the Subordinated Obligations or application of the assets of the Obligor to the payment in liquidation thereof, or otherwise. The Agent, in its own name or on behalf of the Subordinated Creditors as holder of the Subordinated Obligations, may accept or reject any plan of reorganization, readjustment, or compromise or otherwise.

                 The Subordinated Creditors and the Obligor further agree that at no time hereafter will any part of the Subordinated Obligations be represented by any negotiable instruments or other writings, unless such negotiable instruments or other writings are delivered to the Agent, duly endorsed, or assigned by the Subordinated Creditors, if payable to the Subordinated Creditors. In the event of the failure of the Subordinated Creditors to endorse said negotiable instruments or other writings, the Agent is hereby irrevocably constituted and appointed attorney-in-fact for the Subordinated Creditors with full power to make any such endorsements.

                 6. Legend. Each of the Subordinated Creditors and the Obligor will cause each promissory note evidencing any of the Subordinated Obligations, any replacement thereof and any





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




mortgage or security document relating thereto to include or have endorsed thereon the following provision:

                          "The indebtedness evidenced or secured by this
                 instrument is subordinated to other indebtedness pursuant to, and to the extent provided in, and is otherwise subject to the terms of, the Subordination Agreement dated as of November 1, 1995 by and among (1) Orion Pictures Corporation, as Obligor,
                 (ii) Metromedia Company, a Delaware general partnership, John
                 W. Kluge, as Subordinated Creditors and (iii) Chemical Bank, as Agent for the Lenders."

                 7. Negative Covenants of the Subordinated Creditors. So long as any of the Senior Obligations shall remain outstanding, the Subordinated Creditors will not, without the prior written consent of the Agent:

                 a. Sell, assign, pledge, encumber or otherwise dispose of any instrument evidencing the indebtedness owed to the Subordinated Creditors or any collateral securing the Subordinated Obligations unless such sale, assignment, pledge, encumbrance or other disposition is made expressly subject to this Subordination Agreement and the other party to such sale, assignment, pledge, encumbrance or other disposition consents in writing to be bound by the terms hereof;

                 b. Permit the terms of the Junior Obligation Documents or collateral securing any Subordinated Obligations to be changed in any way which would limit or impair these subordination provisions, increase the interest payable thereon, change any payment date thereunder or accept any collateral;

                 c. Declare all or any portion of the Subordinated Obligations due and payable prior to the date fixed therefor or realize upon, or otherwise exercise any remedies with respect to, any collateral securing the Subordinated Obligations or take any other action described in Section 2 hereof; or

                 d. Commence, or join with any creditor other than the Lenders in commencing any proceeding referred to in Section 3(a) hereof.





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                 8.  Obligations Unconditional.  All rights and interests of the Agent and the Lenders hereunder, and all agreements and obligations of the Subordinated Creditors and the Obligor hereunder, shall remain in full force and effect irrespective of:

                 a. Any lack of validity or enforceability of any Senior Obligation Document or any other agreement or instrument relating thereto;

                 b. Any change in the time, manner or place of payment of, or in any other term of, all or any of the Senior Obligations, or any other amendment or waiver of or any consent to departure from any Senior Obligation Document;

                 c. Subject to the terms of the Guaranty Agreement, any exchange, release or nonperfection of any collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Senior Obligations;

                 d. Any other circumstances which might otherwise constitute a defense available to, or a discharge of, the Obligor in respect of the Senior Obligations or of the Subordinated Creditors or the Obligor in respect of this Subordination Agreement; or

                 e.  Further subordinate the Subordinated Obligations.

                 9.    Additional Agreements and Waivers by the
Subordinated Creditors. The Subordinated Creditors waive, to the fullest extent permitted by law, any right to request marshalling of assets or equitable subordination (whether under or pursuant to 11 U.S.C. Section 510 or otherwise) and any right to assert that the Agent or any Lender has in any way failed to comply with the provisions of the Uniform Commercial Code, including the provisions of Article 9 thereof.

                 10. Representations and Warranties. Each Subordinated Creditor hereby represents and warrants that:

                 a. such Subordinated Creditor has the power and authority and the legal right to execute and deliver, and to perform its obligations under, this Subordination Agreement, and has taken all necessary action to authorize the execution, delivery and performance of this Subordination Agreement;

                 b. this Subordination Agreement constitutes a legal, valid and binding obligation of such Subordinated Creditor enforceable in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors' rights generally, general equitable principles and an implied covenant of good faith and fair dealing;

                 c. the execution, delivery and performance of this Subordination Agreement will not violate in any material respect any provision of any Applicable Law or any agreement to which such Subordinated Creditor is a party;

                 d. no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any partner, stockholder or creditor of such Subordinated Creditor) is required in connection with the execution, delivery, performance, validity or enforceability of this Subordination Agreement;





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                 e.  no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of such Subordinated Creditor, threatened by or against such Subordinated Creditor with respect to this Subordination Agreement;

                 f. the agreements governing the Subordinated Obligations of such Subordinated Creditor do not and will not contain (i) any default which is triggered by (A) a default under any other agreements to which the Obligor is a party or (B) any other Indebtedness of the Obligor being declared due and payable prior to its stated maturity or
         (ii) without limiting clause (i) above, any covenants or events of default which are more strict than those contained in the Credit Agreement; and

                 g. such Subordinated Creditor is an Affiliate of the Obligors and the Subordinated Obligations are permitted by Section 6.1 of the Credit Agreement.

                 11. Present Subordinated Obligations. Each of the Subordinated Creditors hereby represents and warrants that the outstanding Subordinated Obligations as of the this date are $______.

                 12. Further Assurances. The Subordinated Creditors and the Obligor will, at their own expense and at any time and from time to time, promptly execute and deliver all further instruments and documents, and take all further action that the Agent may reasonably request, in order to perfect or otherwise protect any right or interest granted or purported to be granted hereby or to enable the Agent to exercise and enforce its rights and remedies hereunder. The Subordinated Creditors further authorize the Agent to file UCC financing statements and any amendments thereto or continuations thereof with regard to the Subordinated Obligations without the Subordinated Creditors' signatures.

                 13. Expenses. The Obligor agrees to pay to the Agent, upon demand, the amount of any and all reasonable expenses, including the reasonable fees and expenses of counsel for the Agent, which the Agent may incur in connection with the exercise or enforcement against the Subordinated Creditors of any of the rights or interests of the Agent or the Lenders hereunder.

                 14. Notice. All demands, notices and other communications which any party hereto may desire or may be required to give to any other party hereunder shall be in writing (including telegraphic communication) and shall be mailed, telecopied, telegraphed or delivered to such other party at its address as set forth on the signature pages hereof or to any such party at such other address as shall be designated by such party in a written notice to each other party, complying as to delivery with the terms of this Section 14. All such demands, notices, and other communications shall be effective when received.

                 15. SERVICE OF PROCESS. EACH OF THE SUBORDINATED CREDITORS AND THE OBLIGOR (A) HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE STATE COURTS OF THE STATE OF NEW YORK AND THE JURISDICTION OF THE UNITED STATE DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, FOR THE PURPOSE OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF OR BASED UPON THIS SUBORDINATION AGREEMENT OR THE SUBJECT MATTER HEREOF BROUGHT BY THE AGENT OR ITS SUCCESSORS OR ASSIGNS AND (B) HEREBY WAIVES AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE, OR OTHERWISE, IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT SUBJECT PERSONALLY TO THE JURISDICTION OF THE ABOVE-NAMED COURTS, THAT ITS PROPERTY IS EXEMPT OR IMMUNE FROM ATTACHMENT OR EXECUTION, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER OR THAT THIS SUBORDINATION AGREEMENT OR THE SUBJECT MATTER HEREOF MAY NOT BE ENFORCED IN OR BY SUCH COURT, AND (C) HEREBY WAIVES IN ANY SUCH ACTION, SUIT OR PROCEEDING ANY OFFSETS OR COUNTERCLAIMS (EXCEPT FOR COMPULSORY COUNTERCLAIMS). EACH OF THE SUBORDINATED CREDITORS AND THE OBLIGOR HEREBY CONSENTS TO SERVICE OF PROCESS BY REGISTERED MAIL AT THE ADDRESS TO WHICH NOTICES ARE TO BE GIVEN. EACH OF THE SUBORDINATED CREDITORS AND THE OBLIGOR AGREES THAT ITS SUBMISSION TO JURISDICTION AND ITS CONSENT TO SERVICE OF PROCESS BY MAIL IS MADE FOR THE EXPRESS BENEFIT OF THE AGENT. FINAL JUDGMENT AGAINST THE SUBORDINATED CREDITORS OR THE OBLIGOR IN ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE CONCLUSIVE, AND MAY BE ENFORCED IN OTHER JURISDICTIONS (A) BY SUIT, ACTION OR PROCEEDING ON THE JUDGMENT, A CERTIFIED OR TRUE COPY OF WHICH SHALL BE CONCLUSIVE EVIDENCE OF THE FACT AND OF THE AMOUNT OF ANY INDEBTEDNESS OR LIABILITY OF THE

SUBORDINATED CREDITORS OR THE OBLIGOR THEREIN DESCRIBED OR (B) IN ANY OTHER MANNER PROVIDED BY OR PURSUANT TO THE LAWS OF SUCH OTHER JURISDICTION; PROVIDED, HOWEVER, THAT THE AGENT MAY AT ITS OPTION BRING SUIT, OR INSTITUTE OTHER JUDICIAL PROCEEDINGS AGAINST THE SUBORDINATED CREDITORS OR THE OBLIGOR OR ANY OF THEIR RESPECTIVE ASSETS IN ANY STATE OR FEDERAL COURT OF THE UNITED STATES OR OF ANY COUNTRY OR PLACE WHERE THE SUBORDINATED CREDITORS, THE OBLIGOR OR THEIR RESPECTIVE ASSETS MAY BE FOUND. EACH OF THE SUBORDINATED CREDITORS AND THE OBLIGOR FURTHER COVENANTS AND AGREES THAT SO LONG AS THIS SUBORDINATION AGREEMENT SHALL BE IN EFFECT, EACH SHALL MAINTAIN A DULY APPOINTED AGENT FOR THE RECEIPT AND ACCEPTANCE ON ITS BEHALF OF SERVICE OF SUMMONS AND OTHER LEGAL PROCESSES, AND UPON FAILURE TO DO SO THE CLERK OF EACH COURT TO WHOSE JURISDICTION IT HAS SUBMITTED SHALL BE DEEMED TO BE ITS RESPECTIVE DESIGNATED AGENT UPON WHOM SUCH PROCESS MAY BE SERVED ON ITS BEHALF, AND NOTIFICATION BY THE ATTORNEY FOR PLAINTIFF, COMPLAINANT OR PETITIONER THEREIN BY MAIL OR TELEGRAPH TO ANY SUBORDINATED CREDITOR OR THE OBLIGOR OF THE FILING OF EACH SUIT, ACTION OR PROCEEDING SHALL BE DEEMED SUFFICIENT NOTICE THEREOF.

                 16. WAIVER OF JURY TRIAL. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH PARTY HERETO HEREBY WAIVES, AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS SUBORDINATION AGREEMENT OR THE SUBJECT MATTER HEREOF, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING OR WHETHER IN CONTRACT OR TORT OR OTHERWISE.
EACH PARTY HERETO ACKNOWLEDGES THAT IT HAS BEEN INFORMED THAT THE PROVISIONS OF THIS SECTION 16 CONSTITUTE A MATERIAL INDUCEMENT UPON WHICH THE OTHER PARTIES HAVE RELIED, ARE RELYING AND WILL RELY IN ENTERING INTO THIS SUBORDINATION AGREEMENT. THE PARTIES HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 16 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF SUCH OTHER PARTY TO THE WAIVER OF ITS RIGHTS TO TRIAL BY JURY.

                 17.  Miscellaneous.

                 a. No amendment of any provision of this Subordination Agreement shall be effective unless it is in writing and signed by the Subordinated Creditors, the Obligor and the Agent, and no waiver of any Subordination Agreement, and no consent to any departure therefrom, shall be effective unless it is in writing and signed by the Agent, and any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                 b. No failure on the part of the Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

                 c. Any provision of this Subordination Agreement which is prohibited or unenforceable in any jurisdiction, shall, as to such jurisdiction, be ineffective to the extent of such prohibition or invalidity without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

                 d. This Subordination Agreement shall be binding on the Subordinated Creditors and the Obligor and their respective successors and assigns including, without limitation, any holders of the instruments evidencing the Subordinated Obligations.

                 e. This Subordination Agreement, and any modifications or amendments hereto, may be executed by one or more of the parties to this Subordination Agreement on any number of separate counterparts, and all said counterparts taken together shall be deemed to constitute one and the same instrument.

                 f. This Subordination Agreement and any supplement or agreement required hereunder shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws.


                 IN WITNESS WHEREOF, the parties hereto have executed this Subordination Agreement on the date first above written.


                                    OBLIGOR:

                                    ORION PICTURES CORPORATION

                                    By_________________________
                                      Name:
                                      Title:
                                      Address:  1888 Century Park East
                                                Los Angeles, CA 90067
                                                Attn: John W. Hester

                                                with a copy to:

                                                Paul, Weiss, Rifkind,
                                                Wharton & Garrison
                                                1285 Avenue of the Americas
                                                New York, NY 10019
                                                Attn.:  James M. Dubin

                                    SUBORDINATED CREDITORS:

                                    METROMEDIA COMPANY, a general
                                        partnership


                                    By_________________________
                                      Name:
                                      Title:
                                      Address:  One Meadowlands Plaza
                                                East Rutherford, NJ 07073
                                                Attn: Arnold L. Wadler

                                    JOHN W. KLUGE


                                    By_________________________
                                      John W. Kluge
                                      Address:   c/o Metromedia Company
                                                 215 E. 67th Street
                                                 New York, NY 10021


                                    CHEMICAL BANK,
                                     as Agent

Executed in New York, New
York on ________, 1995              By_________________________
                                      Name:
                                      Title:
                                      Address:   270 Park Avenue
                                                 New York, NY 10172
                                                 Attn: John J. Huber, III

                                                 with a copy to:
                                                 CBC-USA, Inc.
                                                 1800 Century Park East
                                                 Suite 400
                                                 Los Angeles, CA 90067
                                                 Attn:  Kenneth R. Wilson

                                                                      SCHEDULE 1




                                                                           Revolving Credit                  Term Loan
              Lender                                                          Commitment                     Commitment
----------------------------------                                         ----------------                  ----------
CHEMICAL BANK                                                                $14,000,000                    $16,000,000

DE NATIONALE INVESTERINGSBANK, N.V.                                            6,000,000                      9,000,000

THE FIRST NATIONAL BANK                                                        6,000,000                      9,000,000
   OF BOSTON

AMSOUTH BANK OF ALABAMA                                                        4,000,000                      6,000,000

THE BANK OF CALIFORNIA, N.A.                                                   4,000,000                      6,000,000

THE BANK OF NEW YORK                                                           4,000,000                      6,000,000

BANQUE FRANCAISE DU COMMERCE                                                   4,000,000                      6,000,000
  EXTERIEUR

IMPERIAL BANK                                                                  4,000,000                      6,000,000

SUMITOMO TRUST & BANKING CO., LTD.,                                            4,000,000                      6,000,000
  NEW YORK BRANCH

PILGRIM PRIME RATE TRUST                                                               0                     10,000,000

PRIME INCOME TRUST                                                                     0                     10,000,000

PROTECTIVE LIFE INSURANCE COMPANY                                                      0                     10,000,000

VAN KAMPEN MERRITT PRIME                                                               0                     15,000,000
  RATE INCOME TRUST

SENIOR DEBT PORTFOLIO                                                                  0                     10,000,000

MERRILL LYNCH SENIOR FLOATING
  RATE FUND, INC.                                                                      0                      5,000,000

MERRILL LYNCH PRIME RATE
  PORTFOLIO                                                                            0                      5,000,000
                                                                             -----------                   ------------
                                                                             $50,000,000                   $135,000,000


                                                                  Exhibit 10(h)

                                                                  EXECUTION COPY

================================================================================



                                CREDIT AGREEMENT


                                    between


                      METROMEDIA INTERNATIONAL GROUP, INC.



                                      and


                                 CHEMICAL BANK




                         Dated as of November 1, 1995

================================================================================

                               TABLE OF CONTENTS

                                                                                                                     Page
SECTION 1.  DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

         1.1  Defined Terms . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
         1.2  Other Definitional Provisions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11

SECTION 2.  AMOUNT AND TERMS OF COMMITMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12

         2.1  Commitment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         2.2  Procedure for Borrowing . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         2.3  Commitment Fee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         2.4  Termination or Reduction of Commitment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         2.5  Repayment of Loans; Evidence of Debt  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         2.6  Optional Prepayments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         2.7  Conversion and Continuation Options . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         2.8  Minimum Amounts and Maximum Number of Tranches  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         2.9  Maintenance, of Loan to Value Ratio . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         2.10  Interest Rates and Payment Dates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         2.11  Computation of Interest and Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         2.12  Inability to Determine Interest Rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         2.13  Illegality . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         2.14  Requirements of Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         2.15  Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         2.16  Indemnity  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         2.17  Change of Lending Office . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18

SECTION 3.  REPRESENTATIONS AND WARRANTIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18

         3.1  Financial Condition . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         3.2  No Change . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         3.3  Existence; Compliance with Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         3.4  Corporate Power; Authorization; Enforceable Obligations . . . . . . . . . . . . . . . . . . . . . . . .  20
         3.5  No Legal Bar  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         3.6  No Material Litigation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         3.7  No Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         3.8  Ownership of Property; Liens  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         3.9  Intellectual Property . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         3.10  Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         3.11  Federal Regulations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         3.12  ERISA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         3.13  Investment Company Act; Other Regulations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         3.14  Subsidiaries . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         3.15  Purpose of Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22


                                                                                                                     Page
                                                                                                                     ----
         3.17  Environmental Matters  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         3.18  Regulation H . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24

SECTION 4.  CONDITIONS PRECEDENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24

         4.1  Conditions to Initial Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         4.2  Conditions to Each Loan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27

SECTION 5.  AFFIRMATIVE COVENANTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         5.1  Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         5.2  Certificates; Other Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         5.3  Payment of Obligations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         5.4  Conduct of Business and Maintenance of Existence  . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         5.5  Maintenance of Property; Insurance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         5.6  Inspection of Property; Books and Records; Discussions  . . . . . . . . . . . . . . . . . . . . . . . .  30
         5.7  Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         5.8  Environmental Laws  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         5.9  Registration of Stock of Roadmaster Industries, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . .  32

SECTION 6.  NEGATIVE COVENANTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32

         6.1  Limitation on Indebtedness  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         6.2  Limitation on Liens . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         6.3  Limitation on Guarantee Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
         6.4  Limitation on Fundamental Changes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
         6.5  Limitation on Sale of Assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
         6.6  Limitation on Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
         6.7  Limitation on Investments, Loans and Advances . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
         6.8  Limitation on Optional Payments and Modifications of Debt Instruments . . . . . . . . . . . . . . . . .  36
         6.9  Limitation on Transactions with Affiliates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
         6.10  Limitation on Sales and Leasebacks . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
         6.11  Limitation on Lines of Business  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36

SECTION 7.  EVENTS OF DEFAULT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36

SECTION 8.  MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39

         8.1  Amendments and Waivers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
         8.2  Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
         8.3  No Waiver; Cumulative Remedies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
         8.4  Survival of Representations and Warranties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
         8.5  Payment of Expenses and Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
         8.6  Successors and Assigns.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
         8.7  Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41

                                                                                                                     Page
                                                                                                                     ----
         8.8  Severability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
         8.9  Integration . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
         8.10  GOVERNING LAW  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
         8.11  Submission To Jurisdiction; Waivers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
         8.12  Acknowledgements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
         8.13  WAIVERS OF JURY TRIAL  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
         8.14  Confidentiality  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43


SCHEDULES

3.3                               Existence
3.12                              ERISA
3.14                              Subsidiaries
3.17                              Environmental Matters
6.1                               Indebtedness
6.2                               Liens
6.3                               Guarantees
6.7                               Loans and Advances
6.9                               Transactions with Affiliate


EXHIBITS

Exhibit A                                  Form of Note
Exhibit B                                  Form of Opinion of Long, Aldridge &
                                           Norman
Exhibit C                                  Form of Closing Certificate
Exhibit D                                  Form of MITI Guarantee
Exhibit E                                  Form of Intercreditor Agreement
Exhibit F                                  Form of Snapper Mortgage
Exhibit G                                  Form of Stock Pledge Agreement
Exhibit H                                  Form of Snapper Security Agreement



                                     iii